UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


                  Investment Company Act file number 811-21587

                            Old Mutual Advisor Funds
               (Exact name of registrant as specified in charter)
                                                               --------


                       4643 South Ulster Street, Suite 600
                                Denver, CO 80237
                    (Address of principal executive offices)

                               Julian F. Sluyters
              4643 South Ulster Street, Suite 600, Denver, CO 80237
                     (Name and address of agent for service)

                                   Copies to:

Jay G. Baris, Esq.                           Andra C. Ozols, Esq.
Kramer Levin Naftalis & Frankel LLP          Old Mutual Capital, Inc.
1177 Avenue of the Americas                  4643 South Ulster Street, Suite 600
New York, New York 10036                     Denver, CO 80237
(212) 715-9100                               (888) 744-5050

       Registrant's telephone number, including area code: 1-888-744-5050

                        Date of fiscal year end: July 31

                     Date of reporting period: July 31, 2006

Item 1. Reports to Stockholders.



[OLD MUTUAL LOGO OMITTED]


ANNUAL REPORT              July 31, 2006


[PHOTO OMITTED]



Asset Allocation Portfolios
Old Mutual Asset Allocation Conservative Portfolio
Old Mutual Asset Allocation Balanced Portfolio
Old Mutual Asset Allocation Moderate Growth Portfolio
Old Mutual Asset Allocation Growth Portfolio

Equity Funds
Old Mutual Analytic Defensive Equity Fund
Old Mutual Analytic Global Defensive Equity Fund
Old Mutual Clay Finlay China Fund
Old Mutual Clay Finlay Emerging Markets Fund
Old Mutual Copper Rock Emerging Growth Fund
Old Mutual International Equity Fund

[BLANK PAGE]

TABLE OF CONTENTS



About This Report                                                                                 1


Message to Shareholders                                                                           3


Management Discussion of Fund Performance and Statements of Net Assets/Schedules of Investments

ASSET ALLOCATION PORTFOLIOS

    Old Mutual Asset Allocation Conservative Portfolio
       Class A (OMCAX), Class C (OMCCX), Class Z (OMCZX), Institutional Class (OMCIX)             4

    Old Mutual Asset Allocation Balanced Portfolio
       Class A (OMABX), Class C (OMBCX), Class Z (OMBZX), Institutional Class (OMBLX)            22

    Old Mutual Asset Allocation Moderate Growth Portfolio
       Class A (OMMAX), Class C (OMMCX), Class Z (OMMZX), Institutional Class (OMMIX)            44

    Old Mutual Asset Allocation Growth Portfolio
       Class A (OMGAX), Class C (OMCGX), Class Z (OMGZX), Institutional Class (OMGIX)            66

EQUITY FUNDS

    Old Mutual Analytic Defensive Equity Fund
       Class A (ANAEX), Class C (ANCEX), Class Z (ANDEX), Institutional Class (ANIEX)            84

    Old Mutual Analytic Global Defensive Equity Fund
       Class A (ANGAX), Class C (ANGCX), Class Z (ANGZX), Institutional Class (ANGIX)            94

    Old Mutual Clay Finlay China Fund
       Class A (OMNAX), Class C (OMNCX), Class Z (OMNZX), Institutional Class (OMINX)           102

    Old Mutual Clay Finlay Emerging Markets Fund
       Class A (OMRAX), Class C (OMRCX), Class Z (OMRZX), Institutional Class (OMRIX)           107

    Old Mutual Copper Rock Emerging Growth Fund
       Class A (OMARX), Class C (OMCRX), Class Z (OMZRX), Institutional Class (OMIRX)           112

    Old Mutual International Equity Fund
       Class A (OMXAX), Class C (OMXCX), Class Z (OMXZX), Institutional Class (OMXIX)           118

TABLE OF CONTENTS -- concluded



Statements of Assets and Liabilities                                                           125


Statements of Operations                                                                       126


Statements of Changes in Net Assets                                                            128


Financial Highlights                                                                           132


Notes to Financial Statements                                                                  135


Report of Independent Registered Public Accounting Firm                                        148


Notice to Shareholders                                                                         149


Proxy Voting and Portfolio Holdings                                                            150


Fund Expenses Example                                                                          151


Activities and Composition of the Board of Trustees
and Officers of the Trust                                                                      153


Considerations of the Board in Approving
Investment Advisory and Sub-Advisory Agreements                                                155


Shareholder Proxy Results                                                                      162

ABOUT THIS REPORT



HISTORICAL RETURNS
--------------------------------------------------------------------------------

All total returns mentioned in this report account for the change in a Fund's per-share price and the reinvestment of any dividends and capital gain distributions. If your account is set up to receive Fund distributions in cash rather than reinvest them, your actual return may differ from these figures. The Funds' performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call 1-888-744-5050 toll-free or visit www.oldmutualcapital.com for performance results current to the most recent month-end.

The since inception returns for periods less than a year have not been annualized. Performance results for short periods of time may not be representative of longer-term results. Performance without load assumes that no front-end or contingent deferred sales charge applied or the investment was not redeemed. Performance with load assumes that a front-end or contingent deferred sales charge applied to the extent applicable. The Funds each offer Class A, Class C, Class Z and Institutional Class shares. Class A shares have a current maximum up-front sales charge of 5.75% and are subject to an annual service fee of 0.25%. Class C shares are subject to aggregate annual distribution and service fees of 1.00% and will be subject to a contingent deferred sales charge of 1.00% if redeemed within the first 12 months of purchase. Class Z and Institutional Class shares are only available to eligible shareholders. The returns for certain periods may reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

FUND DATA
--------------------------------------------------------------------------------

This report reflects views, opinions and Fund holdings as of July 31, 2006, the end of the report period, and are subject to change. The information is not a complete analysis of every aspect of any sector, industry, security or the Funds.

Opinions and forecasts regarding industries, companies and/or themes and Fund composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security or as investment advice. Percentage holdings as of July 31, 2006 are included in each Fund's Statement of Net Assets or Schedule of Investments. There is no assurance that the securities purchased remain in a Fund or that securities sold have not been repurchased.

There are risks associated with mutual fund investing, including the risk of loss of principal. There is no assurance that the investment process will consistently lead to successful results. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share. Investments in foreign securities may entail unique risks, including political, market and currency risks. An investment in a region fund may involve greater risk and volatility than a more diversified investment. Investing in fixed income securities such as bonds involves interest rate risk. When interest rates rise, the value of fixed income securities generally decreases. High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other higher-quality bonds.

Call options involve certain risks, such as limited gains and lack of liquidity of the underlying securities, and are not suitable for all investors. There are risks associated with short selling, including the risk that a Fund may have to cover the short position at a higher price than the short price, resulting in a loss. A Fund's loss on a short sale is potentially unlimited as a loss occurs when the value of a security sold short increases. Derivatives are often more volatile than other investments and may magnify a Fund's gains or losses. A Fund could be negatively affected if the change in market value of the securities fails to correlate with the value of the derivatives purchased or sold.

ABOUT THIS REPORT -- concluded


COMPARATIVE INDEXES
--------------------------------------------------------------------------------

The comparative indexes discussed in this report are meant to provide a basis for judging the Funds' performance against specific benchmarks. Each index shown accounts for both changes in security price and reinvestment of dividends and distributions, but does not reflect the cost of managing a mutual fund. The total return figures for the Morgan Stanley Capital International (MSCI) indexes assume change in security prices and the deduction of local taxes. The Funds may significantly differ in holdings and composition from an index. Individuals cannot invest directly in an index.

INDEXES:

Lehman Brothers U.S. Aggregate Index

The unmanaged Lehman Brothers U.S. Aggregate Index is a widely recognized measure of the aggregate bond market. The unmanaged index is market value-weighted inclusive of accrued interest.

MSCI China Index

The unmanaged MSCI China Index is a market capitalization-weighted index of Chinese equities that includes Red Chips and H shares listed on the Hong Kong Stock Exchange and B shares listed on the Shanghai and Shenzhen Exchanges. Red Chips are Mainland Chinese companies listed on the Hong Kong Stock Exchange that are incorporated in Hong Kong. H Shares are Mainland Chinese companies listed on the Hong Kong Stock Exchange that are incorporated in Mainland China and approved by the China Securities Regulatory Commission for a listing in Hong Kong. B Shares are Mainland Chinese stocks listed on the Shanghai and Shenzhen stock exchanges, available to Chinese and foreign investors.

MSCI EAFE(R) Index

The unmanaged MSCI EAFE(R) Index is a market capitalization-weighted index that measures the performance of stock markets in various countries in Europe, Australasia and the Far East. The MSCI EAFE Index contains a representative sampling of over 900 small-, medium- and large-capitalization stocks from countries in these regions.

MSCI Emerging Markets Index

The unmanaged MSCI Emerging Markets Index is a market capitalization-weighted index of over 650 stocks traded in 27 of the world's emerging equity markets.

MSCI World Index

The unmanaged MSCI World Index is a market capitalization-weighted index that measures the performance of major world stock markets, including the United States.

Russell 2000(R) Growth Index

The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates.

Standard & Poor's 500 Index

The unmanaged Standard & Poor's 500 ("S&P 500") Index is a market value-weighted index of large-cap common stocks considered representative of the broad market.

Standard & Poor's SuperComposite 1500 Index

The unmanaged Standard & Poor's SuperComposite 1500 ("S&P 1500") Index is a broad-based, capitalization-weighted index comprising 1,500 stocks of large-cap, mid-cap and small-cap U.S. companies.


Index returns and statistical data included in this report are provided by Bloomberg, FactSet and Lehman Brothers.

MESSAGE TO SHAREHOLDERS


Dear Fellow Shareholder:

As investors, the last 12 months have provided us intervals of healthy markets and optimistic outlooks, interrupted occasionally by far more challenging environments. The important challenges of the period included concerns over rising interest rates, inflation, political unrest, and skyrocketing oil prices. Against all this, most broad indexes managed to remain positive for the year.

On the whole, international stocks and real estate investments were the standout performers for the period. Indeed, international equities, as measured by the MSCI EAFE(R) Index, posted a 24.51% gain for the one-year period ended July 31, 2006 and real estate, as measured by the Dow Jones Wilshire Real Estate Securities Index, gained 17.33%. On the U.S. front, stocks in small- and mid-capitalization companies saw better growth than large caps this period, and value style equity investments outperformed growth.

We believe that the experience and skill of the institutional managers who sub-advise the Old Mutual Advisor Funds was instrumental in delivering competitive results for the one-year period ended July 31, 2006. I invite you to review the pages that follow for complete performance discussions regarding each Fund.

We are also pleased to announce the addition of the Old Mutual Analytic Global Defensive Equity Fund to the Old Mutual Advisor Funds lineup. The Fund, managed by Analytic Investors, Inc. provides unique retail access to the expertise of a firm that is highly specialized in alternative investment strategies.

On behalf of everyone at Old Mutual Capital, thank you for your continued support. We value your investment in the Old Mutual Advisor Funds and remain committed to serving your long-term investment needs.




Sincerely,

/S/ DAVID J. BULLOCK       [PHOTO OMITTED]

David J. Bullock
PRESIDENT
OLD MUTUAL ADVISOR FUNDS

OLD MUTUAL ASSET ALLOCATION CONSERVATIVE PORTFOLIO
--------------------------------------------------------------------------------
MARKET OVERVIEW
Strategic Asset Allocation Consultant: Ibbotson Associates Advisors, LLC


PERFORMANCE HIGHLIGHTS


O FOR THE ONE-YEAR PERIOD ENDED JULY 31, 2006, THE OLD MUTUAL ASSET ALLOCATION
  CONSERVATIVE PORTFOLIO'S CLASS A SHARES GAINED 3.39% AT NET ASSET VALUE, WHILE THE S&P 1500 INDEX RETURNED 5.24% AND THE LEHMAN BROTHERS U.S. AGGREGATE INDEX RETURNED 1.45%.

O THE FUND'S 63% STRATEGIC ALLOCATION TO FIXED-INCOME SECURITIES, WHILE
  CONSISTENT WITH THE FUND'S MORE CONSERVATIVE APPROACH, MADE ONLY A SLIGHT CONTRIBUTION TO OVERALL PERFORMANCE FOR THE PERIOD.

O THE FUND'S 30% ALLOCATION TO EQUITIES, HOWEVER, DID MAKE SOLID CONTRIBUTIONS
  TO PERFORMANCE DURING THE PERIOD.


Q.  How did the Fund perform relative to its benchmarks?

A. For the one-year period ended July 31, 2006, the Old Mutual Asset Allocation Conservative Portfolio's Class A shares gained 3.39% at net asset value, while the S&P 1500 Index returned 5.24% and the Lehman Brothers U.S. Aggregate Index returned 1.45%. Performance for all share classes can be found on page 6.

Q.  What investment environment did the Fund face during the past year?

A. The one-year period ended July 31, 2006 consisted of intervals where markets were healthy and investors' outlooks were optimistic, interrupted occasionally by more challenging environments. The important challenges of the period included concerns over rising interest rates, inflation, political unrest, and skyrocketing oil prices. Most broad indexes managed to remain positive for the year, however.

Q.  Which market factors influenced the Fund's relative performance?

A. The Federal Reserve ("Fed") continued to pursue a less accommodative monetary policy during the period. Any lingering doubts whether new Fed Chairman Ben Bernanke would stay the course of current Fed policy were quelled. At the same time, U.S. Treasury yields, which remained range-bound for much of the period, ultimately tracked the upward trend, as strong economic reports and inflationary pressures pushed yields higher.

    Despite waves of challenging economic periods and events that made a significant impact on the U.S. economy, economic conditions generally remained positive during the one-year period. At different times throughout the period, rising energy prices, increasing inflationary pressures, concerns over geopolitical instability and war, and devastating hurricanes that hit the Gulf Coast in August of 2005 all threatened to slow the U.S. economy.

    U.S. equities have remained under pressure from rising energy costs, inflation and interest rates. Stocks proved to be very susceptible to gyrations in oil prices and supply. Unique challenges during the period included continued war in the Middle East and two devastating and very costly hurricanes.

Q.  How did portfolio composition affect Fund performance?

A The Fund's 63% strategic allocation to fixed-income securities, while consistent with the Fund's more conservative approach, made only a slight contribution to overall performance for the period. Barrow, Hanley, Mewhinney & Strauss, Inc.'s ("Barrow Hanley") core bond strategy and intermediate-term bond strategy added to performance during the period. Meanwhile Dwight Asset Management Company's high-yield bond strategy and Rogge Global Partners PLC's international bond strategy detracted marginally from relative performance. The Fund's 30% allocation to equities, however, did make solid contributions to performance during the period. Provident Investment Counsel Inc.'s mid-capitalization growth strategy and Thompson, Siegel & Walmsley, Inc.'s mid-capitalization value strategy were the top performing mandates during the period on a relative basis. Acadian Asset Management, Inc.'s international equity strategy was a standout performer on an absolute basis. The Fund's allocation to the Barrow Hanley large-capitalization value strategy was a slight drag on relative performance despite producing strong absolute performance. Liberty Ridge Capital, Inc.'s large-capitalization growth strategy and small-capitalization blend strategy also detracted from relative results during the period.


Asset Allocation Conservative Portfolio

    Top performing individual holdings during the period included Nucor, a steel manufacturer; Mizuho Financial Group; and information technology firm, MEMC Electronic Materials, a producer of wafers for the semiconductor industry worldwide. Holdings that detracted from the Fund's performance during the one-year period included private label clothing and gift item retailer, Chico's FAS; power protection and management solution provider, American Power Conversion; and health care service provider, UnitedHealth Group.


Q.  What is the investment outlook?

A. Ibbotson Associates Advisors, LLC ("Ibbotson"), the Fund's strategic asset allocation consultant, believes that the Federal Reserve may continue to increase short-term interest rates, but the firm notes that there is not a clear near-term direction for long-term yields. Over the longer term, however, Ibbotson expects an increase in long-term yields.

    The firm believes that the persistent outperformance of U.S.
    small-capitalization stocks appears to be fading, thus giving way to a phase of large-capitalization stock outperformance.





  TOP TEN HOLDINGS
  AS OF JULY 31, 2006


U.S. Treasury Note,
3.875%, 07/15/10                     4.7%
-----------------------------------------
U.S. Treasury Bond,
5.125%, 05/15/16                     3.4%
-----------------------------------------
U.S. Treasury Bond,
5.375%, 02/15/31                     1.6%
-----------------------------------------
Federal National
Mortgage Association,
6.500%, 05/01/36                     1.5%
-----------------------------------------
Federal National
Mortgage Association,
6.000%, 07/01/36                     1.4%
-----------------------------------------
Federal National
Mortgage Association,
4.500%, 08/04/08                     1.2%
-----------------------------------------
U.S. Treasury Note,
2.875%, 11/30/06                     1.2%
-----------------------------------------
Federal Home Loan
Mortgage Corporation-Gold,
6.000%, 08/01/30                     1.2%
-----------------------------------------
Countrywide Alternative
Loan Trust,
Ser 2005-53-T2, Cl 2A1
6.000%, 11/25/35                     1.1%
-----------------------------------------
Federal Home Loan
Mortgage Corporation,
5.000%, 05/01/20                     1.0%
-----------------------------------------
As a % of Total
Fund Investments                    18.3%
-----------------------------------------


                                         Asset Allocation Conservative Portfolio

OLD MUTUAL ASSET ALLOCATION
CONSERVATIVE PORTFOLIO -- continued
--------------------------------------------------------------------------------
PERFORMANCE AND PORTFOLIO SUMMARY




Total Return as of July 31, 2006
---------------------------------------------------------------------------------------------------------------------------

                                                                                          1 Year        Annualized
                                                                     Inception Date       Return      Since Inception
---------------------------------------------------------------------------------------------------------------------------
Class A with front-end load                                              9/30/04             (2.53)%          1.98%
Class A without load                                                     9/30/04              3.39%           5.32%
Class C with deferred sales load                                         9/30/04              1.63%           4.57%
Class C without deferred sales load                                      9/30/04              2.63%           4.57%
Class Z                                                                 12/09/05               n/a            2.63% 1
Institutional Class                                                      9/30/04              3.64%           5.59%
S&P 1500 Index                                                           9/30/04              5.24%          10.23%
S&P 500 Index 2                                                          9/30/04              5.38%           9.66%
Lehman Brothers U.S. Aggregate Index                                     9/30/04              1.45%           2.19%
---------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on pages 1 and 2.
1 Not annualized.
2 The Fund's performance will no longer be compared to the S&P 500 Index, as the S&P 1500 Index, which is invested in a broader range of securities, better reflects the Fund's investment strategy.



Fund Performance
--------------------------------------------------------------------------------


[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                                    OM                               OM                              OM
                              ASSET ALLOCATION                 ASSET ALLOCATION               ASSET ALLOCATION
                          CONSERVATIVE PORTFOLIO,           CONSERVATIVE PORTFOLIO,        CONSERVATIVE PORTFOLIO,
                                  CLASS A                           CLASS C                  INSTITUTIONAL CLASS
9/30/2004                        $ 9425                            $10000                           $10000
7/31/2005                         10025                             10574                            10660
7/31/2006                         10364                             10852                            11048



                                                      LEHMAN BROTHERS
                                  S&P                  US AGGREGATE
                              1500 INDEX                BOND INDEX            S&P 500 INDEX
9/30/2004                      $10000                     $10000                 $10000
7/31/2005                       11359                      10256                  11237
7/31/2006                       11954                      10404                  11842


Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class A, C and Institutional shares on the inception date of 9/30/04 to an investment made in unmanaged securities indexes on that date. The performance of the Fund's Class A shares shown in the line graph takes into account the maximum initial sales charge. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of July 31, 2006 -- % of Total Fund Investments
--------------------------------------------------------------------------------

[PIE CHART OMITTED, PLOT POINTS FOLLOWS}

Investment Companies (0.1%)
Asset-Backed Securities (1.0%)
Foreign Preferred Stock (0.0%)
Foreign Bonds (2.1%)
Mortgage Related (4.5%)
Foreign Common Stock (6.9%)
Repurchase Agreement (11.7%)
U.S. Treasury Obligations (13.2%)
U.S. Government Agency Mortgage-Backed Obligations (17.8%)
Corporate Bonds (17.7%)
Common Stock (25.0%)

STATEMENT OF NET ASSETS
AS OF JULY 31, 2006


--------------------------------------------------------------------------------

Description                          Shares     Value (000)

--------------------------------------------------------------------------------
Common Stock -- 25.2%
Advertising Services -- 0.0%
Getty Images*                            330   $        15

                                               -----------
Total Advertising Services                              15
--------------------------------------------------------------------------------
Aerospace/Defense -- 0.3%
Boeing                                   817            63
Rockwell Collins                         640            34
                                               -----------
Total Aerospace/Defense                                 97
--------------------------------------------------------------------------------
Aerospace/Defense-Equipment -- 0.1%
Alliant Techsystems*                     500            40
Goodrich                                  40             2
                                               -----------
Total Aerospace/Defense-Equipment                       42
--------------------------------------------------------------------------------
Agricultural Chemicals -- 0.3%
Agrium                                 1,500            36
Monsanto                               1,480            64
                                               -----------
Total Agricultural Chemicals                           100
--------------------------------------------------------------------------------
Agricultural Operations -- 0.1%
Archer-Daniels-Midland                   928            41
Tejon Ranch*                               5            --
                                               -----------
Total Agricultural Operations                           41
--------------------------------------------------------------------------------
Airlines -- 0.1%
AMR*                                   1,000            22
                                               -----------
Total Airlines                                          22
--------------------------------------------------------------------------------
Applications Software -- 0.0%
Citrix Systems*                           65             2
Nuance Communications*                    90             1
Satyam Computer Services ADR              70             2
                                               -----------
Total Applications Software                              5
--------------------------------------------------------------------------------
Beverages-Non-Alcoholic -- 0.1%
Coca-Cola Enterprises                  1,700            36
                                               -----------
Total Beverages-Non-Alcoholic                           36
--------------------------------------------------------------------------------
Beverages-Wine/Spirits -- 0.0%
Brown-Forman, Cl B                       127             9
                                               -----------
Total Beverages-Wine/Spirits                             9
--------------------------------------------------------------------------------
Brewery -- 0.1%
Molson Coors Brewing, Cl B               450            32
                                               -----------
Total Brewery                                           32
--------------------------------------------------------------------------------
Building Products-Cement/Aggregate -- 0.2%
Eagle Materials                           10            --
Martin Marietta Materials                770            62
                                               -----------
Total Building Products-Cement/Aggregate                62
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Description                          Shares     Value (000)

--------------------------------------------------------------------------------
Building Products-Light Fixtures -- 0.1%
Genlyte Group*                           500   $        35
                                               -----------
Total Building Products-Light Fixtures                  35
--------------------------------------------------------------------------------
Casino Hotels -- 0.1%
Harrah's Entertainment                   550            33
                                               -----------
Total Casino Hotels                                     33
--------------------------------------------------------------------------------
Casino Services -- 0.3%
International Game Technology            740            29
Scientific Games, Cl A*                1,600            54
                                               -----------
Total Casino Services                                   83
--------------------------------------------------------------------------------
Cellular Telecommunications -- 0.2%
NII Holdings*                          1,462            77
                                               -----------
Total Cellular Telecommunications                       77
--------------------------------------------------------------------------------
Chemicals-Diversified -- 0.2%
E.I. du Pont de Nemours                  400            16
Lyondell Chemical                        449            10
Nova Chemicals                           900            26
                                               -----------
Total Chemicals-Diversified                             52
--------------------------------------------------------------------------------
Chemicals-Specialty -- 0.2%
Ashland                                  966            64
Chemtura                                 150             1
Hercules*                                208             3
                                               -----------
Total Chemicals-Specialty                               68
--------------------------------------------------------------------------------
Circuit Boards -- 0.0%
Multi-Fineline Electronix*                30             1
                                               -----------
Total Circuit Boards                                     1
--------------------------------------------------------------------------------
Coal -- 0.2%
Consol Energy                            900            37
Peabody Energy                           560            28
                                               -----------
Total Coal                                              65
--------------------------------------------------------------------------------
Commercial Banks-Eastern US -- 0.0%
North Fork Bancorporation                 20             1
                                               -----------
Total Commercial Banks-Eastern US                        1
--------------------------------------------------------------------------------
Commercial Banks-Southern US -- 0.2%
Colonial BancGroup                     2,000            51
                                               -----------
Total Commercial Banks-Southern US                      51
--------------------------------------------------------------------------------
Commercial Services -- 0.0%
ChoicePoint*                              75             3
                                               -----------
Total Commercial Services                                3
--------------------------------------------------------------------------------

OLD MUTUAL ASSET ALLOCATION
CONSERVATIVE PORTFOLIO -- continued
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
AS OF JULY 31, 2006


--------------------------------------------------------------------------------

Description                          Shares     Value (000)

--------------------------------------------------------------------------------
Commercial Services-Finance -- 0.0%
H&R Block                                 75   $         2
                                               -----------
Total Commercial Services-Finance                        2
--------------------------------------------------------------------------------
Computer Services -- 0.3%
Ceridian*                                950            23
Cognizant Technology Solutions, Cl A*    890            58
Manhattan Associates*                     80             2
                                               -----------
Total Computer Services                                 83
--------------------------------------------------------------------------------
Computers -- 0.5%
Apple Computer*                          890            60
Hewlett-Packard                        1,811            58
International Business Machines          589            46
                                               -----------
Total Computers                                        164
--------------------------------------------------------------------------------
Computers-Integrated Systems -- 0.1%
NCR*                                     546            18
                                               -----------
Total Computers-Integrated Systems                      18
--------------------------------------------------------------------------------
Computers-Memory Devices -- 0.2%
Network Appliance*                       670            20
Seagate Technology                     1,500            35
                                               -----------
Total Computers-Memory Devices                          55
--------------------------------------------------------------------------------
Consumer Products-Miscellaneous -- 0.0%
Kimberly-Clark                            26             2
                                               -----------
Total Consumer Products-Miscellaneous                    2
--------------------------------------------------------------------------------
Containers-Paper/Plastic -- 0.1%
Pactiv*                                  263             7
Sealed Air                               700            33
                                               -----------
Total Containers-Paper/Plastic                          40
--------------------------------------------------------------------------------
Cruise Lines -- 0.0%
Carnival                                 403            16
                                               -----------
Total Cruise Lines                                      16
--------------------------------------------------------------------------------
Data Processing/Management -- 0.0%
Dun & Bradstreet*                         30             2
MasterCard, Cl A*                         30             1
NAVTEQ*                                   50             2
SEI Investments                           25             1
                                               -----------
Total Data Processing/Management                         6
--------------------------------------------------------------------------------
Decision Support Software -- 0.0%
Cognos*                                  430            13
                                               -----------
Total Decision Support Software                         13
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Description                          Shares     Value (000)

--------------------------------------------------------------------------------
Diagnostic Equipment -- 0.1%
Cytyc*                                   740   $        18
Gen-Probe*                               533            28
                                               -----------
Total Diagnostic Equipment                              46
--------------------------------------------------------------------------------
Dialysis Centers -- 0.0%
DaVita*                                   30             2
                                               -----------
Total Dialysis Centers                                   2
--------------------------------------------------------------------------------
Disposable Medical Products -- 0.1%
C.R. Bard                                300            21
                                               -----------
Total Disposable Medical Products                       21
--------------------------------------------------------------------------------
Distribution/Wholesale -- 0.1%
Fastenal                                 470            17
                                               -----------
Total Distribution/Wholesale                            17
--------------------------------------------------------------------------------
Diversified Manufacturing Operations -- 0.2%
3M                                       200            14
Dover                                     35             2
Honeywell International                  371            14
Illinois Tool Works                      698            32
Parker Hannifin                           70             5
Trinity Industries                        15             1
                                               -----------
Total Diversified Manufacturing Operations              68
--------------------------------------------------------------------------------
Electric Products-Miscellaneous -- 0.1%
Emerson Electric                         259            20
                                               -----------
Total Electric Products-Miscellaneous                   20
--------------------------------------------------------------------------------
Electric-Generation -- 0.1%
AES*                                   1,583            31
                                               -----------
Total Electric-Generation                               31
--------------------------------------------------------------------------------
Electric-Integrated -- 0.6%
Dominion Resources                       200            16
Duke Energy                            1,088            33
Edison International                      74             3
Entergy                                  467            36
OGE Energy                             1,800            68
PPL                                    1,200            41
Public Service Enterprise Group           12             1
                                               -----------
Total Electric-Integrated                              198
--------------------------------------------------------------------------------
Electronic Components-Miscellaneous -- 0.0%
Flextronics International*               285             3
                                               -----------
Total Electronic Components-Miscellaneous                3
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description                          Shares     Value (000)

--------------------------------------------------------------------------------
Electronic Components-Semiconductors -- 0.3%
Advanced Micro Devices*                  800   $        15
Freescale Semiconductor, Cl B*           415            12
MEMC Electronic Materials*               700            21
Nvidia*                                1,050            23
QLogic*                                   40             1
Semtech*                                  50             1
Silicon Laboratories*                    570            21
                                               -----------
Total Electronic Components-Semiconductors              94
--------------------------------------------------------------------------------
Electronic Forms -- 0.2%
Adobe Systems*                         1,770            50
                                               -----------
Total Electronic Forms                                  50
--------------------------------------------------------------------------------
Electronic Parts Distribution -- 0.0%
Avnet*                                    90             2
                                               -----------
Total Electronic Parts Distribution                      2
--------------------------------------------------------------------------------
Engineering/R&D Services -- 0.1%
Fluor                                    290            25
                                               -----------
Total Engineering/R&D Services                          25
--------------------------------------------------------------------------------
Enterprise Software/Services -- 0.2%
BMC Software*                          1,100            26
Lawson Software*                         440             3
Sybase*                                1,500            31
                                               -----------
Total Enterprise Software/Services                      60
--------------------------------------------------------------------------------
Entertainment Software -- 0.1%
Activision*                            1,420            17
Electronic Arts*                          30             1
                                               -----------
Total Entertainment Software                            18
--------------------------------------------------------------------------------
Fiduciary Banks -- 0.1%
Northern Trust                           850            49
                                               -----------
Total Fiduciary Banks                                   49
--------------------------------------------------------------------------------
Finance-Commercial -- 0.1%
CIT Group                                772            35
                                               -----------
Total Finance-Commercial                                35
--------------------------------------------------------------------------------
Finance-Consumer Loans -- 0.3%
First Marblehead                          40             2
SLM                                    1,611            81
                                               -----------
Total Finance-Consumer Loans                            83
--------------------------------------------------------------------------------
Finance-Credit Card -- 0.2%
American Express                         721            38
Capital One Financial                    364            28
                                               -----------
Total Finance-Credit Card                               66
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Description                          Shares     Value (000)

--------------------------------------------------------------------------------
Finance-Investment Banker/Broker -- 0.7%
Citigroup                                809   $        39
Goldman Sachs Group                      254            39
Greenhill                                 20             1
JPMorgan Chase                         2,276           104
Lehman Brothers Holdings                 395            26
TD Ameritrade Holdings                 2,580            42
                                               -----------
Total Finance-Investment Banker/Broker                 251
--------------------------------------------------------------------------------
Finance-Other Services -- 0.1%
Asset Acceptance Capital*                 80             1
Cbot Holdings, Cl A*                     180            23
                                               -----------
Total Finance-Other Services                            24
--------------------------------------------------------------------------------
Financial Guarantee Insurance -- 0.2%
AMBAC Financial Group                    540            45
MGIC Investment                          350            20
                                               -----------
Total Financial Guarantee Insurance                     65
--------------------------------------------------------------------------------
Food-Dairy Products -- 0.1%
Dean Foods*                            1,150            43
                                               -----------
Total Food-Dairy Products                               43
--------------------------------------------------------------------------------
Food-Miscellaneous/Diversified -- 0.0%
ConAgra Foods                            713            15
                                               -----------
Total Food-Miscellaneous/Diversified                    15
--------------------------------------------------------------------------------
Food-Retail -- 0.2%
Kroger                                 1,730            40
Whole Foods Market                       420            24
                                               -----------
Total Food-Retail                                       64
--------------------------------------------------------------------------------
Forestry -- 0.2%
Plum Creek Timber                      1,500            51
                                               -----------
Total Forestry                                          51
--------------------------------------------------------------------------------
Gas-Distribution -- 0.1%
Energen                                  950            40
WGL Holdings                              30             1
                                               -----------
Total Gas-Distribution                                  41
--------------------------------------------------------------------------------
Gold Mining -- 0.1%
Goldcorp                               1,100            32
                                               -----------
Total Gold Mining                                       32
--------------------------------------------------------------------------------
Golf -- 0.0%
Callaway Golf                            100             1
                                               -----------
Total Golf                                               1
--------------------------------------------------------------------------------

OLD MUTUAL ASSET ALLOCATION
CONSERVATIVE PORTFOLIO -- continued
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
AS OF JULY 31, 2006


--------------------------------------------------------------------------------

Description                          Shares     Value (000)

--------------------------------------------------------------------------------
Hazardous Waste Disposal -- 0.1%
Stericycle*                              550   $        37
                                               -----------
Total Hazardous Waste Disposal                          37
--------------------------------------------------------------------------------
Health Care Cost Containment -- 0.2%
McKesson                               1,187            60
                                               -----------
Total Health Care Cost Containment                      60
--------------------------------------------------------------------------------
Hotels & Motels -- 0.2%
InterContinental Hotels ADR               80             1
Marriott International, Cl A           1,980            70
                                               -----------
Total Hotels & Motels                                   71
--------------------------------------------------------------------------------
Human Resources -- 0.3%
Hewitt Associates, Cl A*               1,400            31
Manpower                                 750            45
Monster Worldwide*                       650            26
                                               -----------
Total Human Resources                                  102
--------------------------------------------------------------------------------
Identification Systems/Development -- 0.0%
Symbol Technologies                      255             3
                                               -----------
Total Identification Systems/Development                 3
--------------------------------------------------------------------------------
Independent Power Producer -- 0.0%
Mirant*                                   50             1
Reliant Energy*                          165             2
                                               -----------
Total Independent Power Producer                         3
--------------------------------------------------------------------------------
Industrial Automation/Robot -- 0.0%
Cognex                                    30             1
                                               -----------
Total Industrial Automation/Robot                        1
--------------------------------------------------------------------------------
Industrial Gases -- 0.1%
Air Products & Chemicals                  30             2
Praxair                                  840            46
                                               -----------
Total Industrial Gases                                  48
--------------------------------------------------------------------------------
Instruments-Scientific -- 0.1%
PerkinElmer                            1,600            29
                                               -----------
Total Instruments-Scientific                            29
--------------------------------------------------------------------------------
Insurance Brokers -- 0.3%
AON                                      788            27
Brown & Brown                          1,800            56
                                               -----------
Total Insurance Brokers                                 83
--------------------------------------------------------------------------------
Internet Connective Services -- 0.1%
NDS ADR*                                 900            43
                                               -----------
Total Internet Connective Services                      43
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Description                          Shares     Value (000)

--------------------------------------------------------------------------------
Internet Infrastructure Equipment -- 0.0%
Avocent*                                  65   $         2
                                               -----------
Total Internet Infrastructure Equipment                  2
--------------------------------------------------------------------------------
Internet Security -- 0.0%
Symantec*                                105             2
                                               -----------
Total Internet Security                                  2
--------------------------------------------------------------------------------
Investment Management/Advisory Services -- 0.1%
Legg Mason                               460            38
                                               -----------
Total Investment Management/Advisory Services           38
--------------------------------------------------------------------------------
Life/Health Insurance -- 0.3%
Cigna                                    450            41
Prudential Financial                     581            46
UnumProvident                             70             1
                                               -----------
Total Life/Health Insurance                             88
--------------------------------------------------------------------------------
Machine Tools & Related Products -- 0.1%
Kennametal                               700            37
                                               -----------
Total Machine Tools & Related Products                  37
--------------------------------------------------------------------------------
Machinery-Construction & Mining -- 0.3%
Caterpillar                              998            71
Terex*                                   550            24
                                               -----------
Total Machinery-Construction & Mining                   95
--------------------------------------------------------------------------------
Machinery-Print Trade -- 0.0%
Zebra Technologies, Cl A*                 75             2
                                               -----------
Total Machinery-Print Trade                              2
--------------------------------------------------------------------------------
Medical Information Systems -- 0.0%
Eclipsys*                                 40             1
IMS Health                               180             5
                                               -----------
Total Medical Information Systems                        6
--------------------------------------------------------------------------------
Medical Instruments -- 0.2%
Boston Scientific*                        59             1
St. Jude Medical*                      1,490            55
                                               -----------
Total Medical Instruments                               56
--------------------------------------------------------------------------------
Medical Labs & Testing Services -- 0.3%
Covance*                                 580            37
Laboratory Corp of America Holdings*     700            45
                                               -----------
Total Medical Labs & Testing Services                   82
--------------------------------------------------------------------------------
Medical Products -- 0.3%
Baxter International                     769            32
Becton Dickinson                          10             1
Henry Schein*                            430            20
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description                          Shares     Value (000)

--------------------------------------------------------------------------------
Medical Products -- continued
Johnson & Johnson                        160   $        10
Mentor                                    20             1
Zimmer Holdings*                         470            30
                                               -----------
Total Medical Products                                  94
--------------------------------------------------------------------------------
Medical-Biomedical/Genetic -- 0.5%
Amgen*                                   750            52
Biogen Idec*                             470            20
Celgene*                                 555            26
Genzyme*                                 800            55
Invitrogen*                               30             2
PDL BioPharma*                         1,093            20
                                               -----------
Total Medical-Biomedical/Genetic                       175
--------------------------------------------------------------------------------
Medical-Drugs -- 0.5%
Allergan                                 210            23
Angiotech Pharmaceuticals*               200             2
Bristol-Myers Squibb                     985            24
Forest Laboratories*                     420            20
Pfizer                                 1,628            42
Schering-Plough                        1,195            24
Wyeth                                    317            15
                                               -----------
Total Medical-Drugs                                    150
--------------------------------------------------------------------------------
Medical-Generic Drugs -- 0.0%
Barr Pharmaceuticals*                     20             1
                                               -----------
Total Medical-Generic Drugs                              1
--------------------------------------------------------------------------------
Medical-HMO -- 0.5%
UnitedHealth Group                     2,118           101
WellPoint*                               628            47
                                               -----------
Total Medical-HMO                                      148
--------------------------------------------------------------------------------
Medical-Outpatient/Home Medical -- 0.0%
AmSurg*                                   40             1
Lincare Holdings*                         85             3
                                               -----------
Total Medical-Outpatient/Home Medical                    4
--------------------------------------------------------------------------------
Medical-Wholesale Drug
Distributors -- 0.4%
AmerisourceBergen                      1,495            64
Cardinal Health                        1,130            76
                                               -----------
Total Medical-Wholesale
   Drug Distributors                                   140
--------------------------------------------------------------------------------
Metal Processors & Fabricators -- 0.2%
Commercial Metals                      1,600            36
Precision Castparts                      570            34
                                               -----------
Total Metal Processors & Fabricators                    70
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Description                          Shares     Value (000)

--------------------------------------------------------------------------------
Metal-Copper -- 0.1%
Phelps Dodge                             500   $        44
                                               -----------
Total Metal-Copper                                      44
--------------------------------------------------------------------------------
Metal-Diversified -- 0.2%
Freeport-McMoRan Copper & Gold, Cl B     922            50
                                               -----------
Total Metal-Diversified                                 50
--------------------------------------------------------------------------------
Motion Pictures & Services -- 0.0%
DreamWorks Animation, SKG, Cl A*          35             1
                                               -----------
Total Motion Pictures & Services                         1
--------------------------------------------------------------------------------
Multi-Line Insurance -- 0.6%
Allstate                                 605            34
American International Group             840            51
Cincinnati Financial                   1,050            50
Hartford Financial Services Group        447            38
XL Capital, Cl A                         440            28
                                               -----------
Total Multi-Line Insurance                             201
--------------------------------------------------------------------------------
Multimedia -- 0.1%
News, Cl A                               971            19
Walt Disney                              213             6
                                               -----------
Total Multimedia                                        25
--------------------------------------------------------------------------------
Non-Ferrous Metals -- 0.1%
Cameco                                   810            32
USEC                                      70             1
                                               -----------
Total Non-Ferrous Metals                                33
--------------------------------------------------------------------------------
Non-Hazardous Waste Disposal -- 0.0%
Allied Waste Industries*                 140             1
                                               -----------
Total Non-Hazardous Waste Disposal                       1
--------------------------------------------------------------------------------
Office Automation & Equipment -- 0.0%
Pitney Bowes                              60             3
                                               -----------
Total Office Automation & Equipment                      3
--------------------------------------------------------------------------------
Office Supplies & Forms -- 0.1%
Avery Dennison                           600            35
                                               -----------
Total Office Supplies & Forms                           35
--------------------------------------------------------------------------------
Oil & Gas Drilling -- 0.5%
Diamond Offshore Drilling                310            24
Nabors Industries*                     1,500            53
Pride International*                   1,510            45
Rowan                                     50             2
Todco                                     20             1
Transocean*                              640            49
                                               -----------
Total Oil & Gas Drilling                               174
--------------------------------------------------------------------------------

OLD MUTUAL ASSET ALLOCATION
CONSERVATIVE PORTFOLIO -- continued
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
AS OF JULY 31, 2006


--------------------------------------------------------------------------------

Description                          Shares     Value (000)

--------------------------------------------------------------------------------
Oil Companies-Exploration & Production -- 0.4%
Anadarko Petroleum                       162   $         7
Denbury Resources*                       420            15
Kerr-McGee                                 8             1
Newfield Exploration*                    700            32
Pogo Producing                            15             1
Southwestern Energy*                     680            23
Ultra Petroleum*                         350            21
XTO Energy                               540            25
                                               -----------
Total Oil Companies-
  Exploration & Production                             125
--------------------------------------------------------------------------------
Oil Companies-Integrated -- 1.1%
BP ADR                                   343            25
Chevron                                  923            61
ConocoPhillips                           722            50
Exxon Mobil                            1,926           130
Hess                                     700            37
Marathon Oil                             187            17
Occidental Petroleum                     487            52
                                               -----------
Total Oil Companies-Integrated                         372
--------------------------------------------------------------------------------
Oil Field Machinery & Equipment -- 0.2%
Grant Prideco*                           620            28
National Oilwell Varco*                  530            36
                                               -----------
Total Oil Field Machinery & Equipment                   64
--------------------------------------------------------------------------------
Oil Refining & Marketing -- 0.1%
Frontier Oil                             700            25
                                               -----------
Total Oil Refining & Marketing                          25
--------------------------------------------------------------------------------
Oil-Field Services -- 0.3%
Halliburton                            1,540            52
Hanover Compressor*                       70             1
Helix Energy Solutions*                  750            29
Tidewater                                 20             1
                                               -----------
Total Oil-Field Services                                83
--------------------------------------------------------------------------------
Oil-US Royalty Trusts -- 0.0%
Hugoton Royalty Trust                     31             1
                                               -----------
Total Oil-US Royalty Trusts                              1
--------------------------------------------------------------------------------
Optical Supplies -- 0.2%
Alcon                                    460            51
                                               -----------
Total Optical Supplies                                  51
--------------------------------------------------------------------------------
Paper & Related Products -- 0.0%
Abitibi-Consolidated                     530             2
MeadWestvaco                              50             1
Smurfit-Stone Container*                 285             3
                                               -----------
Total Paper & Related Products                           6
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Description                          Shares     Value (000)

--------------------------------------------------------------------------------
Pharmacy Services -- 0.2%
Express Scripts*                         502   $        39
Medco Health Solutions*                  364            21
                                               -----------
Total Pharmacy Services                                 60
--------------------------------------------------------------------------------
Physical Practice Management -- 0.1%
Pediatrix Medical Group*                 700            30
                                               -----------
Total Physical Practice Management                      30
--------------------------------------------------------------------------------
Physical Therapy/Rehabilitation Centers -- 0.0%
Psychiatric Solutions*                   200             6
                                               -----------
Total Physical Therapy/Rehabilitation Centers            6
--------------------------------------------------------------------------------
Pipelines -- 0.3%
El Paso                                  170             3
National Fuel Gas                      1,250            46
Questar                                  550            49
                                               -----------
Total Pipelines                                         98
--------------------------------------------------------------------------------
Power Conversion/Supply Equipment -- 0.1%
American Power Conversion              1,051            18
                                               -----------
Total Power Conversion/
   Supply Equipment                                     18
--------------------------------------------------------------------------------
Printing-Commercial -- 0.0%
RR Donnelley & Sons                       50             1
                                               -----------
Total Printing-Commercial                                1
--------------------------------------------------------------------------------
Property/Casualty Insurance -- 0.5%
Arch Capital Group*                      850            52
Safeco                                   950            51
WR Berkley                             1,650            59
                                               -----------
Total Property/Casualty Insurance                      162
--------------------------------------------------------------------------------
Publishing-Books -- 0.0%
Scholastic*                               60             2
                                               -----------
Total Publishing-Books                                   2
--------------------------------------------------------------------------------
Publishing-Newspapers -- 0.1%
Gannett                                  317            17
                                               -----------
Total Publishing-Newspapers                             17
--------------------------------------------------------------------------------
Quarrying -- 0.2%
Vulcan Materials                         753            50
                                               -----------
Total Quarrying                                         50
--------------------------------------------------------------------------------
Real Estate Management/Services -- 0.2%
CB Richard Ellis Group, Cl A*          2,270            53
                                               -----------
Total Real Estate Management/Services                   53
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description                          Shares     Value (000)

--------------------------------------------------------------------------------
Reinsurance -- 0.2%
Allied World Assurance Holdings*          40   $         1
Aspen Insurance Holdings                 115             3
Axis Capital Holdings                    100             3
Everest Re Group                          20             2
Montpelier Re Holdings                   110             2
Odyssey Re Holdings                       55             1
PartnerRe                                700            44
                                               -----------
Total Reinsurance                                       56
--------------------------------------------------------------------------------
REITs-Hotels -- 0.0%
Host Hotels & Resorts                     65             1
                                               -----------
Total REITs-Hotels                                       1
--------------------------------------------------------------------------------
REITs-Office Property -- 0.2%
American Financial Realty Trust          170             2
Boston Properties                        700            69
                                               -----------
Total REITs-Office Property                             71
--------------------------------------------------------------------------------
REITs-Regional Malls -- 0.1%
CBL & Associates Properties              900            35
                                               -----------
Total REITs-Regional Malls                              35
--------------------------------------------------------------------------------
REITs-Storage -- 0.0%
Public Storage                            10             1
                                               -----------
Total REITs-Storage                                      1
--------------------------------------------------------------------------------
Respiratory Products -- 0.1%
Resmed*                                  610            28
                                               -----------
Total Respiratory Products                              28
--------------------------------------------------------------------------------
Retail-Apparel/Shoe -- 0.2%
Chico's FAS*                             940            21
Claire's Stores                        1,100            28
Talbots                                   50             1
Urban Outfitters*                        760            11
                                               -----------
Total Retail-Apparel/Shoe                               61
--------------------------------------------------------------------------------
Retail-Building Products -- 0.3%
Lowe's                                 3,099            88
                                               -----------
Total Retail-Building Products                          88
--------------------------------------------------------------------------------
Retail-Computer Equipment -- 0.1%
GameStop, Cl A*                          760            32
                                               -----------
Total Retail-Computer Equipment                         32
--------------------------------------------------------------------------------
Retail-Discount -- 0.1%
Costco Wholesale                          75             4
Dollar General                           751            10
Target                                   540            25
                                               -----------
Total Retail-Discount                                   39
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Description                          Shares     Value (000)

--------------------------------------------------------------------------------
Retail-Drug Store -- 0.2%
CVS                                    2,350   $        77
                                               -----------
Total Retail-Drug Store                                 77
--------------------------------------------------------------------------------
Retail-Major Department Store -- 0.1%
Saks                                   1,300            21
Sears Holdings*                            6             1
                                               -----------
Total Retail-Major Department Store                     22
--------------------------------------------------------------------------------
Retail-Office Supplies -- 0.0%
OfficeMax                                 45             2
                                               -----------
Total Retail-Office Supplies                             2
--------------------------------------------------------------------------------
Retail-Pet Food & Supplies -- 0.0%
PETCO Animal Supplies*                    80             2
                                               -----------
Total Retail-Pet Food & Supplies                         2
--------------------------------------------------------------------------------
Retail-Regional Department Store -- 0.1%
Kohl's*                                  750            42
                                               -----------
Total Retail-Regional Department Store                  42
--------------------------------------------------------------------------------
Retail-Restaurants -- 0.0%
OSI Restaurant Partners                   30             1
                                               -----------
Total Retail-Restaurants                                 1
--------------------------------------------------------------------------------
Retirement/Aged Care -- 0.0%
Sunrise Senior Living*                    60             2
                                               -----------
Total Retirement/Aged Care                               2
--------------------------------------------------------------------------------
S&L/Thrifts-Eastern US -- 0.0%
NewAlliance Bancshares                   100             1
                                               -----------
Total S&L/Thrifts-Eastern US                             1
--------------------------------------------------------------------------------
S&L/Thrifts-Western US -- 0.2%
Golden West Financial                     16             1
Washington Federal                     1,740            39
Washington Mutual                        791            35
                                               -----------
Total S&L/Thrifts-Western US                            75
--------------------------------------------------------------------------------
Schools -- 0.0%
ITT Educational Services*                140             9
                                               -----------
Total Schools                                            9
--------------------------------------------------------------------------------
Semiconductor Components-Integrated Circuits -- 0.1%
Cypress Semiconductor*                   110             2
Integrated Device Technology*          1,410            22
Marvell Technology Group*                620            11
                                               -----------
Total Semiconductor Components-
   Integrated Circuits                                  35
--------------------------------------------------------------------------------

OLD MUTUAL ASSET ALLOCATION
CONSERVATIVE PORTFOLIO -- continued
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
AS OF JULY 31, 2006


--------------------------------------------------------------------------------

Description                          Shares     Value (000)

--------------------------------------------------------------------------------
Steel-Producers -- 0.1%
Nucor                                    600   $        32
                                               -----------
Total Steel-Producers                                   32
--------------------------------------------------------------------------------
Super-Regional Banks-US -- 0.4%
Bank of America                        1,914            99
PNC Financial Services Group              45             3
Wells Fargo                              412            30
                                               -----------
Total Super-Regional Banks-US                          132
--------------------------------------------------------------------------------
Telecommunications Equipment -- 0.1%
Arris Group*                              60             1
Comverse Technology*                   1,161            23
Plantronics                               80             1
Tellabs*                                  30            --
                                               -----------
Total Telecommunications Equipment                      25
--------------------------------------------------------------------------------
Telecommunications Equipment-
Fiber Optics -- 0.1%
Corning*                               1,680            32
                                               -----------
Total Telecommunications
   Equipment-Fiber Optics                               32
--------------------------------------------------------------------------------
Telecommunications Services -- 0.3%
Amdocs*                                1,725            63
Embarq*                                   89             4
Time Warner Telecom, Cl A*             1,750            29
                                               -----------
Total Telecommunications Services                       96
--------------------------------------------------------------------------------
Telephone-Integrated -- 0.3%
BellSouth                                203             8
Sprint Nextel                          2,199            43
Verizon Communications                 1,294            44
                                               -----------
Total Telephone-Integrated                              95
--------------------------------------------------------------------------------
Therapeutics -- 0.2%
CV Therapeutics*                         115             1
Gilead Sciences*                       1,120            69
Medicines*                               130             3
                                               -----------
Total Therapeutics                                      73
--------------------------------------------------------------------------------
Tobacco -- 0.5%
Altria Group                             973            78
Imperial Tobacco ADR                     706            46
UST                                      605            30
                                               -----------
Total Tobacco                                          154
--------------------------------------------------------------------------------
Tools-Hand Held -- 0.1%
Stanley Works                            530            24
                                               -----------
Total Tools-Hand Held                                   24

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

Description                          Shares     Value (000)
--------------------------------------------------------------------------------
Toys -- 0.1%
Mattel                                 1,142   $        21
                                               -----------
Total Toys                                              21
--------------------------------------------------------------------------------
Transport-Equipment & Leasing -- 0.0%
GATX                                      25             1
                                               -----------
Total Transport-Equipment & Leasing                      1
--------------------------------------------------------------------------------
Transport-Marine -- 0.0%
Tsakos Energy Navigation                 304            14
                                               -----------
Total Transport-Marine                                  14
--------------------------------------------------------------------------------
Transport-Rail -- 0.3%
Burlington Northern Santa Fe             393            27
Canadian Pacific Railway                 800            38
CSX                                      600            37
                                               -----------
Total Transport-Rail                                   102
--------------------------------------------------------------------------------
Transport-Services -- 0.2%
FedEx                                    421            44
UTI Worldwide                            940            22
                                               -----------
Total Transport-Services                                66
--------------------------------------------------------------------------------
Transport-Truck -- 0.1%
JB Hunt Transport Services             1,550            32
                                               -----------
Total Transport-Truck                                   32
--------------------------------------------------------------------------------
Veterinary Diagnostics -- 0.1%
VCA Antech*                              910            32
                                               -----------
Total Veterinary Diagnostics                            32
--------------------------------------------------------------------------------
Vitamins & Nutrition Products -- 0.1%
Herbalife*                             1,080            39
                                               -----------
Total Vitamins & Nutrition Products                     39
--------------------------------------------------------------------------------
Web Portals/ISP -- 0.3%
Google, Cl A*                            259           100
                                               -----------
Total Web Portals/ISP                                  100
--------------------------------------------------------------------------------
Wireless Equipment -- 0.5%
American Tower, Cl A*                  2,550            86
Nokia ADR                              2,174            43
Qualcomm                               1,250            44
                                               -----------
Total Wireless Equipment                               173
                                               -----------
Total Common Stock (Cost $7,670)                     8,188
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        Face
Description                         Amount (000)  Value (000)
--------------------------------------------------------------------------------
Corporate Bonds -- 17.6%
Abbott Laboratories
   5.600%, 05/15/11                  $    20   $        20
Advanta Capital Trust, Ser B
   8.990%, 12/17/26                       45            45
Ahern Rentals
   9.250%, 08/15/13                       40            40
Allegheny Energy Supply 144A
   8.250%, 04/15/12                       30            32
America Movil
   6.375%, 03/01/35                       10             9
American General Finance, Ser G MTN
   5.375%, 09/01/09                       50            50
Ameriprise Financial
   5.350%, 11/15/10                       35            35
Amerisourcebergen
   5.875%, 09/15/15                       70            66
Amgen
   4.000%, 11/18/09                       20            19
AOL Time Warner
   7.700%, 05/01/32                       30            33
   6.875%, 05/01/12                       75            78
Appalachian Power
   5.550%, 04/01/11                       65            64
AT&T Wireless
   8.750%, 03/01/31                       45            56
   7.875%, 03/01/11                       60            65
Bank One
   5.900%, 11/15/11                       35            35
   5.250%, 01/30/13                       80            78
BCPLU Crystal US Holdings
   9.625%, 06/15/14                       30            32
Beazer Homes USA, Callable:
   04/15/07 @ 104.188,
   04/15/08 @ 102.791
   8.375%, 04/15/12                       40            39
Canadian National Railway
   5.800%, 06/01/16                       65            65
Capital One Financial
   4.800%, 02/21/12                       60            57
Carnival
   3.750%, 11/15/07                       35            34
Cascades, Callable:
   02/15/08 @ 103.625,
   02/15/09 @ 102.417
   7.250%, 02/15/13                       30            28
Caterpillar Financial Services
   5.050%, 12/01/10                       50            49
Chesapeake Energy
   6.500%, 08/15/17                       90            84
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      Face
Description                       Amount (000)    Value (000)
--------------------------------------------------------------------------------
Corporate Bonds -- continued
ChevronTexaco
   3.500%, 09/17/07                 $     90   $        88
Chubb
   4.934%, 11/16/07                      100            99
Cisco Systems
   5.500%, 02/22/16                       90            88
   5.250%, 02/22/11                       30            30
Clayton Williams Energy
   7.750%, 08/01/13                       40            37
Columbus Southern Power, Ser C
   5.500%, 03/01/13                       40            39
Comcast
   7.625%, 02/15/08                       20            21
   6.500%, 01/15/15                       75            76
   5.300%, 01/15/14                       20            19
Countrywide Home Loan MTN
   4.125%, 09/15/09                       65            62
DaimlerChrysler
   4.750%, 01/15/08                       30            30
Deutsche Telekom
   8.000%, 06/15/10                       60            65
Drummond 144A
   7.375%, 02/15/16                       50            47
E*Trade Financial
   7.875%, 12/01/15                       60            62
Echostar DBS 144A
   7.125%, 02/01/16                       75            74
ERP Operating
   5.125%, 03/15/16                       45            42
Ford Motor Credit
   7.375%, 10/28/09                       70            66
General Cable
   9.500%, 11/15/10                       55            59
General Electric Capital, Ser A MTN
   6.875%, 11/15/10                       70            74
   4.375%, 03/03/12                       50            47
General Motors Acceptance
   7.000%, 02/01/12                       35            34
Georgia Power, Ser J
   4.875%, 07/15/07                       20            20
Gregg Appliances
   9.000%, 02/01/13                       40            37
HCA
   6.375%, 01/15/15                       25            20
Healthsouth 144A
   10.750%, 06/15/16                     100            95
Hewlett-Packard
   5.750%, 12/15/06                       50            50
--------------------------------------------------------------------------------

OLD MUTUAL ASSET ALLOCATION
CONSERVATIVE PORTFOLIO -- continued
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
AS OF JULY 31, 2006


--------------------------------------------------------------------------------
                                        Face
Description                         Amount (000)  Value (000)
--------------------------------------------------------------------------------
Corporate Bonds -- continued
Hines Nurseries, Callable:
   10/01/2007 @ 105.12
   10.250%, 10/01/11                   $  45   $        40
Home Depot
   5.400%, 03/01/16                       85            83
HSBC Finance
   5.500%, 01/19/16                       75            73
   4.750%, 04/15/10                       25            24
Hudbay Mining
   9.625%, 01/15/12                       30            33
Intelsat
   10.484%, 01/15/12                      28            28
Interline Brands
   8.125%, 06/15/14                      100           101
J.C. Penney
   8.125%, 04/01/27                       30            31
John Deere Capital
   5.400%, 04/07/10                       30            30
John Deere Capital, Ser D MTN
   4.400%, 07/15/09                       25            24
K. Hovnanian
   8.875%, 04/01/12                       50            48
K. Hovnanian Enterprises
   6.250%, 01/15/16                       30            26
Lockheed Martin
   7.200%, 05/01/36                       20            23
Merrill Lynch
   5.450%, 07/15/14                       80            78
Metlife
   5.375%, 12/15/12                       30            29
   5.000%, 06/15/15                       90            85
MGM Mirage
   6.625%, 07/15/15                       35            33
   5.875%, 02/27/14                       35            32
Midamerican Energy Holdings 144A
   5.875%, 10/01/12                      125           125
Morgan Stanley
   4.000%, 01/15/10                       75            71
Motorola
   8.000%, 11/01/11                       25            28
Neenah Paper
   7.375%, 11/15/14                       38            35
Nextel Communications, Ser C,
   Callable: 10/31/2011 @100
   6.875%, 10/31/13                       90            91
Norampac
   6.750%, 06/01/13                       50            46
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        Face
Description                         Amount (000)  Value (000)

--------------------------------------------------------------------------------
Corporate Bonds -- continued
Northwest Pipeline 144A
   7.000%, 06/15/16                     $100   $       100
Pemex Project
   8.500%, 02/15/08                      105           109
PNC Funding
   4.200%, 03/10/08                       85            83
Prologis Trust
   7.100%, 04/15/08                       20            20
Prudential Financial MTN
   3.750%, 05/01/08                       25            24
Prudential Financial, Ser B MTN
   5.100%, 09/20/14                       20            19
PSE&G Power
   7.750%, 04/15/11                       75            81
   6.950%, 06/01/12                       35            37
PSI Energy
   6.050%, 06/15/16                       20            20
PXRE
   8.850%, 02/15/27                       25            27
Quebecor World Capital 144A
   8.750%, 03/15/16                      100            92
Qwest
   8.875%, 03/15/12                       70            75
Residential Capital 144A
   7.337%, 04/17/09                       80            80
Rogers Cable
   6.750%, 03/15/15                       20            19
Rogers Wireless
   8.000%, 12/15/12                       20            21
Royal Caribbean Cruises
   7.250%, 03/15/18                       57            56
SBC Communications
   5.100%, 09/15/14                       90            84
Schering-Plough
   6.750%, 12/01/33                       50            52
Shell International
   5.625%, 06/27/11                       65            66
SLM
   5.450%, 04/25/11                       75            74
Southern Company Capital Funding, Ser A
   5.300%, 02/01/07                       20            20
Stater Brothers Holdings
   8.125%, 06/15/12                       35            35
STATS ChipPAC
   6.750%, 11/15/11                       20            19
Telecom Italia Capital
   4.000%, 11/15/08                       65            63
TFM SA De CV
   9.375%, 05/01/12                       25            27
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       Face
Description                        Amount (000)  Value (000)
--------------------------------------------------------------------------------
Corporate Bonds -- continued
Town Sports International
   9.625%, 04/15/11                   $   13   $        13
Toys R Us
   7.875%, 04/15/13                       30            24
Universal City Florida
   9.899%, 05/01/10                       20            21
Uno Restaurant 144A
   10.000%, 02/15/11                      25            19
Verizon Global
   4.000%, 01/15/08                       30            29
Verizon Wireless Capital
   5.375%, 12/15/06                       55            55
Verso Paper Holdings, Callable:
   08/01/2011 @ 105.69 (B)
   11.375%, 08/01/16                      80            80
Viacom 144A
   6.250%, 04/30/16                       90            87
Wachovia
   5.700%, 08/01/13                      100           100
Washington Mutual Financial
   6.875%, 05/15/11                       25            26
Wellpoint
   3.750%, 12/14/07                       30            29
Weyerhaeuser
   5.950%, 11/01/08                       10            10
Wyeth
   5.500%, 02/01/14                       35            34
Xcel Energy
   7.000%, 12/01/10                      105           110
Xerox Capital Trust I
   8.000%, 02/01/27                       75            76
                                               -----------
Total Corporate Bonds (Cost $5,870)                  5,727
--------------------------------------------------------------------------------
U.S. Government Agency Mortgage-Backed
Obligations -- 18.0%
Federal Home Loan Mortgage Corporation
   6.500%, 04/01/35                        7             7
   6.000%, 08/01/29                       25            25
   5.875%, 03/21/11                       20            20
   5.500%, 09/01/17                       25            25
   5.500%, 09/01/19                       37            37
   5.500%, 07/01/20                       54            54
   5.500%, 08/01/20                      156           155
   5.500%, 10/01/34                       79            77
   5.500%, 01/01/35                      165           160
   5.500%, 02/01/35                      180           175
   5.500%, 03/01/35                       63            61
   5.500%, 06/01/35                      328           319
   5.000%, 07/01/19                      121           118
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       Face
Description                        Amount (000)   Value (000)
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corporation -- continued
   5.000%, 05/01/20                  $   338   $       328
   5.000%, 07/01/20                      123           120
   4.400%, 07/28/08                       90            89
Federal Home Loan Mortgage
   Corporation-Gold TBA
   6.000%, 08/01/36                      390           388
Federal Home Loan Mortgage
   Corporation-Gold
   5.000%, 12/01/20                       47            46
Federal National Mortgage Association
   6.500%, 03/01/35                      145           147
   6.500%, 05/01/36                      497           503
   6.500%, 05/01/36                      195           197
   6.250%, 02/01/11                      250           258
   6.000%, 01/01/29                       47            47
   6.000%, 08/01/32                       56            56
   6.000%, 07/01/36                      170           169
   6.000%, 07/01/36                      465           462
   6.000%, 08/01/36                      100            99
   5.500%, 03/01/20                       72            71
   5.500%, 09/01/34                      150           146
   5.500%, 06/01/35                      210           204
   5.500%, 07/01/35                      158           153
   5.500%, 09/01/35                       41            40
   5.500%, 04/01/36                      132           128
   5.125%, 01/02/14                       35            34
   5.000%, 04/01/19                       49            47
   5.000%, 10/01/19                       40            39
   5.000%, 09/01/20                        9             9
   5.000%, 03/01/21                       93            90
   5.000%, 08/01/34                      139           138
   4.500%, 08/04/08                      415           409
   4.500%, 09/01/35                      192           177
                                               -----------
Total U.S. Government Agency
Mortgage-Backed Obligations (Cost $5,909)            5,827
--------------------------------------------------------------------------------
U.S. Treasury Obligations -- 13.3% U.S. Treasury Bonds
   5.375%, 02/15/31                      495           512
   5.125%, 05/15/16                    1,100         1,111
   4.875%, 05/31/08                       95            95
   4.500%, 02/15/16                      145           140
   3.375%, 09/15/09                      100            96
U.S. Treasury Notes
   4.875%, 05/15/09                       35            35
   4.875%, 05/31/11                       44            44
   4.500%, 02/28/11                      155           152
   3.875%, 07/31/07                      175           173
   3.875%, 07/15/10                    1,610         1,552
   2.875%, 11/30/06                      400           397
                                               -----------
Total U.S. Treasury Obligations (Cost $4,369)        4,307
--------------------------------------------------------------------------------

OLD MUTUAL ASSET ALLOCATION
CONSERVATIVE PORTFOLIO -- continued
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
AS OF JULY 31, 2006

--------------------------------------------------------------------------------

Description                          Shares    Value (000)
--------------------------------------------------------------------------------
Foreign Common Stock -- 7.0%
Australia -- 0.6%
Aristocrat Leisure                     4,058   $        37
BHP Billiton                           2,360            50
Coles Myer                               328             3
Commonwealth Bank of Australia           150             5
CSL                                      205             8
Insurance Australia Group              2,070             8
QBE Insurance Group                      650            11
Rinker Group                              96             1
Rio Tinto                                328            19
Santos                                 5,181            46
Telstra Corp                           1,700             5
Woolworths                               200             3
                                               -----------
Total Australia                                        196
--------------------------------------------------------------------------------
Austria -- 0.1%
Andritz                                  100            17
Telekom Austria                          200             5
                                               -----------
Total Austria                                           22
--------------------------------------------------------------------------------
Belgium -- 0.1%
Dexia                                    625            16
Fortis                                   200             7
                                               -----------
Total Belgium                                           23
--------------------------------------------------------------------------------
Canada -- 0.2%
Bank of Nova Scotia                      600            24
EnCana                                   200            11
Gerdau Ameristeel                        300             3
IPSCO                                     90             9
Metro                                    100             3
Petro-Canada                             100             4
TELUS                                    700            29
                                               -----------
Total Canada                                            83
--------------------------------------------------------------------------------
Denmark -- 0.1%
Auriga Industries                        200             5
Jyske Bank*                              400            22
                                               -----------
Total Denmark                                           27
--------------------------------------------------------------------------------
Finland -- 0.0%
Rautaruukki                              400            12
                                               -----------
Total Finland                                           12
--------------------------------------------------------------------------------
France -- 0.6%
BNP Paribas                              585            57
Bouygues                                 534            27
CNP Assurances                           190            18
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description                          Shares    Value (000)
--------------------------------------------------------------------------------
France -- continued
Compagnie Generale des
   Etablissements Michelin, Cl B         806   $        49
France Telecom                           100             2
Societe Generale                         290            43
Total                                    176            12
Vivendi                                   83             3
                                               -----------
Total France                                           211
--------------------------------------------------------------------------------
Germany -- 0.6%
Allianz                                  140            22
BASF                                     104             8
Deutsche Bank                             14             2
Deutsche Lufthansa                     2,986            56
E.ON                                      54             6
Freenet.de                                54             1
Heidelberger Druckmaschinen              861            35
MAN                                       94             7
Muenchener Rueckversicherungs             85            12
Salzgitter                               517            41
ThyssenKrupp                             233             8
                                               -----------
Total Germany                                          198
--------------------------------------------------------------------------------
Greece -- 0.0%
Intracom Holdings                        200             1
                                               -----------
Total Greece                                             1
--------------------------------------------------------------------------------
Hong Kong -- 0.1%
CLP Holdings                             500             3
VTech Holdings                         3,326            19
                                               -----------
Total Hong Kong                                         22
--------------------------------------------------------------------------------
Italy -- 0.2%
Banca Intesa                           2,500            14
ENI                                    1,500            46
IFIL Investments                         101             1
Milano Assicurazioni                     745             5
                                               -----------
Total Italy                                             66
--------------------------------------------------------------------------------
Japan -- 1.5%
All Nippon Airways                     2,000             8
Bosch                                  1,015             5
Canon                                    700            33
Chiba Bank                             3,000            29
Daito Trust Construction                 100             5
East Japan Railway                         5            37
Eizo Nanao                               200             6
Fujikura                               3,000            37
Fujitsu Frontech                         200             2
Kawasaki Kisen Kaisha                    600             4
KDDI                                       3            20
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description                          Shares    Value (000)
--------------------------------------------------------------------------------
Japan -- continued
Komatsu                                2,000   $        40
Mizuho Financial Group                     6            50
Nippon Steel                             700             3
Nissan Diesel Motor                    8,000            33
Nissin Kogyo                             300             6
ORIX                                     130            34
Ricoh Leasing                            100             3
Santen Pharmaceutical                    250             6
Sega Sammy Holdings                      200             7
Sony                                     400            18
Sumisho Lease                            700            37
Sumitomo Trust & Banking               2,000            21
Tokyo Electron                           400            25
Tokyo Steel Manufacturing                100             2
Yamazen                                1,000             5
                                               -----------
Total Japan                                            476
--------------------------------------------------------------------------------
Netherlands -- 0.5%
ABN AMRO Holding                         254             7
Aegon                                  3,216            55
Boskalis Westminster                     102             6
ING Groep                                480            20
Koninklijke (Royal) KPN                  300             3
Royal Dutch Shell, Cl A                2,177            77
                                               -----------
Total Netherlands                                      168
--------------------------------------------------------------------------------
New Zealand -- 0.2%
Fletcher Building                      5,885            32
Sky Network Television                 5,576            20
                                               -----------
Total New Zealand                                       52
--------------------------------------------------------------------------------
Norway -- 0.1%
Statoil ASA                              900            27
                                               -----------
Total Norway                                            27
--------------------------------------------------------------------------------
Portugal -- 0.1%
Banco Comercial Portugues              6,004            17
                                               -----------
Total Portugal                                          17
--------------------------------------------------------------------------------
Spain -- 0.3%
Banco Bilbao Vizcaya Argentaria          950            20
Banco Santander Central Hispano        4,619            70
Telefonica                               312             6
                                               -----------
Total Spain                                             96
--------------------------------------------------------------------------------
Sweden -- 0.3%
JM                                     2,000            29
Nordea Bank                            4,500            56
TeliaSonera                            2,400            14
                                               -----------
Total Sweden                                            99

--------------------------------------------------------------------------------
                                    Shares/Face
Description                        Amount (000) Value (000)
--------------------------------------------------------------------------------
Switzerland -- 0.4%
Credit Suisse Group                    1,258   $        70
Syngenta                                  50             7
UBS                                      120             7
Xstrata                                  741            32
Zurich Financial Services                 80            18
                                               -----------
Total Switzerland                                      134
--------------------------------------------------------------------------------
United Kingdom -- 1.0%
Antofagasta                            6,190            48
Ashtead                                4,590            12
AstraZeneca                              457            28
Barclays                                 900            11
BHP Billiton                             393             7
British American Tobacco                 300             8
British Energy Group*                    366             5
Corus Group                            1,395            11
Drax Group*                              917            15
Gallaher Group                           169             3
HBOS                                     280             5
HSBC Holdings                            600            11
Imperial Tobacco Group                   123             4
International Power                    2,100            12
Lloyds TSB Group                         200             2
Marks & Spencer                          439             5
NETeller*                                209             1
Next                                     153             5
Rio Tinto                                400            21
Royal Bank of Scotland                   815            27
Royal Dutch Shell, Cl B                  578            21
SABMiller                                800            16
Shire                                    400             6
Standard Chartered                       400            10
Tesco                                  1,600            11
Unilever                                 278             7
Vodafone Group (C)                     1,838             4
Vodafone Group, Cl B* (C)              2,100             1
Wolseley                                 616            13
                                               -----------
Total United Kingdom                                   330
                                               -----------
Total Foreign Common Stock (Cost $1,904)             2,260
--------------------------------------------------------------------------------
Foreign Bonds -- 2.3%
Canada (CAD)
   5.750%, 06/01/33                       20            21
   5.250%, 06/01/13                       90            84
Citigroup (JPY)
   2.400%, 10/31/25                    6,000            50
Deutschland (EUR)
   3.750%, 07/04/13                      124           158
Deutschland Republic (EUR)
   3.500%, 01/04/16                       20            25
--------------------------------------------------------------------------------

OLD MUTUAL ASSET ALLOCATION
CONSERVATIVE PORTFOLIO -- concluded
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
AS OF JULY 31, 2006

--------------------------------------------------------------------------------
                                    Shares/Face
Description                        Amount (000) Value (000)
--------------------------------------------------------------------------------
Foreign Bonds -- continued
Netherlands Government (EUR)
   4.250%, 07/15/13                       66   $        87
Norwegian Government (NOK)
   6.500%, 05/15/13                      437            81
   5.000%, 05/15/15                      160            27
United Kingdom Gilt (GBP)
   4.000%, 09/07/16                      120           213
                                               -----------
Total Foreign Bonds (Cost $739)                        746
--------------------------------------------------------------------------------
Asset-Backed Securities -- 1.0%
Home Equity Loans -- 1.0%
Citigroup Commercial Mortgage,
   Ser 2004-C2, Cl A3
   4.380%, 10/15/41                  $   145           138
JP Morgan Chase CMO,
   Ser 2005-LDP1, Cl A2
   4.625%, 03/15/46                      112           109
JP Morgan Chase Commercial Mortgage,
   Ser 2004-CBX, Cl A4
   4.529%, 01/12/37                       55            53
Residential Asset Mortgage Program,
   Ser 2004-RS12, Cl AI2
   3.767%, 02/25/27                       22            21
                                               -----------
Total Asset-Backed Securities (Cost $330)              321
--------------------------------------------------------------------------------
Investment Companies -- 0.2%
Index Fund-Large Cap -- 0.1%
SPDR Trust Series 1                      150            19
                                               -----------
Total Index Fund-Large Cap                              19
Index Fund-Midcap -- 0.1%
iShares Russell Midcap Value Index Fund  200            26
                                               -----------
Total Index Fund-Midcap                                 26
                                               -----------
Total Investment Companies (Cost $44)                   45
--------------------------------------------------------------------------------
Foreign Preferred Stock -- 0.0%
Germany -- 0.0%
Porsche                                    4             4
                                               -----------
Total Foreign Preferred Stock (Cost $3)                  4
--------------------------------------------------------------------------------
Mortgage Related -- 4.5%
Banc of America Mortgage CMO,
   Ser 2004-8, Cl 3A1
   5.250%, 10/25/19                  $   109           107
Bear Stearns ARM CMO,
   Ser 2005-11, Cl 2A1
   4.760%, 12/25/35                      269           264
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      Face
Description                       Amount (000)  Value (000)
--------------------------------------------------------------------------------
Mortgage Related -- continued
Bear Stearns CMO,
   Ser 2006-T22, Cl A2
   5.467%, 04/12/38                 $    140   $       140
Bear Stearns Commercial Mortgage,
   Ser 2004-PWR5, Cl A4
   4.831%, 07/11/42                       85            81
Bear Stearns Commercial Mortgage,
   Ser 2005-T20, Cl A2
   5.127%, 10/12/42                      100            98
Chase Mortgage Finance CMO,
   Ser 2004-S1, Cl A3
   5.500%, 02/25/19                       99            98
Countrywide Alternative Loan Trust,
   Ser 2005-53-T2, Cl 2A1
   6.000%, 11/25/35                      376           369
Countrywide Home Loans CMO,
   Ser 2005-HYB8, Cl 2A1
   5.376%, 12/20/35                      124           123
FPL Group Capital
   5.551%, 02/16/08                       25            25
Prime Mortgage Trust CMO,
   Ser 2005-2, Cl 1A3
   5.250%, 07/25/20                      162           159
                                               -----------
Total Mortgage Related (Cost $1,483)                 1,464
--------------------------------------------------------------------------------
Repurchase Agreement -- 11.8%
Deutsche Bank
   5.250%, dated 07/31/06, to be
   repurchased on 08/01/06, repurchase
   price $3,839,679 (collateralized by a
   U.S. Government obligation, par value
   $3,944,000, 2.700%, 03/16/07,
   total market value $3,916,136)(A)   3,839         3,839
                                               -----------
Total Repurchase Agreement (Cost $3,839)             3,839
--------------------------------------------------------------------------------
Total Investments -- 100.9% (Cost $32,160)           32,728
--------------------------------------------------------------------------------
Other Assets and Liabilities -- (0.9)%
Payable for Investment Advisory Fees                   (19)
Payable for Administration Fees                         (3)
Payable for Distribution Fees                          (17)
Payable for Investment Securities Purchased           (870)
Other Assets and Liabilities, Net                      611
--------------------------------------------------------------------------------
Total Other Assets and Liabilities                    (298)
--------------------------------------------------------------------------------
Net Assets -- 100.0%                           $    32,430
--------------------------------------------------------------------------------

Net Assets:
Paid-in-capital ($0.001 par value,
   unlimited authorization)                    $    31,686
Undistributed net investment income                    137
Accumulated net realized gain on investments            69
Unrealized appreciation on investments                 568
Unrealized depreciation on forward foreign
   currency contracts and translation of
   other assets and liabilities denominated
   in foreign currency                                 (30)
                                               -----------
Net Assets                                     $    32,430
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description                                            Value (000)
--------------------------------------------------------------------------------
Net Asset Value and Redemption
   Price Per Share -- Class A
   ($8,588,125 / 807,151 shares)                           $10.64
--------------------------------------------------------------------------------
Maximum Offering
   Price Per Share -- Class A
   ($10.64/94.25%)                                         $11.29
--------------------------------------------------------------------------------
Net Asset Value and Offering
   Price Per Share -- Class C+
   ($18,252,278 / 1,721,346 shares)                        $10.60
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
   Price Per Share -- Class Z
   ($1,026 / 96 shares)**                                  $10.65
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
   Price Per Share -- Institutional Class
   ($5,588,233 / 524,582 shares)                           $10.65
--------------------------------------------------------------------------------

 * Non-income producing security.
** Net assets divided by shares do not calculate to the stated NAV because these amounts are shown rounded.
+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
(A) -- Tri-party repurchase agreement
(B) -- Security purchased on a when-issued basis.
(C) -- Securities fair valued using methods determined in good faith according to procedures adopted by the Fair Valuation Committee of the Board of Trustees. At July 31, 2006, the total value of these securities was $5 (000), representing 0.0% of the net assets of the Fund.
144A -- Security sold within the terms of a private placement memorandum, which is exempt from registration under Sections 3a-4 or 4(2) of the Securities Act of 1933, as amended or Rule 144A thereunder, and may be sold only to dealers in that program or other accredited investors.
        On July 31, 2006, the value of these securities amounted to $751 (000), representing 2.3% of the net assets of the Fund.
ADR -- American Depositary Receipt
ARM -- Adjustable Rate Mortgage
CAD -- Canadian Dollar
Cl -- Class
CMO -- Collateralized Mortgage Obligation
EUR -- Euro
GBP -- British Pound
HMO -- Health Maintenance Organization
ISP -- Internet Service Provider
JPY -- Japanese Yen
MTN -- Medium-Term Note
NOK -- Norwegian Krone
R&D -- Research and Development
REITs -- Real Estate Investment Trusts
S&L -- Savings and Loan
Ser -- Series
SPDR -- Standard & Poor's Depositary Receipt
TBA -- To be Announced
Cost figures are shown with "000's" omitted.
Amounts designated as "--" are either 0 or have been rounded to 0.


--------------------------------------------------------------------------------

Description
--------------------------------------------------------------------------------
As of July 31, 2006, the Fund had the following forward foreign currency contracts outstanding

                                                                     Unrealized
Settlement         Currency              Currency        Contract    Appreciation/
  Date            to Deliver            to Receive         Value    (Depreciation)
---------      ----------------      ----------------   ----------  --------------
  8/16/06      AUD       34,890      EUR       20,172   $   25,794    $     (923)
  8/16/06      AUD      122,657      USD       90,820       93,926        (3,106)
  8/16/06      CAD       97,850      USD       85,984       86,531          (547)
  8/16/06      DKK      835,052      EUR      111,931      143,128            (1)
  8/16/06      EUR       14,887      CAD       21,314       18,848          (188)
  8/16/06      EUR       94,889      DKK      707,790      121,316           (19)
  8/16/06      EUR      372,230      JPY   53,712,831      469,768        (6,207)
  8/16/06      EUR       73,362      SEK      676,393       94,059           251
  8/16/06      EUR       59,836      USD       75,593       76,513          (920)
  8/16/06      GBP       66,674      AUD      166,963      127,854         3,273
  8/16/06      GBP       64,192      EUR       92,805      118,671        (1,271)
  8/16/06      GBP       59,670      USD      110,000      111,494        (1,494)
  8/16/06      JPY   13,111,390      USD      113,827      114,671          (844)
  8/16/06      NOK      445,660      EUR       57,209       73,154           622
  8/16/06      SEK      591,173      USD       82,677       82,208           469
  8/16/06      USD      116,023      CAD      130,743      115,620          (404)
  8/16/06      USD       48,155      DKK      278,911       47,806          (349)
  8/16/06      USD    1,569,897      EUR    1,219,786    1,560,218        (9,679)
  8/16/06      USD      307,450      GBP      165,620      309,462         2,012
  8/16/06      USD      498,051      JPY   55,854,720      488,501        (9,550)
  10/10/06     USD       30,000      JPY    3,398,154       29,946           (54)
  8/16/06      USD       51,509      NOK      311,113       50,634          (875)
                                                                        --------
  TOTAL                                                                 $(29,804)
                                                                        ========

AUD -- Australian Dollar
CAD -- Canadian Dollar
DKK -- Danish Krone
EUR -- Euro
GBP -- British Pound
JPY -- Japanese Yen
NOK -- Norwegian Krone
SEK -- Swedish Krona
USD -- U.S. Dollar

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL ASSET ALLOCATION BALANCED PORTFOLIO
--------------------------------------------------------------------------------
MARKET OVERVIEW
Strategic Asset Allocation Consultant: Ibbotson Associates Advisors, LLC


PERFORMANCE HIGHLIGHTS


O FOR THE ONE-YEAR PERIOD ENDED JULY 31, 2006, THE OLD MUTUAL ASSET ALLOCATION BALANCED PORTFOLIO'S CLASS A SHARES GAINED 5.76% AT NET ASSET VALUE, WHILE THE S&P 1500 INDEX RETURNED 5.24% AND THE LEHMAN BROTHERS U.S. AGGREGATE INDEX RETURNED 1.45%.

O THE FUND'S 60% STRATEGIC ALLOCATION TO EQUITIES BENEFITED FROM ITS INTERNATIONAL COMPONENT DURING THE PERIOD AS BOTH DEVELOPED AND EMERGING-MARKET COUNTRIES' STOCK PRODUCED STRONG GAINS.

O STRATEGIC ALLOCATION AMONG ASSET CLASSES ENABLED THE FUND TO CAPTURE MOST OF THE ADVANCES IN THE MARKET AND OUTPERFORM ITS INDEXES.

Q.  How did the Fund perform relative to its benchmarks?

A. For the one-year period ended July 31, 2006, the Old Mutual Asset Allocation Balanced Portfolio's Class A shares gained 5.76% at net asset value, while the S&P 1500 Index returned 5.24% and the Lehman Brothers U.S. Aggregate Index returned 1.45%. Performance for all share classes can be found on page 24.

Q.  What investment environment did the Fund face during the past year?

A. The one-year period covered by this Annual Report experienced both intervals of healthy markets and optimistic outlooks and far more challenging environments. Important challenges of the period included concerns over rising interest rates, inflation, political unrest, and skyrocketing oil prices. Against this backdrop, most broad indexes managed to remain positive for the year.

Q.  Which market factors influenced the Fund's relative performance?

A. International stocks and real estate investments were the standout performers for the period. The Fund's strategic allocation to international stocks of developed and emerging-market countries was a significant contributor to performance, while a relative underweight to Real Estate Investment Trusts ("REITs") detracted from performance. On the U.S. front, stocks in small- and mid-capitalization companies saw better performance than large caps, and value style equity investments outperformed growth. Dynamic decisions to overweight large-cap value stocks in the Fund's portfolio contributed positively to performance.

Q.  How did portfolio composition affect Fund performance?

A. The Fund's 60% strategic allocation to equities benefited from its international component during the period as both developed and emerging-market countries' stock produced strong gains. Strategic allocation among asset classes enabled the Fund to capture most of the advances in the market and outperform the benchmarks. The international equity mandate sub-advised by Acadian Asset Management, Inc. ("Acadian") and the emerging markets equity mandate sub-advised by Clay Finlay Inc. ("Clay Finlay") produced strong absolute returns during the year ended July 31, 2006. Despite the strong absolute gains posted by the international equity component, Provident Investment Counsel, Inc.'s mid-capitalization growth strategy and Thompson, Siegel & Walmsley, Inc.'s mid-capitalization value strategy and small-capitalization value strategy were the top performing mandates during the period on a relative basis. The Fund's allocation to the Barrow, Hanley, Mewhinney & Strauss, Inc. ("Barrow Hanley") large-capitalization value strategy was a slight drag on relative performance despite producing strong absolute performance. Liberty Ridge Capital, Inc's ("LRC") large-capitalization growth strategy and small-capitalization blend strategy also detracted from relative results during the period.

    Among the Fund's three largest individual contributors to performance were Mizuho Financial Group; materials company, Antofagasta; and business software and services provider, Cognizant Technology Solutions. Detracting from Fund performance during the period were Chico's FAS, a private label clothing and gift item retailer; UnitedHealth Group, a health care service provider; and American Power Conversion, a power protection and management solution provider.

Asset Allocation Balanced Portfolio

    On the fixed-income side, the Barrow Hanley intermediate bond and U.S. core bond strategies contributed to performance during the period. Rogge Global Partners PLC's international bond strategy and Dwight Asset Management Company's high-yield bond mandate detracted marginally from relative performance during the period.


Q.  What is the investment outlook?

A. Ibbotson Associates Advisors, LLC ("Ibbotson"), the Fund's strategic asset allocation consultant, is forecasting a slowdown in returns for the real estate sector. The firm notes that the effects of the increase in borrowing costs have begun to affect the valuations of the real estate market. From an equity capitalization perspective, Ibbotson believes that the persistent outperformance of U.S. small-capitalization stocks appears to be fading, thus giving way to a phase of large-capitalization stock outperformance. And, on the fixed-income front, Ibbotson believes that the Federal Reserve may continue to increase short-term interest rates, but the firm notes that there is not a clear near-term direction for long-term yields. Over the longer term, however, Ibbotson expects an increase in long-term yields.


 TOP TEN HOLDINGS
 AS OF JULY 31, 2006

-----------------------------------------------------------------
U.S. Treasury Note, 3.875%, 07/15/10                         2.8%
-----------------------------------------------------------------
U.S. Treasury Bond, 5.125%, 05/15/16                         1.7%
-----------------------------------------------------------------
Federal National Mortgage Association,
6.000%, 07/01/36                                             1.2%
-----------------------------------------------------------------
U.S. Treasury Note, 2.875%, 11/30/06                         1.2%
-----------------------------------------------------------------
U.S. Treasury Bond, 5.375%, 02/15/31                         0.9%
-----------------------------------------------------------------
U.S. Treasury Note, 4.875%, 05/31/11                         0.7%
-----------------------------------------------------------------
Federal Home Loan Mortgage Corporation-Gold,
6.000%, 08/01/30                                             0.7%
-----------------------------------------------------------------
Exxon Mobil                                                  0.7%
-----------------------------------------------------------------
Federal National Mortgage Association,
4.500%, 08/04/08                                             0.6%
-----------------------------------------------------------------
Federal National Mortgage Association,
6.500%, 05/01/36                                             0.6%
-----------------------------------------------------------------
As a % of Total Fund Investments                            11.1%
-----------------------------------------------------------------


                                             Asset Allocation Balanced Portfolio

--------------------------------------------------------------------------------
PERFORMANCE AND PORTFOLIO SUMMARY




Total Return as of July 31, 2006
---------------------------------------------------------------------------------------------------------------------------

                                                                                          1 Year        Annualized
                                                                     Inception Date       Return      Since Inception
---------------------------------------------------------------------------------------------------------------------------
Class A with front-end load                                              9/30/04             (0.30)%          5.58%
Class A without load                                                     9/30/04              5.76%           9.05%
Class C with deferred sales load                                         9/30/04              4.00%           8.34%
Class C without deferred sales load                                      9/30/04              5.00%           8.34%
Class Z                                                                 12/09/05               n/a            3.57% 1
Institutional Class                                                      9/30/04              5.91%           9.31%
S&P 1500 Index                                                           9/30/04              5.24%          10.23%
S&P 500 Index 2                                                          9/30/04              5.38%           9.66%
Lehman Brothers U.S. Aggregate Index                                     9/30/04              1.45%           2.19%
----------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on pages 1 and 2.
1 Not annualized.
2 The Fund's performance will no longer be compared to the S&P 500 Index, as the S&P 1500 Index, which is invested in a broader range of securities, better reflects the Fund's investment strategy.




Fund Performance
--------------------------------------------------------------------------------


[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                                 OM                            OM                             OM
                          ASSET ALLOCATION              ASSET ALLOCATION               ASSET ALLOCATION
                         BALANCED PORTFOLIO,           BALANCED PORTFOLIO,            BALANCED PORTFOLIO,
                               CLASS A                       CLASS C                  INSTITUTIONAL CLASS
9/30/2004                       $ 9425                       $10000                          $10000
7/31/2005                        10447                        11033                           11114
7/31/2006                        11049                        11584                           11771


                                                     LEHMAN BROTHERS
                                S&P                   US AGGREGATE
                            1500 INDEX                 BOND INDEX           S&P 500 INDEX
9/30/2004                    $10000                      $10000                 $10000
7/31/2005                     11359                       10256                  11237
7/31/2006                     11954                       10404                  11842

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class A, C and Institutional shares on the inception date of 9/30/04 to an investment made in unmanaged securities indexes on that date. The performance of the Fund's Class A shares shown in the line graph takes into account the maximum initial sales charge. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of July 31, 2006 -- % of Total Fund Investments
--------------------------------------------------------------------------------

[PIE CHART OMITTED, PLOT POINTS FOLLOWS]

Investment Companies (0.1%)
Warrants (0.2%)
Foreign Preferred Stock (0.3%)
Asset-Backed Securities (0.4%)
Foreign Bonds (1.3%)
Mortgage Related (2.0%)
Repurchase Agreement (8.6%)
U.S. Treasury Obligations (8.9%)
Corporate Bonds (9.0%)
U.S. Government Agency Mortgage-Backed Obligations (10.0%)
Foreign Common Stock (12.4%)
Common Stock (46.8%)

STATEMENT OF NET ASSETS
AS OF JULY 31, 2006


--------------------------------------------------------------------------------

Description                          Shares     Value (000)
--------------------------------------------------------------------------------
Common Stock -- 47.0%
Advertising Services -- 0.0%
Getty Images*                          1,030   $        48
                                               -----------
Total Advertising Services                              48
--------------------------------------------------------------------------------
Aerospace/Defense -- 0.6%
Boeing                                 4,639           359
Empresa Brasileira de Aeronautica ADR  2,000            69
Lockheed Martin                          113             9
Rockwell Collins                       3,895           208
Teledyne Technologies*                 1,490            57
                                               -----------
Total Aerospace/Defense                                702
--------------------------------------------------------------------------------
Aerospace/Defense-Equipment -- 0.3%
Alliant Techsystems*                   1,700           136
BE Aerospace*                          1,300            32
Curtiss-Wright                         1,600            47
DRS Technologies                       1,400            65
Goodrich                                 530            21
                                               -----------
Total Aerospace/Defense-Equipment                      301
--------------------------------------------------------------------------------
Agricultural Chemicals -- 0.4%
Agrium                                 4,600           112
Monsanto                               9,030           388
                                               -----------
Total Agricultural Chemicals                           500
--------------------------------------------------------------------------------
Agricultural Operations -- 0.3%
Archer-Daniels-Midland                 5,477           241
Delta & Pine Land                      1,605            55
Tejon Ranch*                           1,775            72
                                               -----------
Total Agricultural Operations                          368
--------------------------------------------------------------------------------
Airlines -- 0.1%
AMR*                                   3,200            70
Mesa Air Group*                        4,500            38
Republic Airways Holdings*             2,820            47
                                               -----------
Total Airlines                                         155
--------------------------------------------------------------------------------
Apparel Manufacturers -- 0.1%
Maidenform Brands*                     4,120            55
                                               -----------
Total Apparel Manufacturers                             55
--------------------------------------------------------------------------------
Applications Software -- 0.1%
Citrix Systems*                          720            23
Nuance Communications*                   920             9
Satyam Computer Services ADR             695            24
                                               -----------
Total Applications Software                             56
--------------------------------------------------------------------------------
Auction House/Art Dealer -- 0.0%
Sotheby's*                             1,800            50
                                               -----------
Total Auction House/Art Dealer                          50
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


Description                          Shares     Value (000)
--------------------------------------------------------------------------------
B2B/E-Commerce -- 0.0%
i2 Technologies*                       1,990   $        25
                                               -----------
Total B2B/E-Commerce                                    25
--------------------------------------------------------------------------------
Batteries/Battery Systems -- 0.1%
Greatbatch*                            2,255            55
                                               -----------
Total Batteries/Battery Systems                         55
--------------------------------------------------------------------------------
Beverages-Non-Alcoholic -- 0.1%
Coca-Cola Enterprises                  5,300           114
                                               -----------
Total Beverages-Non-Alcoholic                          114
--------------------------------------------------------------------------------
Beverages-Wine/Spirits -- 0.0%
Brown-Forman, Cl B                       654            48
                                               -----------
Total Beverages-Wine/Spirits                            48
--------------------------------------------------------------------------------
Brewery -- 0.2%
Cia Cervecerias Unidas ADR             2,900            66
Grupo Modelo ADR, Cl C                   900            40
Molson Coors Brewing, Cl B             1,400           100
                                               -----------
Total Brewery                                          206
--------------------------------------------------------------------------------
Broadcast Services/Programming -- 0.2%
Grupo Televisa ADR                     7,000           129
Nexstar Broadcasting Group, Cl A*     18,945            78
                                               -----------
Total Broadcast Services/Programming                   207
--------------------------------------------------------------------------------
Building & Construction-Miscellaneous -- 0.0%
Insituform Technologies, Cl A*         1,355            29
                                               -----------
Total Building & Construction-Miscellaneous             29
--------------------------------------------------------------------------------
Building Products-Cement/Aggregate -- 0.2%
Eagle Materials                           70             3
Martin Marietta Materials              2,390           192
Texas Industries                       1,100            54
                                               -----------
Total Building Products-Cement/Aggregate               249
--------------------------------------------------------------------------------
Building Products-Light Fixtures -- 0.1%
Genlyte Group*                         1,700           118
                                               -----------
Total Building Products-Light Fixtures                 118
--------------------------------------------------------------------------------
Building-Heavy Construction -- 0.1%
Chicago Bridge & Iron                  3,150            77
Granite Construction                   1,450            63
Washington Group International           450            24
                                               -----------
Total Building-Heavy Construction                      164
--------------------------------------------------------------------------------
Building-Mobile Home/Manufactured Housing -- 0.0%
Williams Scotsman International*       1,480            32
                                               -----------
Total Building-Mobile Home/
Manufactured Housing                                    32
--------------------------------------------------------------------------------
Cable TV -- 0.2%
Mediacom Communications, Cl A*        28,610           180
                                               -----------
Total Cable TV                                         180
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
AS OF JULY 31, 2006


--------------------------------------------------------------------------------

Description                          Shares     Value (000)
--------------------------------------------------------------------------------
Casino Hotels -- 0.1%
Harrah's Entertainment                 1,700   $       102
                                               -----------
Total Casino Hotels                                    102
--------------------------------------------------------------------------------
Casino Services -- 0.3%
International Game Technology          2,270            88
Scientific Games, Cl A*                6,165           209
                                               -----------
Total Casino Services                                  297
--------------------------------------------------------------------------------
Cellular Telecommunications -- 0.4%
NII Holdings*                          7,340           387
Turkcell Iletism ADR                   9,014           103
                                               -----------
Total Cellular Telecommunications                      490
--------------------------------------------------------------------------------
Chemicals-Diversified -- 0.2%
E.I. du Pont de Nemours                2,400            95
Lyondell Chemical                      2,731            61
Nova Chemicals                         2,850            84
Olin                                   1,765            29
                                               -----------
Total Chemicals-Diversified                            269
--------------------------------------------------------------------------------
Chemicals-Specialty -- 0.3%
Ashland                                4,222           281
Chemtura                               1,660            14
Hercules*                              2,110            29
                                               -----------
Total Chemicals-Specialty                              324
--------------------------------------------------------------------------------
Circuit Boards -- 0.1%
Multi-Fineline Electronix*               330             8
Park Electrochemical                   2,460            61
                                               -----------
Total Circuit Boards                                    69
--------------------------------------------------------------------------------
Coal -- 0.2%
Consol Energy                          2,900           119
Peabody Energy                         1,620            81
                                               -----------
Total Coal                                             200
--------------------------------------------------------------------------------
Commercial Banks Non-US -- 0.1%
ICICI Bank ADR                         3,300            86
                                               -----------
Total Commercial Banks Non-US                           86
--------------------------------------------------------------------------------
Commercial Banks-Central US -- 0.0%
Wintrust Financial                     1,050            50
                                               -----------
Total Commercial Banks-Central US                       50
--------------------------------------------------------------------------------
Commercial Banks-Eastern US -- 0.0%
North Fork Bancorporation                124             4
                                               -----------
Total Commercial Banks-Eastern US                        4
--------------------------------------------------------------------------------
Commercial Banks-Southern US -- 0.1%
Colonial BancGroup                     6,400           163
                                               -----------
Total Commercial Banks-Southern US                     163
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Description                          Shares     Value (000)
--------------------------------------------------------------------------------
Commercial Banks-Western US -- 0.2%
CVB Financial                          3,062   $        46
Hanmi Financial                        2,550            48
SVB Financial Group*                   1,100            49
UCBH Holdings                          3,100            52
                                               -----------
Total Commercial Banks-Western US                      195
--------------------------------------------------------------------------------
Commercial Services -- 0.0%
ChoicePoint*                             720            25
                                               -----------
Total Commercial Services                               25
--------------------------------------------------------------------------------
Commercial Services-Finance -- 0.2%
H&R Block                              1,785            41
Paychex                                2,530            86
Wright Express*                        2,065            62
                                               -----------
Total Commercial Services-Finance                      189
--------------------------------------------------------------------------------
Computer Aided Design -- 0.0%
Ansys*                                 1,100            50
                                               -----------
Total Computer Aided Design                             50
--------------------------------------------------------------------------------
Computer Services -- 0.5%
Ceridian*                              3,800            91
Cognizant Technology Solutions, Cl A*  4,650           305
Manhattan Associates*                    825            17
Perot Systems, Cl A*                   7,800           104
                                               -----------
Total Computer Services                                517
--------------------------------------------------------------------------------
Computers -- 0.9%
Apple Computer*                        5,460           371
Hewlett-Packard                       10,691           341
International Business Machines        3,382           262
                                               -----------
Total Computers                                        974
--------------------------------------------------------------------------------
Computers-Integrated Systems -- 0.2%
MTS Systems                            1,750            64
NCR*                                   3,289           106
                                               -----------
Total Computers-Integrated Systems                     170
--------------------------------------------------------------------------------
Computers-Memory Devices -- 0.2%
Imation                                1,700            69
Network Appliance*                     2,170            64
Seagate Technology                     4,600           107
                                               -----------
Total Computers-Memory Devices                         240
--------------------------------------------------------------------------------
Computers-Voice Recognition -- 0.0%
Talx                                   2,050            42
                                               -----------
Total Computers-Voice Recognition                       42
--------------------------------------------------------------------------------
Consumer Products-Miscellaneous -- 0.0%
Kimberly-Clark                            30             2
Yankee Candle                          1,900            46
                                               -----------
Total Consumer Products-Miscellaneous                   48
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description                          Shares     Value (000)
--------------------------------------------------------------------------------
Containers-Paper/Plastic-- 0.1%
Pactiv*                                1,472   $        36
Sealed Air                             2,350           111
                                               -----------
Total Containers-Paper/Plastic                         147
--------------------------------------------------------------------------------
Cruise Lines-- 0.1%
Carnival                               2,715           106
                                               -----------
Total Cruise Lines                                     106
--------------------------------------------------------------------------------
Data Processing/Management-- 0.1%
CSG Systems International*             1,900            49
Dun & Bradstreet*                        275            18
MasterCard, Cl A*                        320            15
MoneyGram International                  810            25
NAVTEQ*                                  500            14
SEI Investments                          215            11
                                               -----------
Total Data Processing/Management                       132
--------------------------------------------------------------------------------
Decision Support Software-- 0.1%
Cognos*                                1,190            37
SPSS*                                  1,200            33
                                               -----------
Total Decision Support Software                         70
--------------------------------------------------------------------------------
Diagnostic Equipment-- 0.1%
Cytyc*                                 2,080            51
Gen-Probe*                             1,640            85
                                               -----------
Total Diagnostic Equipment                             136
--------------------------------------------------------------------------------
Dialysis Centers-- 0.0%
DaVita*                                  310            16
                                               -----------
Total Dialysis Centers                                  16
--------------------------------------------------------------------------------
Direct Marketing-- 0.0%
Catalina Marketing                       240             7
                                               -----------
Total Direct Marketing                                   7
--------------------------------------------------------------------------------
Disposable Medical Products-- 0.1%
C.R. Bard                                930            66
                                               -----------
Total Disposable Medical Products                       66
--------------------------------------------------------------------------------
Distribution/Wholesale-- 0.1%
Esprit Holdings                        5,000            38
Fastenal                               1,460            52
                                               -----------
Total Distribution/Wholesale                            90
--------------------------------------------------------------------------------
Diversified Manufacturing Operations-- 0.5%
3M                                     1,200            84
A.O. Smith                             1,600            69
Dover                                    390            18
ESCO Technologies*                       900            47
Honeywell International                2,069            80
Illinois Tool Works                    3,976           182
Parker Hannifin                          962            70
Trinity Industries                       135             5
                                               -----------
Total Diversified Manufacturing Operations             555
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Description                          Shares     Value (000)
--------------------------------------------------------------------------------
Diversified Minerals -- 0.1%
Cia Vale do Rio Doce ADR               2,400   $        56
                                               -----------
Total Diversified Minerals                              56
--------------------------------------------------------------------------------
Diversified Operations -- 0.1%
China Resources Enterprise            24,000            53
                                               -----------
Total Diversified Operations                            53
--------------------------------------------------------------------------------
Drug Delivery Systems -- 0.0%
Conor Medsystems*                      1,170            32
                                               -----------
Total Drug Delivery Systems                             32
--------------------------------------------------------------------------------
E-Commerce/Products -- 0.0%
Amazon.com*                               61             1
Submarino GDR 144A                       900            34
                                               -----------
Total E-Commerce/Products                               35
--------------------------------------------------------------------------------
E-Services/Consulting -- 0.1%
Digital Insight*                         200             5
Keynote Systems*                       7,210            76
                                               -----------
Total E-Services/Consulting                             81
--------------------------------------------------------------------------------
Electric Products-Miscellaneous -- 0.2%
Emerson Electric                       1,682           133
Lamson & Sessions*                     2,300            64
                                               -----------
Total Electric Products-Miscellaneous                  197
--------------------------------------------------------------------------------
Electric-Generation -- 0.2%
AES*                                   9,924           197
                                               -----------
Total Electric-Generation                              197
--------------------------------------------------------------------------------
Electric-Integrated -- 0.9%
Dominion Resources                     1,500           118
Duke Energy                            6,564           199
Edison International                     152             6
El Paso Electric*                      4,500            99
Entergy                                2,833           218
OGE Energy                             5,800           219
PPL                                    3,700           126
Public Service Enterprise Group           84             6
                                               -----------
Total Electric-Integrated                              991
--------------------------------------------------------------------------------
Electronic Components-Miscellaneous -- 0.2%
Flextronics International*             2,915            33
Hon Hai Precision GDR                  2,400            28
Hon Hai Precision GDR 144A             9,013           107
International DisplayWorks*           12,270            58
NAM TAI Electronics                    2,550            44
                                               -----------
Total Electronic Components-Miscellaneous              270
--------------------------------------------------------------------------------
Electronic Components-Semiconductors -- 0.6%
Advanced Micro Devices*                2,300            44
Freescale Semiconductor, Cl B*         2,445            70
MEMC Electronic Materials*             2,300            70
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
AS OF JULY 31, 2006


--------------------------------------------------------------------------------

Description                          Shares     Value (000)
--------------------------------------------------------------------------------
Electronic Components-Semiconductors -- continued
MIPS Technologies*                     6,330   $        40
Nvidia*                                3,280            72
QLogic*                                  440             8
Samsung Electronics GDR 144A             620           198
Semtech*                                 510             6
Silicon Laboratories*                  1,750            65
Skyworks Solutions*                   10,910            48
                                               -----------
Total Electronic Components-Semiconductors             621
--------------------------------------------------------------------------------
Electronic Design Automation -- 0.1%
Synplicity*                           12,310            70
                                               -----------
Total Electronic Design Automation                      70
--------------------------------------------------------------------------------
Electronic Forms -- 0.3%
Adobe Systems*                        10,810           308
                                               -----------
Total Electronic Forms                                 308
--------------------------------------------------------------------------------
Electronic Parts Distribution -- 0.0%
Avnet*                                   910            17
                                               -----------
Total Electronic Parts Distribution                     17
--------------------------------------------------------------------------------
Electronic Security Devices -- 0.1%
American Science & Engineering*        1,100            56
                                               -----------
Total Electronic Security Devices                       56
--------------------------------------------------------------------------------
Energy-Alternate Sources -- 0.0%
Headwaters*                            1,250            29
                                               -----------
Total Energy                                            29
--------------------------------------------------------------------------------
Engineering/R&D Services -- 0.1%
Fluor                                    933            82
                                               -----------
Total Engineering/R&D Services                          82
--------------------------------------------------------------------------------
Enterprise Software/Services -- 0.2%
BMC Software*                          3,400            80
Lawson Software*                      13,800            92
Sybase*                                4,600            97
                                               -----------
Total Enterprise Software/Services                     269
--------------------------------------------------------------------------------
Entertainment Software -- 0.1%
Activision*                            5,790            69
Electronic Arts*                         370            18
THQ*                                   2,600            59
                                               -----------
Total Entertainment Software                           146
--------------------------------------------------------------------------------
Fiduciary Banks -- 0.1%
Northern Trust                         2,700           154
                                               -----------
Total Fiduciary Banks                                  154
--------------------------------------------------------------------------------
Filtration/Separation Products -- 0.1%
Clarcor                                1,900            54
                                               -----------
Total Filtration/Separation Products                    54
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Description                          Shares     Value (000)
--------------------------------------------------------------------------------
Finance-Commercial -- 0.1%
CIT Group                              3,261   $       150
                                               -----------
Total Finance-Commercial                               150
--------------------------------------------------------------------------------
Finance-Consumer Loans -- 0.8%
Asta Funding                           1,750            58
Encore Capital Group*                  2,650            33
First Marblehead                       2,910           133
Portfolio Recovery Associates*         1,500            64
SLM                                    9,902           498
World Acceptance*                      1,750            73
                                               -----------
Total Finance-Consumer Loans                           859
--------------------------------------------------------------------------------
Finance-Credit Card -- 0.3%
American Express                       4,223           220
Capital One Financial                  2,048           158
                                               -----------
Total Finance-Credit Card                              378
--------------------------------------------------------------------------------
Finance-Investment Banker/Broker -- 1.4%
Citigroup                              6,575           318
Goldman Sachs Group                    2,021           309
Greenhill                                190            11
JPMorgan Chase                        13,645           622
Lehman Brothers Holdings                 764            49
TD Ameritrade Holdings                13,545           222
                                               -----------
Total Finance-Investment Banker/Broker               1,531
--------------------------------------------------------------------------------
Finance-Other Services -- 0.1%
Asset Acceptance Capital*              4,270            78
CBOT Holdings, Cl A*                     510            64
                                               -----------
Total Finance-Other Services                           142
--------------------------------------------------------------------------------
Financial Guarantee Insurance -- 0.2%
AMBAC Financial Group                  1,600           133
MGIC Investment                        1,939           110
                                               -----------
Total Financial Guarantee Insurance                    243
--------------------------------------------------------------------------------
Food-Dairy Products -- 0.2%
Dean Foods*                            4,726           177
                                               -----------
Total Food-Dairy Products                              177
--------------------------------------------------------------------------------
Food-Miscellaneous/Diversified -- 0.1%
ConAgra Foods                          4,065            87
                                               -----------
Total Food-Miscellaneous/Diversified                    87
--------------------------------------------------------------------------------
Food-Retail -- 0.3%
Kroger                                10,161           233
Whole Foods Market                     2,700           155
                                               -----------
Total Food-Retail                                      388
--------------------------------------------------------------------------------
Forestry -- 0.1%
Plum Creek Timber                      4,600           157
                                               -----------
Total Forestry                                         157
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description                          Shares     Value (000)
--------------------------------------------------------------------------------
Gambling (Non-Hotel) -- 0.1%
Isle of Capri Casinos*                 2,630   $        62
                                               -----------
Total Gambling (Non-Hotel)                              62
--------------------------------------------------------------------------------
Gas-Distribution -- 0.2%
Energen                                5,000           213
WGL Holdings                             300             9
                                               -----------
Total Gas-Distribution                                 222
--------------------------------------------------------------------------------
Gold Mining -- 0.3%
Goldcorp                               3,500           102
Randgold Resources ADR*                6,600           147
Royal Gold                             2,700            80
                                               -----------
Total Gold Mining                                      329
--------------------------------------------------------------------------------
Golf -- 0.0%
Callaway Golf                            995            13
                                               -----------
Total Golf                                              13
--------------------------------------------------------------------------------
Hazardous Waste Disposal -- 0.1%
Stericycle*                            1,640           110
                                               -----------
Total Hazardous Waste Disposal                         110
--------------------------------------------------------------------------------
Health Care Cost Containment -- 0.3%
McKesson                               7,003           353
                                               -----------
Total Health Care Cost Containment                     353
--------------------------------------------------------------------------------
Home Furnishings -- 0.1%
Tempur-Pedic International*            3,720            54
                                               -----------
Total Home Furnishings                                  54
--------------------------------------------------------------------------------
Hospital Beds/Equipment -- 0.0%
Kinetic Concepts*                        860            38
                                               -----------
Total Hospital Beds/Equipment                           38
--------------------------------------------------------------------------------
Hotels & Motels -- 0.3%
InterContinental Hotels ADR              830            14
Lodgian*                               2,685            32
Marriott International, Cl A           8,870           312
Starwood Hotels & Resorts Worldwide      358            19
                                               -----------
Total Hotels & Motels                                  377
--------------------------------------------------------------------------------
Human Resources -- 0.3%
Hewitt Associates, Cl A*               4,300            96
Manpower                               2,300           137
Monster Worldwide*                     2,000            80
                                               -----------
Total Human Resources                                  313
--------------------------------------------------------------------------------
Identification Systems/Development -- 0.1%
Symbol Technologies                    6,610            73
                                               -----------
Total Identification Systems/Development                73
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Description                          Shares    Value (000)
--------------------------------------------------------------------------------
Independent Power Producer -- 0.1%
Imax*                                  5,460   $        59
Mirant*                                  510            13
Reliant Energy*                        1,810            23
                                               -----------
Total Independent Power Producer                        95
--------------------------------------------------------------------------------
Industrial Automation/Robot -- 0.0%
Cognex                                   270             6
                                               -----------
Total Industrial Automation/Robot                        6
--------------------------------------------------------------------------------
Industrial Gases -- 0.4%
Air Products & Chemicals                 325            21
Airgas                                 2,350            85
Praxair                                5,225           287
                                               -----------
Total Industrial Gases                                 393
--------------------------------------------------------------------------------
Instruments-Scientific -- 0.1%
PerkinElmer                            5,200            94
                                               -----------
Total Instruments-Scientific                            94
--------------------------------------------------------------------------------
Insurance Brokers -- 0.4%
AON                                    4,653           159
Brown & Brown                          5,800           182
Hilb Rogal & Hobbs                     1,750            71
                                               -----------
Total Insurance Brokers                                412
--------------------------------------------------------------------------------
Internet Connective Services -- 0.1%
NDS Group ADR*                         2,900           137
                                               -----------
Total Internet Connective Services                     137
--------------------------------------------------------------------------------
Internet Infrastructure Equipment -- 0.0%
Avocent*                                 635            16
                                               -----------
Total Internet Infrastructure Equipment                 16
--------------------------------------------------------------------------------
Internet Infrastructure Software -- 0.1%
Radware*                               4,600            55
                                               -----------
Total Internet Infrastructure Software                  55
--------------------------------------------------------------------------------
Internet Security -- 0.0%
Ipass*                                 4,570            23
Symantec*                              1,016            18
                                               -----------
Total Internet Security                                 41
--------------------------------------------------------------------------------
Investment Management/Advisory Services -- 0.2%
Affiliated Managers Group*               330            30
Legg Mason                             2,100           176
W. P. Stewart & Co.                    3,030            32
                                               -----------
Total Investment Management/
   Advisory Services                                   238
--------------------------------------------------------------------------------
Life/Health Insurance -- 0.5%
China Life Insurance ADR                 700            47
Cigna                                  1,400           128
KMG America*                           6,060            50
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
AS OF JULY 31, 2006


--------------------------------------------------------------------------------

Description                          Shares     Value (000)
--------------------------------------------------------------------------------
Life/Health Insurance -- continued
Prudential Financial                   3,549   $       279
UnumProvident                            715            12
                                               -----------
Total Life/Health Insurance                            516
--------------------------------------------------------------------------------
Machine Tools & Related Products -- 0.1%
Kennametal                             2,300           122
                                               -----------
Total Machine Tools & Related Products                 122
--------------------------------------------------------------------------------
Machinery-Construction & Mining -- 0.5%
Bucyrus International, Cl A            1,250            61
Caterpillar                            5,889           417
JLG Industries                         3,000            54
Terex*                                 1,800            81
                                               -----------
Total Machinery-Construction & Mining                  613
--------------------------------------------------------------------------------
Machinery-Farm -- 0.0%
AGCO*                                  2,250            52
                                               -----------
Total Machinery-Farm                                    52
--------------------------------------------------------------------------------
Machinery-Print Trade -- 0.0%
Zebra Technologies, Cl A*                690            22
                                               -----------
Total Machinery-Print Trade                             22
--------------------------------------------------------------------------------
Medical Information Systems -- 0.0%
Eclipsys*                                400             8
IMS Health                             1,315            36
                                               -----------
Total Medical Information Systems                       44
--------------------------------------------------------------------------------
Medical Instruments -- 0.4%
Boston Scientific*                       382             7
Cambridge Heart*                      34,890            83
Natus Medical*                         5,000            61
St. Jude Medical*                      9,135           337
                                               -----------
Total Medical Instruments                              488
--------------------------------------------------------------------------------
Medical Labs & Testing Services -- 0.2%
Covance*                               1,800           115
Laboratory Corp of America Holdings*   2,300           148
                                               -----------
Total Medical Labs & Testing Services                  263
--------------------------------------------------------------------------------
Medical Products -- 0.5%
Baxter International                   4,392           185
Becton Dickinson                         145            10
Henry Schein*                          1,330            63
Johnson & Johnson                      1,852           116
Mentor                                   210             9
Zimmer Holdings*                       2,900           183
                                               -----------
Total Medical Products                                 566
--------------------------------------------------------------------------------
Medical-Biomedical/Genetic -- 0.9%
Amgen*                                 4,525           315
Barrier Therapeutics*                 13,740            92
Biogen Idec*                           1,330            56
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description                          Shares    Value (000)

--------------------------------------------------------------------------------
Medical-Biomedical/Genetic -- continued
Cambrex                                2,380   $        51
Celgene*                               1,730            83
Enzon Pharmaceuticals*                 3,840            31
Genzyme*                               4,890           334
Invitrogen*                              360            22
PDL BioPharma*                         3,390            61
                                               -----------
Total Medical-Biomedical/Genetic                     1,045
--------------------------------------------------------------------------------
Medical-Drugs -- 0.9%
Allergan                               1,275           137
Angiotech Pharmaceuticals*             7,670            92
Aspreva Pharmaceuticals*               1,490            36
Bristol-Myers Squibb                   6,039           145
Forest Laboratories*                   2,550           118
Pfizer                                 9,531           248
Schering-Plough                        6,912           141
Wyeth                                  1,898            92
                                               -----------
Total Medical-Drugs                                  1,009
--------------------------------------------------------------------------------
Medical-Generic Drugs -- 0.3%
Barr Pharmaceuticals*                    220            11
Perrigo                                5,060            80
Teva Pharmaceutical ADR                5,600           185
Zentiva GDR                              800            42
                                               -----------
Total Medical-Generic Drugs                            318
--------------------------------------------------------------------------------
Medical-HMO -- 0.9%
Sierra Health Services*                1,400            61
UnitedHealth Group                    12,991           621
WellPoint*                             3,626           270
                                               -----------
Total Medical-HMO                                      952
--------------------------------------------------------------------------------
Medical-Outpatient/Home Medical -- 0.1%
Amedisys*                              1,600            61
AmSurg*                                  470            10
Lincare Holdings*                        880            31
                                               -----------
Total Medical-Outpatient/Home Medical                  102
--------------------------------------------------------------------------------
Medical-Wholesale Drug Distributors -- 0.6%
AmerisourceBergen                      6,483           279
Cardinal Health                        6,673           447
                                               -----------
Total Medical-Wholesale Drug Distributors              726
--------------------------------------------------------------------------------
Metal Processors & Fabricators -- 0.2%
Commercial Metals                      5,200           118
Precision Castparts                    1,750           104
                                               -----------
Total Metal Processors & Fabricators                   222
--------------------------------------------------------------------------------
Metal-Aluminum -- 0.0%
Century Aluminum*                      1,400            43
                                               -----------
Total Metal-Aluminum                                    43
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description                          Shares     Value (000)
--------------------------------------------------------------------------------
Metal-Copper -- 0.1%
Phelps Dodge                           1,620   $       141
                                               -----------
Total Metal-Copper                                     141
--------------------------------------------------------------------------------
Metal-Diversified -- 0.2%
Freeport-McMoRan Copper & Gold, Cl B   3,863           211
                                               -----------
Total Metal-Diversified                                211
--------------------------------------------------------------------------------
Motion Pictures & Services -- 0.0%
DreamWorks Animation SKG, Cl A*          350             7
                                               -----------
Total Motion Pictures & Services                         7
--------------------------------------------------------------------------------
Multi-Line Insurance -- 1.0%
Allstate                               3,761           214
American International Group           4,880           296
Cincinnati Financial                   3,400           160
Hartford Financial Services Group      1,755           149
Metlife                                2,446           127
XL Capital, Cl A                       2,646           169
                                               -----------
Total Multi-Line Insurance                           1,115
--------------------------------------------------------------------------------
Multimedia -- 0.2%
Entravision Communications, Cl A*      6,160            48
Gemstar-TV Guide International*       22,850            66
News, Cl A                             7,358           141
Walt Disney                              223             7
                                               -----------
Total Multimedia                                       262
--------------------------------------------------------------------------------
Networking Products -- 0.2%
Foundry Networks*                      4,230            44
Netgear*                               6,760           131
                                               -----------
Total Networking Products                              175
--------------------------------------------------------------------------------
Non-Ferrous Metals -- 0.2%
Cameco                                 4,905           195
USEC                                     740             8
                                               -----------
Total Non-Ferrous Metals                               203
--------------------------------------------------------------------------------
Non-Hazardous Waste Disposal -- 0.1%
Allied Waste Industries*               1,460            15
WCA Waste*                            10,830            76
                                               -----------
Total Non-Hazardous Waste Disposal                      91
--------------------------------------------------------------------------------
Office Automation & Equipment -- 0.0%
Pitney Bowes                             640            26
                                               -----------
Total Office Automation & Equipment                     26
--------------------------------------------------------------------------------
Office Supplies & Forms -- 0.2%
Avery Dennison                         2,000           117
John H. Harland                        1,500            59
                                               -----------
Total Office Supplies & Forms                          176
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Description                          Shares    Value (000)
--------------------------------------------------------------------------------
Oil & Gas Drilling -- 0.7%
Diamond Offshore Drilling                960   $        76
Nabors Industries*                     4,600           162
Pride International*                   5,240           156
Rowan                                    530            18
Todco                                    200             8
Transocean*                            4,000           309
                                               -----------
Total Oil & Gas Drilling                               729
--------------------------------------------------------------------------------
Oil Companies-Exploration & Production -- 0.7%
Anadarko Petroleum                     1,100            50
Berry Petroleum                        1,900            64
Denbury Resources*                     1,300            45
GMX Resources*                         1,300            44
Kerr-McGee                                49             3
Newfield Exploration*                  2,300           107
Penn Virginia                          1,250            85
Pogo Producing                           195             9
Southwestern Energy*                   2,090            72
Stone Energy*                          1,375            64
Ultra Petroleum*                       1,100            64
Unit*                                  1,100            65
XTO Energy                             3,355           158
                                               -----------
Total Oil Companies-Exploration & Production           830
--------------------------------------------------------------------------------
Oil Companies-Integrated -- 2.2%
BP ADR                                 2,296           167
Chevron                                5,159           339
ConocoPhillips                         4,049           278
Exxon Mobil                           11,370           770
Hess                                   2,100           111
LUKOIL ADR                               800            69
Marathon Oil                           1,147           104
Occidental Petroleum                   2,866           309
PetroChina ADR                           300            34
Petroleo Brasileiro ADR                2,200           202
Surgutneftegaz ADR                     1,000            74
                                               -----------
Total Oil Companies-Integrated                       2,457
--------------------------------------------------------------------------------
Oil Field Machinery & Equipment -- 0.2%
Grant Prideco*                         1,930            88
Gulf Island Fabrication                1,300            32
National Oilwell Varco*                1,535           103
                                               -----------
Total Oil Field Machinery & Equipment                  223
--------------------------------------------------------------------------------
Oil Refining & Marketing -- 0.1%
Frontier Oil                           2,300            81
Giant Industries*                      1,100            79
                                               -----------
Total Oil Refining & Marketing                         160
--------------------------------------------------------------------------------
Oil-Field Services -- 0.5%
Core Laboratories*                       395            29
Halliburton                            9,350           312
Hanover Compressor*                      740            14
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
AS OF JULY 31, 2006


--------------------------------------------------------------------------------

Description                          Shares     Value (000)

--------------------------------------------------------------------------------
Oil-Field Services -- continued
Helix Energy Solutions*                3,420   $       133
Tidewater                                260            13
Universal Compression Holdings*        1,000            64
W-H Energy Services*                     825            45
                                               -----------
Total Oil-Field Services                               610
--------------------------------------------------------------------------------
Oil-US Royalty Trusts -- 0.0%
Hugoton Royalty Trust                    188             6
                                               -----------
Total Oil-US Royalty Trusts                              6
--------------------------------------------------------------------------------
Optical Supplies -- 0.3%
Alcon                                  2,815           311
                                               -----------
Total Optical Supplies                                 311
--------------------------------------------------------------------------------
Paper & Related Products -- 0.4%
Abitibi-Consolidated                  41,050           104
Bowater                                3,540            72
Caraustar Industries*                 13,360            94
Domtar                                 2,690            17
Klabin ADR                             1,400            31
MeadWestvaco                             550            14
Neenah Paper                           2,400            71
Smurfit-Stone Container*               2,940            30
                                               -----------
Total Paper & Related Products                         433
--------------------------------------------------------------------------------
Pharmacy Services -- 0.3%
Express Scripts*                       2,965           228
Medco Health Solutions*                1,314            78
                                               -----------
Total Pharmacy Services                                306
--------------------------------------------------------------------------------
Physical Practice Management -- 0.1%
Pediatrix Medical Group*               2,300            98
                                               -----------
Total Physical Practice Management                      98
--------------------------------------------------------------------------------
Physical Therapy/Rehabilitation Centers -- 0.1%
Psychiatric Solutions*                   620            20
RehabCare Group*                       2,800            52
                                               -----------
Total Physical Therapy/Rehabilitation Centers           72
--------------------------------------------------------------------------------
Pipelines -- 0.3%
El Paso                                1,680            27
National Fuel Gas                      4,050           150
Questar                                1,750           155
                                               -----------
Total Pipelines                                        332
--------------------------------------------------------------------------------
Power Conversion/Supply Equipment -- 0.2%
American Power Conversion              5,953           100
Delta Electronics GDR                  5,040            68
                                               -----------
Total Power Conversion/Supply Equipment                168
--------------------------------------------------------------------------------
Printing-Commercial -- 0.0%
RR Donnelley & Sons                      690            20
                                               -----------
Total Printing-Commercial                               20
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Description                          Shares    Value (000)
--------------------------------------------------------------------------------
Property/Casualty Insurance -- 0.7%
Arch Capital Group*                    2,800   $       171
FPIC Insurance Group*                  1,350            52
Philadelphia Consolidated Holding*     2,750            93
PMA Capital, Cl A*                     4,850            48
Safeco                                 2,850           153
Selective Insurance Group              1,600            82
WR Berkley                             5,200           187
                                               -----------
Total Property/Casualty Insurance                      786
--------------------------------------------------------------------------------
Publishing-Books -- 0.1%
Scholastic*                            5,415           156
                                               -----------
Total Publishing-Books                                 156
--------------------------------------------------------------------------------
Publishing-Newspapers -- 0.1%
Gannett                                1,709            89
                                               -----------
Total Publishing-Newspapers                             89
--------------------------------------------------------------------------------
Publishing-Periodicals -- 0.0%
Playboy Enterprises, Cl B*             4,600            45
                                               -----------
Total Publishing-Periodicals                            45
--------------------------------------------------------------------------------
Quarrying -- 0.3%
Vulcan Materials                       4,509           302
                                               -----------
Total Quarrying                                        302
--------------------------------------------------------------------------------
Radio -- 0.1%
Radio One, Cl D*                      14,015           100
Spanish Broadcasting System*          10,785            50
                                               -----------
Total Radio                                            150
--------------------------------------------------------------------------------
Real Estate Management/Services -- 0.2%
CB Richard Ellis Group, Cl A*          7,280           171
Jones Lang LaSalle                     1,250           102
                                               -----------
Total Real Estate Management/Services                  273
--------------------------------------------------------------------------------
Real Estate Operation/Development -- 0.0%
Brookfield Properties                  1,083            36
                                               -----------
Total Real Estate Operation/Development                 36
--------------------------------------------------------------------------------
Reinsurance -- 0.6%
Allied World Assurance Holdings*         420            15
Aspen Insurance Holdings               5,785           136
Axis Capital Holdings                    900            27
Endurance Specialty Holdings           2,870            87
Everest Re Group                         180            17
Montpelier Re Holdings                 6,130           111
Odyssey Re Holdings                      625            17
PartnerRe                              2,350           146
Platinum Underwriters Holdings         2,140            60
                                               -----------
Total Reinsurance                                      616
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description                          Shares    Value (000)
--------------------------------------------------------------------------------
REITs-Apartments -- 0.2%
Archstone-Smith Trust                    931   $        49
AvalonBay Communities                    297            35
Camden Property Trust                    292            22
Equity Residential                       947            44
GMH Communities Trust                  1,101            14
Post Properties                          700            34
United Dominion Realty Trust             869            24
                                               -----------
Total REITs-Apartments                                 222
--------------------------------------------------------------------------------
REITs-Diversified -- 0.1%
Digital Realty Trust                     570            16
PS Business Parks                      1,128            68
Spirit Finance                           636             7
Vornado Realty Trust                     474            49
                                               -----------
Total REITs-Diversified                                140
--------------------------------------------------------------------------------
REITs-Health Care -- 0.0%
Omega Healthcare Investors             3,700            49
                                               -----------
Total REITs-Health Care                                 49
--------------------------------------------------------------------------------
REITs-Hotels -- 0.2%
Ashford Hospitality Trust              6,070            71
DiamondRock Hospitality                1,485            24
Hersha Hospitality Trust                 371             4
Highland Hospitality                     303             4
Host Hotels & Resorts                  2,297            49
LaSalle Hotel Properties               2,349            97
Sunstone Hotel Investors                 436            12
                                               -----------
Total REITs-Hotels                                     261
--------------------------------------------------------------------------------
REITs-Manufactured Homes -- 0.0%
Equity Lifestyle Properties              200             9
                                               -----------
Total REITs-Manufactured Homes                           9
--------------------------------------------------------------------------------
REITs-Mortgage -- 0.0%
HomeBanc                               4,130            34
                                               -----------
Total REITs-Mortgage                                    34
--------------------------------------------------------------------------------
REITs-Office Property -- 0.6%
Alexandria Real Estate Equities          236            22
American Financial Realty Trust        9,980           116
BioMed Realty Trust                      841            25
Boston Properties                      2,763           271
Columbia Equity Trust                    543             8
Corporate Office Properties Trust      1,677            76
Mack-Cali Realty                         473            23
Parkway Properties                     1,350            61
SL Green Realty                          121            14
                                               -----------
Total REITs-Office Property                            616
--------------------------------------------------------------------------------
REITs-Regional Malls -- 0.2%
CBL & Associates Properties            2,900           114
General Growth Properties                656            30
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description                          Shares    Value (000)
--------------------------------------------------------------------------------
REITs-Regional Malls -- continued
Simon Property Group                     951   $        81
Taubman Centers                          332            14
                                               -----------
Total REITs-Regional Malls                             239
--------------------------------------------------------------------------------
REITs-Shopping Centers -- 0.1%
Acadia Realty Trust                      571            14
Kimco Realty                             849            33
Regency Centers                          366            24
Tanger Factory Outlet Centers            345            11
                                               -----------
Total REITs-Shopping Centers                            82
--------------------------------------------------------------------------------
REITs-Storage -- 0.1%
Public Storage                           455            36
U-Store-It Trust                         817            16
                                               -----------
Total REITs-Storage                                     52
--------------------------------------------------------------------------------
REITs-Warehouse/Industrial -- 0.1%
EastGroup Properties                     258            12
Prologis                                 774            43
                                               -----------
Total REITs-Warehouse/Industrial                        55
--------------------------------------------------------------------------------
Rental Auto/Equipment -- 0.1%
Aaron Rents                            3,550            86
Dollar Thrifty Automotive Group*       1,650            74
                                               -----------
Total Rental Auto/Equipment                            160
--------------------------------------------------------------------------------
Research & Development -- 0.1%
Kendle International*                  2,400            70
                                               -----------
Total Research & Development                            70
--------------------------------------------------------------------------------
Resorts/Theme Parks -- 0.0%
Intrawest                              1,800            50
                                               -----------
Total Resorts/Theme Parks                               50
--------------------------------------------------------------------------------
Respiratory Products -- 0.1%
Resmed*                                1,870            87
Respironics*                           1,700            60
                                               -----------
Total Respiratory Products                             147
--------------------------------------------------------------------------------
Retail-Apparel/Shoe -- 0.4%
Charming Shoppes*                      4,300            44
Chico's FAS*                           2,650            60
Childrens Place Retail Stores*         1,800           101
Claire's Stores                        3,500            88
Footstar*                              9,920            44
JOS A Bank Clothiers*                  2,161            54
Talbots                                  480            10
Urban Outfitters*                      2,345            34
                                               -----------
Total Retail-Apparel/Shoe                              435
--------------------------------------------------------------------------------
Retail-Building Products -- 0.5%
Home Depot                             3,287           114
Lowe's                                14,692           417
                                               -----------
Total Retail-Building Products                         531
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
AS OF JULY 31, 2006


--------------------------------------------------------------------------------

Description                          Shares     Value (000)
--------------------------------------------------------------------------------
Retail-Computer Equipment -- 0.1%
GameStop, Cl A*                        2,350   $        98
                                               -----------
Total Retail-Computer Equipment                         98
--------------------------------------------------------------------------------
Retail-Convenience Store -- 0.1%
Casey's General Stores                 2,950            67
                                               -----------
Total Retail-Convenience Store                          67
--------------------------------------------------------------------------------
Retail-Discount -- 0.2%
Costco Wholesale                         446            23
Dollar General                         4,239            57
Target                                 3,325           153
Wal-Mart Stores                          109             5
                                               -----------
Total Retail-Discount                                  238
--------------------------------------------------------------------------------
Retail-Drug Store -- 0.4%
CVS                                   14,215           465
                                               -----------
Total Retail-Drug Store                                465
--------------------------------------------------------------------------------
Retail-Hypermarkets -- 0.1%
Wal-Mart de Mexico ADR, Cl V           2,700            84
                                               -----------
Total Retail-Hypermarkets                               84
--------------------------------------------------------------------------------
Retail-Major Department Store -- 0.1%
Saks                                   4,000            65
                                               -----------
Total Retail-Major Department Store                     65
--------------------------------------------------------------------------------
Retail-Office Supplies -- 0.0%
OfficeMax                                535            22
                                               -----------
Total Retail-Office Supplies                            22
--------------------------------------------------------------------------------
Retail-Pawn Shops -- 0.1%
Cash America International             1,800            62
Ezcorp, Cl A*                          1,450            60
                                               -----------
Total Retail-Pawn Shops                                122
--------------------------------------------------------------------------------
Retail-Pet Food & Supplies -- 0.0%
PETCO Animal Supplies*                   790            22
                                               -----------
Total Retail-Pet Food & Supplies                        22
--------------------------------------------------------------------------------
Retail-Petroleum Products -- 0.1%
World Fuel Services                    1,950            92
                                               -----------
Total Retail-Petroleum Products                         92
--------------------------------------------------------------------------------
Retail-Propane Distribution -- 0.1%
Star Gas Partners*                    25,930            65
                                               -----------
Total Retail-Propane Distribution                       65
--------------------------------------------------------------------------------
Retail-Regional Department Store -- 0.2%
Kohl's*                                4,645           263
                                               -----------
Total Retail-Regional Department Store                 263
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Description                          Shares    Value (000)
--------------------------------------------------------------------------------
Retail-Restaurants -- 0.1%
Jack in the Box*                       1,300   $        51
Morton's Restaurant Group*             4,300            65
OSI Restaurant Partners                  270             8
                                               -----------
Total Retail-Restaurants                               124
--------------------------------------------------------------------------------
Retail-Video Rental -- 0.1%
Blockbuster, Cl A*                    27,075           111
                                               -----------
Total Retail-Video Rental                              111
--------------------------------------------------------------------------------
Retirement/Aged Care -- 0.0%
Sunrise Senior Living*                   580            17
                                               -----------
Total Retirement/Aged Care                              17
--------------------------------------------------------------------------------
S&L/Thrifts-Eastern US -- 0.0%
NewAlliance Bancshares                 1,200            17
WSFS Financial                           400            25
                                               -----------
Total S&L/Thrifts-Eastern US                            42
--------------------------------------------------------------------------------
S&L/Thrifts-Western US -- 0.3%
Golden West Financial                    101             7
Washington Federal                     5,640           126
Washington Mutual                      4,558           204
                                               -----------
Total S&L/Thrifts-Western US                           337
--------------------------------------------------------------------------------
Satellite Telecom -- 0.1%
Loral Space & Communications*          2,430            67
                                               -----------
Total Satellite Telecom                                 67
--------------------------------------------------------------------------------
Schools -- 0.0%
ITT Educational Services*                450            30
                                               -----------
Total Schools                                           30
--------------------------------------------------------------------------------
Semiconductor Components-Integrated Circuits -- 0.3%
Cypress Semiconductor*                 1,060            16
Integrated Device Technology*          4,340            67
Marvell Technology Group*              3,760            70
Standard Microsystems*                 1,600            43
United Microelectronics ADR           28,617            87
                                               -----------
Total Semiconductor Components-
   Integrated Circuits                                 283
--------------------------------------------------------------------------------
Semiconductor Equipment -- 0.1%
Brooks Automation*                     3,200            36
Cabot Microelectronics*                2,390            71
Credence Systems*                     11,430            33
                                               -----------
Total Semiconductor Equipment                          140
--------------------------------------------------------------------------------
Software Tools -- 0.0%
Borland Software*                      5,620            31
                                               -----------
Total Software Tools                                    31
--------------------------------------------------------------------------------
Steel-Producers -- 0.2%
Evraz Group GDR                        2,600            62
Evraz Group GDR 144A                     600            15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description                          Shares    Value (000)

--------------------------------------------------------------------------------
Steel-Producers -- continued
Nucor                                  1,900   $       101
Olympic Steel                            900            32
Schnitzer Steel Industries, Cl A       1,800            61
                                               -----------
Total Steel-Producers                                  271
--------------------------------------------------------------------------------
Super-Regional Banks-US -- 0.6%
Bank of America                        7,979           411
PNC Financial Services Group           1,455           103
Wells Fargo                            2,354           171
                                               -----------
Total Super-Regional Banks-US                          685
--------------------------------------------------------------------------------
Telecommunications Equipment -- 0.2%
Arris Group*                             580             6
CommScope*                             1,900            59
Comtech Telecommunications*            2,300            64
Comverse Technology*                   3,570            69
Plantronics                              320             5
Tellabs*                                 360             4
                                               -----------
Total Telecommunications Equipment                     207
--------------------------------------------------------------------------------
Telecommunications Equipment-Fiber Optics -- 0.2%
Corning*                              10,225           195
                                               -----------
Total Telecommunications
   Equipment-Fiber Optics                              195
--------------------------------------------------------------------------------
Telecommunications Services -- 0.3%
Amdocs*                                5,830           212
Embarq*                                  579            26
Iowa Telecommunications Services       2,625            51
Time Warner Telecom, Cl A*             5,380            90
                                               -----------
Total Telecommunications Services                      379
--------------------------------------------------------------------------------
Telephone-Integrated -- 0.6%
BellSouth                              1,240            48
IDT, Cl B*                             4,170            56
Philippine Long Distance
Telephone ADR                          1,400            55
Sprint Nextel                         11,913           236
Verizon Communications                 7,426           251
Windstream                             6,150            77
                                               -----------
Total Telephone-Integrated                             723
--------------------------------------------------------------------------------
Television -- 0.1%
Sinclair Broadcast Group, Cl A*       17,255           145
                                               -----------
Total Television                                       145
--------------------------------------------------------------------------------
Therapeutics -- 0.4%
CV Therapeutics*                       1,180            15
Gilead Sciences*                       6,835           420
Medicines*                             1,390            29
                                               -----------
Total Therapeutics                                     464

--------------------------------------------------------------------------------

Description                          Shares     Value (000)
--------------------------------------------------------------------------------
Tobacco -- 0.7%
Altria Group                           4,972   $       398
Imperial Tobacco ADR                   3,931           256
UST                                    3,654           185
                                               -----------
Total Tobacco                                          839
--------------------------------------------------------------------------------
Tools-Hand Held -- 0.1%
Stanley Works                          3,330           151
                                               -----------
Total Tools-Hand Held                                  151
--------------------------------------------------------------------------------
Toys -- 0.1%
Mattel                                 6,484           117
                                               -----------
Total Toys                                             117
--------------------------------------------------------------------------------
Transactional Software -- 0.1%
Transaction Systems Architects*        1,500            56
                                               -----------
Total Transactional Software                            56
--------------------------------------------------------------------------------
Transport-Equipment & Leasing -- 0.2%
GATX                                   4,580           179
Greenbrier                             1,640            46
                                               -----------
Total Transport-Equipment & Leasing                    225
--------------------------------------------------------------------------------
Transport-Marine -- 0.1%
Kirby*                                 1,900            61
Tsakos Energy Navigation                 625            28
                                               -----------
Total Transport-Marine                                  89
--------------------------------------------------------------------------------
Transport-Rail -- 0.4%
Burlington Northern Santa Fe           2,248           155
Canadian Pacific Railway               2,500           120
CSX                                    1,900           115
                                               -----------
Total Transport-Rail                                   390
--------------------------------------------------------------------------------
Transport-Services -- 0.4%
Bristow Group*                         2,000            68
FedEx                                  2,488           261
UTI Worldwide                          2,890            67
                                               -----------
Total Transport-Services                               396
--------------------------------------------------------------------------------
Transport-Truck -- 0.2%
Celadon Group*                         3,762            66
JB Hunt Transport Services             4,900           101
                                               -----------
Total Transport-Truck                                  167
--------------------------------------------------------------------------------
Veterinary Diagnostics -- 0.2%
VCA Antech*                            4,940           173
                                               -----------
Total Veterinary Diagnostics                           173
--------------------------------------------------------------------------------
Vitamins & Nutrition Products -- 0.1%
Herbalife*                             3,335           119
                                               -----------
Total Vitamins & Nutrition Products                    119
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
AS OF JULY 31, 2006

--------------------------------------------------------------------------------

Description                          Shares    Value (000)
--------------------------------------------------------------------------------
Web Portals/ISP -- 0.6%
Google, Cl A*                          1,587   $       614
Netease.com ADR*                       1,800            31
                                               -----------
Total Web Portals/ISP                                  645
--------------------------------------------------------------------------------
Wire & Cable Products -- 0.0%
General Cable*                           785            28
                                               -----------
Total Wire & Cable Products                             28
--------------------------------------------------------------------------------
Wireless Equipment -- 0.8%
American Tower, Cl A*                 11,635           394
Nokia ADR                             12,933           257
Qualcomm                               7,660           270
                                               -----------
Total Wireless Equipment                               921
                                               -----------
Total Common Stock (Cost $50,376)                   52,792
--------------------------------------------------------------------------------
Foreign Common Stock -- 12.3%
Australia -- 0.9%
Aristocrat Leisure                     5,093            47
BHP Billiton                           9,318           197
Commonwealth Bank of Australia         4,015           138
Leighton Holdings                      3,028            45
MacArthur Coal                           900             3
Oxiana                                48,475           113
QBE Insurance Group                    3,656            62
Rio Tinto                              2,351           134
Santos                                35,488           313
Zinifex                                2,567            21
                                               -----------
Total Australia                                      1,073
--------------------------------------------------------------------------------
Austria -- 0.1%
Andritz                                  200            35
Telekom Austria                          500            11
Wiener Staedtische Versicherung          972            57
                                               -----------
Total Austria                                          103
--------------------------------------------------------------------------------
Belgium -- 0.4%
Belgacom                                 200             7
Dexia                                  8,102           199
Fortis                                 5,574           198
                                               -----------
Total Belgium                                          404
--------------------------------------------------------------------------------
Bermuda -- 0.0%
Catlin Group                           1,606            13
                                               -----------
Total Bermuda                                           13
--------------------------------------------------------------------------------
Canada -- 0.2%
EnCana                                 1,000            54
Gerdau Ameristeel                        500             5
IPSCO                                    669            63
Teck Cominco, Cl B                       600            40
TELUS                                  1,300            55
                                               -----------
Total Canada                                           217
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Description                          Shares     Value (000)
--------------------------------------------------------------------------------
Denmark -- 0.1%
DSV                                       37   $         6
Jyske Bank*                            1,900           106
Sydbank                                1,150            39
                                               -----------
Total Denmark                                          151
--------------------------------------------------------------------------------
Finland -- 0.2%
Metso                                  6,300           227
Rautaruukki                              800            23
                                               -----------
Total Finland                                          250
--------------------------------------------------------------------------------
France -- 1.0%
Air France-KLM                         5,635           139
BNP Paribas                            2,465           240
Bouygues                               6,487           324
CNP Assurances                           845            81
France Telecom                           600            13
Lafarge                                   70             8
Societe Generale                         215            32
Total                                    924            63
Vivendi                                5,750           195
                                               -----------
Total France                                         1,095
--------------------------------------------------------------------------------
Germany -- 0.9%
Allianz                                  459            72
Balda                                    129             1
BASF                                     211            17
Commerzbank                            1,442            50
Continental                              741            76
Deutsche Lufthansa                     2,286            43
E.ON                                     155            19
Heidelberger Druckmaschinen            1,634            67
MAN                                    2,738           198
Puma                                     533           193
Salzgitter                             2,422           191
Techem                                   139             6
ThyssenKrupp                           3,800           133
                                               -----------
Total Germany                                        1,066
--------------------------------------------------------------------------------
Hong Kong -- 0.3%
ASM Pacific Technology                 1,948            10
CNOOC                                140,000           120
Hong Kong Exchanges and Clearing      10,000            65
Lee & Man Paper Manufacturing         18,000            27
Orient Overseas International          2,200             9
Shanghai Real Estate                 130,000            27
Television Broadcasts                  6,000            37
VTech Holdings                         3,326            19
Wumart Stores, Cl H                    9,000            27
Zijin Mining Group, Cl H              58,000            31
                                               -----------
Total Hong Kong                                        372
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description                         Shares      Value (000)
--------------------------------------------------------------------------------
Hungary -- 0.0%
OTP Bank                               1,300   $        39
                                               -----------
Total Hungary                                           39
--------------------------------------------------------------------------------
Indonesia -- 0.1%
Bakrie and Brothers*               1,392,000            26
Bank Niaga                           576,000            41
Perusahaan Gas Negara                 31,000            40
Ramayana Lestari Sentosa             431,000            37
                                               -----------
Total Indonesia                                        144
--------------------------------------------------------------------------------
Italy -- 0.6%
Banca Intesa                           5,400            32
ENI                                   12,655           388
Fondiaria-Sai                          3,694           149
Milano Assicurazioni                   8,780            60
                                               -----------
Total Italy                                            629
--------------------------------------------------------------------------------
Japan -- 2.2%
ABILIT                                   900             5
Advantest                                600            58
All Nippon Airways                    13,000            50
Bosch                                  1,034             5
Canon                                  2,700           129
Central Japan Railway                     34           376
Century Leasing System                   900            13
Chiba Bank                            14,000           137
Fuji Heavy Industries                 17,000           105
Fujitsu Frontech                         300             2
Haseko*                                1,500             5
Kawasaki Kisen Kaisha                    700             4
Mitsui OSK Lines                         500             3
Mitsui Trust Holdings                  4,000            44
Mizuho Financial Group                    32           269
Nissan Diesel Motor                   12,000            50
ORIX                                   1,740           454
Pacific Metals                         3,000            22
SBI Holdings                              61            24
Sega Sammy Holdings                    2,300            76
Sumisho Lease                            700            37
Sumitomo Metal Mining                  8,000           113
Suzuki Motor                           7,600           186
Tokyo Electron                         1,900           121
Toshiba TEC                            2,000             9
Towa Real Estate Development*          6,000            27
Yamaha Motor                           4,700           123
Yamato Kogyo                           1,600            35
Yamazen                                2,000            11
                                               -----------
Total Japan                                          2,493
--------------------------------------------------------------------------------
Malaysia -- 0.0%
Transmile Group                        8,000            28
                                               -----------
Total Malaysia                                          28
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Description                          Shares     Value (000)
--------------------------------------------------------------------------------
Mexico -- 0.1%
GEO SA de CV, Ser B*                  24,000   $        95
                                               -----------
Total Mexico                                            95
--------------------------------------------------------------------------------
Netherlands -- 0.7%
ABN AMRO Holding                         132             4
Aegon                                  4,041            69
Akzo Nobel                                73             4
Boskalis Westminster                     205            13
ING Groep                              9,367           380
Koninklijke KPN                          300             3
Royal Dutch Shell, Cl A                9,215           326
                                               -----------
Total Netherlands                                      799
--------------------------------------------------------------------------------
Norway -- 0.1%
Statoil                                4,800           144
                                               -----------
Total Norway                                           144
--------------------------------------------------------------------------------
Philippines -- 0.1%
Universal Robina                     155,000            57
                                               -----------
Total Philippines                                       57
--------------------------------------------------------------------------------
Singapore -- 0.1%
Singapore Telecommunications          49,000            80
United Test and Assembly Center*       8,000             4
                                               -----------
Total Singapore                                         84
--------------------------------------------------------------------------------
South Africa -- 0.1%
Network Healthcare Holdings           21,000            30
Standard Bank Group                    3,200            35
                                               -----------
Total South Africa                                      65
--------------------------------------------------------------------------------
South Korea -- 0.4%
Amorepacific*                              1            --
Daegu Bank                             6,800           123
Hanmi Pharm                            1,000           100
Korea Investment Holdings              1,510            57
Korean Reinsurance                     5,652            65
NHN*                                     240            27
Shinsegae                                140            69
                                               -----------
Total South Korea                                      441
--------------------------------------------------------------------------------
Spain -- 0.8%
ACS Actividades Cons y Serv            1,002            44
Banco Bilbao Vizcaya Argentaria        5,854           125
Banco Santander Central Hispano       28,414           430
Telefonica                            16,273           275
                                               -----------
Total Spain                                            874
--------------------------------------------------------------------------------
Sweden -- 0.4%
JM                                     5,068            74
Nordea Bank                           31,000           389
                                               -----------
Total Sweden                                           463
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
AS OF JULY 31, 2006


--------------------------------------------------------------------------------

Description                          Shares     Value (000)
--------------------------------------------------------------------------------
Switzerland -- 0.5%
Actelion*                                799   $       101
Xstrata                                1,000            43
Zurich Financial Services              1,663           373
                                               -----------
Total Switzerland                                      517
--------------------------------------------------------------------------------
Thailand -- 0.1%
Amata                                 68,000            29
Bangkok Bank                          34,000            95
Italian-Thai Development             290,000            40
                                               -----------
Total Thailand                                         164
--------------------------------------------------------------------------------
United Kingdom -- 1.9%
Antofagasta                           44,225           345
Ashtead                                6,039            16
AstraZeneca                            4,935           301
Aviva                                    300             4
BHP Billiton                          10,113           192
British Airways*                       6,354            46
British Energy Group*                 10,394           143
British Sky Broadcasting               2,900            30
BT Group                              11,726            52
Corus Group                              684             6
Hays                                  16,784            42
HBOS                                   6,800           124
HSBC Holdings                            900            16
International Power                    7,500            41
Kazakhmys                              3,354            78
Lloyds TSB Group                      10,500           106
Marks & Spencer Group                  3,507            39
Michael Page International             5,146            32
Next                                     527            17
Royal Dutch Shell, Cl B                4,999           185
SABMiller                              3,000            60
Sage Group                               687             3
Scottish & Southern Energy             3,100            70
Scottish Power                           396             4
Shire                                    400             6
Sportingbet                           17,204            79
Standard Chartered                     1,099            28
Tesco                                  1,784            12
Ultra Electronics Holdings               700            13
                                               -----------
Total United Kingdom                                 2,090
                                               -----------
Total Foreign Common Stock (Cost $12,198)           13,870
--------------------------------------------------------------------------------
Foreign Preferred Stock -- 0.2%
Germany -- 0.2%
Porsche                                  253           248
                                               -----------
Total Foreign Preferred Stock (Cost $196)              248
--------------------------------------------------------------------------------
Investment Companies -- 0.1%
Index Fund-Small Cap -- 0.0%
iShares Russell 2000 Value Index Fund    700            50
                                               -----------
Total Index Fund-Small Cap                              50
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                    Shares/Face
Description                        Amount (000) Value (000)
--------------------------------------------------------------------------------
Index Fund-Midcap -- 0.1%
iShares Russell Midcap Value Index Fund  500   $        66
                                               -----------
Total Index Fund-Midcap                                 66
--------------------------------------------------------------------------------
Total Investment Companies (Cost $115)                 116
--------------------------------------------------------------------------------
U.S. Government Agency Mortgage-Backed
Obligations -- 10.1%
Federal Home Loan Mortgage Corporation
   6.500%, 04/01/35                 $     14            14
   6.000%, 08/01/29                       32            32
   5.875%, 03/21/11                       40            41
   5.500%, 09/01/17                       79            79
   5.500%, 09/01/19                       73            73
   5.500%, 08/01/20                      337           334
   5.500%, 02/01/21                      244           241
   5.500%, 02/01/21                       14            14
   5.500%, 10/01/34                       94            92
   5.500%, 01/01/35                       42            41
   5.500%, 02/01/35                      242           235
   5.500%, 03/01/35                       83            81
   5.500%, 06/01/35                      467           454
   5.000%, 02/01/19                       28            27
   5.000%, 07/01/19                       76            74
   5.000%, 05/01/20                      412           400
   5.000%, 07/01/20                      229           222
   5.000%, 10/01/20                      317           308
   4.400%, 07/28/08                      170           167
Federal Home Loan Mortgage
   Corporation-Gold TBA
   6.000%, 08/01/36                      810           805
Federal Home Loan Mortgage
   Corporation-Gold
   5.000%, 12/01/20                      208           201
Federal National Mortgage Association
   6.500%, 03/01/35                      273           276
   6.500%, 05/01/36                      375           379
   6.500%, 05/01/36                      708           717
   6.250%, 02/01/11                      400           413
   6.000%, 01/01/29                       92            92
   6.000%, 08/01/32                      106           106
   6.000%, 07/01/36                      255           253
   6.000%, 07/01/36                    1,390         1,381
   6.000%, 08/01/36                       45            45
   5.500%, 03/01/20                       90            89
   5.500%, 05/01/21                       58            58
   5.500%, 09/01/34                      321           313
   5.500%, 03/01/35                      251           244
   5.500%, 06/01/35                      316           307
   5.500%, 07/01/35                      447           434
   5.500%, 09/01/35                       18            18
   5.500%, 10/01/35                       14            13
   5.500%, 03/01/36                      326           316
   5.500%, 04/01/36                      181           176
   5.125%, 01/02/14                       95            93
   5.000%, 04/01/19                       98            95
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       Face
Description                        Amount (000) Value (000)
--------------------------------------------------------------------------------
Federal National Mortgage Association -- continued
   5.000%, 10/01/19                $     120   $       117
   5.000%, 09/01/20                      129           125
   5.000%, 08/01/34                      264           262
   4.500%, 08/04/08                      740           729
   4.500%, 09/01/35                      379           349
                                               -----------
Total U.S. Government Agency Mortgage-
Backed Obligations (Cost $11,460)                   11,335
--------------------------------------------------------------------------------
Corporate Bonds -- 8.9%
Abbott Laboratories
   5.600%, 05/15/11                       45            45
Advanta Capital Trust, Ser B
   8.990%, 12/17/26                       75            76
Ahern Rentals
   9.250%, 08/15/13                       60            61
Allegheny Energy Supply 144A
   8.250%, 04/15/12                       50            53
America Movil
   6.375%, 03/01/35                       25            23
American General Finance,
   Ser G MTN
   5.375%, 09/01/09                       90            90
Ameriprise Financial
   5.350%, 11/15/10                       65            64
Amerisourcebergen
   5.875%, 09/15/15                      100            95
Amgen
   4.000%, 11/18/09                       40            38
AOL Time Warner
   7.700%, 05/01/32                       60            65
   6.875%, 05/01/12                      130           134
Appalachian Power
   5.550%, 04/01/11                      110           109
AT&T Wireless
   8.750%, 03/01/31                       75            93
   7.875%, 03/01/11                       90            98
Bank One
   5.900%, 11/15/11                       70            71
   5.250%, 01/30/13                      145           142
BCPLU Crystal US Holdings
   9.625%, 06/15/14                       50            54
Beazer Homes USA, Callable:
   04/15/07 @ 104.188,
   04/15/08 @ 102.791
   8.375%, 04/15/12                       60            59
Canadian National Railway
   5.800%, 06/01/16                      125           126
Capital One Financial
   4.800%, 02/21/12                       85            81
Carnival
   3.750%, 11/15/07                       70            68
Cascades, Callable:
   02/15/08 @ 103.625,
   02/15/09 @ 102.417
   7.250%, 02/15/13                       70            65
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      Face
Description                       Amount (000)  Value (000)
--------------------------------------------------------------------------------
Corporate Bonds -- continued
Caterpillar Financial Services
   5.050%, 12/01/10                $      75   $        74
Chesapeake Energy
   6.500%, 08/15/17                      150           139
ChevronTexaco
   3.500%, 09/17/07                      140           137
Chubb
   4.934%, 11/16/07                      160           159
Cisco Systems
   5.500%, 02/22/16                      160           156
   5.250%, 02/22/11                       60            59
Clayton Williams Energy
   7.750%, 08/01/13                       60            56
Columbus Southern Power, Ser C
   5.500%, 03/01/13                       80            78
Comcast
   7.625%, 02/15/08                       30            31
   6.500%, 01/15/15                      130           132
   5.300%, 01/15/14                       50            48
Countrywide Home Loan MTN
   4.125%, 09/15/09                      100            96
DaimlerChrysler
   4.750%, 01/15/08                       45            44
Deutsche Telekom
   8.000%, 06/15/10                       90            97
Drummond 144A
   7.375%, 02/15/16                      125           117
E*Trade Financial
   7.875%, 12/01/15                       90            93
Echostar DBS 144A
   7.125%, 02/01/16                      125           123
ERP Operating
   5.125%, 03/15/16                       75            70
Ford Motor Credit
   7.375%, 10/28/09                      100            94
General Cable
   9.500%, 11/15/10                      100           106
General Electric Capital, Ser A MTN
   6.875%, 11/15/10                      115           121
   4.375%, 03/03/12                       90            85
General Motors Acceptance
   7.000%, 02/01/12                       65            63
Georgia Power, Ser J
   4.875%, 07/15/07                       25            25
Gregg Appliances
   9.000%, 02/01/13                      110           101
HCA
   6.375%, 01/15/15                       55            44
Healthsouth 144A
   10.750%, 06/15/16                     200           191
Hewlett-Packard
   5.750%, 12/15/06                       75            75
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
AS OF JULY 31, 2006


--------------------------------------------------------------------------------
                                       Face
Description                        Amount (000)  Value (000)
--------------------------------------------------------------------------------
Corporate Bonds -- continued
Hines Nurseries, Callable:
   10/01/11 @ 105.12
   10.250%, 10/01/11                   $  60   $        54
Home Depot
   5.400%, 03/01/16                      150           146
HSBC Finance
   5.500%, 01/19/16                      115           111
   4.750%, 04/15/10                       55            53
Hudbay Mining
   9.625%, 01/15/12                       50            55
Intelsat
   10.484%, 01/15/12                     100           101
Interline Brands
   8.125%, 06/15/14                      150           151
J.C. Penney
   8.125%, 04/01/27                       50            52
John Deere Capital
   5.400%, 04/07/10                       60            60
John Deere Capital, Ser D MTN
   4.400%, 07/15/09                       25            24
K. Hovnanian
   8.875%, 04/01/12                      120           115
K. Hovnanian Enterprises
   6.250%, 01/15/16                       50            43
Lockheed Martin
   7.200%, 05/01/36                       40            45
Merrill Lynch
   5.450%, 07/15/14                      145           142
Metlife
   5.375%, 12/15/12                       60            59
   5.000%, 06/15/15                      135           127
MGM Mirage
   6.625%, 07/15/15                       45            42
   5.875%, 02/27/14                       55            50
Midamerican Energy Holdings 144A
   5.875%, 10/01/12                      240           240
Morgan Stanley
   4.000%, 01/15/10                      115           109
Motorola
   8.000%, 11/01/11                       50            55
Neenah Paper
   7.375%, 11/15/14                       52            48
Nextel Communications, Ser C,
   Callable: 10/31/11 @100
   6.875%, 10/31/13                      135           136
Norampac
   6.750%, 06/01/13                       75            69
Northwest Pipeline 144A
   7.000%, 06/15/16                      200           200
Omnicare
   6.750%, 12/15/13                      100            96
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       Face
Description                        Amount (000)  Value (000)
--------------------------------------------------------------------------------
Corporate Bonds -- continued
Pemex Project
   8.500%, 02/15/08                    $ 185   $       192
PNC Funding
   4.200%, 03/10/08                      140           137
Prologis Trust
   7.100%, 04/15/08                       35            36
Prudential Financial MTN
   3.750%, 05/01/08                       25            24
Prudential Financial, Ser B MTN
   5.100%, 09/20/14                       40            38
PSE&G Power
   7.750%, 04/15/11                      120           129
   6.950%, 06/01/12                       60            63
PSI Energy
   6.050%, 06/15/16                       45            45
PXRE
   8.850%, 02/15/27                       35            38
Quebecor World Capital 144A, Callable:
   3/15/11 @ 104.38
   8.750%, 03/15/16                      150           138
Qwest
   8.875%, 03/15/12                      100           108
Residential Capital 144A
   7.337%, 04/17/09                      170           170
Rogers Cable
   6.750%, 03/15/15                       30            29
Rogers Wireless
   8.000%, 12/15/12                       30            31
Royal Caribbean Cruises
   7.250%, 03/15/18                       94            92
SBC Communications
   5.100%, 09/15/14                      170           160
Schering-Plough
   6.750%, 12/01/33                       85            89
Shell International
   5.625%, 06/27/11                      120           121
SLM
   5.450%, 04/25/11                      150           149
Southern Company Capital
   Funding, Ser A
   5.300%, 02/01/07                       40            40
Stater Brothers Holdings
   8.125%, 06/15/12                       50            50
STATS ChipPAC
   6.750%, 11/15/11                       75            70
Telecom Italia Capital
   4.000%, 11/15/08                      100            96
TFM SA De CV
   9.375%, 05/01/12                       50            53
Town Sports International
   9.625%, 04/15/11                       26            27
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      Face
Description                       Amount (000)  Value (000)
--------------------------------------------------------------------------------
Corporate Bonds -- continued
Toys R Us
   7.875%, 04/15/13                 $     50   $        40
Universal City Florida
   9.899%, 05/01/10                       30            31
Uno Restaurant 144A
   10.000%, 02/15/11                      25            19
Verizon Global
   4.000%, 01/15/08                       60            59
Verizon Wireless Capital
   5.375%, 12/15/06                       80            80
Verso Paper Holdings, Callable:
   08/01/11 @ 105.69
   11.375%, 08/01/16                     170           169
Viacom 144A
   6.250%, 04/30/16                      155           150
Wachovia
   5.700%, 08/01/13                      185           186
Washington Mutual Financial
   6.875%, 05/15/11                       55            58
Wellpoint
   3.750%, 12/14/07                       40            39
Weyerhaeuser
   5.950%, 11/01/08                       20            20
Wyeth
   5.500%, 02/01/14                       80            78
Xcel Energy
   7.000%, 12/01/10                      170           178
Xerox Capital Trust I
   8.000%, 02/01/27                      150           151
                                               -----------
Total Corporate Bonds (Cost $10,333)                10,090
--------------------------------------------------------------------------------
U.S. Treasury Obligations -- 9.0%
U.S. Treasury Bonds
   5.375%, 02/15/31                    1,000         1,034
   5.125%, 05/15/16                    1,915         1,935
   4.875%, 05/31/08                      420           419
   4.500%, 02/15/16                      475           458
   3.375%, 09/15/09                      500           478
U.S. Treasury Notes
   4.875%, 05/15/09                       35            35
   4.875%, 05/31/11                      824           822
   4.500%, 02/28/11                      385           379
   3.875%, 07/31/07                       60            59
   3.875%, 07/15/10                    3,252         3,135
   2.875%, 11/30/06                    1,320         1,310
                                               -----------
Total U.S. Treasury Obligations
(Cost $10,181)                                      10,064
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                     Face
Description                      Amount (000)   Value (000)
--------------------------------------------------------------------------------
Foreign Bonds -- 1.4%
Canada (CAD)
   5.750%, 06/01/33                      120   $       129
   5.250%, 06/01/13                      139           130
Citigroup (JPY)
   2.400%, 10/31/25                    8,000            66
Deutschland (EUR)
   3.750%, 07/04/13                      199           253
Deutschland Republic (EUR)
   3.500%, 01/04/16                      110           136
Netherlands Government (EUR)
   4.250%, 07/15/13                       95           125
Norwegian Government (NOK)
   6.500%, 05/15/13                      675           124
   5.000%, 05/15/15                      730           125
United Kingdom Gilt (GBP)
   4.000%, 09/07/16                      220           391
                                               -----------
Total Foreign Bonds (Cost $1,471)                    1,479
--------------------------------------------------------------------------------
Asset-Backed Securities -- 0.4%
Home Equity Loans -- 0.4%
Citigroup Commercial Mortgage,
   Ser 2004-C2, Cl A3                 $  270           256
JP Morgan Chase CMO,
   Ser 2005-LDP1, Cl A2                  150           146
JP Morgan Chase Commercial
   Mortgage, Ser 2004-CBX, Cl A4          70            67
Residential Asset Mortgage Program,
   Ser 2004-RS12, Cl AI2                  30            30
                                               -----------
Total Asset-Backed Securities (Cost $511)              499
--------------------------------------------------------------------------------
Mortgage Related -- 2.1%
Banc of America Mortgage CMO,
   Ser 2004-8, Cl 3A1
   5.250%, 10/25/19                      467           458
Bear Stearns ARM CMO,
   Ser 2005-11, Cl 2A1
   4.760%, 12/25/35                      292           287
Bear Stearns CMO,
   Ser 2006-T22, Cl A2
   5.467%, 04/12/38                      260           260
Bear Stearns Commercial Mortgage,
   Ser 2004-PWR5, Cl A4
   4.831%, 07/11/42                      145           138
Bear Stearns Commercial Mortgage,
   Ser 2005-T20, Cl A2
   5.127%, 10/12/42                      175           172
Chase Mortgage Finance CMO,
   Ser 2004-S1, Cl A3
   5.500%, 02/25/19                       14            14
Countrywide Alternative Loan Trust,
   Ser 2005-53-T2, Cl 2A1
   6.000%, 11/25/35                      354           347
--------------------------------------------------------------------------------

OLD MUTUAL ASSET ALLOCATION BALANCED PORTFOLIO -- concluded
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
AS OF JULY 31, 2006

--------------------------------------------------------------------------------
                                   Shares/Face
Description                       Amount (000) Value (000)
--------------------------------------------------------------------------------
Mortgage Related -- continued
Countrywide Home Loans CMO,
   Ser 2005-HYB8, Cl 2A1
   5.376%, 12/20/35                $     243   $       241
FPL Group Capital
   5.551%, 02/16/08                       40            40
Prime Mortgage Trust CMO,
   Ser 2005-2, Cl 1A3
   5.250%, 07/25/20                      360           355
                                               -----------
Total Mortgage Related (Cost $2,333)                 2,312
--------------------------------------------------------------------------------
Repurchase Agreement -- 8.6%
Deutsche Bank
   5.250%, dated 07/31/06, to be
   repurchased on 08/01/06, repurchase
   price $9,659,897 (collateralized by a
   U.S. Government obligation, par value
   $9,747,000, 5.125%, 10/24/07, total
   market value $9,852,551)(A)         9,658         9,658
                                               -----------
Total Repurchase Agreement (Cost $9,658)             9,658
--------------------------------------------------------------------------------
Warrants -- 0.2%
Alpha Networks 144A, expires
   4/27/09 (B)*                       78,100            74
Indiabulls Financial Services 144A,
   expires 6/15/09 (B)*               15,900            84
LVRCL Infrastructures & Projects 144A,
   expires 11/17/08 (B)*               6,000            24
Test-Rite International 144A, expires
   3/30/09 (B)*                       96,000            62
Unimicron Technology 144A, expires
   3/30/09 (B)*                       23,000            28
                                               -----------
Total Warrants (Cost $289)                             272
--------------------------------------------------------------------------------
Total Investments -- 100.3% (Cost $109,121)         112,735
--------------------------------------------------------------------------------
Other Assets and Liabilities -- (0.3)%
Payable for Investment Advisory Fees                   (70)
Payable for Administration Fees                        (11)
Payable for Distribution Fees                          (59)
Due to Custodian                                       (42)
Payable for Investment Securities Purchased         (2,520)
Other Assets and Liabilities, Net                    2,382
                                               -----------
Total Other Assets and Liabilities                    (320)
                                               -----------
Net Assets -- 100.0%                            $   112,415
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Description                                         Value
--------------------------------------------------------------------------------
Net Assets:
Paid-in-Capital ($0.001 par value, unlimited
   authorization)                              $   107,094
Undistributed net investment income                    186
Accumulated net realized gain on investments         1,573
Unrealized appreciation on investments               3,614
Unrealized depreciation on forward foreign
   currency contracts and translation of other
   assets and liabilities denominated in foreign
   currency                                            (52)
                                               -----------

Net Assets                                      $  112,415
--------------------------------------------------------------------------------
Net Asset Value and Redemption
   Price Per Share -- Class A
   ($37,678,594 /  3,291,522 shares)                $11.45
--------------------------------------------------------------------------------
Maximum Offering
   Price Per Share -- Class A
   ($11.45/94.25%)                                  $12.15
--------------------------------------------------------------------------------
Net Asset Value and Offering
   Price Per Share -- Class C+
   ($61,845,168 / 5,416,510 shares)                 $11.42
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
   Price Per Share -- Class Z**
   ($1,036 / 90 shares)                             $11.46
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
   Price Per Share -- Institutional Class
   ($12,889,931 / 1,124,315 shares)                 $11.46
--------------------------------------------------------------------------------

 * Non-income producing security.
** Net assets divided by shares do not calculate to the stated NAV because these amounts are shown rounded.
+ Class C Shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
144A -- Security sold within the terms of a private placement memorandum, which is exempt from registration under Sections 3a-4 or 4(2) of the Securities Act of 1933, as amended or Rule 144A thereunder, and may be sold only to dealers in that program or other accredited investors.
        On July 31, 2006, the value of these securities amounted to $2,027 (000), representing 1.8% of the net assets of the Fund.
(A) -- Tri-party repurchase agreement
(B) -- Securities fair valued using methods determined in good faith according to procedures adopted by the Fair Valuation Committee of the Board of Trustees. At July 31, 2006, the total value of these securities was $272
       (000), representing 0.2% of the net assets of the Fund.
ADR -- American Depositary Receipt
ARM -- Adjustable Rate Mortgage
B2B -- Business to Business
CAD -- Canadian Dollar
Cl -- Class
CMO -- Collateralized Mortgage Obligation
EUR -- Euro
GBP -- British Pound
GDR -- Global Depositary Receipt
HMO -- Health Maintenance Organization
ISP -- Internet Service Provider
JPY -- Japanese Yen
MTN -- Medium-Term Note
NOK -- Norwegian Krone
R&D -- Research and Development
REITs -- Real Estate Investment Trusts
S&L -- Savings and Loan
Ser -- Series
TBA -- To be Announced
Cost figures are shown with "000's" omitted.
Amounts designated as "--" are either 0 or have been rounded to 0.


--------------------------------------------------------------------------------

Description
--------------------------------------------------------------------------------
As of July 31, 2006, the Fund had the following forward foreign currency contracts outstanding:
                                                                 Unrealized
Settlement       Currency           Currency        Contract    Appreciation/
   Date         to Deliver         to Receive         Value    (Depreciation)
----------   ---------------     ---------------    ---------    ---------
 8/16/06     AUD      62,285     EUR      36,011    $  46,048    $  (1,648)
 8/16/06     AUD     262,563     USD     194,616      201,060       (6,445)
 8/16/06     CAD     184,864     USD     162,446      163,480       (1,034)
 8/16/06     DKK   1,591,368     EUR     213,309      272,761           (1)
 8/16/06     EUR      23,077     CAD      33,040       29,218         (291)
 8/16/06     EUR     213,421     DKK   1,591,942      288,221          (44)
 8/16/06     EUR     545,358     JPY  78,695,141      688,262       (9,094)
 8/16/06     EUR     108,376     SEK     999,229      138,952          370
 8/16/06     EUR      66,353     USD      83,827       84,846       (1,020)
 8/16/06     GBP     138,155     AUD     345,963      264,925        6,782
 8/16/06     GBP     148,102     EUR     214,423      274,185       (2,545)
 8/16/06     GBP      54,810     USD     101,040      102,412       (1,372)
 8/16/06     JPY  31,875,928     USD     276,732      278,785       (2,052)
 8/16/06     NOK     701,793     EUR      90,089      115,198          980
 8/16/06     SEK     868,446     USD     121,454      121,454          688
 8/16/06     USD     162,639     CAD     183,966      162,687           48
 8/16/06     USD      49,896     DKK     288,997       49,534         (362)
 8/16/06     USD   2,858,605     EUR   2,220,333    2,839,463      (19,242)
 8/16/06     USD     579,265     GBP     312,101      583,163        3,898
 8/16/06     USD   1,185,161     JPY 132,911,602    1,162,435      (22,725)
 10/10/06    USD     114,000     JPY  12,912,985      113,795         (205)
 8/16/06     USD      30,563     NOK     184,603       30,044         (519)
                                                                 ----------
TOTAL                                                            $ (55,833)
                                                                 =========

AUD -- Australian Dollar
CAD -- Canadian Dollar
DKK -- Danish Krone
EUR -- Euro
GBP -- British Pound
JPY -- Japanese Yen
NOK -- Norwegian Krone
SEK -- Swedish Krona
USD -- U.S. Dollar

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL ASSET ALLOCATION
MODERATE GROWTH PORTFOLIO
--------------------------------------------------------------------------------
MARKET OVERVIEW
Strategic Asset Allocation Consultant: Ibbotson Associates Advisors, LLC


PERFORMANCE HIGHLIGHTS


O FOR THE ONE-YEAR PERIOD ENDED JULY 31, 2006, THE OLD MUTUAL ASSET ALLOCATION MODERATE GROWTH PORTFOLIO OUTPERFORMED THE S&P 1500 INDEX AND THE LEHMAN BROTHERS U.S. AGGREGATE INDEX.

O THE FUND BENEFITED SIGNIFICANTLY FROM ITS INTERNATIONAL EQUITY ALLOCATION DURING THE PERIOD.

O A RELATIVE UNDERWEIGHT TO REAL ESTATE INVESTMENT TRUSTS ("REITS") DETRACTED FROM PERFORMANCE.


Q.  How did the Fund perform relative to its benchmarks?

A. For the one-year period ended July 31, 2006, the Old Mutual Asset Allocation Moderate Growth Portfolio outperformed the S&P 1500 Index and the Lehman Brothers U.S. Aggregate Index. The Fund's Class A shares gained 7.58% at net asset value for the one-year time frame, while the S&P 1500 Index returned 5.24% and the Lehman Brothers U.S. Aggregate Index returned 1.45%. Performance for all share classes can be found on page 46.


Q.  What investment environment did the Fund face during the past year?

A. Volatile markets and conflicting fears made for a rough ride during the fiscal year, even as stocks showed great resilience in climbing a proverbial wall of worry. While monetary tightening, natural disasters, rising energy prices, war, the flattening yield curve, and inflationary pressures fueled potent crosscurrents, economic growth and corporate earnings, both considered key drivers of stock market performance, remained robust. Continued growth in corporate profits also provided companies with necessary cash to spruce up balance sheets, boost dividends, repurchase stock, fund expansion, and target acquisitions. These outward signs of corporate health proved positive for stocks in which the Fund invests.

    On the fixed-income side, the Federal Reserve ("Fed") continued to pursue a less accommodative monetary policy during the period. Any lingering doubts whether new Fed Chairman Ben Bernanke would stay the course of current Fed policy were quickly quelled. At the same time, U.S. Treasury yields, which remained range-bound for much of the period, ultimately tracked the upward trend, as strong economic reports and inflationary pressures pushed yields higher.


Q.  Which market factors influenced the Fund's relative performance?

A. International stocks and real estate investments were the standout performers for the period. The Fund's strategic allocation to international stocks of developed and emerging-market countries contributed significantly to performance, while a relative underweight to Real Estate Investment Trusts ("REITs") detracted from performance. On the U.S. front, stocks in small- and mid-capitalization companies saw stronger performance than large caps, and value style equity investments outperformed growth. Dynamic decisions to overweight large-cap value stocks in the Fund's portfolio contributed positively to performance.


Q.  How did portfolio composition affect Fund performance?

A. The Fund benefited significantly from its international equity allocation during the period. The international equity mandate sub-advised by Acadian Asset Management, Inc. ("Acadian") and the emerging markets equity mandate sub-advised by Clay Finlay Inc. ("Clay Finlay") produced strong absolute returns during the year ended July 31, 2006. Despite the strong absolute gains posted by the international equity component, Provident Investment Counsel, Inc.'s mid-capitalization growth strategy and Thompson, Siegel & Walmsley, Inc.'s mid-capitalization value strategy and small-capitalization value strategy were the top performing mandates during the period on a relative basis. The Fund's allocation to the Barrow, Hanley, Mewhinney & Strauss, Inc. ("Barrow Hanley") large-capitalization value strategy was a slight drag on relative performance despite producing strong absolute performance. Liberty Ridge Capital, Inc's ("LRC") large-capitalization growth strategy and small-capitalization blend strategy also detracted from relative results during the period.

Asset Allocation
Moderate Growth Portfolio

    The Fund's three largest individual contributors to performance were materials company, Antofagasta; Mizuho Financial Group; and financial services company, ING Groep. Detracting from Fund performance during the period were Chico's FAS, a private label clothing and gift item retailer; PXRE Group (no longer a Fund holding), a property and casualty insurance company; and UnitedHealth Group, a health care service provider.

    On the fixed-income side, the Barrow Hanley intermediate-term bond and U.S. core bond strategies detracted from performance as did the Rogge Global Partners PLC international bond strategy.

Q.  What is the investment outlook?

A. Ibbotson Associates Advisors, LLC ("Ibbotson"), the Fund's strategic asset allocation consultant, is forecasting a slowdown in returns for the real estate sector. The firm notes the effects of the increase in borrowing costs have begun to affect the valuations of the real estate market. From an equity capitalization perspective, Ibbotson believes that the persistent outperformance of U.S. small-capitalization stocks appears to be fading, thus giving way to a phase of large-capitalization stock outperformance. And, on the fixed-income front, Ibbotson believes that the Federal Reserve may continue to increase short-term interest rates, but the firm notes that there is not a clear near-term direction for long-term yields. Over the longer term, however, Ibbotson expects an increase in long-term yields


  TOP TEN HOLDINGS
  AS OF JULY 31, 2006

---------------------------------------------
U.S. Treasury Note, 3.875%, 07/15/10     1.4%
---------------------------------------------
U.S. Treasury Bond, 5.125%, 05/15/16     1.1%
---------------------------------------------
Federal National Mortgage Association,
6.000%, 07/01/36                         0.8%
---------------------------------------------
Exxon Mobil                              0.8%
---------------------------------------------
UnitedHealth Group                       0.7%
---------------------------------------------
U.S. Treasury Note,
2.875%, 11/30/06                         0.7%
---------------------------------------------
JPMorgan Chase                           0.7%
---------------------------------------------
Royal Dutch Shell, Cl A                  0.6%
---------------------------------------------
Google, Cl A                             0.6%
---------------------------------------------
Bank of America                          0.6%
---------------------------------------------
As a % of Total Fund Investments         8.0%
---------------------------------------------

                                                                Asset Allocation
                                                       Moderate Growth Portfolio

OLD MUTUAL ASSET ALLOCATION
MODERATE GROWTH PORTFOLIO -- continued
--------------------------------------------------------------------------------
PERFORMANCE AND PORTFOLIO SUMMARY


Total Return as of July 31, 2006
---------------------------------------------------------------------------------------------------------------------------

                                                                                          1 Year        Annualized
                                                                     Inception Date       Return      Since Inception
---------------------------------------------------------------------------------------------------------------------------
Class A with front-end load                                              9/30/04              1.39%           7.76%
Class A without load                                                     9/30/04              7.58%          11.30%
Class C with deferred sales load                                         9/30/04              5.80%          10.50%
Class C without deferred sales load                                      9/30/04              6.80%          10.50%
Class Z                                                                 12/09/05               n/a            4.45% 1
Institutional Class                                                      9/30/04              7.86%          11.63%
S&P 1500 Index                                                           9/30/04              5.24%          10.23%
S&P 500 Index 2                                                          9/30/04              5.38%           9.66%
Lehman Brothers U.S. Aggregate Index                                     9/30/04              1.45%           2.19%
---------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on pages 1 and 2.
1 Not annualized.
2 The Fund's performance will no longer be compared to the S&P 500 Index, as the S&P 1500 Index, which is invested in a broader range of securities, better reflects the Fund's investment strategy.




Fund Performance
--------------------------------------------------------------------------------
CHART OMITTED, PLOT POINTS FOLLOWS]


                                  OM                             OM                           OM
                          ASSET ALLOCATION               ASSET ALLOCATION              ASSET ALLOCATION
                           MODERATE GROWTH                MODERATE GROWTH               MODERATE GROWTH
                              PORTFOLIO,                     PORTFOLIO,                    PORTFOLIO,
                               CLASS A                        CLASS C                  INSTITUTIONAL CLASS
9/30/2004                      $ 9425                         $10000                         $10000
7/31/2005                       10662                          11245                          11342
7/31/2006                       11470                          12009                          12233





                                                          LEHMAN BROTHERS
                                    S&P                    US AGGREGATE
                                 1500 INDEX                   INDEX               S&P 500 INDEX
9/30/2004                          $10000                    $10000                  $10000
7/31/2005                           11359                     10256                   11237
7/31/2006                           11954                     10404                   11842

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class A, C and Institutional shares on the inception date of 9/30/04 to an investment made in unmanaged securities indexes on that date. The performance of the Fund's Class A shares shown in the line graph takes into account the maximum initial sales charge. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of July 31, 2006 -- % of Total Fund Investments
--------------------------------------------------------------------------------

[PIE CHART OMITTED, PLOT POINTS FOLLOWS]

Investment Companies (0.1%)
Asset-Backed Securities (0.2%)
Foreign Preferred Stock (0.3%)
Warrants (0.3%)
Foreign Bonds (0.6%)
Mortgage Related (1.2%)
Corporate Bonds (3.2%)
Repurchase Agreement (3.9%)
U.S. Treasury Obligations (5.9%)
U.S. Government Agency Mortgage-Backed Obligations (6.2%)
Foreign Common Stock (17.6%)
Common Stock (60.5%)

STATEMENT OF NET ASSETS
AS OF JULY 31, 2006


--------------------------------------------------------------------------------

Description                          Shares    Value (000)
--------------------------------------------------------------------------------
Common Stock -- 60.5%
Advertising Services -- 0.0%
Getty Images*                          1,455   $        68
                                               -----------
Total Advertising Services                              68
--------------------------------------------------------------------------------
Aerospace/Defense -- 0.8%
Boeing                                 7,038           545
Empresa Brasileira de Aeronautica ADR  3,400           117
Lockheed Martin                        1,298           104
Rockwell Collins                       6,450           344
Teledyne Technologies*                 2,730           104
                                               -----------
Total Aerospace/Defense                              1,214
--------------------------------------------------------------------------------
Aerospace/Defense-Equipment -- 0.3%
Alliant Techsystems*                   2,550           204
BE Aerospace*                          2,335            58
Curtiss-Wright                         3,100            90
DRS Technologies                       2,800           130
Goodrich                                 935            38
                                               -----------
Total Aerospace/Defense-Equipment                      520
--------------------------------------------------------------------------------
Agricultural Chemicals -- 0.5%
Agrium                                 6,900           167
Monsanto                              14,940           643
                                               -----------
Total Agricultural Chemicals                           810
--------------------------------------------------------------------------------
Agricultural Operations -- 0.4%
Archer-Daniels-Midland                 8,457           372
Delta & Pine Land                      3,520           120
Tejon Ranch*                           3,150           129
                                               -----------
Total Agricultural Operations                          621
--------------------------------------------------------------------------------
Airlines -- 0.2%
AMR*                                   4,700           103
Mesa Air Group*                        8,800            75
Republic Airways Holdings*             5,840            97
                                               -----------
Total Airlines                                         275
--------------------------------------------------------------------------------
Apparel Manufacturers -- 0.1%
Maidenform Brands*                     9,260           124
                                               -----------
Total Apparel Manufacturers                            124
--------------------------------------------------------------------------------
Applications Software -- 0.1%
Citrix Systems*                        1,275            41
Nuance Communications*                 1,560            14
Satyam Computer Services ADR           1,220            43
                                               -----------
Total Applications Software                             98
--------------------------------------------------------------------------------
Auction House/Art Dealer -- 0.1%
Sotheby's*                             3,500            97
                                               -----------
Total Auction House/Art Dealer                          97
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Description                          Shares    Value (000)
--------------------------------------------------------------------------------
B2B/E-Commerce -- 0.0%
i2 Technologies*                       4,110   $        51
                                               -----------
Total B2B/E-Commerce                                    51
--------------------------------------------------------------------------------
Batteries/Battery Systems -- 0.1%
Greatbatch*                            4,840           119
                                               -----------
Total Batteries/Battery Systems                        119
--------------------------------------------------------------------------------
Beverages-Non-Alcoholic -- 0.1%
Coca-Cola Enterprises                  7,900           170
                                               -----------
Total Beverages-Non-Alcoholic                          170
--------------------------------------------------------------------------------
Beverages-Wine/Spirits -- 0.1%
Brown-Forman, Cl B                     1,192            88
                                               -----------
Total Beverages-Wine/Spirits                            88
--------------------------------------------------------------------------------
Brewery -- 0.2%
Cia Cervecerias Unidas ADR             5,000           114
Grupo Modelo ADR, Cl C                 1,600            70
Molson Coors Brewing, Cl B             2,100           150
                                               -----------
Total Brewery                                          334
--------------------------------------------------------------------------------
Broadcast Services/Programming -- 0.3%
Grupo Televisa ADR                    12,000           222
Nexstar Broadcasting Group, Cl A*     40,600           167
                                               -----------
Total Broadcast Services/Programming                   389
--------------------------------------------------------------------------------
Building & Construction-Miscellaneous -- 0.0%
Insituform Technologies, Cl A*         3,090            67
                                               -----------
Total Building & Construction-Miscellaneous             67
--------------------------------------------------------------------------------
Building Products-Cement/Aggregate -- 0.3%
Eagle Materials                          125             4
Martin Marietta Materials              3,500           282
Texas Industries                       2,100           104
                                               -----------
Total Building Products-Cement/Aggregate               390
--------------------------------------------------------------------------------
Building Products-Light Fixtures -- 0.1%
Genlyte Group*                         2,600           181
                                               -----------
Total Building Products-Light Fixtures                 181
--------------------------------------------------------------------------------
Building-Heavy Construction -- 0.2%
Chicago Bridge & Iron                  6,150           149
Granite Construction                   2,800           122
Washington Group International           990            53
                                               -----------
Total Building-Heavy Construction                      324
--------------------------------------------------------------------------------
Building-Mobile Home/Manufactured Housing -- 0.1%
Williams Scotsman International*       3,770            80
                                               -----------
Total Building-Mobile Home/
Manufactured Housing                                    80
--------------------------------------------------------------------------------

OLD MUTUAL ASSET ALLOCATION
MODERATE GROWTH PORTFOLIO -- continued
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
AS OF JULY 31, 2006


--------------------------------------------------------------------------------

Description                          Shares    Value (000)
--------------------------------------------------------------------------------
Cable TV -- 0.3%
Mediacom Communications, Cl A*        59,695   $       376
                                               -----------
Total Cable TV                                         376
--------------------------------------------------------------------------------
Casino Hotels -- 0.1%
Harrah's Entertainment                 2,600           156
                                               -----------
Total Casino Hotels                                    156
--------------------------------------------------------------------------------
Casino Services -- 0.3%
International Game Technology          3,205           124
Scientific Games, Cl A*                9,440           321
                                               -----------
Total Casino Services                                  445
--------------------------------------------------------------------------------
Cellular Telecommunications -- 0.5%
NII Holdings*                         11,465           605
Turkcell Iletism ADR                  15,418           176
                                               -----------
Total Cellular Telecommunications                      781
--------------------------------------------------------------------------------
Chemicals-Diversified -- 0.3%
E.I. du Pont de Nemours                4,100           163
Lyondell Chemical                      4,727           105
Nova Chemicals                         4,300           127
Olin                                   3,445            55
                                               -----------
Total Chemicals-Diversified                            450
--------------------------------------------------------------------------------
Chemicals-Specialty -- 0.4%
Ashland                                6,801           452
Chemtura                               2,870            25
Hercules*                              7,249           101
                                               -----------
Total Chemicals-Specialty                              578
--------------------------------------------------------------------------------
Circuit Boards -- 0.1%
Multi-Fineline Electronix*               500            12
Park Electrochemical                   5,020           124
                                               -----------
Total Circuit Boards                                   136
--------------------------------------------------------------------------------
Coal -- 0.2%
Consol Energy                          4,300           177
Peabody Energy                         2,400           120
                                               -----------
Total Coal                                             297
--------------------------------------------------------------------------------
Commercial Banks Non-US -- 0.1%
ICICI Bank ADR                         5,600           146
                                               -----------
Total Commercial Banks Non-US                          146
--------------------------------------------------------------------------------
Commercial Banks-Central US -- 0.1%
Wintrust Financial                     2,050            98
                                               -----------
Total Commercial Banks-Central US                       98
--------------------------------------------------------------------------------
Commercial Banks-Eastern US -- 0.0%
North Fork Bancorporation                102             3
                                               -----------
Total Commercial Banks-Eastern US                        3
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Description                          Shares    Value (000)
--------------------------------------------------------------------------------
Commercial Banks-Southern US -- 0.2%
Colonial BancGroup                     9,450   $       240
                                               -----------
Total Commercial Banks-Southern US                     240
--------------------------------------------------------------------------------
Commercial Banks-Western US -- 0.3%
CVB Financial                          5,983            89
Hanmi Financial                        5,000            95
SVB Financial Group*                   2,490           112
UCBH Holdings                          6,200           103
                                               -----------
Total Commercial Banks-Western US                      399
--------------------------------------------------------------------------------
Commercial Services -- 0.0%
ChoicePoint*                           1,260            43
                                               -----------
Total Commercial Services                               43
--------------------------------------------------------------------------------
Commercial Services-Finance -- 0.2%
H&R Block                              2,713            62
Paychex                                2,435            83
Wright Express*                        4,505           135
                                               -----------
Total Commercial Services-Finance                      280
--------------------------------------------------------------------------------
Computer Aided Design -- 0.1%
Ansys*                                 2,200           101
                                               -----------
Total Computer Aided Design                            101
--------------------------------------------------------------------------------
Computer Services -- 0.6%
Ceridian*                              4,600           111
Cognizant Technology Solutions, Cl A*  7,500           491
Manhattan Associates*                  1,445            30
Perot Systems*                        15,400           205
                                               -----------
Total Computer Services                                837
--------------------------------------------------------------------------------
Computers -- 1.0%
Apple Computer*                        9,020           613
Hewlett-Packard                       16,508           527
International Business Machines        4,247           329
                                               -----------
Total Computers                                      1,469
--------------------------------------------------------------------------------
Computers-Integrated Systems -- 0.2%
MTS Systems                            3,400           125
NCR*                                   5,131           165
                                               -----------
Total Computers-Integrated Systems                     290
--------------------------------------------------------------------------------
Computers-Memory Devices -- 0.2%
Imation                                3,200           130
Network Appliance*                     2,925            87
Seagate Technology                     6,900           160
                                               -----------
Total Computers-Memory Devices                         377
--------------------------------------------------------------------------------
Computers-Voice Recognition -- 0.1%
Talx                                   4,050            83
                                               -----------
Total Computers-Voice Recognition                       83
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description                          Shares    Value (000)
--------------------------------------------------------------------------------
Consumer Products-Miscellaneous -- 0.1%
Yankee Candle                          3,700   $        90
                                               -----------
Total Consumer Products-Miscellaneous                   90
--------------------------------------------------------------------------------
Containers-Paper/Plastic -- 0.1%
Pactiv*                                2,540            62
Sealed Air                             3,450           163
                                               -----------
Total Containers-Paper/Plastic                         225
--------------------------------------------------------------------------------
Cruise Lines -- 0.1%
Carnival                               4,714           184
                                               -----------
Total Cruise Lines                                     184
--------------------------------------------------------------------------------
Data Processing/Management -- 0.2%
CSG Systems International*             3,700            96
Dun & Bradstreet*                        485            33
MasterCard, Cl A*                        570            26
MoneyGram International                1,770            54
NAVTEQ*                                  865            25
SEI Investments                          370            18
                                               -----------
Total Data Processing/Management                       252
--------------------------------------------------------------------------------
Decision Support Software -- 0.1%
Cognos*                                1,960            61
SPSS*                                  2,500            68
                                               -----------
Total Decision Support Software                        129
--------------------------------------------------------------------------------
Diagnostic Equipment -- 0.1%
Cytyc*                                 3,205            79
Gen-Probe*                             2,315           120
                                               -----------
Total Diagnostic Equipment                             199
--------------------------------------------------------------------------------
Dialysis Centers -- 0.0%
DaVita*                                  545            27
                                               -----------
Total Dialysis Centers                                  27
--------------------------------------------------------------------------------
Direct Marketing -- 0.0%
Catalina Marketing                       570            17
                                               -----------
Total Direct Marketing                                  17
--------------------------------------------------------------------------------
Disposable Medical Products -- 0.1%
C.R. Bard                              1,270            90
                                               -----------
Total Disposable Medical Products                       90
--------------------------------------------------------------------------------
Distribution/Wholesale -- 0.0%
Fastenal                               2,045            73
                                               -----------
Total Distribution/Wholesale                            73
--------------------------------------------------------------------------------
Diversified Manufacturing Operations -- 0.7%
3M                                     2,200           155
AO Smith                               3,050           131
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Description                          Shares    Value (000)
--------------------------------------------------------------------------------
Diversified Manufacturing Operations -- continued
Dover                                    670   $        32
ESCO Technologies*                     1,800            95
Honeywell International                3,597           139
Illinois Tool Works                    7,008           320
Parker Hannifin                        1,773           128
Trinity Industries                       243             8
                                               -----------
Total Diversified Manufacturing Operations           1,008
--------------------------------------------------------------------------------
Diversified Minerals -- 0.1%
Cia Vale do Rio Doce ADR               4,100            95
                                               -----------
Total Diversified Minerals                              95
--------------------------------------------------------------------------------
Drug Delivery Systems -- 0.0%
Conor Medsystems*                      2,270            63
                                               -----------
Total Drug Delivery Systems                             63
--------------------------------------------------------------------------------
E-Commerce/Products -- 0.0%
Submarino GDR 144A                     1,600            60
                                               -----------
Total E-Commerce/Products                               60
--------------------------------------------------------------------------------
E-Services/Consulting -- 0.1%
Digital Insight*                         400            10
Keynote Systems*                      15,050           159
                                               -----------
Total E-Services/Consulting                            169
--------------------------------------------------------------------------------
Electric Products-Miscellaneous -- 0.2%
Emerson Electric                       2,971           235
Lamson & Sessions*                     4,500           126
                                               -----------
Total Electric Products-Miscellaneous                  361
--------------------------------------------------------------------------------
Electric-Generation -- 0.2%
AES*                                  15,619           310
                                               -----------
Total Electric-Generation                              310
--------------------------------------------------------------------------------
Electric-Integrated -- 1.1%
Dominion Resources                     2,500           196
Duke Energy                           11,559           350
Edison International                      93             4
El Paso Electric*                      8,300           182
Entergy                                4,971           383
OGE Energy                             8,600           326
PPL                                    5,400           184
Public Service Enterprise Group          131             9
                                               -----------
Total Electric-Integrated                            1,634
--------------------------------------------------------------------------------

OLD MUTUAL ASSET ALLOCATION
MODERATE GROWTH PORTFOLIO -- continued
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
AS OF JULY 31, 2006


--------------------------------------------------------------------------------

Description                          Shares    Value (000)
--------------------------------------------------------------------------------
Electronic Components-Miscellaneous -- 0.3%
Flextronics International*             5,125   $        58
Hon Hai Precision GDR                  5,800            69
Hon Hai Precision GDR 144A            13,125           156
International DisplayWorks*           27,620           131
NAM TAI Electronics                    5,050            86
                                               -----------
Total Electronic Components-Miscellaneous              500
--------------------------------------------------------------------------------
Electronic Components-Semiconductors -- 0.7%
Advanced Micro Devices*                3,400            66
Freescale Semiconductor, Cl B*         4,534           129
MEMC Electronic Materials*             3,500           106
MIPS Technologies*                    13,430            85
Nvidia*                                4,460            99
QLogic*                                  780            14
Samsung Electronics GDR 144A           1,060           338
Semtech*                                 905            12
Silicon Laboratories*                  2,480            92
Skyworks Solutions*                   23,130           101
                                               -----------
Total Electronic Components-Semiconductors           1,042
--------------------------------------------------------------------------------
Electronic Design Automation -- 0.1%
Synplicity*                           26,420           151
                                               -----------
Total Electronic Design Automation                     151
--------------------------------------------------------------------------------
Electronic Forms -- 0.3%
Adobe Systems*                        17,940           511
                                               -----------
Total Electronic Forms                                 511
--------------------------------------------------------------------------------
Electronic Parts Distribution -- 0.0%
Avnet*                                 1,620            29
                                               -----------
Total Electronic Parts Distribution                     29
--------------------------------------------------------------------------------
Electronic Security Devices -- 0.1%
American Science & Engineering*        2,200           112
                                               -----------
Total Electronic Security Devices                      112
--------------------------------------------------------------------------------
Energy-Alternate Sources -- 0.0%
Headwaters*                            2,400            55
                                               -----------
Total Energy-Alternate Sources                          55
--------------------------------------------------------------------------------
Engineering/R&D Services -- 0.1%
Fluor                                  1,665           146
                                               -----------
Total Engineering/R&D Services                         146
--------------------------------------------------------------------------------
Enterprise Software/Services -- 0.3%
BMC Software*                          5,000           117
Lawson Software*                      27,365           184
Sybase*                                6,900           145
                                               -----------
Total Enterprise Software/Services                     446
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Description                          Shares    Value (000)
--------------------------------------------------------------------------------
Entertainment Software -- 0.2%
Activision*                            9,636   $       115
Electronic Arts*                         630            30
THQ*                                   4,875           110
                                               -----------
Total Entertainment Software                           255
--------------------------------------------------------------------------------
Fiduciary Banks -- 0.2%
Northern Trust                         4,000           228
                                               -----------
Total Fiduciary Banks                                  228
--------------------------------------------------------------------------------
Filtration/Separation Products -- 0.1%
Clarcor                                3,650           104
                                               -----------
Total Filtration/Separation Products                   104
--------------------------------------------------------------------------------
Finance-Commercial -- 0.1%
CIT Group                              4,619           212
                                               -----------
Total Finance-Commercial                               212
--------------------------------------------------------------------------------
Finance-Consumer Loans -- 1.1%
Asta Funding                           3,400           114
Encore Capital Group*                  6,590            81
First Marblehead                       6,135           281
Portfolio Recovery Associates*         3,455           148
SLM                                   16,549           832
World Acceptance*                      3,400           141
                                               -----------
Total Finance-Consumer Loans                         1,597
--------------------------------------------------------------------------------
Finance-Credit Card -- 0.4%
American Express                       6,922           360
Capital One Financial                  3,684           285
                                               -----------
Total Finance-Credit Card                              645
--------------------------------------------------------------------------------
Finance-Investment Banker/Broker -- 1.6%
Citigroup                             12,005           580
Goldman Sachs Group                    2,898           443
Greenhill                                335            19
JPMorgan Chase                        21,650           988
Lehman Brothers Holdings               1,117            73
TD Ameritrade Holdings                21,570           353
                                               -----------
Total Finance-Investment Banker/Broker               2,456
--------------------------------------------------------------------------------
Finance-Other Services -- 0.2%
Asset Acceptance Capital*              8,890           162
Cbot Holdings, Cl A*                     755            94
                                               -----------
Total Finance-Other Services                           256
--------------------------------------------------------------------------------
Financial Guarantee Insurance -- 0.3%
AMBAC Financial Group                  2,305           192
MGIC Investment                        3,311           188
                                               -----------
Total Financial Guarantee Insurance                    380
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description                          Shares    Value (000)

--------------------------------------------------------------------------------
Food-Dairy Products -- 0.2%
Dean Foods*                            6,943   $       261
                                               -----------
Total Food-Dairy Products                              261
--------------------------------------------------------------------------------
Food-Miscellaneous/Diversified -- 0.1%
ConAgra Foods                          7,114           153
                                               -----------
Total Food-Miscellaneous/Diversified                   153
--------------------------------------------------------------------------------
Food-Retail -- 0.4%
Kroger                                15,772           362
Whole Foods Market                     4,250           244
                                               -----------
Total Food-Retail                                      606
--------------------------------------------------------------------------------
Forestry -- 0.2%
Plum Creek Timber                      6,900           235
                                               -----------
Total Forestry                                         235
--------------------------------------------------------------------------------
Gambling (Non-Hotel) -- 0.1%
Isle of Capri Casinos*                 6,220           147
                                               -----------
Total Gambling (Non-Hotel)                             147
--------------------------------------------------------------------------------
Gas-Distribution -- 0.2%
Energen                                8,250           352
WGL Holdings                             510            15
                                               -----------
Total Gas-Distribution                                 367
--------------------------------------------------------------------------------
Gold Mining -- 0.4%
Goldcorp                               5,100           149
Randgold Resources ADR*               11,200           249
Royal Gold                             5,150           153
                                               -----------
Total Gold Mining                                      551
--------------------------------------------------------------------------------
Golf -- 0.0%
Callaway Golf                          1,670            21
                                               -----------
Total Golf                                              21
--------------------------------------------------------------------------------
Hazardous Waste Disposal -- 0.1%
Stericycle*                            2,370           159
                                               -----------
Total Hazardous Waste Disposal                         159
--------------------------------------------------------------------------------
Health Care Cost Containment -- 0.4%
McKesson                              10,814           545
                                               -----------
Total Health Care Cost Containment                     545
--------------------------------------------------------------------------------
Home Furnishings -- 0.1%
Tempur-Pedic International*            7,930           115
                                               -----------
Total Home Furnishings                                 115
--------------------------------------------------------------------------------
Hospital Beds/Equipment -- 0.1%
Kinetic Concepts*                      1,790            80
                                               -----------
Total Hospital Beds/Equipment                           80
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Description                          Shares    Value (000)

--------------------------------------------------------------------------------
Hotels & Motels -- 0.4%
InterContinental Hotels ADR            1,420   $        23
Lodgian*                               5,265            63
Marriott International, Cl A          13,373           471
Starwood Hotels & Resorts Worldwide    1,428            75
                                               -----------
Total Hotels & Motels                                  632
--------------------------------------------------------------------------------
Human Resources -- 0.3%
Hewitt Associates, Cl A*               6,400           144
Manpower                               3,400           202
Monster Worldwide*                     2,830           113
                                               -----------
Total Human Resources                                  459
--------------------------------------------------------------------------------
Identification Systems/Development -- 0.1%
Symbol Technologies                   12,850           142
                                               -----------
Total Identification Systems/Development               142
--------------------------------------------------------------------------------
Independent Power Producer -- 0.0%
Mirant*                                  880            23
Reliant Energy*                        3,150            40
                                               -----------
Total Independent Power Producer                        63
--------------------------------------------------------------------------------
Industrial Audio & Video Production -- 0.1%
Imax*                                 11,790           127
                                               -----------
Total Industrial Audio & Video Production              127
--------------------------------------------------------------------------------
Industrial Automation/Robot -- 0.0%
Cognex                                   480            11
                                               -----------
Total Industrial Automation/Robot                       11
--------------------------------------------------------------------------------
Industrial Gases -- 0.4%
Air Products & Chemicals                 575            37
Airgas                                 4,700           170
Praxair                                8,410           461
                                               -----------
Total Industrial Gases                                 668
--------------------------------------------------------------------------------
Instruments-Scientific -- 0.1%
PerkinElmer                            7,700           139
                                               -----------
Total Instruments-Scientific                           139
--------------------------------------------------------------------------------
Insurance Brokers -- 0.4%
AON                                    7,184           246
Brown & Brown                          8,600           270
Hilb Rogal & Hobbs                     3,400           138
                                               -----------
Total Insurance Brokers                                654
--------------------------------------------------------------------------------
Internet Connective Services -- 0.1%
NDS ADR*                               4,300           204
                                               -----------
Total Internet Connective Services                     204
--------------------------------------------------------------------------------
                                       51

OLD MUTUAL ASSET ALLOCATION
MODERATE GROWTH PORTFOLIO -- continued
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
AS OF JULY 31, 2006


--------------------------------------------------------------------------------

Description                          Shares    Value (000)

--------------------------------------------------------------------------------
Internet Infrastructure Equipment -- 0.0%
Avocent*                               1,105   $        28
                                               -----------
Total Internet Infrastructure Equipment                 28
--------------------------------------------------------------------------------
Internet Infrastructure Software -- 0.1%
Radware*                               8,300           100
                                               -----------
Total Internet Infrastructure Software                 100
--------------------------------------------------------------------------------
Internet Security -- 0.1%
Ipass*                                 9,830            50
Symantec*                              1,676            29
                                               -----------
Total Internet Security                                 79
--------------------------------------------------------------------------------
Investment Management/Advisory Services -- 0.3%
Affiliated Managers Group*               720            66
Legg Mason                             3,210           268
W. P. Stewart & Co.                    7,210            77
                                               -----------
Total Investment Management/
   Advisory Services                                   411
--------------------------------------------------------------------------------
Life/Health Insurance -- 0.6%
China Life Insurance ADR               1,400            95
Cigna                                  2,100           192
KMG America*                          12,125           101
Prudential Financial                   5,887           463
UnumProvident                          1,255            20
                                               -----------
Total Life/Health Insurance                            871
--------------------------------------------------------------------------------
Machine Tools & Related Products -- 0.1%
Kennametal                             3,400           181
                                               -----------
Total Machine Tools & Related Products                 181
--------------------------------------------------------------------------------
Machinery-Construction & Mining -- 0.7%
Bucyrus International                  2,450           119
Caterpillar                            9,092           644
JLG Industries                         5,900           107
Terex*                                 2,600           117
                                               -----------
Total Machinery-Construction & Mining                  987
--------------------------------------------------------------------------------
Machinery-Farm -- 0.1%
AGCO*                                  4,300            99
                                               -----------
Total Machinery-Farm                                    99
--------------------------------------------------------------------------------
Machinery-Print Trade -- 0.0%
Zebra Technologies, Cl A*              1,195            37
                                               -----------
Total Machinery-Print Trade                             37
--------------------------------------------------------------------------------
Medical Information Systems -- 0.1%
Eclipsys*                                700            14
IMS Health                             2,265            62
                                               -----------
Total Medical Information Systems                       76
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Description                          Shares    Value (000)

--------------------------------------------------------------------------------
Medical Instruments -- 0.6%
Boston Scientific*                       614   $        11
Cambridge Heart*                      75,670           179
Natus Medical*                        10,500           129
St. Jude Medical*                     15,130           558
                                               -----------
Total Medical Instruments                              877
--------------------------------------------------------------------------------
Medical Labs & Testing Services -- 0.3%
Covance*                               2,535           162
Laboratory Corp of America Holdings*   3,400           219
                                               -----------
Total Medical Labs & Testing Services                  381
--------------------------------------------------------------------------------
Medical Products -- 0.6%
Baxter International                   7,725           324
Becton Dickinson                         250            17
Henry Schein*                          1,880            89
Johnson & Johnson                      2,519           158
Mentor                                   385            17
Zimmer Holdings*                       4,790           303
                                               -----------
Total Medical Products                                 908
--------------------------------------------------------------------------------
Medical-Biomedical/Genetic -- 1.2%
Amgen*                                 7,490           522
Barrier Therapeutics*                 29,690           199
Biogen Idec*                           2,035            86
Cambrex                                5,120           109
Celgene*                               2,370           114
Enzon Pharmaceuticals*                 7,800            62
Genzyme*                               8,080           552
Invitrogen*                              590            36
PDL BioPharma*                         4,765            86
                                               -----------
Total Medical-Biomedical/Genetic                     1,766
--------------------------------------------------------------------------------
Medical-Drugs -- 1.2%
Allergan                               2,130           230
Angiotech Pharmaceuticals*            15,590           187
Aspreva Pharmaceuticals*               3,960            95
Bristol-Myers Squibb                  10,542           253
Forest Laboratories*                   4,200           194
Pfizer                                16,703           434
Schering-Plough                       11,990           245
Wyeth                                  3,296           160
                                               -----------
Total Medical-Drugs                                  1,798
--------------------------------------------------------------------------------
Medical-Generic Drugs -- 0.4%
Barr Pharmaceuticals*                    405            20
Perrigo                               10,545           167
Teva Pharmaceutical Industries ADR     9,500           315
Zentiva GDR                            1,300            67
                                               -----------
Total Medical-Generic Drugs                            569
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description                          Shares    Value (000)

--------------------------------------------------------------------------------
Medical-HMO -- 1.1%
Sierra Health Services*                2,700   $       117
UnitedHealth Group                    21,510         1,029
WellPoint*                             6,311           470
                                               -----------
Total Medical-HMO                                    1,616
--------------------------------------------------------------------------------
Medical-Outpatient/Home Medical -- 0.1%
Amedisys*                              3,200           122
AmSurg*                                  825            18
Lincare Holdings*                      1,560            55
                                               -----------
Total Medical-Outpatient/Home Medical                  195
--------------------------------------------------------------------------------
Medical-Wholesale Drug Distributors -- 0.7%
AmerisourceBergen                      9,958           428
Cardinal Health                       10,303           690
                                               -----------
Total Medical-Wholesale Drug Distributors            1,118
--------------------------------------------------------------------------------
Metal Processors & Fabricators -- 0.2%
Commercial Metals                      7,700           175
Precision Castparts                    2,480           148
                                               -----------
Total Metal Processors & Fabricators                   323
--------------------------------------------------------------------------------
Metal-Aluminum -- 0.1%
Century Aluminum*                      2,800            86
                                               -----------
Total Metal-Aluminum                                    86
--------------------------------------------------------------------------------
Metal-Copper -- 0.1%
Phelps Dodge                           2,420           211
                                               -----------
Total Metal-Copper                                     211
--------------------------------------------------------------------------------
Metal-Diversified -- 0.2%
Freeport-McMoRan Copper & Gold, Cl B   4,858           265
                                               -----------
Total Metal-Diversified                                265
--------------------------------------------------------------------------------
Motion Pictures & Services -- 0.0%
DreamWorks Animation SKG, Cl A*          610            13
                                               -----------
Total Motion Pictures & Services                        13
--------------------------------------------------------------------------------
Multi-Line Insurance -- 1.2%
Allstate                               6,586           374
American International Group           8,250           501
Cincinnati Financial                   5,000           236
Hartford Financial Services Group      2,690           228
Loews                                  2,745           102
Metlife                                1,562            81
XL Capital, Cl A                       4,694           299
                                               -----------
Total Multi-Line Insurance                           1,821
--------------------------------------------------------------------------------
Multimedia -- 0.3%
Entravision Communications, Cl A*     13,105           102
Gemstar-TV Guide International*       49,130           141
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Description                          Shares    Value (000)

--------------------------------------------------------------------------------
Multimedia -- continued
News, Cl A                             1,601   $        31
Walt Disney                            6,290           187
                                               -----------
Total Multimedia                                       461
--------------------------------------------------------------------------------
Networking Products -- 0.2%
Foundry Networks*                      9,165            95
Netgear*                              14,370           278
                                               -----------
Total Networking Products                              373
--------------------------------------------------------------------------------
Non-Ferrous Metals -- 0.2%
Cameco                                 8,120           324
USEC                                   1,290            14
                                               -----------
Total Non-Ferrous Metals                               338
--------------------------------------------------------------------------------
Non-Hazardous Waste Disposal -- 0.1%
Allied Waste Industries*               2,580            26
WCA Waste*                            21,480           152
                                               -----------
Total Non-Hazardous Waste Disposal                     178
--------------------------------------------------------------------------------
Office Automation & Equipment -- 0.0%
Pitney Bowes                           1,090            45
                                               -----------
Total Office Automation & Equipment                     45
--------------------------------------------------------------------------------
Office Supplies & Forms -- 0.2%
Avery Dennison                         3,000           176
John H. Harland Company                3,000           118
                                               -----------
Total Office Supplies & Forms                          294
--------------------------------------------------------------------------------
Oil & Gas Drilling -- 0.8%
Diamond Offshore Drilling              1,350           106
Nabors Industries*                     6,900           244
Pride International*                   8,005           239
Rowan                                    925            31
Todco                                    360            14
Transocean*                            6,510           503
                                               -----------
Total Oil & Gas Drilling                             1,137
--------------------------------------------------------------------------------
Oil Companies-Exploration & Production -- 0.9%
Anadarko Petroleum                     1,924            88
Berry Petroleum, Cl A                  3,800           128
Denbury Resources*                     1,830            63
GMX Resources*                         2,500            85
Kerr-McGee                                75             5
Newfield Exploration*                  3,400           158
Penn Virginia                          2,400           164
Pogo Producing                           335            15
Southwestern Energy*                   2,960           102
Stone Energy*                          2,980           139
Ultra Petroleum*                       1,545            91
--------------------------------------------------------------------------------

OLD MUTUAL ASSET ALLOCATION
MODERATE GROWTH PORTFOLIO -- continued
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
AS OF JULY 31, 2006


--------------------------------------------------------------------------------

Description                          Shares    Value (000)

--------------------------------------------------------------------------------
Oil Companies-Exploration & Production -- continued
Unit*                                  2,200   $       129
XTO Energy                             5,470           257
                                               -----------
Total Oil Companies-Exploration &
    Production                                       1,424
--------------------------------------------------------------------------------
Oil Companies-Integrated -- 2.6%
BP ADR                                 3,974           288
Chevron                                6,839           450
ConocoPhillips                         7,012           481
Exxon Mobil                           17,558         1,190
Hess                                   3,200           169
LUKOIL ADR                             1,400           122
Marathon Oil                           2,306           209
Occidental Petroleum                   4,912           529
PetroChina ADR                           400            46
Petroleo Brasileiro ADR                3,700           340
Surgutneftegaz ADR                     1,800           132
                                               -----------
Total Oil Companies-Integrated                       3,956
--------------------------------------------------------------------------------
Oil Field Machinery & Equipment -- 0.2%
Grant Prideco*                         2,710           123
Gulf Island Fabrication                2,600            65
National Oilwell Varco*                2,230           149
                                               -----------
Total Oil Field Machinery & Equipment                  337
--------------------------------------------------------------------------------
Oil Refining & Marketing -- 0.2%
Frontier Oil                           3,500           123
Giant Industries*                      2,150           154
                                               -----------
Total Oil Refining & Marketing                         277
--------------------------------------------------------------------------------
Oil-Field Services -- 0.7%
Core Laboratories*                       860            63
Halliburton                           15,460           516
Hanover Compressor*                    1,310            25
Helix Energy Solutions*                5,460           213
Tidewater                                470            22
Universal Compression Holdings*        1,900           121
W-H Energy Services*                   1,755            97
                                               -----------
Total Oil-Field Services                             1,057
--------------------------------------------------------------------------------
Oil-US Royalty Trusts -- 0.0%
Hugoton Royalty Trust                    319            10
                                               -----------
Total Oil-US Royalty Trusts                             10
--------------------------------------------------------------------------------
Optical Supplies -- 0.3%
Alcon                                  4,680           517
                                               -----------
Total Optical Supplies                                 517
--------------------------------------------------------------------------------
Paper & Related Products -- 0.6%
Abitibi-Consolidated                  85,230           216
Bowater                                7,840           159
Caraustar Industries*                 28,590           202
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Description                          Shares    Value (000)

--------------------------------------------------------------------------------
Paper & Related Products -- continued
Domtar                                 5,660   $        36
Klabin ADR                             2,400            53
MeadWestvaco                             985            26
Neenah Paper                           4,780           141
Smurfit-Stone Container*               5,090            52
                                               -----------
Total Paper & Related Products                         885
--------------------------------------------------------------------------------
Pharmacy Services -- 0.2%
Express Scripts*                       4,578           353
Medco Health Solutions*                  345            20
                                               -----------
Total Pharmacy Services                                373
--------------------------------------------------------------------------------
Physical Practice Management -- 0.1%
Pediatrix Medical Group*               3,400           144
                                               -----------
Total Physic Practice Management                       144
--------------------------------------------------------------------------------
Physical Therapy/Rehabilitation Centers -- 0.1%
Psychiatric Solutions*                   885            28
RehabCare Group*                       6,080           114
                                               -----------
Total Physical Therapy/Rehabilitation
    Centers                                            142
--------------------------------------------------------------------------------
Pipelines -- 0.3%
El Paso                                2,940            47
National Fuel Gas                      5,950           221
Questar                                2,550           226
                                               -----------
Total Pipelines                                        494
--------------------------------------------------------------------------------
Power Conversion/Supply Equipment -- 0.2%
American Power Conversion             10,422           176
Delta Electronics GDR                  8,925           120
                                               -----------
Total Power Conversion/Supply Equipment                296
--------------------------------------------------------------------------------
Printing-Commercial -- 0.0%
RR Donnelley & Sons                    1,205            35
                                               -----------
Total Printing-Commercial                               35
--------------------------------------------------------------------------------
Property/Casualty Insurance -- 0.9%
Arch Capital Group*                    4,100           250
FPIC Insurance Group*                  2,650           102
Philadelphia Consolidated Holding*     5,450           185
PMA Capital, Cl A*                     9,450            94
Safeco                                 4,300           231
Selective Insurance Group              3,100           158
WR Berkley                             7,750           279
                                               -----------
Total Property/Casualty Insurance                    1,299
--------------------------------------------------------------------------------
Publishing-Books -- 0.2%
Scholastic*                           11,395           328
                                               -----------
Total Publishing-Books                                 328
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description                          Shares    Value (000)

--------------------------------------------------------------------------------
Publishing-Newspapers -- 0.1%
Gannett                                3,012   $       157
                                               -----------
Total Publishing-Newspapers                            157
--------------------------------------------------------------------------------
Publishing-Periodicals -- 0.1%
Playboy Enterprises, Cl B*            10,630           104
                                               -----------
Total Publishing-Periodicals                           104
--------------------------------------------------------------------------------
Quarrying -- 0.3%
Vulcan Materials                       6,844           458
                                               -----------
Total Quarrying                                        458
--------------------------------------------------------------------------------
Radio -- 0.2%
Radio One, Cl D*                      31,020           223
Spanish Broadcasting System, Cl A*    22,265           102
                                               -----------
Total Radio                                            325
--------------------------------------------------------------------------------
Real Estate Management/Services -- 0.3%
CB Richard Ellis Group, Cl A*         10,665           251
Jones Lang LaSalle                     2,500           204
                                               -----------
Total Real Estate Management/Services                  455
--------------------------------------------------------------------------------
Real Estate Operation/Development -- 0.1%
Brookfield Properties                  4,326           144
                                               -----------
Total Real Estate Operation/Development                144
--------------------------------------------------------------------------------
Reinsurance -- 0.8%
Allied World Assurance Holdings*         740            26
Aspen Insurance Holdings              11,920           281
Axis Capital Holdings                  1,580            47
Endurance Specialty Holdings           6,110           186
Everest Re Group                         310            29
Montpelier Re Holdings                12,900           233
Odyssey Re Holdings                    1,085            29
PartnerRe                              3,450           214
Platinum Underwriters Holdings         5,040           143
                                               -----------
Total Reinsurance                                    1,188
--------------------------------------------------------------------------------
REITs-Apartments -- 0.5%
Archstone-Smith Trust                  3,286           172
AvalonBay Communities                  1,178           138
Camden Property Trust                  1,163            89
Equity Residential                     4,253           198
GMH Communities Trust                  4,369            55
Post Properties                        1,200            57
United Dominion Realty Trust           3,454            96
                                               -----------
Total REITs-Apartments                                 805
--------------------------------------------------------------------------------
REITs-Diversified -- 0.3%
Digital Realty Trust                   2,260            62
PS Business Parks                      2,712           162
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Description                          Shares    Value (000)

--------------------------------------------------------------------------------
REITs-Diversified -- continued
Spirit Finance                         2,549   $        28
Vornado Realty Trust                   1,939           203
                                               -----------
Total REITs-Diversified                                455
--------------------------------------------------------------------------------
REITs-Health Care -- 0.1%
Omega Healthcare Investors             7,100            95
                                               -----------
Total REITs-Health Care                                 95
--------------------------------------------------------------------------------
REITs-Hotels -- 0.5%
Ashford Hospitality Trust             12,945           152
DiamondRock Hospitality                3,090            50
Hersha Hospitality Trust               1,484            14
Highland Hospitality                   1,212            16
Host Hotels & Resorts                  7,573           161
LaSalle Hotel Properties               5,831           241
Sunstone Hotel Investors               1,748            49
                                               -----------
Total REITs-Hotels                                     683
--------------------------------------------------------------------------------
REITs-Manufactured Homes -- 0.0%
Equity Lifestyle Properties              800            34
                                               -----------
Total REITs-Manufactured Homes                          34
--------------------------------------------------------------------------------
REITs-Mortgage -- 0.0%
HomeBanc                               9,045            74
                                               -----------
Total REITs-Mortgage                                    74
--------------------------------------------------------------------------------
REITs-Office Property -- 1.0%
Alexandria Real Estate Equities        1,039            98
American Financial Realty Trust       20,845           241
BioMed Realty Trust                    3,364           100
Boston Properties                      5,250           516
Columbia Equity Trust                  2,178            33
Corporate Office Properties Trust      4,257           192
Mack-Cali Realty                       1,878            91
Parkway Properties                     2,650           120
SL Green Realty                          486            56
                                               -----------
Total REITs-Office Property                          1,447
--------------------------------------------------------------------------------
REITs-Regional Malls -- 0.4%
CBL & Associates Properties            4,300           168
General Growth Properties              2,608           119
Simon Property Group                   3,780           323
Taubman Centers                        1,317            55
                                               -----------
Total REITs-Regional Malls                             665
--------------------------------------------------------------------------------
REITs-Shopping Centers -- 0.2%
Acadia Realty Trust                    2,266            54
Kimco Realty                           3,372           132
Regency Centers                        1,453            93
Tanger Factory Outlet Centers          1,383            46
                                               -----------
Total REITs-Shopping Centers                           325
--------------------------------------------------------------------------------

OLD MUTUAL ASSET ALLOCATION
MODERATE GROWTH PORTFOLIO -- continued
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
AS OF JULY 31, 2006


--------------------------------------------------------------------------------

Description                          Shares    Value (000)

--------------------------------------------------------------------------------
REITs-Storage -- 0.1%
Public Storage                         1,653   $       133
U-Store-It Trust                       3,319            63
                                               -----------
Total REITs-Storage                                    196
--------------------------------------------------------------------------------
REITs-Warehouse/Industrial -- 0.1%
EastGroup Properties                   1,025            48
Prologis                               3,069           170
                                               -----------
Total REITs-Warehouse/Industrial                       218
--------------------------------------------------------------------------------
Rental Auto/Equipment -- 0.2%
Aaron Rents                            6,950           168
Dollar Thrifty Automotive Group*       3,200           143
                                               -----------
Total Rental Auto/Equipment                            311
--------------------------------------------------------------------------------
Research & Development -- 0.1%
Kendle International*                  4,700           137
                                               -----------
Total Research & Development                           137
--------------------------------------------------------------------------------
Resorts/Theme Parks -- 0.1%
Intrawest                              3,600           100
                                               -----------
Total Resorts/Theme Parks                              100
--------------------------------------------------------------------------------
Respiratory Products -- 0.2%
Resmed*                                2,645           123
Respironics*                           3,300           117
                                               -----------
Total Respiratory Products                             240
--------------------------------------------------------------------------------
Retail-Apparel/Shoe -- 0.5%
Charming Shoppes*                      8,400            87
Chico's FAS*                           4,075            92
Childrens Place Retail Stores*         3,500           195
Claire's Stores                        5,100           128
Footstar*                             20,770            93
JOS A Bank Clothiers*                  4,300           108
Talbots                                  860            18
Urban Outfitters*                      3,310            48
                                               -----------
Total Retail-Apparel/Shoe                              769
--------------------------------------------------------------------------------
Retail-Building Products -- 0.6%
Home Depot                             2,669            93
Lowe's                                30,026           851
                                               -----------
Total Retail-Building Products                         944
--------------------------------------------------------------------------------
Retail-Computer Equipment -- 0.1%
GameStop, Cl A*                        3,325           138
                                               -----------
Total Retail-Computer Equipment                        138
--------------------------------------------------------------------------------
Retail-Convenience Store -- 0.1%
Casey's General Stores                 5,800           131
                                               -----------
Total Retail-Convenience Store                         131
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Description                          Shares    Value (000)

--------------------------------------------------------------------------------
Retail-Discount -- 0.2%
Costco Wholesale                         377   $        20
Dollar General                         7,397            99
Target                                 5,450           250
                                               -----------
Total Retail-Discount                                  369
--------------------------------------------------------------------------------
Retail-Drug Store -- 0.5%
CVS                                   23,540           770
                                               -----------
Total Retail-Drug Store                                770
--------------------------------------------------------------------------------
Retail-Hypermarkets -- 0.1%
Wal-Mart de Mexico ADR, Cl V           3,400           105
                                               -----------
Total Retail-Hypermarkets                              105
--------------------------------------------------------------------------------
Retail-Major Department Store -- 0.1%
Saks                                   6,000            97
Sears Holdings*                           51             7
                                               -----------
Total Retail-Major Department Store                    104
--------------------------------------------------------------------------------
Retail-Office Supplies -- 0.0%
OfficeMax                                930            38
                                               -----------
Total Retail-Office Supplies                            38
--------------------------------------------------------------------------------
Retail-Pawn Shops -- 0.2%
Cash America International             3,650           125
Ezcorp, Cl A*                          2,750           114
                                               -----------
Total Retail-Pawn Shops                                239
--------------------------------------------------------------------------------
Retail-Pet Food & Supplies -- 0.0%
Petco Animal Supplies*                 1,380            39
                                               -----------
Total Retail-Pet Food & Supplies                        39
--------------------------------------------------------------------------------
Retail-Petroleum Products -- 0.1%
World Fuel Services                    3,850           182
                                               -----------
Total Retail-Petroleum Products                        182
--------------------------------------------------------------------------------
Retail-Propane Distribution -- 0.1%
Star Gas Partners*                    55,910           140
                                               -----------
Total Retail-Propane Distribution                      140
--------------------------------------------------------------------------------
Retail-Regional Department Store -- 0.3%
Kohl's*                                7,520           426
                                               -----------
Total Retail-Regional Department Store                 426
--------------------------------------------------------------------------------
Retail-Restaurants -- 0.2%
Darden Restaurants                       174             6
Jack in the Box*                       2,600           102
Morton's Restaurant*                   9,370           141
OSI Restaurant Partners                  485            14
                                               -----------
Total Retail-Restaurants                               263
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description                          Shares    Value (000)

--------------------------------------------------------------------------------
Retail-Video Rental -- 0.2%
Blockbuster, Cl A                     58,400   $       239
                                               -----------
Total Retail-Video Rental                              239
--------------------------------------------------------------------------------
Retirement/Aged Care -- 0.0%
Sunrise Senior Living*                 1,030            30
                                               -----------
Total Retirement/Aged Care                              30
--------------------------------------------------------------------------------
S&L/Thrifts-Eastern US -- 0.1%
NewAlliance Bancshares                 1,880            27
WSFS Financial                           800            49
                                               -----------
Total S&L/Thrifts-Eastern US                            76
--------------------------------------------------------------------------------
S&L/Thrifts-Western US -- 0.4%
Golden West Financial                    158            12
Washington Federal                     8,425           188
Washington Mutual                      7,910           354
                                               -----------
Total S&L/Thrifts-Western US                           554
--------------------------------------------------------------------------------
Satellite Telecom -- 0.1%
Loral Space & Communications*          5,060           140
                                               -----------
Total Satellite Telecom                                140
--------------------------------------------------------------------------------
Schools -- 0.0%
ITT Educational Services*                635            43
                                               -----------
Total Schools                                           43
--------------------------------------------------------------------------------
Semiconductor Components-Integrated Circuits -- 0.3%
Cypress Semiconductor*                 1,840            28
Integrated Device Technology*          6,130            95
Marvell Technology Group*              6,200           115
Standard Microsystems*                 3,500            93
United Microelectronics ADR           49,823           152
                                               -----------
Total Semiconductor Components-
   Integrated Circuits                                 483
--------------------------------------------------------------------------------
Semiconductor Equipment -- 0.2%
Brooks Automation*                     6,900            78
Cabot Microelectronics*                5,330           159
Credence Systems*                     24,360            68
                                               -----------
Total Semiconductor Equipment                          305
--------------------------------------------------------------------------------
Software Tools -- 0.0%
Borland Software*                     11,470            64
                                               -----------
Total Software Tools                                    64
--------------------------------------------------------------------------------
Steel-Producers -- 0.3%
Evraz Group GDR                        3,600            87
Evraz Group GDR 144A                     800            19
Nucor                                  2,600           138
Olympic Steel                          1,900            67
Schnitzer Steel Industries, Cl A       3,600           122
                                               -----------
Total Steel-Producers                                  433

--------------------------------------------------------------------------------

Description                          Shares    Value (000)

--------------------------------------------------------------------------------
Super-Regional Banks-US -- 0.8%
Bank of America                       17,968   $       926
Wells Fargo                            4,168           301
                                               -----------
Total Super-Regional Banks-US                        1,227
--------------------------------------------------------------------------------
Telecommunications Equipment -- 0.2%
Arris Group*                           1,030            11
CommScope*                             3,700           115
Comtech Telecommunications*            4,550           126
Comverse Technology*                   5,050            98
Plantronics                              565             9
Tellabs*                                 600             6
                                               -----------
Total Telecommunications Equipment                     365
--------------------------------------------------------------------------------
Telecommunications Equipment-Fiber Optics -- 0.2%
Corning*                              16,900           322
                                               -----------
Total Telecommunications
   Equipment-Fiber Optics                              322
--------------------------------------------------------------------------------
Telecommunications Services -- 0.4%
Amdocs*                                8,625           313
Embarq*                                  984            44
Iowa Telecommunications Services       5,630           110
Time Warner Telecom, Cl A*             7,600           127
                                               -----------
Total Telecommunications Services                      594
--------------------------------------------------------------------------------
Telephone-Integrated -- 0.9%
BellSouth                              1,839            72
IDT, Cl B*                             8,960           120
Philippine Long Distance
Telephone ADR                          3,100           121
Sprint Nextel                         19,960           395
Verizon Communications                12,980           439
Windstream                            12,195           153
                                               -----------
Total Telephone-Integrated                           1,300
--------------------------------------------------------------------------------
Television -- 0.2%
Sinclair Broadcast Group, Cl A*       36,950           311
                                               -----------
Total Television                                       311
--------------------------------------------------------------------------------
Therapeutics -- 0.5%
CV Therapeutics*                       2,070            25
Gilead Sciences*                      11,310           695
Medicines*                             2,470            52
                                               -----------
Total Therapeutics                                     772
--------------------------------------------------------------------------------
Tobacco -- 0.9%
Altria Group                           7,694           615
Imperial Tobacco ADR                   6,793           443
UST                                    6,321           320
                                               -----------
Total Tobacco                                        1,378
--------------------------------------------------------------------------------

OLD MUTUAL ASSET ALLOCATION
MODERATE GROWTH PORTFOLIO -- continued
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
AS OF JULY 31, 2006


--------------------------------------------------------------------------------

Description                          Shares    Value (000)

--------------------------------------------------------------------------------
Tools-Hand Held -- 0.2%
Stanley Works                          5,808   $       263
                                               -----------
Total Tools-Hand Held                                  263
--------------------------------------------------------------------------------
Toys -- 0.1%
Mattel                                11,306           204
                                               -----------
Total Toys                                             204
--------------------------------------------------------------------------------
Transactional Software -- 0.1%
Transaction Systems Architects*        2,900           107
                                               -----------
Total Transactional Software                           107
--------------------------------------------------------------------------------
Transport-Equipment & Leasing -- 0.3%
GATX                                   9,150           359
Greenbrier                             3,610           100
                                               -----------
Total Transport-Equipment & Leasing                    459
--------------------------------------------------------------------------------
Transport-Marine -- 0.1%
Kirby*                                 3,800           122
Tsakos Energy Navigation                 627            28
                                               -----------
Total Transport-Marine                                 150
--------------------------------------------------------------------------------
Transport-Rail -- 0.4%
Burlington Northern Santa Fe           3,915           270
Canadian Pacific Railway               3,700           177
CSX                                    2,800           170
                                               -----------
Total Transport-Rail                                   617
--------------------------------------------------------------------------------
Transport-Services -- 0.4%
Bristow Group*                         3,900           132
FedEx                                  3,842           403
UTI Worldwide                          4,085            95
                                               -----------
Total Transport-Services                               630
--------------------------------------------------------------------------------
Transport-Truck -- 0.2%
Celadon Group*                         7,362           129
JB Hunt Transport Services             7,300           150
                                               -----------
Total Transport-Truck                                  279
--------------------------------------------------------------------------------
Veterinary Diagnostics -- 0.2%
VCA Antech*                            8,195           287
                                               -----------
Total Veterinary Diagnostics                           287
--------------------------------------------------------------------------------
Vitamins & Nutrition Products -- 0.1%
Herbalife*                             4,710           168
                                               -----------
Total Vitamins & Nutrition Products                    168
--------------------------------------------------------------------------------
Web Portals/ISP -- 0.7%
Google, Cl A*                          2,435           941
Netease.com ADR*                       3,100            54
                                               -----------
Total Web Portals/ISP                                  995
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Description                          Shares    Value (000)

--------------------------------------------------------------------------------
Wire & Cable Products -- 0.0%
General Cable*                         1,775   $        63
                                               -----------
Total Wire & Cable Products                             63
--------------------------------------------------------------------------------
Wireless Equipment -- 1.0%
American Tower, Cl A*                 18,035           610
Nokia ADR                             22,658           450
Qualcomm                              12,660           446
                                               -----------
Total Wireless Equipment                             1,506
                                               -----------
Total Common Stock (Cost $87,780)                   90,908
--------------------------------------------------------------------------------
Foreign Common Stock -- 17.7%
Australia -- 1.6%
BHP Billiton                           9,716           205
CSL                                    2,182            88
CSR                                   39,307           102
Insurance Australia Group              2,487            10
Leighton Holdings                     14,150           209
Oxiana                               124,048           290
Promina Group                         26,659           112
QBE Insurance Group                    6,015           102
Rio Tinto                             10,871           619
Santos                                54,512           482
St George Bank                         7,689           169
                                               -----------
Total Australia                                      2,388
--------------------------------------------------------------------------------
Austria -- 0.1%
Andritz                                  200            35
Voestalpine                            1,127           167
                                               -----------
Total Austria                                          202
--------------------------------------------------------------------------------
Belgium -- 0.6%
Belgacom                                 200             7
Colruyt*                                 113            18
Dexia                                 17,479           428
Fortis                                 6,700           239
KBC Groep                              2,422           264
                                               -----------
Total Belgium                                          956
--------------------------------------------------------------------------------
Bermuda -- 0.0%
Catlin Group                           1,644            13
                                               -----------
Total Bermuda                                           13
--------------------------------------------------------------------------------
Canada -- 0.4%
EnCana                                 1,800            97
Husky Energy                             500            34
Imperial Oil                           4,200           152
IPSCO                                    700            66
Teck Cominco, Cl B                       100             7
TELUS                                  5,200           219
                                               -----------
Total Canada                                           575
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description                          Shares    Value (000)

--------------------------------------------------------------------------------
Denmark -- 0.1%
D/S Torm A/S                             250   $        12
Jyske Bank*                            1,500            84
                                               -----------
Total Denmark                                           96
--------------------------------------------------------------------------------
Finland -- 0.3%
Fortum                                 7,000           190
Metso                                    900            32
Rautaruukki                              600            17
Sampo, Cl A                            9,100           172
                                               -----------
Total Finland                                          411
--------------------------------------------------------------------------------
France -- 1.6%
Assurances Generales de France           200            24
AXA                                    1,000            34
BNP Paribas                            6,296           613
Bouygues                               9,693           484
Compagnie Generale des
   Etablissements Michelin, Cl B       4,818           293
Credit Agricole                        3,048           123
France Telecom                           650            14
PagesJaunes Groupe                       350            10
Societe Generale                       3,864           577
Total                                  1,060            72
Vallourec                                955           208
                                               -----------
Total France                                         2,452
--------------------------------------------------------------------------------
Germany -- 1.5%
Allianz                                  112            18
BASF                                     110             9
Beiersdorf                             1,905           100
Commerzbank                              545            19
Deutsche Bank                          1,707           196
Deutsche Boerse                        1,854           263
Deutsche Lufthansa                    31,327           585
Deutz*                                 3,029            26
Freenet.de                               194             4
Hochtief                                 973            51
MAN                                    4,647           336
Puma                                     387           140
Salzgitter                             3,566           281
Solarworld                             2,890           157
ThyssenKrupp                           1,779            62
                                               -----------
Total Germany                                        2,247
--------------------------------------------------------------------------------
Greece -- 0.0%
Intracom Holdings                        990             6
                                               -----------
Total Greece                                             6

--------------------------------------------------------------------------------

Description                          Shares    Value (000)

--------------------------------------------------------------------------------
Hong Kong -- 0.4%
ASM Pacific Technology                 7,000   $        35
China Resources Enterprise            40,000            88
CNOOC                                238,000           204
Lee & Man Paper Manufacturing         30,000            46
Shanghai Real Estate                 224,000            47
Solomon Systech International         98,000            24
Television Broadcasts                  6,000            37
VTech Holdings                         4,326            24
Wumart Stores, Cl H                   15,000            46
Zijin Mining Group, Cl H              98,000            52
                                               -----------
Total Hong Kong                                        603
--------------------------------------------------------------------------------
Hungary -- 0.0%
OTP Bank                               2,200            66
                                               -----------
Total Hungary                                           66
--------------------------------------------------------------------------------
Indonesia -- 0.2%
Bakrie and Brothers*               2,371,000            44
Bank Niaga                           980,000            69
Perusahaan Gas Negara                 49,000            64
Ramayana Lestari Sentosa             750,000            65
                                               -----------
Total Indonesia                                        242
--------------------------------------------------------------------------------
Italy -- 0.6%
Banca Intesa                           2,671            15
Capitalia                                716             6
ENI                                   25,329           777
IFIL Investments                      17,427           102
UniCredito Italiano                    1,136             9
                                               -----------
Total Italy                                            909
--------------------------------------------------------------------------------
Japan -- 3.2%
ABILIT                                 2,300            12
Advantest                              2,300           221
Bosch                                  4,000            20
Canon                                  4,600           220
Chiba Bank                            14,000           137
Diamond Lease                          1,000            47
Fujitsu Frontech                       3,200            24
Haseko*                                5,500            19
Hitachi                               41,000           260
JFE Holdings                           2,800           112
JFE Shoji Holdings                     3,000            13
Kansai Electric Power                  3,900            90
Kawasaki Kisen Kaisha                     75            --
KDDI                                      75           487
Marubeni                              39,000           207
Mitsui OSK Lines                         600             4
Mitsui Trust Holdings                  3,000            33
Mizuho Financial Group                    50           420
--------------------------------------------------------------------------------

OLD MUTUAL ASSET ALLOCATION
MODERATE GROWTH PORTFOLIO -- continued
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
AS OF JULY 31, 2006


--------------------------------------------------------------------------------

Description                          Shares    Value (000)

--------------------------------------------------------------------------------
Japan -- continued
Nippon Steel                             400   $         2
ORIX                                   3,180           830
Santen Pharmaceutical                  1,535            37
SBI Holdings                             175            69
Sega Sammy Holdings                      800            27
Sharp                                 11,000           186
Shinko Electric Industries             4,600           137
Sumisho Lease                          2,700           141
Sumitomo Metal Mining                 12,000           169
Suzuki Motor                          12,800           314
Tokyo Electron                         3,600           229
Tokyo Steel Manufacturing              5,200            97
Towa Real Estate Development*          6,000            27
UFJ Central Leasing                      300            15
Yamaha Motor                           6,100           159
Yamato Kogyo                           1,600            35
Yamazen                                2,000            11
                                               -----------
Total Japan                                          4,811
--------------------------------------------------------------------------------
Malaysia -- 0.0%
Transmile Group BHD                   17,000            59
                                               -----------
Total Malaysia                                          59
--------------------------------------------------------------------------------
Mexico -- 0.1%
GEO SA de CV, Ser B*                  42,000           166
                                               -----------
Total Mexico                                           166
--------------------------------------------------------------------------------
Netherlands -- 1.5%
ABN AMRO Holding                       6,902           191
Aegon                                 17,962           304
ING Groep                             17,735           720
Mittal Steel                           1,854            63
Nutreco Holding                          117             7
Royal Dutch Shell, Cl A               27,366           970
Unilever*                                684            16
                                               -----------
Total Netherlands                                    2,271
--------------------------------------------------------------------------------
New Zealand -- 0.2%
Fletcher Building                     43,888           236
                                               -----------
Total New Zealand                                      236
--------------------------------------------------------------------------------
Philippines -- 0.1%
Universal Robina                     250,000            92
                                               -----------
Total Philippines                                       92
--------------------------------------------------------------------------------
Portugal -- 0.0%
Banco Comercial Portugues              9,600            28
                                               -----------
Total Portugal                                          28
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Description                          Shares    Value (000)

--------------------------------------------------------------------------------
Singapore -- 0.2%
Singapore Telecommunications          68,000   $       111
United Overseas Bank                  20,000           198
                                               -----------
Total Singapore                                        309
--------------------------------------------------------------------------------
South Africa -- 0.1%
Network Healthcare Holdings           36,000            50
Standard Bank Group                    5,600            62
                                               -----------
Total South Africa                                     112
--------------------------------------------------------------------------------
South Korea -- 0.5%
Amorepacific*                              1            --
Daegu Bank                            11,600           210
Hanmi Pharm                            1,700           171
Korea Investment Holdings              2,810           105
Korean Reinsurance                     9,888           114
NHN*                                     390            43
Shinsegae                                220           109
                                               -----------
Total South Korea                                      752
--------------------------------------------------------------------------------
Spain -- 0.8%
Banco Santander Central Hispano       52,261           792
Fomento de Construcciones y Contratas  1,797           140
Obrascon Huarte Lain                     900            17
Telefonica                            16,199           274
                                               -----------
Total Spain                                          1,223
--------------------------------------------------------------------------------
Sweden -- 0.5%
JM                                     2,616            38
Lindex                                 3,200            43
Nordea Bank                           58,500           734
                                               -----------
Total Sweden                                           815
--------------------------------------------------------------------------------
Switzerland -- 0.5%
Compagnie Financiere Richemont           277            13
Converium Holding                      3,683            41
Credit Suisse Group                    3,360           188
Geberit                                   10            11
Swiss Life Holding*                       80            19
Xstrata                                2,500           107
Zurich Financial Services              1,391           313
                                               -----------
Total Switzerland                                      692
--------------------------------------------------------------------------------
Thailand -- 0.2%
Amata                                119,000            50
Bangkok Bank                          59,000           165
Italian-Thai Development             421,000            59
                                               -----------
Total Thailand                                         274
--------------------------------------------------------------------------------
United Kingdom -- 2.4%
Antofagasta                           69,910           546
Ashtead                               34,661            90
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description                          Shares    Value (000)

--------------------------------------------------------------------------------
United Kingdom -- continued
AstraZeneca                            5,465   $       334
Aviva                                  1,000            13
Barclays                              11,605           136
BHP Billiton                           7,599           144
BP                                       500             6
British Airways*                       5,100            37
British American Tobacco               2,448            66
BT Group                               2,168            10
Diageo                                   664            12
Drax Group*                            8,020           134
Gallaher Group                         8,875           148
Group 4 Securicor                      6,498            20
Halfords Group                         1,900            10
Hays                                  59,219           148
HBOS                                   8,670           158
HSBC Holdings                          1,533            28
Imperial Tobacco Group                 3,183           104
International Power                   17,000            93
Kazakhmys                              4,890           114
Kelda                                  1,400            22
Marks & Spencer                       26,450           295
National Express                       5,800            89
NETeller*                             10,959            78
Next                                     466            15
Photo-me International                 6,000            12
Reckitt Benckiser                        582            23
Rio Tinto                                500            26
Royal Dutch Shell, Cl B                3,447           127
SABMiller                                641            13
Scottish & Southern Energy             3,100            70
Sheffield Insulation                   1,600            28
Shire                                    188             3
Sportingbet                           10,641            49
Standard Chartered                    12,714           322
Tate & Lyle                            7,799           100
Unilever                                 345             8
Vodafone Group (B)                     2,398             5
Vodafone Group, Cl B* (B)              2,741             1
                                               -----------
Total United Kingdom                                 3,637
                                               -----------
Total Foreign Common Stock (Cost $23,921)           26,643
--------------------------------------------------------------------------------
Foreign Preferred Stock -- 0.3%
Germany -- 0.3%
Porsche                                  408           400
                                               -----------
Total Foreign Preferred Stock (Cost $309)              400
--------------------------------------------------------------------------------
Investment Companies -- 0.1%
Index Fund-Small Cap -- 0.1%
iShares Russell 2000 Value Index Fund  1,400           100
                                               -----------
Total Index Fund-Small Cap                             100
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                    Shares/Face
Description                        Amount (000) Value (000)

--------------------------------------------------------------------------------
Index Fund-Midcap -- 0.0%
iShares Russell Midcap Value Index Fund  700   $        92
                                               -----------
Total Index Fund-Mid Cap                                92
--------------------------------------------------------------------------------
Total Investment Companies (Cost $190)                 192
--------------------------------------------------------------------------------
U.S. Treasury Obligations -- 5.9%
U.S. Treasury Bonds
   5.375%, 02/15/31                  $   755           781
   5.125%, 05/15/16                    1,620         1,637
   4.875%, 05/31/08                      535           534
   4.500%, 02/15/16                      430           414
   3.375%, 09/15/09                      600           573
U.S. Treasury Notes
   4.875%, 05/15/09                       35            35
   4.875%, 05/31/11                      904           902
   4.500%, 02/28/11                      460           452
   4.500%, 11/15/15                      275           265
   3.875%, 07/31/07                      155           153
   3.875%, 07/15/10                    2,260         2,179
   2.875%, 11/30/06                    1,000           993
                                               -----------
Total U.S. Treasury Obligations
    (Cost $9,010)                                    8,918
--------------------------------------------------------------------------------
U.S. Government Agency Mortgage-Backed Obligations -- 6.2%

Federal Home Loan Mortgage Corporation
   6.500%, 04/01/35                        7             7
   6.000%, 08/01/29                       11            11
   5.875%, 03/21/11                       25            25
   5.500%, 09/01/17                       14            14
   5.500%, 09/01/19                       52            51
   5.500%, 08/01/20                      296           293
   5.500%, 02/01/21                       47            46
   5.500%, 02/01/21                      244           241
   5.500%, 05/01/21                       88            87
   5.500%, 10/01/34                       24            23
   5.500%, 01/01/35                       42            41
   5.500%, 02/01/35                       77            75
   5.500%, 03/01/35                       83            81
   5.500%, 06/01/35                      282           274
   5.000%, 05/01/20                      528           512
   5.000%, 07/01/20                      293           284
   5.000%, 10/01/20                      112           109
   4.400%, 07/28/08                      150           148
Federal Home Loan Mortgage
   Corporation-Gold TBA
   6.000%, 08/01/36                      530           527
Federal Home Loan Mortgage
   Corporation-Gold
   5.000%, 06/01/18                       55            53
   5.000%, 12/01/20                      132           128
Federal National Mortgage Association
   6.500%, 03/01/35                      152           154
   6.500%, 05/01/36                      307           310
   6.500%, 05/01/36                      516           522
--------------------------------------------------------------------------------

OLD MUTUAL ASSET ALLOCATION
MODERATE GROWTH PORTFOLIO -- continued
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
AS OF JULY 31, 2006


--------------------------------------------------------------------------------
                                       Face
Description                        Amount (000) Value (000)

--------------------------------------------------------------------------------
Federal National Mortgage Association -- continued
   6.250%, 02/01/11                   $  275   $       284
   6.000%, 01/01/29                       79            79
   6.000%, 08/01/32                       86            87
   6.000%, 07/01/36                      325           323
   6.000%, 07/01/36                    1,250         1,242
   6.000%, 08/01/36                       60            60
   5.500%, 03/01/20                       36            36
   5.500%, 12/01/33                      119           116
   5.500%, 09/01/34                      236           230
   5.500%, 03/01/35                      105           102
   5.500%, 06/01/35                      201           196
   5.500%, 07/01/35                      679           660
   5.500%, 09/01/35                      172           168
   5.500%, 10/01/35                       14            14
   5.500%, 03/01/36                      276           268
   5.500%, 04/01/36                      191           185
   5.125%, 01/02/14                      100            97
   5.000%, 04/01/19                       83            80
   5.000%, 10/01/19                       48            47
   5.000%, 09/01/20                        5             5
   5.000%, 08/01/34                      220           218
   4.500%, 08/04/08                      475           468
   4.500%, 09/01/35                      307           282
                                               -----------
Total U.S. Government Agency Mortgage-
Backed Obligations (Cost $9,345)                     9,263
--------------------------------------------------------------------------------
Corporate Bonds -- 3.2%
Abbott Laboratories
   5.600%, 05/15/11                       40            40
America Movil
   6.375%, 03/01/35                       20            18
American General Finance, Ser G MTN
   5.375%, 09/01/09                       70            70
Ameriprise Financial
   5.350%, 11/15/10                       55            54
Amgen
   4.000%, 11/18/09                       35            33
AOL Time Warner
   7.700%, 05/01/32                       50            54
   6.875%, 05/01/12                       90            93
Appalachian Power
   5.550%, 04/01/11                       75            74
AT&T Wireless
   8.750%, 03/01/31                       40            49
   7.875%, 03/01/11                       65            70
Bank One
   5.900%, 11/15/11                       65            66
   5.250%, 01/30/13                       90            88
Canadian National Railway
   5.800%, 06/01/16                      100           101
Capital One Financial
   4.800%, 02/21/12                       80            76
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       Face
Description                        Amount (000)  Value (000)

--------------------------------------------------------------------------------
Corporate Bonds -- continued
Carnival
   3.750%, 11/15/07                 $     65   $        63
Caterpillar Financial Services
   5.050%, 12/01/10                       50            49
ChevronTexaco
   3.500%, 09/17/07                      100            98
Chubb
   4.934%, 11/16/07                      150           149
Cisco Systems
   5.500%, 02/22/16                      120           117
   5.250%, 02/22/11                       50            49
Columbus Southern Power, Ser C
   5.500%, 03/01/13                       65            64
Comcast
   7.625%, 02/15/08                       20            21
   6.500%, 01/15/15                       90            91
   5.300%, 01/15/14                       45            43
Countrywide Home Loan MTN
   4.125%, 09/15/09                       60            57
DaimlerChrysler
   4.750%, 01/15/08                       25            25
Deutsche Telekom
   8.000%, 06/15/10                       60            65
ERP Operating
   5.125%, 03/15/16                       50            47
General Electric Capital, Ser A MTN
   6.875%, 11/15/10                       80            84
   4.375%, 03/03/12                       75            71
Georgia Power, Ser J
   4.875%, 07/15/07                       25            25
Hewlett-Packard
   5.750%, 12/15/06                       60            60
Home Depot
   5.400%, 03/01/16                      110           107
HSBC Finance
   5.500%, 01/19/16                       85            82
   4.750%, 04/15/10                       45            44
John Deere Capital
   5.400%, 04/07/10                       55            55
John Deere Capital,
   Ser D MTN
   4.400%, 07/15/09                       15            15
Lockheed Martin
   7.200%, 05/01/36                       35            40
Merrill Lynch
   5.450%, 07/15/14                      105           103
Metlife
   5.375%, 12/15/12                       50            49
   5.000%, 06/15/15                       85            80
Midamerican Energy Holdings 144A
   5.875%, 10/01/12                      200           200
Morgan Stanley
   4.000%, 01/15/10                       85            81
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       Face
Description                        Amount (000) Value (000)

--------------------------------------------------------------------------------
Corporate Bonds -- continued
Motorola
   8.000%, 11/01/11                 $     50   $        55
Nextel Communications, Ser C,
   Callable: 10/31/11 @ 100
   6.875%, 10/31/13                      105           106
Pemex Project
   8.500%, 02/15/08                      140           145
PNC Funding
   4.200%, 03/10/08                      115           113
Prologis Trust
   7.100%, 04/15/08                       30            31
Prudential Financial MTN
   3.750%, 05/01/08                       25            24
Prudential Financial, Ser B MTN
   5.100%, 09/20/14                       45            43
PSE&G Power
   7.750%, 04/15/11                       85            91
   6.950%, 06/01/12                       55            58
PSI Energy
   6.050%, 06/15/16                       40            40
SBC Communications
   5.100%, 09/15/14                      115           108
Schering-Plough
   6.750%, 12/01/33                       70            73
Shell International
   5.625%, 06/27/11                      100           101
SLM
   5.450%, 04/25/11                      110           109
Southern Company Capital Funding, Ser A
   5.300%, 02/01/07                       35            35
Telecom Italia Capital
   4.000%, 11/15/08                       65            63
Verizon Global
   4.000%, 01/15/08                       50            49
Verizon Wireless Capital
   5.375%, 12/15/06                       45            45
Viacom 144A
   6.250%, 04/30/16                      115           111
Wachovia
   5.700%, 08/01/13                      150           151
Washington Mutual Financial
   6.875%, 05/15/11                       40            42
Wellpoint
   3.750%, 12/14/07                       40            39
Weyerhaeuser
   5.950%, 11/01/08                       15            15
Wyeth
   5.500%, 02/01/14                       70            69
Xcel Energy
   7.000%, 12/01/10                      135           142
                                               -----------
Total Corporate Bonds (Cost $4,877)                  4,778
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       Face
Description                        Amount (000) Value (000)

--------------------------------------------------------------------------------
Foreign Bonds -- 0.6%
Canada (CAD)
   5.750%, 06/01/33                       70   $        75
   5.250%, 06/01/13                       86            80
Citigroup (JPY)
   2.400%, 10/31/25                    5,000            41
Deutschland (EUR)
   3.750%, 07/04/13                      121           154
Deutschland Republic (EUR)
   3.500%, 01/04/16                       70            87
Netherlands Government (EUR)
   4.250%, 07/15/13                       60            79
Norwegian Government (NOK)
   6.500%, 05/15/13                      414            76
   5.000%, 05/15/15                      450            77
United Kingdom Gilt (GBP)
   4.000%, 09/07/16                      170           302
                                               -----------
Total Foreign Bonds (Cost $964)                        971
--------------------------------------------------------------------------------
Asset-Backed Securities -- 0.2%
Citigroup Commercial Mortgage,
   Ser 2004-C2, Cl A3
   4.380%, 10/15/41                    $ 225           213
JP Morgan Chase CMO,
   Ser 2005-LDP1, Cl A2
   4.625%, 03/15/46                      108           105
JP Morgan Chase Commercial Mortgage,
   Ser 2004-CBX, Cl A4
   4.529%, 01/12/37                       25            24
Residential Asset Mortgage Program,
   Ser 2004-RS12, Cl AI2
   3.767%, 02/25/27                        9             8
                                               -----------
Total Asset-Backed Securities (Cost $358)              350
--------------------------------------------------------------------------------
Mortgage Related -- 1.2%
Banc of America Mortgage CMO,
   Ser 2004-8, Cl 3a1
   5.250%, 10/25/19                      437           428
Bear Stearns ARM CMO,
   Ser 2005-11, Cl 2a1
   4.760%, 12/25/35                      111           109
Bear Stearns CMO,
   Ser 2006-T22, Cl A2
   5.467%, 04/12/38                      215           215
Bear Stearns Commercial Mortgage,
   Ser 2004-PWR5, Cl A4
   4.831%, 07/11/42                      100            95
Bear Stearns Commercial Mortgage,
   Ser 2005-t20, Cl A2
   5.127%, 10/12/42                      130           128
Chase Mortgage Finance CMO,
   Ser 2004-s1, Cl A3
   5.500%, 02/25/19                       14            14
--------------------------------------------------------------------------------

OLD MUTUAL ASSET ALLOCATION
MODERATE GROWTH PORTFOLIO -- concluded
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
AS OF JULY 31, 2006


--------------------------------------------------------------------------------
                                    Face Amount
Description                        (000)/Shares Value (000)

--------------------------------------------------------------------------------
Mortgage Related -- continued
Countrywide Alternative Loan Trust,
   Ser 2005-53-t2, Cl 2a1
   6.000%, 11/25/35               $      239   $       235
Countrywide Home Loans CMO,
   Ser 2005-hyb8, Cl 2a1
   5.376%, 12/20/35                      210           208
FPL Group Capital
   5.551%, 02/16/08                       35            35
Prime Mortgage Trust CMO,
   Ser 2005-2, Cl 1a3
   5.250%, 07/25/20                      335           330
                                               -----------
Total Mortgage Related (Cost $1,809)                 1,797
--------------------------------------------------------------------------------
Repurchase Agreement -- 3.9%
Deutsche Bank
   5.250%, dated 07/31/06, to be
   repurchased 08/01/06, repurchase
   price $5,810,407 (collateralized by a
   U.S. Government obligation, par value
   $5,947,000, 4.250%, 11/30/07, total
   market value $5,926,384) (A)        5,810         5,810
                                               -----------
Total Repurchase Agreement (Cost $5,810)             5,810
--------------------------------------------------------------------------------
Warrants -- 0.3%
Alpha Networks 144A, expires
   4/27/09 (B)*                      110,000           104
Indiabulls Financial Services 144A,
   expires 6/15/09 (B)*               26,600           140
IVRCL Infrastructures & Projects
    144A, expires 11/17/08 (B)*       10,500            42
Test-Rite International 144A,
    expires 3/30/09 (B)*             167,000           108
Unimicron Technology 144A, expires
   3/30/09 (B)*                       39,000            48
                                               -----------
Total Warrants (Cost $485)                             442
--------------------------------------------------------------------------------
Total Investments -- 100.1% (Cost $144,858)         150,472
--------------------------------------------------------------------------------
Other Assets and Liabilities -- (0.1)%
Payable for Investment Advisory Fees                   (63)
Payable for Administration Fees                        (15)
Payable for Distribution Fees                          (89)
Payable for Investment Securities Purchased         (1,635)
Other Assets and Liabilities, Net                    1,693
--------------------------------------------------------------------------------
Total Other Assets and Liabilities                    (109)
--------------------------------------------------------------------------------
Net Assets -- 100.0%                            $   150,363
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Description                                      Value (000)

--------------------------------------------------------------------------------
Net Assets:
Paid-in-Capital ($0.001 par value, unlimited
   authorization)                              $    142,328
Undistributed net investment income                     296
Accumulated net realized gain on investments          2,170
Unrealized appreciation on investments                5,614
Unrealized depreciation on forward foreign currency
   contracts and translation of other assets and
   liabilities denominated in foreign currency         (45)
                                               -----------
Net Assets                                     $   150,363
--------------------------------------------------------------------------------
Net Asset Value and Redemption
Price Per Share -- Class A
($46,241,865 / 3,832,180 shares)                     $12.07
--------------------------------------------------------------------------------
Maximum Offering Price Per Share -- Class A
   ($12.07/94.25%)                                   $12.81
--------------------------------------------------------------------------------
Net Asset Value and Offering
   Price Per Share -- Class C+
   ($95,983,765 / 8,031,376 shares)                  $11.95
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
   Price Per Share -- Class Z**
   ($1,045 / 86 shares)                              $12.12
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
   Price Per Share -- Institutional Class
   ($8,136,655 / 671,540 shares)                     $12.12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description

--------------------------------------------------------------------------------
 * Non-income producing security
** Net assets divided by shares do not calculate to the stated NAV because these amounts are shown rounded.
+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
144A -- Security sold within the terms of a private placement memorandum, which is exempt from registration under Sections 3a-4 or 4(2) of the Securities Act of 1933, as amended or Rule 144A thereunder, and may be sold only to dealers in that program or other accredited investors. On July 31, 2006, the value of these securities amounted to $1,326 (000), representing 0.9% of the net assets of the Fund.
(A) -- Tri-party repurchase agreement
(B) -- Securities fair valued using methods determined in good faith according to procedures adopted by the Fair Valuation Committee of the Board of Trustees. At July 31, 2006, the total value of these securities was $448
       (000), representing 0.3% of the net assets of the Fund.
ADR -- American Depositary Receipt
ARM -- Adjustable Rate Mortgage
B2B -- Business to Business
CAD -- Canadian Dollar
Cl -- Class
CMO -- Collateralized Mortgage Obligation
EUR -- Euro
GBP -- British Pound
GDR -- Global Depositary Receipt
HMO -- Health Maintenance Organization
ISP -- Internet Service Provider
JPY -- Japanese Yen
MTN -- Medium-Term Note
NOK -- Norwegian Krone
R&D -- Research and Development
REITs -- Real Estate Investment Trusts
S&L -- Savings and Loan
Ser -- Series
TBA -- To be Announced
Amounts designated as "--" are either 0 or have been rounded to 0.
Cost figures are shown with "000's" omitted.

--------------------------------------------------------------------------------

Description

--------------------------------------------------------------------------------
As of July 31, 2006, the Fund had the following forward foreign currency contracts outstanding:
                                                                Unrealized
Settlement      Currency            Currency        Contract   Appreciation/
  Date         to Deliver          to Receive         Value   (Depreciation)
----------   ---------------     ----------------   --------- --------------
8/16/06      GBP      89,395     AUD      223,859    $171,422  $  4,388
8/16/06      AUD      59,918     EUR       34,642      44,297    (1,585)
8/16/06      AUD    175,5818     USD      130,000     134,453    (4,453)
8/16/06      CAD    142,7258     USD      125,417     126,216      (799)
8/16/06      DKK   1,217,770     EUR      163,231     208,726        (1)
8/16/06      EUR      14,489     CAD       20,744      18,345      (183)
8/16/06      EUR     129,521     DKK      966,111     165,592       (28)
8/16/06      EUR     325,563     JPY   46,978,680     410,872    (5,429)
8/16/06      EUR      46,592     SEK      429,577      59,737       159
8/16/06      EUR      55,048     USD       69,544      70,391      (847)
8/16/06      GBP      88,022     EUR      127,258     162,726    (1,743)
8/16/06      GBP      72,000     USD      132,802     134,532    (1,730)
8/16/06      JPY  18,783,774     USD      163,072     164,282    (1,210)
8/16/06      NOK     455,002     EUR       58,409      74,688       636
8/16/06      SEK     352,814     USD       49,342      49,062       280
8/16/06      USD      18,187     AUD       24,412      18,694       507
8/16/06      USD     177,158     CAD      199,524     176,444      (714)
8/16/06      USD      83,569     DKK      484,029      82,963      (606)
8/16/06      USD   2,042,292     EUR    1,586,828   2,029,696   (12,596)
8/16/06      USD     435,084     GBP      234,417     438,010     2,926
8/16/06      USD   1,079,284     JPY  121,087,390   1,059,353   (19,931)
8/16/06      USD      49,279     NOK      297,644      48,442      (837)
                                                              ---------
TOTAL                                                          $(43,796)
                                                              =========


AUD -- Australian Dollar
CAD -- Canadian Dollar
DKK -- Danish Krone
EUR -- Euro
GBP -- British Pound
JPY -- Japanese Yen
NOK -- Norwegian Krone
SEK -- Swedish Krona
USD -- U.S. Dollar


The accompanying notes are an integral part of the financial statements.

OLD MUTUAL ASSET ALLOCATION GROWTH PORTFOLIO
--------------------------------------------------------------------------------
MARKET OVERVIEW
Strategic Asset Allocation Consultant: Ibbotson Associates Advisors, LLC


PERFORMANCE HIGHLIGHTS

O FOR THE ONE-YEAR PERIOD ENDED JULY 31, 2006, THE OLD MUTUAL ASSET ALLOCATION
  GROWTH PORTFOLIO OUTPERFORMED THE S&P 1500 INDEX.

O THE FUND BENEFITED SIGNIFICANTLY FROM ITS INTERNATIONAL EQUITY ALLOCATION
  DURING THE PERIOD.

O A RELATIVE UNDERWEIGHT TO REAL ESTATE INVESTMENT TRUSTS ("REITS") DETRACTED
  FROM PERFORMANCE.


Q.  How did the Fund perform relative to its benchmark?

A. For the one-year period ended July 31, 2006, the Old Mutual Asset Allocation Growth Portfolio outperformed the S&P 1500 Index. The Fund's Class A shares gained 9.75% at net asset value for the one-year time frame, while the S&P 1500 Index returned 5.24%. Performance for all share classes can be found on page 68.


Q.  What investment environment did the Fund face during the past year?

A. Volatile markets and conflicting fears made for a rough ride during the fiscal year, even as stocks showed great resilience in climbing a proverbial wall of worry. While monetary tightening, natural disasters, rising energy prices, war, the flattening yield curve, and inflationary pressures fueled potent crosscurrents, economic growth and corporate earnings, both considered key drivers of stock market performance, remained robust. Continued growth in corporate profits also provided companies with necessary cash to spruce up balance sheets, boost dividends, repurchase stock, fund expansion, and target acquisitions. These outward signs of corporate health proved positive for stocks in which the Fund invests.


Q.  Which market factors influenced the Fund's relative performance?

A. International stocks and real estate investments were the standout performers for the period. The Fund's strategic allocation to international stocks of developed and emerging-market countries contributed significantly to performance, while a relative underweight to Real Estate Investment Trusts ("REITs") detracted from performance. On the U.S. front, stocks in small- and mid-capitalization companies saw stronger performance than large caps, and value style equity investments outperformed growth. Dynamic decisions to overweight large-cap value stocks in the Fund's portfolio contributed positively to performance.


Q.  How did portfolio composition affect Fund performance?

A. The Fund benefited significantly from its international equity allocation during the period. The international equity mandate sub-advised by Acadian Asset Management, Inc. and the emerging markets equity mandate sub-advised by Clay Finlay Inc. produced strong returns during the year ended July 31, 2006. Despite the strong absolute gains posted by the international equity component, Provident Investment Counsel, Inc.'s mid-capitalization growth strategy and Thompson, Siegel & Walmsley, Inc.'s mid-capitalization value strategy and small-capitalization value strategy were the top performing mandates during the period on a relative basis. The Fund's allocation to the Barrow, Hanley, Mewhinney & Strauss, Inc. large-capitalization value strategy was a slight drag on relative performance despite producing strong absolute performance. Liberty Ridge Capital, Inc.'s large-capitalization growth strategy and small-capitalization blend strategy also detracted from relative results during the period.

    The Fund's three largest individual contributors to performance were Mizuho Financial Group; materials company, Antofagasta; and international financial marketplace operator, Deutsche Boerse. Detracting from Fund performance during the period were Chico's FAS, a private label clothing and gift item retailer; American Power Conversion, a power protection and management solution provider; and UnitedHealth Group, a health care service provider.


Asset Allocation Growth Portfolio

Q.  What is the investment outlook for the global stock market?

A. Ibbotson Associates Advisors, LLC ("Ibbotson"), the Fund's strategic asset allocation consultant, is forecasting a slowdown in returns for the real estate sector. The firm notes that the effects of the increase in borrowing costs have begun to affect the valuations of the real estate market. From an equity capitalization perspective, Ibbotson believes that the persistent outperformance of U.S. small-capitalization stocks appears to be fading, thus giving way to a phase of large-capitalization stock outperformance. And, on the fixed-income front, Ibbotson believes that the Federal Reserve may continue to increase short-term interest rates, but the firm notes that there is not a clear near-term direction for long-term yields. Over the longer term, however, Ibbotson expects an increase in long-term yields.



  TOP TEN HOLDINGS
  AS OF JULY 31, 2006


Exxon Mobil                     1.0%
--------------------------------------
UnitedHealth Group              0.9%
--------------------------------------
Citigroup                       0.9%
--------------------------------------
JPMorgan Chase                  0.8%
--------------------------------------
ENI                             0.8%
--------------------------------------
Google, Cl A                    0.7%
--------------------------------------
Lowe's                          0.7%
--------------------------------------
Royal Dutch Shell, Cl A         0.7%
--------------------------------------
SLM                             0.7%
--------------------------------------
CVS                             0.7%
--------------------------------------
As a % of Total
Fund Investments                7.9%
--------------------------------------

                                               Asset Allocation Growth Portfolio

--------------------------------------------------------------------------------
PERFORMANCE AND PORTFOLIO SUMMARY


Total Return as of July 31, 2006
---------------------------------------------------------------------------------------------------------------------------
                                                                                            1 Year        Annualized
                                                                     Inception Date         Return      Since Inception
---------------------------------------------------------------------------------------------------------------------------
Class A with front-end load                                              9/30/04              3.47%          10.93%
Class A without load                                                     9/30/04              9.75%          14.57%
Class C with deferred sales load                                         9/30/04              7.97%          13.71%
Class C without deferred sales load                                      9/30/04              8.97%          13.71%
Class Z                                                                 12/09/05              n/a             5.23% 1
Institutional Class                                                      9/30/04             10.08%          14.87%
S&P 500 Index 2                                                          9/30/04              5.38%           9.66%
S&P 1500 Index                                                           9/30/04              5.24%          10.23%
---------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on pages 1 and 2.
1 Not annualized.
2 The Fund's performance will no longer be compared to the S&P 500 Index, as the S&P 1500 Index, which is invested in a broader range of securities, better reflects the Fund's investment strategy.


Fund Performance
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                       OM                    OM                      OM
                ASSET ALLOCATION      ASSET ALLOCATION        ASSET ALLOCATION
                GROWTH PORTFOLIO,     GROWTH PORTFOLIO,       GROWTH PORTFOLIO,            S&P
                     CLASS A               CLASS C           INSTITUTIONAL CLASS       1500 INDEX        S&P 500 INDEX
7/31/2006             $ 9425               $10000                  $10000                $10000              $10000
9/30/2004              11019                11615                   11711                 11359               11237
7/31/2005              12093                12657                   12892                 11954               11842


Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class A, C and Institutional shares on the inception date of 9/30/04 to an investment made in unmanaged securities indexes on that date. The performance of the Fund's Class A shares shown in the line graph takes into account the maximum initial sales charge. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Asset Class Weightings as of July 31, 2006 -- % of Total Fund Investments
--------------------------------------------------------------------------------

[PIE CHART  OMITTED, PLOT POINTS FOLLOWS]

Investment Companies (0.1%)
Warrants (0.4%)
Repurchase Agreement (2.4%)
Foreign Common Stock (21.8%)
Common Stock (75.3%)

STATEMENT OF NET ASSETS
AS OF JULY 31, 2006


--------------------------------------------------------------------------------

Description                          Shares     Value (000)

--------------------------------------------------------------------------------
Common Stock -- 75.2%
Advertising Services -- 0.1%
Getty Images*                          1,060   $        49
                                               -----------
Total Advertising Services                              49
--------------------------------------------------------------------------------
Aerospace/Defense -- 1.0%
Boeing                                 5,940           460
Empresa Brasileira de Aeronautica ADR  2,400            83
Lockheed Martin                          431            34
Rockwell Collins                       5,400           288
Teledyne Technologies*                 1,510            58
                                               -----------
Total Aerospace/Defense                                923
--------------------------------------------------------------------------------
Aerospace/Defense-Equipment -- 0.4%
Alliant Techsystems*                   1,750           140
BE Aerospace*                          1,270            32
Curtiss-Wright                         2,900            84
DRS Technologies                       2,600           120
Goodrich                                 640            26
                                               -----------
Total Aerospace/Defense-Equipment                      402
--------------------------------------------------------------------------------
Agricultural Chemicals -- 0.7%
Agrium                                 4,700           114
Monsanto                              12,480           536
                                               -----------
Total Agricultural Chemicals                           650
--------------------------------------------------------------------------------
Agricultural Operations -- 0.5%
Archer-Daniels-Midland                 6,967           307
Delta & Pine Land                      1,970            67
Tejon Ranch*                           1,930            79
                                               -----------
Total Agricultural Operations                          453
--------------------------------------------------------------------------------
Airlines -- 0.2%
AMR*                                   3,200            70
Mesa Air Group*                        8,100            69
Republic Airways Holdings*             3,630            60
                                               -----------
Total Airlines                                         199
--------------------------------------------------------------------------------
Apparel Manufacturers -- 0.1%
Maidenform Brands*                     5,030            67
                                               -----------
Total Apparel Manufacturers                             67
--------------------------------------------------------------------------------
Applications Software -- 0.1%
Citrix Systems*                          895            28
Nuance Communications*                 1,080            10
Satyam Computer Services ADR             850            30
                                               -----------
Total Applications Software                             68
--------------------------------------------------------------------------------
Auction House/Art Dealer -- 0.1%
Sotheby's*                             3,200            88
                                               -----------
Total Auction House/Art Dealer                          88
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Description                          Shares     Value (000)

--------------------------------------------------------------------------------
B2B/E-Commerce -- 0.0%
i2 Technologies*                       2,460   $        31
                                               -----------
Total B2B/E-Commerce                                    31
--------------------------------------------------------------------------------
Batteries/Battery Systems -- 0.1%
Greatbatch*                            2,715            67
                                               -----------
Total Batteries/Battery Systems                         67
--------------------------------------------------------------------------------
Beverages-Non-Alcoholic -- 0.1%
Coca-Cola Enterprises                  5,400           116
                                               -----------
Total Beverages-Non-Alcoholic                          116
--------------------------------------------------------------------------------
Beverages-Wine/Spirits -- 0.0%
Brown-Forman, Cl B                       581            43
                                               -----------
Total Beverages-Wine/Spirits                            43
--------------------------------------------------------------------------------
Brewery -- 0.3%
Anheuser-Busch                           442            21
Cia Cervecerias Unidas ADR             4,000            91
Grupo Modelo ADR, Cl C                 1,200            53
Molson Coors Brewing, Cl B             1,500           107
                                               -----------
Total Brewery                                          272
--------------------------------------------------------------------------------
Broadcast Services/Programming -- 0.3%
Grupo Televisa ADR                     8,900           165
Nexstar Broadcasting Group, Cl A*     22,510            92
                                               -----------
Total Broadcast Services/Programming                   257
--------------------------------------------------------------------------------
Building & Construction-Miscellaneous -- 0.0%
Insituform Technologies, Cl A*         1,485            32
                                               -----------
Total Building & Construction-Miscellaneous             32
--------------------------------------------------------------------------------
Building Products-Cement/Aggregate -- 0.3%
Eagle Materials                           90             3
Martin Marietta Materials              2,520           203
Texas Industries                       2,000            99
                                               -----------
Total Building Products-Cement/Aggregate               305
--------------------------------------------------------------------------------
Building Products-Light Fixtures -- 0.1%
Genlyte Group*                         1,800           125
                                               -----------
Total Building Products-Light Fixtures                 125
--------------------------------------------------------------------------------
Building-Heavy Construction -- 0.3%
Chicago Bridge & Iron                  5,700           138
Granite Construction                   2,600           113
Washington Group International           550            30
                                               -----------
Total Building-Heavy Construction                      281
--------------------------------------------------------------------------------
Building-Mobile Home/Manufactured Housing -- 0.0%
Williams Scotsman International*       2,140            46
                                               -----------
Total Building-Mobile Home/
    Manufactured Housing                                46
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
AS OF JULY 31, 2006


--------------------------------------------------------------------------------

Description                          Shares     Value (000)

--------------------------------------------------------------------------------
Cable TV -- 0.2%
Mediacom Communications, Cl A*        33,295   $       210
                                               -----------
Total Cable TV                                         210
--------------------------------------------------------------------------------
Casino Hotels -- 0.1%
Harrah's Entertainment                 1,800           108
                                               -----------
Total Casino Hotels                                    108
--------------------------------------------------------------------------------
Casino Services -- 0.4%
International Game Technology          2,340            90
Scientific Games, Cl A*                7,230           246
                                               -----------
Total Casino Services                                  336
--------------------------------------------------------------------------------
Cellular Telecommunications -- 0.6%
NII Holdings*                          9,218           487
Turkcell Iletism ADR                   9,962           113
                                               -----------
Total Cellular Telecommunications                      600
--------------------------------------------------------------------------------
Chemicals-Diversified -- 0.4%
E.I. Du Pont de Nemours                3,300           131
Lyondell Chemical                      3,818            85
Nova Chemicals                         2,950            87
Olin                                   2,005            32
                                               -----------
Total Chemicals-Diversified                            335
--------------------------------------------------------------------------------
Chemicals-Specialty -- 0.3%
Ashland                                3,903           260
Chemtura                               1,990            17
Hercules*                              2,550            35
                                               -----------
Total Chemicals-Specialty                              312
--------------------------------------------------------------------------------
Circuit Boards -- 0.1%
Multi-Fineline Electronix*               360             9
Park Electrochemical                   2,830            70
                                               -----------
Total Circuit Boards                                    79
--------------------------------------------------------------------------------
Coal -- 0.2%
Consol Energy                          2,900           120
Peabody Energy                         1,670            83
                                               -----------
Total Coal                                             203
--------------------------------------------------------------------------------
Commercial Banks Non-US -- 0.1%
ICICI Bank ADR                         4,200           110
                                               -----------
Total Commercial Banks Non-US                          110
--------------------------------------------------------------------------------
Commercial Banks-Central US -- 0.1%
Wintrust Financial                     1,850            89
                                               -----------
Total Commercial Banks-Central US                       89
--------------------------------------------------------------------------------
Commercial Banks-Eastern US -- 0.0%
North Fork Bancorporation                 83             2
                                               -----------
Total Commercial Banks-Eastern US                        2
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Description                          Shares     Value (000)

--------------------------------------------------------------------------------
Commercial Banks-Southern US -- 0.2%
Colonial BancGroup                     6,400   $       163
                                               -----------
Total Commercial Banks-Southern US                     163
--------------------------------------------------------------------------------
Commercial Banks-Western US -- 0.3%
CVB Financial                          5,521            82
Hanmi Financial                        4,600            88
SVB Financial Group*                   1,250            56
UCBH Holdings                          5,700            95
                                               -----------
Total Commercial Banks-Western US                      321
--------------------------------------------------------------------------------
Commercial Services -- 0.0%
ChoicePoint*                             875            30
                                               -----------
Total Commercial Services                               30
--------------------------------------------------------------------------------
Commercial Services-Finance -- 0.1%
Paychex                                1,670            57
Wright Express*                        2,620            79
                                               -----------
Total Commercial Services-Finance                      136
--------------------------------------------------------------------------------
Computer Aided Design -- 0.1%
Ansys*                                 1,950            89
                                               -----------
Total Computer Aided Design                             89
--------------------------------------------------------------------------------
Computer Services -- 0.7%
Ceridian*                              3,200            77
Cognizant Technology Solutions, Cl A*  6,260           410
Manhattan Associates*                  1,000            21
Perot Systems, Cl A*                  12,040           160
                                               -----------
Total Computer Services                                668
--------------------------------------------------------------------------------
Computers -- 1.3%
Apple Computer*                        7,560           514
Hewlett-Packard                       13,598           434
International Business Machines        4,284           331
                                               -----------
Total Computers                                      1,279
--------------------------------------------------------------------------------
Computers-Integrated Systems -- 0.3%
MTS Systems                            3,150           116
NCR*                                   3,950           127
                                               -----------
Total Computers-Integrated Systems                     243
--------------------------------------------------------------------------------
Computers-Memory Devices -- 0.3%
Imation                                3,000           122
Network Appliance*                     2,143            64
Seagate Technology                     4,700           109
                                               -----------
Total Computers-Memory Devices                         295
--------------------------------------------------------------------------------
Computers-Voice Recognition -- 0.1%
Talx                                   3,675            76
                                               -----------
Total Computers-Voice Recognition                       76
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description                          Shares     Value (000)

--------------------------------------------------------------------------------
Consumer Products-Miscellaneous -- 0.1%
Kimberly-Clark                            37   $         2
Yankee Candle                          3,400            83
                                               -----------
Total Consumer Products-Miscellaneous                   85
--------------------------------------------------------------------------------
Containers-Paper/Plastic -- 0.2%
Pactiv*                                2,609            64
Sealed Air                             2,350           111
                                               -----------
Total Containers-Paper/Plastic                         175
--------------------------------------------------------------------------------
Cruise Lines -- 0.2%
Carnival, Cl A                         3,783           147
                                               -----------
Total Cruise Lines                                     147
--------------------------------------------------------------------------------
Data Processing/Management -- 0.2%
CSG Systems International*             3,400            88
Dun & Bradstreet*                        370            25
MasterCard, Cl A*                        390            18
MoneyGram International                  990            30
NAVTEQ*                                  610            17
SEI Investments                          260            13
                                               -----------
Total Data Processing/Management                       191
--------------------------------------------------------------------------------
Decision Support Software -- 0.1%
Cognos*                                1,350            42
SPSS*                                  2,200            60
                                               -----------
Total Decision Support Software                        102
--------------------------------------------------------------------------------
Diagnostic Equipment -- 0.2%
Cytyc*                                 2,500            61
Gen-Probe*                             1,690            88
                                               -----------
Total Diagnostic Equipment                             149
--------------------------------------------------------------------------------
Dialysis Centers -- 0.0%
DaVita*                                  380            19
                                               -----------
Total Dialysis Centers                                  19
--------------------------------------------------------------------------------
Direct Marketing -- 0.0%
Catalina Marketing                       370            11
                                               -----------
Total Direct Marketing                                  11
--------------------------------------------------------------------------------
Disposable Medical Products -- 0.1%
C.R. Bard                                970            69
                                               -----------
Total Disposable Medical Products                       69
--------------------------------------------------------------------------------
Distribution/Wholesale -- 0.1%
Fastenal                               1,495            53
                                               -----------
Total Distribution/Wholesale                            53
--------------------------------------------------------------------------------
Diversified Manufacturing Operations -- 0.8%
3M                                     1,800           127
AO Smith                               2,800           120
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Description                          Shares     Value (000)

--------------------------------------------------------------------------------
Diversified Manufacturing Operations -- continued
Dover                                    460   $        22
ESCO Technologies*                     1,700            89
Honeywell International                2,921           113
Illinois Tool Works                    5,746           263
Trinity Industries                       190             6
                                               -----------
Total Diversified Manufacturing Operations             740
--------------------------------------------------------------------------------
Diversified Minerals -- 0.1%
Cia Vale do Rio Doce ADR               3,300            77
                                               -----------
Total Diversified Minerals                              77
--------------------------------------------------------------------------------
Diversified Operations- 0.1%
China Resources Enterprise            32,000            71
                                               -----------
Total Diversified Operations                            71
--------------------------------------------------------------------------------
Drug Delivery Systems -- 0.0%
Conor Medsystems*                      1,230            34
                                               -----------
Total Drug Delivery Systems                             34
--------------------------------------------------------------------------------
E-Commerce/Products -- 0.1%
Amazon.com*                            3,063            82
Submarino GDR 144A                     1,200            45
                                               -----------
Total E-Commerce/Products                              127
--------------------------------------------------------------------------------
E-Services/Consulting -- 0.1%
Digital Insight*                         300             7
Keynote Systems*                       8,490            90
                                               -----------
Total E-Services/Consulting                             97
--------------------------------------------------------------------------------
Electric Products-Miscellaneous -- 0.3%
Emerson Electric                       2,424           191
Lamson & Sessions*                     4,200           118
                                               -----------
Total Electric Products-Miscellaneous                  309
--------------------------------------------------------------------------------
Electric-Generation -- 0.3%
AES*                                  12,873           256
                                               -----------
Total Electric-Generation                              256
--------------------------------------------------------------------------------
Electric-Integrated -- 1.3%
Dominion Resources                     2,100           165
Duke Energy                            9,344           283
Edison International                      72             3
El Paso Electric*                      7,600           167
Entergy                                4,026           311
OGE Energy                             5,900           223
PPL                                    3,700           126
Public Service Enterprise Group          108             7
                                               -----------
Total Electric-Integrated                            1,285
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
AS OF JULY 31, 2006


--------------------------------------------------------------------------------

Description                          Shares     Value (000)

--------------------------------------------------------------------------------
Electronic Components-Miscellaneous -- 0.4%
Flextronics International*             3,510   $        40
Hon Hai Precision GDR                  6,200            74
Hon Hai Precision GDR 144A             8,096            96
International DisplayWorks*           15,840            75
NAM TAI Electronics                    4,700            80
                                               -----------
Total Electronic Components-Miscellaneous              365
--------------------------------------------------------------------------------
Electronic Components-Semiconductors -- 0.7%
Advanced Micro Devices*                2,300            45
Freescale Semiconductor, Cl B*         2,441            70
MEMC Electronic Materials*             2,300            70
MIPS Technologies*                     7,510            48
Nvidia*                                3,300            73
QLogic*                                  540             9
Samsung Electronics GDR 144A             730           233
Semtech*                                 630             8
Silicon Laboratories*                  1,810            67
Skyworks Solutions*                   13,290            58
Texas Instruments                        687            20
                                               -----------
Total Electronic Components-Semiconductors             701
--------------------------------------------------------------------------------
Electronic Design Automation -- 0.1%
Synplicity*                           15,720            90
                                               -----------
Total Electronic Design Automation                      90
--------------------------------------------------------------------------------
Electronic Forms -- 0.5%
Adobe Systems*                        15,020           428
                                               -----------
Total Electronic Forms                                 428
--------------------------------------------------------------------------------
Electronic Parts Distribution -- 0.0%
Avnet*                                 1,130            21
                                               -----------
Total Electronic Parts Distribution                     21
--------------------------------------------------------------------------------
Electronic Security Devices -- 0.1%
American Science & Engineering*        2,000           101
                                               -----------
Total Electronic Security Devices                      101
--------------------------------------------------------------------------------
Energy-Alternate Sources -- 0.1%
Headwaters*                            2,250            52
                                               -----------
Total Energy-Alternate Sources                          52
--------------------------------------------------------------------------------
Engineering/R&D Services -- 0.1%
Fluor                                    930            82
                                               -----------
Total Engineering/R&D Services                          82
--------------------------------------------------------------------------------
Enterprise Software/Services -- 0.3%
BMC Software*                          3,500            82
Lawson Software*                      16,490           110
Sybase*                                4,700            99
                                               -----------
Total Enterprise Software/Services                     291
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Description                          Shares     Value (000)

--------------------------------------------------------------------------------
Entertainment Software -- 0.2%
Activision*                            5,862   $        70
Electronic Arts*                         430            20
THQ*                                   3,650            83
                                               -----------
Total Entertainment Software                           173
--------------------------------------------------------------------------------
Fiduciary Banks -- 0.2%
Northern Trust                         2,800           160
                                               -----------
Total Fiduciary Banks                                  160
--------------------------------------------------------------------------------
Filtration/Separation Products -- 0.1%
Clarcor                                3,400            97
                                               -----------
Total Filtration/Separation Products                    97
--------------------------------------------------------------------------------
Finance-Commercial -- 0.2%
CIT Group                              4,353           200
                                               -----------
Total Finance-Commercial                               200
--------------------------------------------------------------------------------
Finance-Consumer Loans -- 1.3%
Asta Funding                           3,100           103
Encore Capital Group*                  3,230            40
First Marblehead                       3,520           161
Portfolio Recovery Associates*         1,905            81
SLM                                   13,650           687
World Acceptance*                      3,100           129
                                               -----------
Total Finance-Consumer Loans                         1,201
--------------------------------------------------------------------------------
Finance-Credit Card -- 0.4%
American Express                       3,373           176
Capital One Financial                  2,954           228
                                               -----------
Total Finance-Credit Card                              404
--------------------------------------------------------------------------------
Finance-Investment Banker/Broker -- 2.5%
Citigroup                             16,899           816
Goldman Sachs Group                    2,931           448
Greenhill                                240            14
JPMorgan Chase                        17,727           809
TD Ameritrade Holding                 17,730           290
                                               -----------
Total Finance-Investment Banker/Broker               2,377
--------------------------------------------------------------------------------
Finance-Other Services -- 0.2%
Asset Acceptance Capital*              5,195            94
Cbot Holdings, Cl A*                     555            70
                                               -----------
Total Finance-Other Services                           164
--------------------------------------------------------------------------------
Financial Guarantee Insurance -- 0.3%
AMBAC Financial Group                  1,650           137
MGIC Investment                        2,679           153
                                               -----------
Total Financial Guarantee Insurance                    290
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description                          Shares     Value (000)

--------------------------------------------------------------------------------
Food-Dairy Products -- 0.3%
Dean Foods*                            7,362   $       276
                                               -----------
Total Food-Dairy Products                              276
--------------------------------------------------------------------------------
Food-Miscellaneous/Diversified -- 0.1%
ConAgra Foods                          5,805           125
                                               -----------
Total Food-Miscellaneous/Diversified                   125
--------------------------------------------------------------------------------
Food-Retail -- 0.5%
Kroger                                12,978           298
Whole Foods Market                     3,570           205
                                               -----------
Total Food-Retail                                      503
--------------------------------------------------------------------------------
Forestry -- 0.2%
Plum Creek Timber                      4,700           160
                                               -----------
Total Forestry                                         160
--------------------------------------------------------------------------------
Gambling (Non-Hotel) -- 0.1%
Isle of Capri Casinos*                 4,600           109
                                               -----------
Total Gambling (Non-Hotel)                             109
--------------------------------------------------------------------------------
Gas-Distribution -- 0.3%
Energen                                6,500           277
WGL Holdings                             350            11
                                               -----------
Total Gas-Distribution                                 288
--------------------------------------------------------------------------------
Gold Mining -- 0.5%
Goldcorp                               3,500           103
Newmont Mining                           273            14
Randgold Resources ADR*                8,100           180
Royal Gold                             4,800           142
                                               -----------
Total Gold Mining                                      439
--------------------------------------------------------------------------------
Golf -- 0.0%
Callaway Golf                          1,150            15
                                               -----------
Total Golf                                              15
--------------------------------------------------------------------------------
Hazardous Waste Disposal -- 0.1%
Stericycle*                            1,690           114
                                               -----------
Total Hazardous Waste Disposal                         114
--------------------------------------------------------------------------------
Health Care Cost Containment -- 0.5%
McKesson                               8,908           449
                                               -----------
Total Health Care Cost Containment                     449
--------------------------------------------------------------------------------
Home Furnishings -- 0.1%
Tempur-Pedic International*            4,420            64
                                               -----------
Total Home Furnishings                                  64
--------------------------------------------------------------------------------
Hospital Beds/Equipment -- 0.0%
Kinetic Concepts*                      1,010            45
                                               -----------
Total Hospital Beds/Equipment                           45
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Description                          Shares     Value (000)

--------------------------------------------------------------------------------
Hotels & Motels -- 0.6%
InterContinental Hotels ADR            1,020   $        17
Lodgian*                               2,950            36
Marriott International, Cl A          10,613           373
Starwood Hotels & Resorts Worldwide    2,042           107
                                               -----------
Total Hotels & Motels                                  533
--------------------------------------------------------------------------------
Human Resources -- 0.3%
Hewitt Associates, Cl A*               4,400            99
Manpower                               2,350           140
Monster Worldwide*                     2,060            82
                                               -----------
Total Human Resources                                  321
--------------------------------------------------------------------------------
Identification Systems/Development -- 0.1%
Symbol Technologies                    8,280            91
                                               -----------
Total Identification Systems/Development                91
--------------------------------------------------------------------------------
Independent Power Producer -- 0.0%
Mirant*                                  610            16
Reliant Energy*                        2,170            28
                                               -----------
Total Independent Power Producer                        44
--------------------------------------------------------------------------------
Industrial Audio & Video Production -- 0.1%
Imax*                                  6,600            71
                                               -----------
Total Industrial Audio & Video Production               71
--------------------------------------------------------------------------------
Industrial Automation/Robot -- 0.0%
Cognex                                   330             8
                                               -----------
Total Industrial Automation/Robot                        8
--------------------------------------------------------------------------------
Industrial Gases -- 0.6%
Air Products & Chemicals                 390            25
Airgas                                 4,350           158
Praxair                                7,050           386
                                               -----------
Total Industrial Gases                                 569
--------------------------------------------------------------------------------
Instruments-Scientific -- 0.1%
PerkinElmer                            5,300            96
                                               -----------
Total Instruments-Scientific                            96
--------------------------------------------------------------------------------
Insurance Brokers -- 0.5%
AON                                    5,919           203
Brown & Brown                          5,900           185
Hilb Rogal & Hobbs                     3,050           123
                                               -----------
Total Insurance Brokers                                511
--------------------------------------------------------------------------------
Internet Connective Services -- 0.1%
NDS ADR*                               2,900           137
                                               -----------
Total Internet Connective Services                     137
--------------------------------------------------------------------------------
                                       73

--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
AS OF JULY 31, 2006


--------------------------------------------------------------------------------

Description                          Shares     Value (000)

--------------------------------------------------------------------------------
Internet Infrastructure Equipment -- 0.0%
Avocent*                                 765   $        20
                                               -----------
Total Internet Infrastructure Equipment                 20
--------------------------------------------------------------------------------
Internet Infrastructure Software -- 0.1%
Radware*                               7,200            86
                                               -----------
Total Internet Infrastructure Software                  86
--------------------------------------------------------------------------------
Internet Security -- 0.1%
Ipass*                                 5,520            28
Symantec*                              1,201            21
                                               -----------
Total Internet Security                                 49
--------------------------------------------------------------------------------
Investment Management/Advisory Services -- 0.3%
Affiliated Managers Group*               380            35
Legg Mason                             2,600           217
W. P. Stewart & Co.                    4,000            42
                                               -----------
Total Investment Management/
   Advisory Services                                   294
--------------------------------------------------------------------------------
Life/Health Insurance -- 0.7%
China Life Insurance, Cl H             1,000            68
Cigna                                  1,500           137
KMG America*                           6,445            54
Prudential Financial                   4,621           363
UnumProvident                            880            14
                                               -----------
Total Life/Health Insurance                            636
--------------------------------------------------------------------------------
Machine Tools & Related Products -- 0.1%
Kennametal                             2,300           122
                                               -----------
Total Machine Tools & Related Products                 122
--------------------------------------------------------------------------------
Machinery-Construction & Mining -- 0.9%
Bucyrus International                  2,200           107
Caterpillar                            7,490           531
JLG Industries                         5,400            98
Terex*                                 1,800            80
                                               -----------
Total Machinery-Construction & Mining                  816
--------------------------------------------------------------------------------
Machinery-Farm -- 0.1%
AGCO*                                  4,150            95
                                               -----------
Total Machinery-Farm                                    95
--------------------------------------------------------------------------------
Machinery-Print Trade -- 0.0%
Zebra Technologies, Cl A*                840            26
                                               -----------
Total Machinery-Print Trade                             26
--------------------------------------------------------------------------------
Medical Information Systems -- 0.1%
Eclipsys*                                490            10
IMS Health                             1,680            46
                                               -----------
Total Medical Information Systems                       56
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Description                          Shares     Value (000)

--------------------------------------------------------------------------------
Medical Instruments -- 0.7%
Boston Scientific*                       507   $         9
Cambridge Heart*                      41,640            99
Natus Medical*                         5,800            71
St. Jude Medical*                     12,670           467
                                               -----------
Total Medical Instruments                              646
--------------------------------------------------------------------------------
Medical Labs & Testing Services -- 0.3%
Covance*                               1,850           118
Laboratory Corp of America Holdings*   2,300           148
                                               -----------
Total Medical Labs & Testing Services                  266
--------------------------------------------------------------------------------
Medical Products -- 0.7%
Baxter International                   6,312           265
Becton Dickinson                         180            12
Henry Schein*                          1,370            65
Johnson & Johnson                        747            47
Mentor                                   270            12
Zimmer Holdings*                       4,010           253
                                               -----------
Total Medical Products                                 654
--------------------------------------------------------------------------------
Medical-Biomedical/Genetic -- 1.4%
Amgen*                                 6,280           438
Barrier Therapeutics*                 16,450           111
Biogen Idec*                           1,520            64
Cambrex                                2,870            61
Celgene*                               1,720            82
Enzon Pharmaceuticals*                 4,480            36
Genzyme*                               6,760           462
Invitrogen*                              410            25
PDL BioPharma*                         3,496            63
                                               -----------
Total Medical-Biomedical/Genetic                     1,342
--------------------------------------------------------------------------------
Medical-Drugs -- 1.5%
Allergan                               1,760           190
Angiotech Pharmaceuticals*             9,060           109
Aspreva Pharmaceuticals*               2,270            55
Bristol-Myers Squibb                   8,559           205
Forest Laboratories*                   3,510           162
Pfizer                                13,588           353
Schering-Plough                        9,703           198
Wyeth                                  2,616           127
                                               -----------
Total Medical-Drugs                                  1,399
--------------------------------------------------------------------------------
Medical-Generic Drugs -- 0.4%
Barr Pharmaceuticals*                    295            15
Perrigo                                5,940            94
Teva Pharmaceutical Industries ADR     6,800           225
Zentiva GDR                            1,200            62
                                               -----------
Total Medical-Generic Drugs                            396
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description                          Shares     Value (000)

--------------------------------------------------------------------------------
Medical-HMO -- 1.4%
Sierra Health Services*                2,500   $       108
UnitedHealth Group                    18,004           861
WellPoint*                             5,156           384
                                               -----------
Total Medical-HMO                                    1,353
--------------------------------------------------------------------------------
Medical-Outpatient/Home Medical -- 0.2%
Amedisys*                              2,950           113
AmSurg*                                  570            12
Lincare Holdings*                      1,090            38
                                               -----------
Total Medical-Outpatient/Home Medical                  163
--------------------------------------------------------------------------------
Medical-Wholesale Drug Distributors -- 0.9%
AmerisourceBergen                      7,596           326
Cardinal Health                        8,487           569
                                               -----------
Total Medical-Wholesale Drug Distributors              895
--------------------------------------------------------------------------------
Metal Processors & Fabricators -- 0.2%
Commercial Metals                      5,300           120
Precision Castparts                    1,810           108
                                               -----------
Total Metal Processors & Fabricators                   228
--------------------------------------------------------------------------------
Metal-Aluminum -- 0.1%
Century Aluminum*                      2,600            80
                                               -----------
Total Metal-Aluminum                                    80
--------------------------------------------------------------------------------
Metal-Copper -- 0.1%
Phelps Dodge                           1,620           141
                                               -----------
Total Metal-Copper                                     141
--------------------------------------------------------------------------------
Metal-Diversified -- 0.3%
Freeport-McMoRan Copper & Gold, Cl B   4,930           269
                                               -----------
Total Metal-Diversified                                269
--------------------------------------------------------------------------------
Motion Pictures & Services -- 0.0%
DreamWorks Animation SKG, Cl A*          420             9
                                               -----------
Total Motion Pictures & Services                         9
--------------------------------------------------------------------------------
Multi-Line Insurance -- 1.5%
Allstate                               5,325           302
American International Group           6,720           408
Cincinnati Financial                   3,400           160
Hartford Financial Services Group      2,190           186
Metlife                                2,533           132
XL Capital, Cl A                       3,673           234
                                               -----------
Total Multi-Line Insurance                           1,422
--------------------------------------------------------------------------------
Multimedia -- 0.3%
Entravision Communications, Cl A*      7,380            57
Gemstar-TV Guide International*       27,480            79
News, Cl A                             3,496            67
Walt Disney                            3,961           118
                                               -----------
Total Multimedia                                       321
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Description                          Shares     Value (000)

--------------------------------------------------------------------------------
Networking Products -- 0.2%
Foundry Networks*                      5,130   $        53
Netgear*                               8,070           156
                                               -----------
Total Networking Products                              209
--------------------------------------------------------------------------------
Non-Ferrous Metals -- 0.3%
Cameco                                 6,800           271
USEC                                     900            10
                                               -----------
Total Non-Ferrous Metals                               281
--------------------------------------------------------------------------------
Non-Hazardous Waste Disposal -- 0.1%
Allied Waste Industries*               1,810            18
WCA Waste*                            12,730            90
                                               -----------
Total Non-Hazardous Waste Disposal                     108
--------------------------------------------------------------------------------
Office Automation & Equipment -- 0.0%
Pitney Bowes                             770            32
                                               -----------
Total Office Automation & Equipment                     32
--------------------------------------------------------------------------------
Office Supplies & Forms -- 0.2%
Avery Dennison                         2,100           123
John H. Harland Company                2,800           110
                                               -----------
Total Office Supplies & Forms                          233
--------------------------------------------------------------------------------
Oil & Gas Drilling -- 0.9%
Diamond Offshore Drilling                990            78
Nabors Industries*                     4,700           166
Pride International*                   5,465           163
Rowan                                    640            22
Todco                                    230             9
Transocean*                            5,450           421
                                               -----------
Total Oil & Gas Drilling                               859
--------------------------------------------------------------------------------
Oil Companies-Exploration & Production -- 1.2%
Anadarko Petroleum                     1,602            73
Berry Petroleum, Cl A                  3,500           118
Denbury Resources*                     1,340            46
GMX Resources*                         2,300            79
Kerr-McGee                                62             4
Newfield Exploration*                  2,300           107
Penn Virginia                          2,250           154
Pogo Producing                           220            10
Southwestern Energy*                   2,160            74
Stone Energy*                          1,450            68
Ultra Petroleum*                       1,130            66
Unit*                                  2,000           117
XTO Energy                             4,580           215
                                               -----------
Total Oil Companies-Exploration &
    Production                                       1,131
--------------------------------------------------------------------------------
Oil Companies-Integrated -- 3.2%
BP ADR                                 3,200           232
Chevron                                5,952           391
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
AS OF JULY 31, 2006


--------------------------------------------------------------------------------

Description                          Shares     Value (000)

--------------------------------------------------------------------------------
Oil Companies-Integrated -- continued
ConocoPhillips                         5,649   $       388
Exxon Mobil                           14,463           980
Hess                                   2,150           114
LUKOIL ADR                             1,100            95
Marathon Oil                           2,004           182
Occidental Petroleum                   3,987           430
PetroChina ADR                           300            34
Petroleo Brasileiro ADR                2,800           257
Surgutneftegaz ADR                     1,400           103
                                               -----------
Total Oil Companies-Integrated                       3,206
--------------------------------------------------------------------------------
Oil Field Machinery & Equipment -- 0.3%
Grant Prideco*                         2,000            91
Gulf Island Fabrication                2,400            59
National Oilwell Varco*                1,560           105
                                               -----------
Total Oil Field Machinery & Equipment                  255
--------------------------------------------------------------------------------
Oil Refining & Marketing -- 0.2%
Frontier Oil                           2,400            84
Giant Industries*                      2,000           143
                                               -----------
Total Oil Refining & Marketing                         227
--------------------------------------------------------------------------------
Oil-Field Services -- 0.8%
Core Laboratories*                       445            33
Halliburton                           12,930           431
Hanover Compressor*                      910            17
Helix Energy Solutions*                3,380           132
Tidewater                                320            15
Universal Compression Holdings*        1,800           115
W-H Energy Services*                     985            54
                                               -----------
Total Oil-Field Services                               797
--------------------------------------------------------------------------------
Oil-US Royalty Trusts -- 0.0%
Hugoton Royalty Trust                    257             8
                                               -----------
Total Oil-US Royalty Trusts                              8
--------------------------------------------------------------------------------
Optical Supplies -- 0.5%
Alcon                                  3,920           433
                                               -----------
Total Optical Supplies                                 433
--------------------------------------------------------------------------------
Paper & Related Products -- 0.5%
Abitibi-Consolidated                  49,200           125
Bowater                                4,320            88
Caraustar Industries*                 15,910           112
Domtar                                 3,170            20
Klabin ADR                             1,900            42
MeadWestvaco                             670            18
Neenah Paper                           2,665            78
Smurfit-Stone Container*               3,460            35
                                               -----------
Total Paper & Related Products                         518
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Description                          Shares     Value (000)

--------------------------------------------------------------------------------
Pharmacy Services -- 0.5%
Express Scripts*                       3,771   $       290
Medco Health Solutions*                2,982           177
                                               -----------
Total Pharmacy Services                                467
--------------------------------------------------------------------------------
Physical Practice Management -- 0.1%
Pediatrix Medical Group*               2,300            98
                                               -----------
Total Physical Practice Management                      98
--------------------------------------------------------------------------------
Physical Therapy/Rehabilitation Centers -- 0.1%
Psychiatric Solutions*                   640            20
RehabCare Group*                       3,430            64
                                               -----------
Total Physical Therapy/Rehabilitation
    Centers                                             84
--------------------------------------------------------------------------------
Pipelines -- 0.4%
El Paso                                2,035            33
National Fuel Gas                      4,150           154
Questar                                1,800           159
                                               -----------
Total Pipelines                                        346
--------------------------------------------------------------------------------
Power Conversion/Supply Equipment -- 0.2%
American Power Conversion              8,468           143
Delta Electronics GDR                  6,720            91
                                               -----------
Total Power Conversion/Supply Equipment                234
--------------------------------------------------------------------------------
Printing-Commercial -- 0.0%
RR Donnelley & Sons                      830            24
                                               -----------
Total Printing-Commercial                               24
--------------------------------------------------------------------------------
Property/Casualty Insurance -- 1.1%
Arch Capital Group*                    2,800           170
FPIC Insurance Group*                  2,500            97
Philadelphia Consolidated Holding*     5,050           171
PMA Capital, Cl A*                     8,800            88
Safeco                                 2,950           159
Selective Insurance Group              2,850           145
WR Berkley                             5,250           189
                                               -----------
Total Property/Casualty Insurance                    1,019
--------------------------------------------------------------------------------
Publishing-Books -- 0.2%
Scholastic*                            6,475           186
                                               -----------
Total Publishing-Books                                 186
--------------------------------------------------------------------------------
Publishing-Newspapers -- 0.1%
Gannett                                2,421           126
                                               -----------
Total Publishing-Newspapers                            126
--------------------------------------------------------------------------------
Publishing-Periodicals -- 0.1%
Playboy Enterprises, Cl B*             5,450            53
                                               -----------
Total Publishing-Periodicals                            53
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description                          Shares     Value (000)

--------------------------------------------------------------------------------
Quarrying -- 0.4%
Vulcan Materials                       5,657   $       379
                                               -----------
Total Quarrying                                        379
--------------------------------------------------------------------------------
Radio -- 0.2%
Radio One, Cl D*                      16,790           120
Spanish Broadcasting System, Cl A*    12,725            59
                                               -----------
Total Radio                                            179
--------------------------------------------------------------------------------
Real Estate Management/Services -- 0.4%
CB Richard Ellis Group, Cl A*          7,460           176
Jones Lang LaSalle                     2,350           192
                                               -----------
Total Real Estate Management/Services                  368
--------------------------------------------------------------------------------
Real Estate Operation/Development -- 0.2%
Brookfield Properties                  6,187           206
                                               -----------
Total Real Estate Operation/Development                206
--------------------------------------------------------------------------------
Reinsurance -- 0.7%
Allied World Assurance Holdings*         510            18
Aspen Insurance Holdings               6,975           165
Axis Capital Holdings                  1,095            32
Endurance Specialty Holdings           3,510           107
Everest Re Group                         220            21
Montpelier Re Holdings                 7,200           130
Odyssey Re Holdings                      760            20
PartnerRe                              2,350           146
Platinum Underwriters Holdings         2,620            74
                                               -----------
Total Reinsurance                                      713
--------------------------------------------------------------------------------
REITs-Apartments -- 1.2%
Archstone-Smith Trust                  4,625           243
AvalonBay Communities                  1,685           197
Camden Property Trust                  1,662           127
Equity Residential                     5,805           270
GMH Communities Trust                  6,195            78
Post Properties                        1,100            53
United Dominion Realty Trust           4,939           137
                                               -----------
Total REITs-Apartments                               1,105
--------------------------------------------------------------------------------
REITs-Diversified -- 0.6%
Digital Realty Trust                   3,231            88
PS Business Parks                      2,997           180
Spirit Finance                         3,391            38
Vornado Realty Trust                   2,762           289
                                               -----------
Total REITs-Diversified                                595
--------------------------------------------------------------------------------
REITs-Health Care -- 0.1%
Omega Healthcare Investors             6,900            92
                                               -----------
Total REITs-Health Care                                 92
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Description                          Shares     Value (000)

--------------------------------------------------------------------------------
REITs-Hotels -- 0.7%
Ashford Hospitality Trust              7,270   $        86
DiamondRock Hospitality                1,640            26
Hersha Hospitality Trust               1,944            18
Highland Hospitality                   1,733            23
Host Hotels & Resorts                  9,909           210
LaSalle Hotel Properties               6,312           261
Sunstone Hotel Investors               2,478            70
                                               -----------
Total REITs-Hotels                                     694
--------------------------------------------------------------------------------
REITs-Manufactured Homes -- 0.1%
Equity Lifestyle Properties            1,100            47
                                               -----------
Total REITs-Manufactured Homes                          47
--------------------------------------------------------------------------------
REITs-Mortgage -- 0.0%
HomeBanc                               5,070            42
                                               -----------
Total REITs-Mortgage                                    42
--------------------------------------------------------------------------------
REITs-Office Property -- 1.5%
Alexandria Real Estate Equities        1,399           132
American Financial Realty Trust       12,040           139
BioMed Realty Trust                    4,810           143
Boston Properties                      4,945           486
Columbia Equity Trust                  3,024            46
Corporate Office Properties Trust      4,569           206
Mack-Cali Realty                       2,693           130
Parkway Properties                     2,500           114
SL Green Realty                          693            79
                                               -----------
Total REITs-Office Property                          1,475
--------------------------------------------------------------------------------
REITs-Regional Malls -- 0.9%
CBL & Associates Properties            2,900           114
General Growth Properties              3,729           170
Simon Property Group                   5,406           462
Taubman Centers                        1,904            79
                                               -----------
Total REITs-Regional Malls                             825
--------------------------------------------------------------------------------
REITs-Shopping Centers -- 0.5%
Acadia Realty Trust                    3,219            77
Kimco Realty                           4,822           189
Regency Centers                        2,077           133
Tanger Factory Outlet Centers          1,961            65
                                               -----------
Total REITs-Shopping Centers                           464
--------------------------------------------------------------------------------
REITs-Storage -- 0.3%
Public Storage                         2,302           185
U-Store-It Trust                       4,769            91
                                               -----------
Total REITs-Storage                                    276
--------------------------------------------------------------------------------
REITs-Warehouse/Industrial -- 0.3%
EastGroup Properties                   1,468            69
Prologis                               4,389           243
                                               -----------
Total REITs-Warehouse/Industrial                       312
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
AS OF JULY 31, 2006


--------------------------------------------------------------------------------

Description                          Shares     Value (000)

--------------------------------------------------------------------------------
Rental Auto/Equipment -- 0.3%
Aaron Rents                            6,400   $       155
Dollar Thrifty Automotive Group*       2,950           132
                                               -----------
Total Rental Auto/Equipment                            287
--------------------------------------------------------------------------------
Research & Development -- 0.1%
Kendle International*                  4,300           125
                                               -----------
Total Research & Development                           125
--------------------------------------------------------------------------------
Resorts/Theme Parks -- 0.1%
Intrawest                              3,300            92
                                               -----------
Total Resorts/Theme Parks                               92
--------------------------------------------------------------------------------
Respiratory Products -- 0.2%
Resmed*                                1,925            90
Respironics*                           3,100           110
                                               -----------
Total Respiratory Products                             200
--------------------------------------------------------------------------------
Retail-Apparel/Shoe -- 0.7%
Charming Shoppes*                      7,700            79
Chico's FAS*                           3,140            71
Childrens Place Retail Stores*         3,300           184
Claire's Stores                        3,500            88
Footstar*                             11,900            53
JOS A Bank Clothiers*                  3,912            99
Talbots                                  600            12
Urban Outfitters*                      2,520            37
                                               -----------
Total Retail-Apparel/Shoe                              623
--------------------------------------------------------------------------------
Retail-Building Products -- 0.9%
Home Depot                             4,472           155
Lowe's                                24,595           697
                                               -----------
Total Retail-Building Products                         852
--------------------------------------------------------------------------------
Retail-Computer Equipment -- 0.1%
GameStop, Cl A*                        2,420           101
                                               -----------
Total Retail-Computer Equipment                        101
--------------------------------------------------------------------------------
Retail-Convenience Store -- 0.1%
Casey's General Stores                 5,400           122
                                               -----------
Total Retail-Convenience Store                         122
--------------------------------------------------------------------------------
Retail-Discount -- 0.3%
Costco Wholesale                         314            17
Dollar General                         6,035            81
Target                                 4,560           209
Wal-Mart Stores                           92             4
                                               -----------
Total Retail-Discount                                  311
--------------------------------------------------------------------------------
Retail-Drug Store -- 0.7%
CVS                                   19,710           645
                                               -----------
Total Retail-Drug Store                                645
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Description                          Shares     Value (000)

--------------------------------------------------------------------------------
Retail-Hypermarkets -- 0.1%
Wal-Mart de Mexico ADR, Cl V           2,600   $        81
                                               -----------
Total Retail-Hypermarkets                               81
--------------------------------------------------------------------------------
Retail-Major Department Store -- 0.1%
Saks                                   4,100            66
Sears Holdings*                           15             2
                                               -----------
Total Retail-Major Department Store                     68
--------------------------------------------------------------------------------
Retail-Office Supplies -- 0.0%
OfficeMax                                640            26
                                               -----------
Total Retail-Office Supplies                            26
--------------------------------------------------------------------------------
Retail-Pawn Shops -- 0.2%
Cash America International             3,350           115
Ezcorp, Cl A*                          2,550           106
                                               -----------
Total Retail-Pawn Shops                                221
--------------------------------------------------------------------------------
Retail-Pet Food & Supplies -- 0.0%
PETCO Animal Supplies*                   960            27
                                               -----------
Total Retail-Pet Food & Supplies                        27
--------------------------------------------------------------------------------
Retail-Petroleum Products -- 0.2%
World Fuel Services                    3,600           170
                                               -----------
Total Retail-Petroleum Products                        170
--------------------------------------------------------------------------------
Retail-Propane Distribution -- 0.1%
Star Gas Partners*                    31,090            78
                                               -----------
Total Retail-Propane Distribution                       78
--------------------------------------------------------------------------------
Retail-Regional Department Store -- 0.4%
Kohl's*                                6,300           357
                                               -----------
Total Retail-Regional Department Store                 357
--------------------------------------------------------------------------------
Retail-Restaurants -- 0.2%
Jack in the Box*                       2,400            95
Morton's Restaurant*                   5,350            80
OSI Restaurant Partners                  330             9
                                               -----------
Total Retail-Restaurants                               184
--------------------------------------------------------------------------------
Retail-Video Rental -- 0.1%
Blockbuster, Cl A*                    33,105           135
                                               -----------
Total Retail-Video Rental                              135
--------------------------------------------------------------------------------
Retirement/Aged Care -- 0.0%
Sunrise Senior Living*                   720            21
                                               -----------
Total Retirement/Aged Care                              21
--------------------------------------------------------------------------------
S&L/Thrifts-Eastern US -- 0.1%
NewAlliance Bancshares                 1,425            20
WSFS Financial                           700            43
                                               -----------
Total S&L/Thrifts-Eastern US                            63
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description                          Shares     Value (000)

--------------------------------------------------------------------------------
S&L/Thrifts-Western US -- 0.4%
Golden West Financial                    129   $        10
Washington Federal                     5,725           128
Washington Mutual                      6,476           289
                                               -----------
Total S&L/Thrifts-Western US                           427
--------------------------------------------------------------------------------
Satellite Telecom -- 0.1%
Loral Space & Communications*          2,990            83
                                               -----------
Total Satellite Telecom                                 83
--------------------------------------------------------------------------------
Schools -- 0.0%
ITT Educational Services*                460            31
                                               -----------
Total Schools                                           31
--------------------------------------------------------------------------------
Semiconductor Components-Integrated Circuits -- 0.4%
Cypress Semiconductor*                 1,280            19
Integrated Device Technology*          4,480            69
Marvell Technology Group*              5,200            97
Standard Microsystems*                 2,000            53
United Microelectronics ADR           36,617           112
                                               -----------
Total Semiconductor Components-
   Integrated Circuits                                 350
--------------------------------------------------------------------------------
Semiconductor Equipment -- 0.2%
Brooks Automation*                     3,900            44
Cabot Microelectronics*                3,110            93
Credence Systems*                     13,620            38
                                               -----------
Total Semiconductor Equipment                          175
--------------------------------------------------------------------------------
Software Tools -- 0.0%
Borland Software*                      6,700            38
                                               -----------
Total Software Tools                                    38
--------------------------------------------------------------------------------
Steel-Producers -- 0.4%
Evraz Group GDR                        1,000            24
Evraz Group GDR 144A                   2,400            58
Nucor                                  1,800            96
Olympic Steel                          1,700            60
Schnitzer Steel Industries, Cl A       3,350           113
                                               -----------
Total Steel-Producers                                  351
--------------------------------------------------------------------------------
Super-Regional Banks-US -- 0.8%
Bank of America                        7,651           394
PNC Financial Services Group           1,500           106
Wells Fargo                            3,423           248
                                               -----------
Total Super-Regional Banks-US                          748
--------------------------------------------------------------------------------
Telecommunications Equipment -- 0.3%
Arris Group*                             720             8
CommScope*                             3,400           106
Comtech Telecommunications*            4,225           117
Comverse Technology*                   3,687            71
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Description                          Shares     Value (000)

--------------------------------------------------------------------------------
Telecommunications Equipment -- continued
Plantronics                              380   $         6
Tellabs*                                 400             4
                                               -----------
Total Telecommunications Equipment                     312
--------------------------------------------------------------------------------
Telecommunications Equipment-Fiber Optics -- 0.3%
Corning*                              14,150           270
                                               -----------
Total Telecommunications
   Equipment-Fiber Optics                              270
--------------------------------------------------------------------------------
Telecommunications Services -- 0.4%
Amdocs*                                6,035           219
Embarq*                                  759            34
Iowa Telecommunications Services       3,205            63
Time Warner Telecom, Cl A*             5,550            93
                                               -----------
Total Telecommunications Services                      409
--------------------------------------------------------------------------------
Telephone-Integrated -- 1.0%
BellSouth                              1,527            60
IDT, Cl B*                             5,040            68
Philippine Long Distance
Telephone ADR                          2,300            90
Sprint Nextel                         15,512           307
Verizon Communications                10,567           357
Windstream                             6,700            84
                                               -----------
Total Telephone-Integrated                             966
--------------------------------------------------------------------------------
Television -- 0.2%
Sinclair Broadcast Group, Cl A        20,615           174
                                               -----------
Total Television                                       174
--------------------------------------------------------------------------------
Therapeutics -- 0.7%
CV Therapeutics*                       1,430            17
Gilead Sciences*                       9,480           583
Medicines*                             1,720            36
                                               -----------
Total Therapeutics                                     636
--------------------------------------------------------------------------------
Tobacco -- 1.1%
Altria Group                           5,494           439
Imperial Tobacco ADR                   5,501           359
UST                                    5,156           261
                                               -----------
Total Tobacco                                        1,059
--------------------------------------------------------------------------------
Tools-Hand Held -- 0.2%
Stanley Works                          4,656           211
                                               -----------
Total Tools-Hand Held                                  211
--------------------------------------------------------------------------------
Toys -- 0.2%
Mattel                                 9,135           165
                                               -----------
Total Toys                                             165
--------------------------------------------------------------------------------
Transactional Software -- 0.1%
Transaction Systems Architects*        2,750           102
                                               -----------
Total Transactional Software                           102
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
AS OF JULY 31, 2006


--------------------------------------------------------------------------------

Description                          Shares     Value (000)

--------------------------------------------------------------------------------
Transport-Equipment & Leasing -- 0.3%
GATX                                   6,880   $       270
Greenbrier                             2,030            56
                                               -----------
Total Transport-Equipment & Leasing                    326
--------------------------------------------------------------------------------
Transport-Marine -- 0.1%
Kirby*                                 3,500           112
Tsakos Energy Navigation                 329            15
                                               -----------
Total Transport-Marine                                 127
--------------------------------------------------------------------------------
Transport-Rail -- 0.5%
Burlington Northern Santa Fe           3,211           221
Canadian Pacific Railway               2,500           120
CSX                                    1,900           115
                                               -----------
Total Transport-Rail                                   456
--------------------------------------------------------------------------------
Transport-Services -- 0.5%
Bristow Group*                         3,550           120
FedEx                                  3,165           331
UTI Worldwide                          2,980            70
                                               -----------
Total Transport-Services                               521
--------------------------------------------------------------------------------
Transport-Truck -- 0.2%
Celadon Group*                         6,800           119
JB Hunt Transport Services             5,000           103
                                               -----------
Total Transport-Truck                                  222
--------------------------------------------------------------------------------
Veterinary Diagnostics -- 0.2%
VCA Antech*                            6,780           237
                                               -----------
Total Veterinary Diagnostics                           237
--------------------------------------------------------------------------------
Vitamins & Nutrition Products -- 0.1%
Herbalife*                             3,440           123
                                               -----------
Total Vitamins & Nutrition Products                    123
--------------------------------------------------------------------------------
Web Portals/ISP -- 0.8%
Google, Cl A*                          1,835           709
Netease.com ADR*                       2,300            40
                                               -----------
Total Web Portals/ISP                                  749
--------------------------------------------------------------------------------
Wire & Cable Products -- 0.0%
General Cable*                           930            33
                                               -----------
Total Wire & Cable Products                             33
--------------------------------------------------------------------------------
Wireless Equipment -- 1.3%
American Tower, Cl A*                 14,680           496
Nokia ADR                             18,336           364
Qualcomm                              10,600           374
                                               -----------
Total Wireless Equipment                             1,234
                                               -----------
Total Common Stock (Cost $69,819)                   72,134
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Description                          Shares     Value (000)

--------------------------------------------------------------------------------
Foreign Common Stock -- 21.7%
Australia -- 1.6%
Australian Stock Exchange              1,596   $        40
BHP Billiton                           4,835           102
BlueScope Steel                          340             2
Commander Communications               3,400             5
Commonwealth Bank of Australia         3,276           112
Leighton Holdings                      8,980           133
Oxiana                                39,328            92
QBE Insurance Group                   13,737           232
Rio Tinto                              8,573           488
Santos                                32,690           289
Telstra                                6,848            20
                                               -----------
Total Australia                                      1,515
--------------------------------------------------------------------------------
Austria -- 0.1%
Andritz                                  300            52
OMV                                      404            25
Voestalpine                              200            30
                                               -----------
Total Austria                                          107
--------------------------------------------------------------------------------
Belgium -- 0.7%
Belgacom                               3,536           119
Dexia                                 15,536           381
Euronav                                   40             1
Fortis                                 1,362            49
KBC Groep                                735            80
                                               -----------
Total Belgium                                          630
--------------------------------------------------------------------------------
Canada -- 0.4%
EnCana                                 3,800           205
Petro-Canada                             200             9
Talisman Energy                          900            15
Teck Cominco, Cl B                     1,200            80
TELUS                                  1,400            59
                                               -----------
Total Canada                                           368
--------------------------------------------------------------------------------
Denmark -- 0.1%
Jyske Bank*                            1,400            78
                                               -----------
Total Denmark                                           78
--------------------------------------------------------------------------------
Finland -- 0.2%
Metso                                  4,600           166
Rautaruukki                              600            17
                                               -----------
Total Finland                                          183
--------------------------------------------------------------------------------
France -- 2.6%
Assurances Generales de France            50             6
BNP Paribas                            4,160           405
Bouygues                               9,570           478
Business Objects*                         50             1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description                          Shares     Value (000)

--------------------------------------------------------------------------------
France -- continued
CNP Assurances                         1,154   $       110
Compagnie Generale des
   Etablissements Michelin, Cl B       6,415           390
France Telecom                           580            12
Neopost                                  235            26
Societe Generale                       3,673           548
Total                                  1,772           121
Vivendi                               11,919           405
                                               -----------
Total France                                         2,502
--------------------------------------------------------------------------------
Germany -- 2.1%
Allianz                                  581            91
BASF                                   1,114            90
Bayerische Motoren Werke               5,096           263
Deutsche Bank                             61             7
Deutsche Boerse                        2,253           319
Deutsche Lufthansa                    13,560           253
MAN                                    3,118           225
Puma                                     378           137
Salzgitter                             4,726           373
ThyssenKrupp                           6,120           214
Volkswagen                               614            46
                                               -----------
Total Germany                                        2,018
--------------------------------------------------------------------------------
Hong Kong -- 0.5%
ASM Pacific Technology                13,000            65
CNOOC                                178,000           152
Lee & Man Paper Manufacturing         24,000            37
Orient Overseas International          5,000            20
Shanghai Real Estate                 174,000            37
Solomon Systech International        156,000            38
Television Broadcasts                  7,000            43
VTech Holdings                         6,155            34
Wumart Stores, Cl H                   12,000            37
Zijin Mining Group, Cl H              78,000            41
                                               -----------
Total Hong Kong                                        504
--------------------------------------------------------------------------------
Hungary -- 0.1%
OTP Bank                               1,700            51
                                               -----------
Total Hungary                                           51
--------------------------------------------------------------------------------
Indonesia -- 0.2%
Bakrie and Brothers*               1,842,000            35
Bank Niaga                           761,000            54
Perusahaan Gas Negara                 38,000            49
Ramayana Lestari Sentosa             576,000            50
                                               -----------
Total Indonesia                                        188
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Description                          Shares     Value (000)

--------------------------------------------------------------------------------
Italy -- 1.1%
Banca Intesa                           9,600   $        56
Banche Popolari Unite                  1,557            42
ENI                                   23,518           721
IFIL Investments                      17,855           104
UniCredito Italiano                   15,722           121
                                               -----------
Total Italy                                          1,044
--------------------------------------------------------------------------------
Japan -- 3.7%
ABILIT                                 5,000            27
Bosch                                  3,000            15
Canon                                  9,600           458
Chugai Pharmaceutical                    200             4
Daito Trust Construction               3,400           185
Diamond Lease                          1,400            66
Fujitsu General*                       4,000            10
Haseko*                               19,500            66
Hitachi                               27,000           171
JFE Holdings                             600            24
KDDI                                      41           266
Kyushu Electric Power                  2,500            58
Marubeni                              42,000           223
Mazda Motor*                           2,000            13
Mitsui Trust Holdings                 13,000           143
Mizuho Financial Group                    31           261
Nippon Mining Holdings*               14,000           119
Nippon Steel                             600             2
Nissan Diesel Motor                   11,000            46
ORIX                                     840           219
Santen Pharmaceutical                    425            10
SBI Holdings                             195            77
Sega Sammy Holdings                    4,700           156
Shinko Electric Industries               900            27
Sumisho Lease                          2,000           105
Suzuki Motor                           3,300            81
Tokyo Electron                         4,500           286
Tokyo Steel Manufacturing             10,400           193
UFJ Central Leasing                      200            10
Yamaha Motor                           6,000           157
Yamato Kogyo                           4,200            91
Yamazen                                2,000            11
                                               -----------
Total Japan                                          3,580
--------------------------------------------------------------------------------
Malaysia -- 0.0%
Transmile Group BHD                   11,000            38
                                               -----------
Total Malaysia                                          38
--------------------------------------------------------------------------------
Mexico -- 0.1%
GEO SA de CV, Ser B*                  31,000           123
                                               -----------
Total Mexico                                           123
--------------------------------------------------------------------------------

OLD MUTUAL ASSET ALLOCATION GROWTH PORTFOLIO -- concluded
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
AS OF JULY 31, 2006


--------------------------------------------------------------------------------

Description                          Shares     Value (000)

--------------------------------------------------------------------------------
Netherlands -- 1.4%
Aegon                                 12,971   $       220
ING Groep                             11,419           463
Royal Dutch Shell, Cl A               19,546           692
                                               -----------
Total Netherlands                                    1,375
--------------------------------------------------------------------------------
New Zealand -- 0.2%
Fletcher Building                     29,566           159
Telecom Corp of New Zealand            3,306             8
                                               -----------
Total New Zealand                                      167
--------------------------------------------------------------------------------
Norway -- 0.3%
Norsk Hydro                            4,100           117
Statoil ASA                            4,760           143
                                               -----------
Total Norway                                           260
--------------------------------------------------------------------------------
Philippines -- 0.1%
Universal Robina                     251,000            93
                                               -----------
Total Philippines                                       93
--------------------------------------------------------------------------------
Portugal -- 0.2%
Banco Comercial Portugues             75,696           217
Energias de Portugal                   3,700            15
                                               -----------
Total Portugal                                         232
--------------------------------------------------------------------------------
Singapore -- 0.4%
Singapore Airlines                    19,000           156
Singapore Telecommunications          31,000            51
StarHub*                              21,000            29
United Overseas Bank                  20,000           198
                                               -----------
Total Singapore                                        434
--------------------------------------------------------------------------------
South Africa -- 0.1%
Network Healthcare Holdings           28,000            39
Standard Bank Group                    4,400            49
                                               -----------
Total South Africa                                      88
--------------------------------------------------------------------------------
South Korea -- 0.6%
Amorepacific*                              1             --
Daegu Bank                             8,200           148
Hanmi Pharm                            1,250           126
Korea Investment Holdings              1,710            64
Korean Reinsurance                     7,692            89
NHN*                                     300            33
Shinsegae                                180            89
                                               -----------
Total South Korea                                      549
--------------------------------------------------------------------------------
Spain -- 0.4%
Banco Espanol de Credito               3,887            72
Banco Santander Central Hispano       18,193           276
Telefonica                             1,508            25
                                               -----------
Total Spain                                            373
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Description                          Shares     Value (000)

--------------------------------------------------------------------------------
Sweden -- 0.6%
Lindex                                 3,200   $        43
Nordea Bank                           42,000           527
                                               -----------
Total Sweden                                           570
--------------------------------------------------------------------------------
Switzerland -- 0.6%
Converium Holding                      3,489            39
Credit Suisse Group                    3,756           211
Serono                                   148           100
Swiss Life Holding*                      850           196
Xstrata                                1,400            60
Zurich Financial Services                 71            16
                                               -----------
Total Switzerland                                      622
--------------------------------------------------------------------------------
Thailand -- 0.2%
Amata*                                92,000            39
Bangkok Bank                          45,000           126
Italian-Thai Development             325,000            45
                                               -----------
Total Thailand                                         210
--------------------------------------------------------------------------------
United Kingdom -- 3.1%
Amlin                                  2,603            12
Antofagasta                           44,560           348
Ashtead                               15,545            40
AstraZeneca                            2,948           180
Aviva                                  1,242            17
Barclays                              14,959           176
BG Group                               8,828           119
BHP Billiton                           3,770            71
British Airways*                      12,029            87
British American Tobacco               4,649           125
Corus Group                            8,698            70
HBOS                                   3,600            66
HSBC Holdings                         12,110           220
IMI                                    7,206            68
Inchcape                              10,896            96
International Power                   14,600            80
Kazakhmys                              5,083           119
Kelda                                  1,200            19
Man                                    1,238            57
Marks & Spencer                       20,780           232
Michael Page International            24,404           150
National Express                         800            12
NETeller*                              4,431            31
Next                                   4,557           146
Royal Bank of Scotland                 2,345            76
Royal Dutch Shell, Cl B                2,384            88
SABMiller                              3,000            60
Scottish & Southern Energy             5,518           125
Scottish Power                           396             4
Shire                                    900            15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   Shares/Face
Description                       Amount (000)  Value (000)

--------------------------------------------------------------------------------
United Kingdom -- continued
Sportingbet                            5,491   $        25
Tesco                                    258             2
                                               -----------
Total United Kingdom                                 2,936
                                               -----------
Total Foreign Common Stock (Cost $19,109)           20,838
--------------------------------------------------------------------------------
Investment Companies -- 0.1%
Index Fund-Small Cap -- 0.1%
iShares Russell 2000 Value Index Fund  1,300            93
                                               -----------
Total Index Fund-Small Cap                              93
Index Fund-Midcap -- 0.0%
iShares Russell Midcap Value Index Fund  400            52
                                               -----------
Total Index Fund-MidCap                                 52
--------------------------------------------------------------------------------
Total Investment Companies (Cost $143)                 145
--------------------------------------------------------------------------------
Repurchase Agreement -- 2.4%
Deutsche Bank
   5.250%, dated 07/31/06 to be
   repurchased on 08/01/06, repurchase
   price $2,263,545 (collateralized by a
   U.S. Government obligation, par value
   $2,286,000, 6.000%, 05/25/11, total
   market value $2,308,997) (A)     $  2,263         2,263
                                               -----------
Total Repurchase Agreement
(Cost $2,263)                                        2,263
--------------------------------------------------------------------------------
Warrants -- 0.4%
Alpha Networks 144A, expires
   4/27/09 (B)*                      112,200           106
Indiabulls Financial Services 144A,
   expires 6/15/09 (B)*               19,500           103
LVRCL Infrastructures & Projects 144A,
   expires 11/17/08 (B)*               7,500            30
Test-Rite International 144A, expires
   3/30/09 (B)*                      128,000            83
Unimicron Technology 144A, expires
   3/30/09 (B)*                       29,000            35
                                               -----------
Total Warrants (Cost $386)                             357
--------------------------------------------------------------------------------
Total Investments -- 99.8% (Cost $91,720)            95,737
--------------------------------------------------------------------------------
Other Assets and Liabilities -- 0.2%
Payable for Investment Advisory Fees                   (22)
Payable for Administration Fees                        (10)
Payable for Distribution Fees                          (47)
Payable for Investment Securities Purchased           (976)
Other Assets and Liabilities, Net                     1,234
--------------------------------------------------------------------------------
Total Other Assets and Liabilities                      179
--------------------------------------------------------------------------------
Net Assets -- 100.0%                            $    95,916
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Description                                     Value (000)

--------------------------------------------------------------------------------
Net Assets:
Paid-in-capital ($0.001 par value, unlimited
   authorization)                              $    90,347
Distributions in excess of net investment
    income                                             (21)
Accumulated net realized gain on investments         1,568
Unrealized appreciation on investments               4,017
Unrealized appreciation on translation of
    other assets and liabilities denominated
    in foreign currency                                  5
                                               -----------
Net Assets                                     $    95,916
--------------------------------------------------------------------------------
Net Asset Value and Redemption
   Price Per Share -- Class A
   ($30,458,847 / 2,397,573 shares)                 $12.70
--------------------------------------------------------------------------------
Maximum Offering
   Price Per Share -- Class A
   ($12.70/94.25%)                                  $13.47
--------------------------------------------------------------------------------
Net Asset Value and Offering
   Price Per Share -- Class C+
   ($50,151,619 / 3,994,659 shares)                 $12.55
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
   Price Per Share -- Class Z**
   ($1,053 / 83 shares)                             $12.74
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
   Price Per Share -- Institutional Class
   ($15,304,205 / 1,200,521 shares)                 $12.75
--------------------------------------------------------------------------------


 * Non-income producing security.
** Net assets divided by shares do not calculate to the stated NAV because these amounts are shown rounded.
 + Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
144A -- Security sold within the terms of a private placement memorandum, which is exempt from registration under Sections 3a-4 or 4(2) of the Securities Act of 1933, as amended or Rule 144A thereunder, and may be sold only to dealers in that program or other accredited investors. On July 31, 2006, the value of these securities amounted to $789 (000), representing 0.8% of the net assets of the Fund.
(A) -- Tri-party repurchase agreement
(B) -- Securities fair valued using methods determined in good faith according to procedures adopted by the Fair Valuation Committee of the Board of Trustees. At July 31, 2006, the total value of these securities was $357
       (000), representing 0.4% of the total net assets of the Fund.
ADR -- American Depositary Receipt
B2B -- Business to Business
Cl -- Class
GDR -- Global Depositary Receipt
HMO -- Health Maintenance Organization
ISP -- Internet Service Provider
R&D -- Research and Development
REITs -- Real Estate Investment Trusts
S&L -- Savings and Loan
Ser -- Series
Amounts designated as "--" are either 0, or have been rounded to 0.
Cost figures are shown with "000's" omitted.


The accompanying notes are an integral part of the financial statements.

OLD MUTUAL ANALYTIC DEFENSIVE EQUITY FUND
--------------------------------------------------------------------------------
MARKET OVERVIEW
Sub-Advisor: Analytic Investors, Inc.


PERFORMANCE HIGHLIGHTS


O FOR THE ONE-YEAR PERIOD ENDED JULY 31, 2006, THE OLD MUTUAL ANALYTIC DEFENSIVE
  EQUITY FUND UNDERPERFORMED ITS BENCHMARK, THE S&P 500 INDEX.

O EQUITIES CONTRIBUTED POSITIVELY TO FUND PERFORMANCE, BUT UNDERPERFORMED
  RELATIVE TO THE S&P 500 INDEX.

O OPTIONS DETRACTED FROM FUND PERFORMANCE.

O GLOBAL ASSET ALLOCATION ADDED VALUE DURING THE PERIOD.


Q.  How did the Fund perform relative to its benchmark?

A. For the one-year period ended July 31, 2006, the Old Mutual Analytic Defensive Equity Fund underperformed its benchmark, the S&P 500 Index. The Fund's Class A shares gained 4.08% at net asset value for the one-year period, while the S&P 500 Index returned 5.38%. Performance for all share classes can be found on page 86.


Q.  What investment environment did the Fund face during the past year?

A. U.S. equities were in positive territory for the period with the S&P 500 Index returning 5.38%. The U.S. economy showed continued economic expansion during the first half of the period, while slowing only slightly the second half. It proved resilient despite growing inflation concerns and amid sharp increases in the price of oil and short-term interest rates being raised eight times by the Federal Reserve. Consumer confidence also increased during the year, reaching a four-year high. Over the one-year period large-capitalization stocks narrowly outperformed small-capitalization stocks and value stocks vastly outperformed their growth counterparts.


Q.  Which market factors influenced the Fund's relative performance?

A. Investor behavior observed was fairly consistent with that seen over recent years. The Fund benefited from long positions established based on certain valuation characteristics, such as sales to price and cash flow to price; and growth characteristics such as recent earnings growth and projected earnings growth. In addition, companies with positive earnings estimate revisions performed well during the period. Short positions that were held based on observed negative trends, such as individual stocks' trading volume, high dividend yields and three-month returns also proved successful overall. Positions held based on a company's return on equity and predicted earnings to price negatively impacted results during the period.

    Options experienced losses over the period as a result of the rising equity market environment.

    Global asset allocation as a whole added value over the period, with the majority of performance attributed to the equity and fixed-income components. The equity portion of the global asset allocation contributed positively as the inflation environment and earnings yield minus bond yield were factors that worked, whereas price momentum and earnings momentum subtracted value during the year. The fixed-income portfolio also had positive value added, with positive returns attributed to both real interest rates and term structure. Currencies, however, detracted from performance over the period with trade fundamentals and interest differential posting negative returns.


Q.  How did portfolio composition affect Fund performance?

A. Among the best performing stocks was a long position in Archer-Daniels-Midland, the world's largest producer of ethanol, which performed well after the company announced the expansion of its Hamburg oil refinery and storage facility. Another strong performer was a long position in TXU (no longer a Fund holding), a holding company that manages a portfolio of competitive and regulated energy businesses in Texas. The stock was up after announcing plans to spend $10 billion to build 11 new coal-fired generation units in Texas by 2010. Also contributing positively was a long position in Qwest Communications International, a telecommunications services provider, which enjoyed positive performance after the company signed a three-year, multimillion dollar contract with the state of Arizona to provide more than 75 telecommunications products and services.



Analytic Defensive Equity Fund

    Among the worst performing stocks was a long position in Amazon.com, the web-based provider of products and services, which declined after a court ruled that the company breached a contract with Toys "R" Us over rights to sell toys and baby products on its Website. Also detracting from performance was a short position in Kinder Morgan, an energy infrastructure provider in the United States, whose stock shot up on the news of a buyout offer led by co-founder Richard Kinder. Additionally, a short position in OfficeMax (no longer a Fund holding) hurt performance, as the stock rallied on the news the company reported a first-quarter profit of $0.77 per share, beating the $0.33 per share estimate.


Q.  What is the investment outlook for U.S. large-cap stocks?

A. Analytic Investors, Inc.'s ("Analytic") investment process is based on the belief that investor preferences change, but change slowly over time. As a result, Analytic continues to emphasize stocks with above average earnings-per-share growth as these companies continue to outperform. In addition, Analytic continues to emphasize certain companies with attractive sales and cash flow to price ratios, while deemphasizing companies with higher-than-average dividend yields. Finally, Analytic continues to favor companies with strong price momentum and avoid companies with higher-than-average trading volumes.




  TOP TEN HOLDINGS
  AS OF JULY 31, 2006

U.S. Treasury Bill,
5.100%, 01/11/07        5.0%
--------------------------------
Exxon Mobil             4.8%
--------------------------------
International
Business Machines       2.6%
--------------------------------
JPMorgan Chase          2.2%
--------------------------------
Cardinal Health         2.2%
--------------------------------
Loews                   2.2%
--------------------------------
Hewlett-Packard         2.0%
--------------------------------
McKesson                1.8%
--------------------------------
Sprint Nextel           1.7%
--------------------------------
Dean Foods              1.7%
--------------------------------
As a % of Total
Fund Investments       26.2%
--------------------------------

                                                  Analytic Defensive Equity Fund

--------------------------------------------------------------------------------
PERFORMANCE AND PORTFOLIO SUMMARY


Total Return as of July 31, 2006
--------------------------------------------------------------------------------------------------------------------

                                          Inception      1 Year        5 Year         10 Year         Since
                                            Date          Return       Return          Return       Inception
--------------------------------------------------------------------------------------------------------------------
Class A with load                         03/31/05          (1.91)%      n/a           n/a               4.43%
Class A without load                      03/31/05           4.08%       n/a           n/a               9.18%
Class C with load                         03/31/05           2.19%       n/a           n/a               8.38%
Class C without load                      03/31/05           3.18%       n/a           n/a               8.38%
Class Z 1                                 07/01/78           4.16%      6.68%        10.23%             10.74%
Institutional Class                       12/09/05            n/a        n/a           n/a               2.34% 2
S&P 500 Index                             07/01/78           5.38%      2.82%         8.88%             11.26%
--------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1 and 2. On December 9, 2005, Old Mutual Analytic Defensive Equity Fund (the "Fund") acquired substantially all the assets and liabilities of the Analytic Defensive Equity Fund, a series of The Advisors' Inner Circle Fund (the "Predecessor Fund"). On June 24, 2002, the Predecessor Fund acquired substantially all of the assets and liabilities of the Analytic Defensive Equity Fund, a series of UAM Funds, Inc. II. Substantially similar strategies and policies were used to manage each of the funds. The Fund's Class Z shares are the successor class of the Predecessor Fund's Institutional Class. The Fund's Institutional Class is new.

1 Based on Predecessor Fund's inception date of July 1, 1978. Total returns are annualized.
2 Not Annualized.


Fund Performance
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                                 OM
                         ANALYTIC DEFENSIVE
                            EQUITY FUND,          S&P 500
                               CLASS Z             INDEX

7/96                      $   10000             $   10000
7/97                          12677                 15214
7/98                          15493                 18148
7/99                          19320                 21814
7/00                          19544                 23772
7/2001                        19161                 20365
7/2002                        16812                 15552
7/2003                        18036                 17209
7/2004                        20671                 19475
7/2005                        25422                 22212
7/2006                        26479                 23407

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class Z shares on July 31, 1996 to an investment made in an unmanaged securities index on that date. Performance for the Fund's other shares will vary due to differences in sales charges and expenses. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


Asset Class Weightings as of July 31, 2006 -- % of Total Fund Investments
--------------------------------------------------------------------------------

[PIE CHART OMITTED, PLOT POINTS FOLLOWS]

Warrants (0.0%)
U.S. Treasury Bills (5.0%)
Cash Equivalents (7.0%)
Common Stock (88.0%)

STATEMENT OF NET ASSETS
AS OF JULY 31, 2006


--------------------------------------------------------------------------------

Description                         Shares      Value (000)

--------------------------------------------------------------------------------
Common Stock -- 105.3%
Aerospace/Defense -- 3.1%
Boeing (D)                           133,412   $    10,329
Lockheed Martin (C)                  113,738         9,063
Raytheon                              10,748           484
                                               -----------
Total Aerospace/Defense                             19,876
--------------------------------------------------------------------------------
Agricultural Operations -- 1.5%
Archer-Daniels-Midland (D)           217,435         9,567
                                               -----------
Total Agricultural Operations                        9,567
--------------------------------------------------------------------------------
Apparel Manufacturers -- 0.0%
VF                                     1,707           116
                                               -----------
Total Apparel Manufacturers                            116
--------------------------------------------------------------------------------
Auto-Cars/Light Trucks -- 0.4%
General Motors (D)                    73,678         2,375
                                               -----------
Total Auto-Cars/Light Trucks                         2,375
--------------------------------------------------------------------------------
Beverages-Non-Alcoholic -- 0.6%
Coca-Cola Enterprises (D)            137,488         2,951
Pepsi Bottling Group                  23,461           780
                                               -----------
Total Beverages-Non-Alcoholic                        3,731
--------------------------------------------------------------------------------
Beverages-Wine/Spirits -- 0.3%
Brown-Forman, Cl B (D)                26,934         1,978
                                               -----------
Total Beverages-Wine/Spirits                         1,978
--------------------------------------------------------------------------------
Cable TV -- 0.5%
Comcast, Cl A* (D)                    94,335         3,243
                                               -----------
Total Cable TV                                       3,243
--------------------------------------------------------------------------------
Chemicals-Diversified -- 0.3%
Dow Chemical (D)                      47,072         1,628
                                               -----------
Total Chemicals-Diversified                          1,628
--------------------------------------------------------------------------------
Chemicals-Specialty -- 1.4%
Ashland (D)                           82,239         5,470
Hercules* (C)                        232,482         3,231
                                               -----------
Total Chemicals-Specialty                            8,701
--------------------------------------------------------------------------------
Coatings/Paint -- 0.2%
Sherwin-Williams                      21,030         1,064
                                               -----------
Total Coatings/Paint                                 1,064
--------------------------------------------------------------------------------
Commercial Banks-Eastern US -- 0.0%
North Fork Bancorporation              5,155           146
                                               -----------
Total Commercial Banks-Eastern US                      146
--------------------------------------------------------------------------------
Commercial Services -- 0.1%
Convergys* (D)                        28,240           539
                                               -----------
Total Commercial Services                              539
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Description                         Shares     Value (000)

--------------------------------------------------------------------------------
Computer Aided Design -- 0.4%
Autodesk* (D)                          8,891   $       303
Parametric Technology*               133,448         2,063
                                               -----------
Total Computer Aided Design                          2,366
--------------------------------------------------------------------------------
Computer Services -- 1.5%
Computer Sciences* (D)                57,321         3,003
Electronic Data Systems (D)          290,673         6,947
                                               -----------
Total Computer Services                              9,950
--------------------------------------------------------------------------------
Computers -- 6.3%
Apple Computer* (D)                   16,896         1,148
Dell* (D)                            181,851         3,942
Hewlett-Packard (C)                  473,675        15,115
International Business Machines (C)  262,131        20,292
                                               -----------
Total Computers                                     40,497
--------------------------------------------------------------------------------
Computers-Integrated Systems -- 1.4%
NCR* (C)                             286,951         9,223
                                               -----------
Total Computers-Integrated Systems                   9,223
--------------------------------------------------------------------------------
Computers-Peripheral Equipment -- 0.1%
Lexmark International, Cl A* (C)      14,714           795
                                               -----------
Total Computers-Peripheral Equipment                   795
--------------------------------------------------------------------------------
Containers-Paper/Plastic -- 0.3%
Pactiv*                               83,175         2,039
                                               -----------
Total Containers-Paper/Plastic                       2,039
--------------------------------------------------------------------------------
Distribution/Wholesale -- 0.3%
W.W. Grainger (D)                     28,976         1,799
                                               -----------
Total Distribution/Wholesale                         1,799
--------------------------------------------------------------------------------
Diversified Manufacturing Operations -- 2.9%
Cooper Industries, Cl A (D)           16,601         1,430
General Electric (D)                 224,734         7,347
Parker Hannifin                      136,471         9,859
                                               -----------
Total Diversified Manufacturing Operations          18,636
--------------------------------------------------------------------------------
E-Commerce/Products -- 0.6%
Amazon.com* (D)                      150,008         4,034
                                               -----------
Total E-Commerce/Products                            4,034
--------------------------------------------------------------------------------
Electric-Generation -- 0.6%
AES* (D)                             196,648         3,905
                                               -----------
Total Electric-Generation                            3,905
--------------------------------------------------------------------------------
Electric-Integrated -- 2.6%
Centerpoint Energy (D)               161,163         2,214
CMS Energy* (D)                       27,420           384
Constellation Energy Group (D)         3,488           202
Edison International (D)             192,725         7,975
Entergy (D)                           30,433         2,346
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
AS OF JULY 31, 2006


--------------------------------------------------------------------------------

Description                         Shares      Value (000)

--------------------------------------------------------------------------------
Electric-Integrated -- continued
FirstEnergy (D)                       37,869   $     2,121
Public Service Enterprise Group        4,780           322
Xcel Energy                           48,386           970
                                               -----------
Total Electric-Integrated                           16,534
--------------------------------------------------------------------------------
Electronic Components-Miscellaneous -- 0.2%
Jabil Circuit (C)                     42,145           974
                                               -----------
Total Electronic Components-Miscellaneous              974
--------------------------------------------------------------------------------
Electronic Components-Semiconductors -- 3.0%
Advanced Micro Devices* (D)           32,561           631
Freescale Semiconductor, Cl B* (D)   238,663         6,807
Intel (C)                                641            12
Micron Technology* (C)                13,471           210
Nvidia*                              106,617         2,359
Texas Instruments                    313,198         9,327
                                               -----------
Total Electronic Components-Semiconductors          19,346
--------------------------------------------------------------------------------
Engineering/R&D Services -- 0.3%
Fluor (D)                             24,887         2,186
                                               -----------
Total Engineering/R&D Services                       2,186
--------------------------------------------------------------------------------
Fiduciary Banks -- 0.9%
State Street                         100,231         6,020
                                               -----------
Total Fiduciary Banks                                6,020
--------------------------------------------------------------------------------
Finance-Commercial -- 1.6%
CIT Group (D)                        225,153        10,337
                                               -----------
Total Finance-Commercial                            10,337
--------------------------------------------------------------------------------
Finance-Credit Card -- 0.5%
American Express (D)                  39,548         2,059
Capital One Financial (D)             14,841         1,148
                                               -----------
Total Finance-Credit Card                            3,207
--------------------------------------------------------------------------------
Finance-Investment Banker/Broker -- 6.2%
Citigroup (D)                        135,875         6,564
Goldman Sachs Group (D)               34,993         5,345
JPMorgan Chase (C)                   371,297        16,939
Lehman Brothers Holdings (C)          59,038         3,834
Merrill Lynch (C)                     30,041         2,188
Morgan Stanley (C)                    80,131         5,329
                                               -----------
Total Finance-Investment Banker/Broker              40,199
--------------------------------------------------------------------------------
Food-Dairy Products -- 2.0%
Dean Foods* (D)                      350,109        13,140
                                               -----------
Total Food-Dairy Products                           13,140
--------------------------------------------------------------------------------
Food-Retail -- 0.9%
Kroger (C)                           166,659         3,821
Safeway                               75,633         2,124
                                               -----------
Total Food-Retail                                    5,945
------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Description                         Shares     Value (000)

--------------------------------------------------------------------------------
Food-Wholesale/Distribution -- 0.7%
Supervalu                              5,934   $       161
Sysco                                153,337         4,232
                                               -----------
Total Food-Wholesale/Distribution                    4,393
--------------------------------------------------------------------------------
Gold Mining -- 0.1%
Newmont Mining                        15,092           773
                                               -----------
Total Gold Mining                                      773
--------------------------------------------------------------------------------
Health Care Cost Containment -- 2.1%
McKesson (C)                         273,100        13,761
                                               -----------
Total Health Care Cost Containment                  13,761
--------------------------------------------------------------------------------
Hotels & Motels -- 1.5%
Marriott International, Cl A (C)     279,747         9,841
                                               -----------
Total Hotels & Motels                                9,841
--------------------------------------------------------------------------------
Instruments-Scientific -- 0.2%
Fisher Scientific International* (D)  14,476         1,073
                                               -----------
Total Instruments-Scientific                         1,073
--------------------------------------------------------------------------------
Insurance Brokers -- 1.0%
AON (D)                              177,148         6,064
Marsh & McLennan (C)                  22,591           610
                                               -----------
Total Insurance Brokers                              6,674
--------------------------------------------------------------------------------
Internet Security -- 0.0%
VeriSign*                              3,643            65
                                               -----------
Total Internet Security                                 65
--------------------------------------------------------------------------------
Life/Health Insurance -- 0.9%
Cigna (D)                             32,397         2,956
Prudential Financial                  34,835         2,740
                                               -----------
Total Life/Health Insurance                          5,696
--------------------------------------------------------------------------------
Machinery-Construction & Mining -- 1.5%
Caterpillar (D)                      139,872         9,913
                                               -----------
Total Machinery-Construction & Mining                9,913
--------------------------------------------------------------------------------
Medical Instruments -- 0.0%
Boston Scientific* (D)                12,421           211
                                               -----------
Total Medical Instruments                              211
--------------------------------------------------------------------------------
Medical Products -- 3.2%
Baxter International (D)             156,008         6,552
Becton Dickinson (D)                  54,860         3,617
Johnson & Johnson (C)                166,079        10,388
                                               -----------
Total Medical Products                              20,557
--------------------------------------------------------------------------------
Medical-Drugs -- 0.8%
Pfizer                                56,122         1,459
Wyeth                                 76,918         3,728
                                               -----------
Total Medical-Drugs                                  5,187
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description                         Shares      Value (000)

--------------------------------------------------------------------------------
Medical-HMO -- 0.2%
Humana* (C)                           20,345   $     1,138
                                               -----------
Total Medical-HMO                                    1,138
--------------------------------------------------------------------------------
Medical-Hospitals -- 0.1%
HCA (C)                               12,500           614
                                               -----------
Total Medical-Hospitals                                614
--------------------------------------------------------------------------------
Medical-Wholesale Drug Distributors -- 3.9%
AmerisourceBergen (D)                190,497         8,191
Cardinal Health (D)                  252,256        16,901
                                               -----------
Total Medical-Wholesale Drug Distributors           25,092
--------------------------------------------------------------------------------
Multi-Line Insurance -- 6.3%
American International Group (D)      98,581         5,981
Hartford Financial Services Group (C) 60,762         5,155
Loews (C)                            449,209        16,648
Metlife (C)                          251,620        13,084
                                               -----------
Total Multi-Line Insurance                          40,868
--------------------------------------------------------------------------------
Multimedia -- 1.7%
Meredith (C)                           4,063           192
News, Cl A                           187,378         3,605
Walt Disney (D)                      247,028         7,334
                                               -----------
Total Multimedia                                    11,131
--------------------------------------------------------------------------------
Networking Products -- 0.2%
Cisco Systems* (D)                    55,734           995
                                               -----------
Total Networking Products                              995
--------------------------------------------------------------------------------
Non-Hazardous Waste Disposal -- 0.2%
Allied Waste Industries* (D)         104,087         1,057
                                               -----------
Total Non-Hazardous Waste Disposal                   1,057
--------------------------------------------------------------------------------
Office Automation & Equipment -- 0.8%
Xerox*                               360,985         5,086
                                               -----------
Total Office Automation & Equipment                  5,086
--------------------------------------------------------------------------------
Oil & Gas Drilling -- 0.3%
Nabors Industries* (C)                63,576         2,245
                                               -----------
Total Oil & Gas Drilling                             2,245
--------------------------------------------------------------------------------
Oil Companies-Exploration & Production -- 0.5%
Kerr-McGee (C)                        46,924         3,294
                                               -----------
Total Oil Companies-Exploration &
    Production                                       3,294
--------------------------------------------------------------------------------
Oil Companies-Integrated -- 9.9%
Chevron (D)                           65,436         4,304
ConocoPhillips (D)                   135,403         9,294
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Description                         Shares     Value (000)

--------------------------------------------------------------------------------
Oil Companies-Integrated -- continued
Exxon Mobil                          546,630   $    37,029
Marathon Oil (C)                     143,186        12,978
                                               -----------
Total Oil Companies-Integrated                      63,605
--------------------------------------------------------------------------------
Oil Refining & Marketing -- 0.5%
Sunoco                                21,108         1,468
Valero Energy                         26,049         1,756
                                               -----------
Total Oil Refining & Marketing                       3,224
--------------------------------------------------------------------------------
Oil-Field Services -- 0.2%
Halliburton (C)                       37,766         1,260
                                               -----------
Total Oil-Field Services                             1,260
--------------------------------------------------------------------------------
Paper & Related Products -- 1.7%
International Paper (C)              322,642        11,076
                                               -----------
Total Paper & Related Products                      11,076
--------------------------------------------------------------------------------
Pharmacy Services -- 2.3%
Express Scripts* (D)                 104,949         8,084
Medco Health Solutions* (C)          109,872         6,519
                                               -----------
Total Pharmacy Services                             14,603
--------------------------------------------------------------------------------
Photo Equipment & Supplies -- 0.4%
Eastman Kodak (D)                    107,312         2,388
                                               -----------
Total Photo Equipment & Supplies                     2,388
--------------------------------------------------------------------------------
Property/Casualty Insurance -- 0.7%
Progressive                           42,709         1,033
Safeco                                10,537           566
St Paul Travelers                     62,185         2,848
                                               -----------
Total Property/Casualty Insurance                    4,447
--------------------------------------------------------------------------------
Quarrying -- 1.5%
Vulcan Materials                     148,896         9,972
                                               -----------
Total Quarrying                                      9,972
--------------------------------------------------------------------------------
REITs-Apartments -- 0.5%
Apartment Investment &
   Management, Cl A (D)               69,153         3,326
                                               -----------
Total REITs-Apartments                               3,326
--------------------------------------------------------------------------------
REITs-Regional Malls -- 0.5%
Simon Property Group                  41,103         3,515
                                               -----------
Total REITs-Regional Malls                           3,515
--------------------------------------------------------------------------------
REITs-Storage -- 0.0%
Public Storage                         3,568           286
                                               -----------
Total REITs-Storage                                    286
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
AS OF JULY 31, 2006


--------------------------------------------------------------------------------

Description                         Shares      Value (000)

--------------------------------------------------------------------------------
Retail-Apparel/Shoe -- 0.1%
Nordstrom (C)                         27,002   $       926
                                               -----------
Total Retail-Apparel/Shoe                              926
--------------------------------------------------------------------------------
Retail-Automobile -- 0.2%
Autonation* (D)                       49,937           984
                                               -----------
Total Retail-Automobile                                984
--------------------------------------------------------------------------------
Retail-Building Products -- 2.1%
Home Depot (C)                       268,917         9,334
Lowe's (C)                           141,758         4,019
                                               -----------
Total Retail-Building Products                      13,353
--------------------------------------------------------------------------------
Retail-Consumer Electronics -- 0.1%
Best Buy (D)                          11,239           510
                                               -----------
Total Retail-Consumer Electronics                      510
--------------------------------------------------------------------------------
Retail-Discount -- 1.5%
Costco Wholesale (D)                  74,527         3,932
Target                                90,282         4,146
Wal-Mart Stores                       37,724         1,678
                                               -----------
Total Retail-Discount                                9,756
--------------------------------------------------------------------------------
Retail-Major Department Store -- 0.6%
J.C. Penney (C)                       57,035         3,591
                                               -----------
Total Retail-Major Department Store                  3,591
--------------------------------------------------------------------------------
Retail-Regional Department Store -- 0.4%
Federated Department Stores (D)       76,620         2,690
                                               -----------
Total Retail-Regional Department Store               2,690
--------------------------------------------------------------------------------
Retail-Restaurants -- 0.6%
Darden Restaurants (D)               105,939         3,581
                                               -----------
Total Retail-Restaurants                             3,581
--------------------------------------------------------------------------------
S&L/Thrifts-Western US -- 0.1%
Golden West Financial (D)              5,313           391
Washington Mutual                      4,250           190
                                               -----------
Total S&L/Thrifts-Western US                           581
--------------------------------------------------------------------------------
Super-Regional Banks-US -- 5.2%
Bank of America (D)                  211,963        10,923
PNC Financial Services Group         161,063        11,410
Wachovia                              73,093         3,920
Wells Fargo                           96,481         6,979
                                               -----------
Total Super-Regional Banks-US                       33,232
--------------------------------------------------------------------------------
Telecommunications Equipment -- 0.1%
Lucent Technologies* (C)             179,417           382
                                               -----------
Total Telecommunications Equipment                     382
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Description                          Shares    Value (000)

--------------------------------------------------------------------------------
Telecommunications Services -- 0.2%
Embarq* (D)                           27,222   $     1,232
                                               -----------
Total Telecommunications Services                    1,232
--------------------------------------------------------------------------------
Telephone-Integrated -- 3.1%
BellSouth (D)                         73,974         2,898
Qwest Communications International*  504,155         4,028
Sprint Nextel                        674,506        13,355
                                               -----------
Total Telephone-Integrated                          20,281
--------------------------------------------------------------------------------
Tobacco -- 1.2%
Altria Group (C)                     100,170         8,011
                                               -----------
Total Tobacco                                        8,011
--------------------------------------------------------------------------------
Tools-Hand Held -- 0.3%
Black & Decker (D)                    23,244         1,639
                                               -----------
Total Tools-Hand Held                                1,639
--------------------------------------------------------------------------------
Toys -- 0.2%
Hasbro (C)                            84,309         1,577
                                               -----------
Total Toys                                           1,577
--------------------------------------------------------------------------------
Transport-Rail -- 0.0%
CSX (D)                                3,698           224
                                               -----------
Total Transport-Rail                                   224
--------------------------------------------------------------------------------
Transport-Services -- 2.6%
FedEx (D)                            102,884        10,773
Ryder System                          40,216         2,027
United Parcel Service, Cl B           57,942         3,993
                                               -----------
Total Transport-Services                            16,793
--------------------------------------------------------------------------------
Web Portals/ISP -- 0.7%
Google, Cl A* (D)                     11,869         4,589
                                               -----------
Total Web Portals/ISP                                4,589
--------------------------------------------------------------------------------
Wireless Equipment -- 0.6%
Motorola (C)                         183,686         4,181
                                               -----------
Total Wireless Equipment                             4,181
                                               -----------
Total Common Stock (Cost $653,425)                 679,575
--------------------------------------------------------------------------------
Cash Equivalents -- 8.4%
HighMark Diversified Money
   Market Fund, Fiduciary Class,
   4.932% (E)                      5,636,691         5,637
Union Bank of California Money
   Market Unlimited Fund,
   4.393% (E)                     48,661,307        48,661
                                               -----------
Total Cash Equivalents (Cost $54,298)               54,298
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Face Amount
Description                   (000)/Shares      Value (000)

--------------------------------------------------------------------------------
Treasury Bill -- 5.9%
U.S. Treasury Bill (A)(B)
   5.100%, 01/11/07                  $39,240   $    38,373
                                               -----------
Total Treasury Bill (Cost $38,362)                  38,373
--------------------------------------------------------------------------------
Warrants -- 0.0%
Raytheon++                               528             7
                                               -----------
Total Warrants (Cost $ --)                               7
--------------------------------------------------------------------------------
Total Investments -- 119.6%
    (Cost $746,085)                                772,253
--------------------------------------------------------------------------------
Securities Sold Short -- (17.4)%
Auto-Medium & Heavy Duty Trucks -- (0.7)%
Paccar                               (60,749)       (4,905)
                                               -----------
Total Auto-Medium & Heavy Duty Trucks               (4,905)
--------------------------------------------------------------------------------
Casino Services -- (0.3)%
International Game Technology        (47,977)       (1,855)
                                               -----------
Total Casino Services                               (1,855)
--------------------------------------------------------------------------------
Commercial Banks-Eastern US -- (0.3)%
Commerce Bancorp                     (61,026)       (2,073)
                                               -----------
Total Commercial Banks-Eastern US                   (2,073)
--------------------------------------------------------------------------------
Commercial Services-Finance -- (0.9)%
Moody's                               (8,542)         (469)
Paychex                             (151,075)       (5,164)
                                               -----------
Total Commercial Services-Finance                   (5,633)
--------------------------------------------------------------------------------
Computers-Memory Devices -- (0.0)%
Sandisk*                              (4,068)         (190)
                                               -----------
Total Computers-Memory Devices                        (190)
--------------------------------------------------------------------------------
Containers-Metal/Glass -- (0.1)%
Ball                                 (18,754)         (718)
                                               -----------
Total Containers-Metal/Glass                          (718)
--------------------------------------------------------------------------------
Electric-Integrated -- (0.9)%
Pinnacle West Capital               (120,057)       (5,164)
Teco Energy                          (31,078)         (495)
                                               -----------
Total Electric-Integrated                           (5,659)
--------------------------------------------------------------------------------
Electronic Components-Semiconductors -- (0.4)%
PMC-Sierra*                         (532,882)       (2,723)
                                               -----------
Total Electronic Components-
   Semiconductors                                   (2,723)
--------------------------------------------------------------------------------
Financial Guarantee Insurance -- (1.0)%
Ambac Financial Group                (12,306)       (1,022)
MBIA                                 (88,378)       (5,198)
                                               -----------
Total Financial Guarantee Insurance                 (6,220)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Description                          Shares    Value (000)

--------------------------------------------------------------------------------
Food-Confectionery -- (0.1)%
Wm. Wrigley Jr.                       (9,826)  $      (451)
                                               -----------
Total Food-Confectionery                              (451)
--------------------------------------------------------------------------------
Food-Retail -- (1.0)%
Whole Foods Market                  (110,394)       (6,349)
                                               -----------
Total Food-Retail                                   (6,349)
--------------------------------------------------------------------------------
Human Resources -- (0.2)%
Monster Worldwide*                   (30,891)       (1,236)
                                               -----------
Total Human Resources                               (1,236)
--------------------------------------------------------------------------------
Independent Power Producer -- (0.3)%
Dynegy, Cl A*                       (334,659)       (1,884)
                                               -----------
Total Independent Power Producer                    (1,884)
--------------------------------------------------------------------------------
Internet Security -- (1.0)%
Symantec*                           (371,781)       (6,458)
                                               -----------
Total Internet Security                             (6,458)
--------------------------------------------------------------------------------
Investment Management/Advisory Services -- (0.6)%
Janus Capital Group                 (227,047)       (3,676)
                                               -----------
Total Investment Management/
   Advisory Services                                (3,676)
--------------------------------------------------------------------------------
Medical Instruments -- (0.4)%
St. Jude Medical*                    (70,580)       (2,604)
                                               -----------
Total Medical Instruments                           (2,604)
--------------------------------------------------------------------------------
Medical-Biomedical/Genetic -- (0.2)%
Biogen Idec*                         (13,808)         (582)
Medimmune*                           (28,934)         (734)
                                               -----------
Total Medical-Biomedical/Genetic                    (1,316)
--------------------------------------------------------------------------------
Medical-Drugs -- (0.9)%
Allergan                             (52,960)       (5,712)
                                               -----------
Total Medical-Drugs                                 (5,712)
--------------------------------------------------------------------------------
Medical-Hospitals -- (0.5)%
Health Management Associates, Cl A  (166,247)       (3,380)
                                               -----------
Total Medical-Hospitals                             (3,380)
--------------------------------------------------------------------------------
Networking Products -- (0.4)%
Juniper Networks*                   (201,118)       (2,705)
                                               -----------
Total Networking Products                           (2,705)
--------------------------------------------------------------------------------
Oil Companies-Exploration & Production -- (0.4)%
Chesapeake Energy                    (45,499)       (1,497)
EOG Resources                        (15,925)       (1,181)
                                               -----------
Total Oil Companies-
   Exploration & Production                         (2,678)
--------------------------------------------------------------------------------

OLD MUTUAL ANALYTIC DEFENSIVE EQUITY FUND -- concluded
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
AS OF JULY 31, 2006


--------------------------------------------------------------------------------

Description                         Shares      Value (000)

--------------------------------------------------------------------------------
Paper & Related Products -- (1.1)%
Louisiana-Pacific                   (339,399)  $    (6,788)
MeadWestvaco                         (19,557)         (511)
                                               -----------
Total Paper & Related Products                      (7,299)
--------------------------------------------------------------------------------
Pipelines -- (1.3)%
El Paso                             (160,583)       (2,569)
Williams                            (252,464)       (6,122)
                                               -----------
Total Pipelines                                     (8,691)
--------------------------------------------------------------------------------
Power Conversion/Supply Equipment -- (0.3)%
American Power Conversion            (96,569)       (1,630)
                                               -----------
Total Power Conversion/
   Supply Equipment                                 (1,630)
--------------------------------------------------------------------------------
Publishing-Newspapers -- (0.5)%
Gannett                              (61,111)       (3,185)
                                               -----------
Total Publishing-Newspapers                         (3,185)
--------------------------------------------------------------------------------
Retail-Consumer Electronics -- (0.1)%
RadioShack                           (29,315)         (474)
                                               -----------
Total Retail-Consumer Electronics                     (474)
--------------------------------------------------------------------------------
Retail-Jewelry -- (1.0)%
Tiffany                             (202,479)       (6,396)
                                               -----------
Total Retail-Jewelry                                (6,396)
--------------------------------------------------------------------------------
Semiconductor Equipment -- (0.5)%
KLA-Tencor                           (41,029)       (1,731)
Teradyne*                           (114,665)       (1,507)
                                               -----------
Total Semiconductor Equipment                       (3,238)
--------------------------------------------------------------------------------
Telecommunications Equipment -- (0.2)%
Comverse Technology*                 (64,065)       (1,242)
                                               -----------
Total Telecommunications Equipment                  (1,242)
--------------------------------------------------------------------------------
Telecommunications Equipment-
Fiber Optics -- (0.2)%
Ciena*                              (250,670)         (909)
JDS Uniphase*                       (220,549)         (470)
                                               -----------
Total Telecommunications
   Equipment-Fiber Optics                           (1,379)
--------------------------------------------------------------------------------
Telephone-Integrated -- (0.8)%
Centurytel                          (133,558)       (5,151)
                                               -----------
Total Telephone-Integrated                          (5,151)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                     Shares/
Description                         Contracts   Value (000)

--------------------------------------------------------------------------------
Television -- (0.8)%
CBS, Cl B                           (195,376)  $    (5,359)
                                               -----------
Total Television                                    (5,359)
                                               -----------
Total Securities Sold Short
(Proceeds $(116,213))                             (112,469)
--------------------------------------------------------------------------------
Written Index Option Contracts -- (2.9)%
CBOE Technology Index
   August 2006 540 Call                 (425)       (1,368)
PHLX Bank Index
   August 2006 108 Call               (2,125)         (808)
PHLX Gold/Silver Index
   August 2006 135 Call               (1,700)       (1,564)
PHLX Semiconductor Index
   August 2006 390 Call                 (600)       (1,560)
S&P 500 Index
   August 2006 1,230 Call               (775)       (3,914)
S&P 500 Index
   August 2006 1,240 Call             (2,200)       (9,460)
                                               -----------
Total Written Index Option Contracts
(Proceeds $(10,585))                               (18,674)
--------------------------------------------------------------------------------
Other Assets and Liabilities -- 0.7%
Payable for Investment Advisory Fees                  (243)
Payable for Administration Fees                        (65)
Payable for Distribution Fees                         (225)
Other Assets and Liabilities, Net                    4,912
--------------------------------------------------------------------------------
Total Other Assets and Liabilities                   4,379
--------------------------------------------------------------------------------
Net Assets -- 100.0%                            $   645,489
--------------------------------------------------------------------------------

Net Assets:
Paid-in-capital ($0.001 par value, unlimited
   authorization)                              $   621,431
Accumulated net investment loss                       (431)
Accumulated net realized loss on
   investments, securities sold short,
   futures contracts and written
   option contracts                                  (2,601)
Unrealized appreciation on investments,
   securities sold short and written
   option contracts                                 21,823
Unrealized appreciation on futures contracts         4,776
Unrealized appreciation on forward
   foreign currency contracts and translation of
   other assets and liabilities denominated in
   foreign currency                                    491
                                               -----------
Net Assets                                     $   645,489
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description                                         Value

--------------------------------------------------------------------------------
Net Asset Value and Redemption
   Price Per Share -- Class A
   ($295,094,642 / 22,342,261 shares)                  $13.21
--------------------------------------------------------------------------------
Maximum Offering
   Price Per Share -- Class A
   ($13.21/94.25%)                                     $14.02
--------------------------------------------------------------------------------
Net Asset Value and Offering
   Price Per Share -- Class C+
   ($202,765,929 / 15,461,530 shares)                  $13.11
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
   Price Per Share -- Class Z
   ($140,795,105 / 10,658,740 shares)                  $13.21
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
   Price Per Share -- Institutional Class
   ($6,832,932 / 517,331 shares)                       $13.21
--------------------------------------------------------------------------------


 * Non-income producing security.
 + Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
++ Securities fair valued using methods determined in good faith according to procedures adopted by the Fair Valuation Committee of the Board of Trustees. At July 31, 2006, the total value of these securities was $7 (000), representing 0.0% of the net assets of the Fund.
(A) -- All or a portion of this security has been pledged as collateral for open future contracts.
(B) -- The rate reported is the effective yield at time of purchase.
(C) -- All or a portion of this security is held as collateral for short sales.
(D) -- All or a portion of this security has been pledged as collateral on open written option contracts.
(E) -- Rate shown is the 7-day effective yield at July 31, 2006.
Cl -- Class
HMO -- Health Maintenance Organization
ISP -- Internet Service Provider
R&D -- Research and Development
REITs -- Real Estate Investment Trusts
S&L -- Savings and Loan
Cost figures are shown with "000's" omitted.
Amounts designated as "--" are either 0 or have been rounded to 0.



--------------------------------------------------------------------------------

Description

--------------------------------------------------------------------------------
The Fund had the following futures contracts open as of July 31, 2006:

                           Number                                   Unrealized
                             of       Contract        Expiration   Appreciation
Contract Description     Contracts      Value            Date     (Depreciation)
--------------------     ---------  ------------      ----------  --------------
Amsterdam Index              654    $ 75,251,430        08/18/06    $4,666,746
CAC40 Index                1,055      67,635,288        08/20/06     3,677,799
OMX Index                  2,202      28,953,168        08/28/06       339,783
DJ Euro Stoxx 50 Index       224      10,571,166        09/15/06       742,183
FTSE 100 Index               229      25,304,246        09/15/06     1,573,852
S&P 500 Index               (124)    (39,735,800)       09/17/06      (480,500)
S&P/MIB Index               (189)    (44,387,095)       09/18/06    (2,307,381)
S&P/TSE 60 Index            (621)    (73,472,742)       09/20/06    (1,843,416)
SPI 200 Index               (608)    (57,878,481)       09/21/06    (1,205,804)
TOPIX Index                  506      69,325,046        09/07/06      (387,303)
                                                                    ----------
                                                                    $4,775,959
                                                                    ==========


The Fund had the following forward currency contracts open as of July 31, 2006:

                                                                           Unrealized
Settlement         Currency                Currency          Contract     Appreciation/
  Date            to Deliver              to Receive           Value      Depreciation)
-----------  ---------------------   --------------------   -----------   -------------
09/20/06     USD       116,564,760   AUD     $156,000,000    119,382,341   $ 2,817,581
09/20/06     USD        40,642,182   CAD       46,000,000     40,726,390        84,208
09/20/06     USD       112,367,553   NOK      710,000,000    115,830,888     3,463,335
09/20/06     USD        29,161,150   NZD       47,000,000     28,913,216      (247,934)
09/20/06     USD        66,938,373   SEK      490,000,000     68,335,686     1,397,313
09/20/06     CHF        80,000,000   USD       64,451,885     65,397,808      (945,923)
09/20/06     JPY    13,400,000,000   USD      115,417,743    117,766,825    (2,349,081)
09/20/06     GBP        61,000,000   USD      112,212,367    114,059,845    (1,847,478)
09/20/06     EUR        94,000,000   USD      118,585,418    120,466,715    (1,881,297)
                                                                          ------------
TOTAL                                                                     $    490,724
                                                                          ============


AUD -- Australian Dollar
CAD -- Canadian Dollar
CHF -- Swiss Franc
EUR -- Euro
GBP -- British Pound
JPY -- Japanese Yen
NOK -- Norwegian Krone
NZD -- New Zealand Dollar
SEK -- Swedish Krona
USD -- U.S. Dollar

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL ANALYTIC GLOBAL DEFENSIVE EQUITY FUND
--------------------------------------------------------------------------------
MARKET OVERVIEW
Sub-Advisor: Analytic Investors, Inc.


PERFORMANCE HIGHLIGHTS


O THE OLD MUTUAL ANALYTIC GLOBAL DEFENSIVE EQUITY FUND SLIGHTLY UNDERPERFORMED
  ITS BENCHMARK, THE MSCI WORLD INDEX, FROM INCEPTION (MAY 31, 2006) THROUGH PERIOD END.

O EQUITIES CONTRIBUTED POSITIVELY TO PERFORMANCE DURING THE PERIOD.

O OPTIONS PERFORMANCE WAS FLAT DURING THE PERIOD.



Q.  How did the Fund perform relative to its benchmark?

A. The Old Mutual Analytic Global Defensive Equity Fund's inception date was May 31, 2006. During the period since inception through the one-year period ended July 31, 2006, the Fund's Class A shares gained 0.50% at net asset value. The Fund slightly underperformed its benchmark, the MSCI World Index, which returned 0.59% for the same time period. Performance for all share classes can be found on page 96.


Q.  What investment environment did the Fund face during the past year?

A. Global stock markets were virtually flat since the inception of the Fund, with the MSCI World Index up 0.59% for the two-month period ended July 31, 2006. Although the return was moderate, markets were fairly volatile during the period. For example, at one point during the period the MSCI World Index lost nearly 6%. Additionally, the markets continued to suffer from high energy prices due to fear of an oil supply disruption amid continued violence in the Middle East, concerns over Iran's nuclear research, and North Korea's promise to continue missile tests, which may threaten shipping lines.


Q.  Which market factors influenced the Fund's relative performance?

A. The Fund's equity selections contributed positively to performance relative to the MSCI World Index during the period. Investor behavior observed was fairly consistent with that seen over recent years. As a result, Analytic Investors, Inc.'s ("Analytic") investment process benefited from long positions based on certain valuation characteristics, such as earnings-to-price and book-to-price; and technical characteristics such as price momentum. Investing in short positions based on observed negative trends, such as individual stocks' revenue growth and return on assets, also proved successful overall. Positions held based on a company's dividend payout and tax rate negatively impacted results during the period.

    Options slightly added value over the period primarily as a result of the relatively flat global markets.


Q.  How did portfolio composition affect Fund performance?

A. A long position in Morgan Stanley, a U.S. financial services company, contributed positively to the Fund's performance as the company reported a strong second-quarter profit and beat analysts' estimates. In addition, a long position in U.K.-based Tate & Lyle, a sugar manufacturer, contributed positively as the stock rallied on news that the United States and Mexico reached a key trade deal on sweeteners, raising hopes of better prices for sales of its high-fructose corn syrup in the region. A short position in Ivanhoe Mines, a U.S. mining company, also contributed positively as the stock declined after posting a larger-than-expected first-quarter loss.



Analytic Global Defensive Equity Fund

    Negative contributors to Fund performance during the period included Westfield Group, Irish Life & Permanent (no longer a Fund holding) and CIT Group. A short position in Australian firm, Westfield Group, detracted from performance as the stock rallied when the company announced several large expansion deals. Also detracting from performance was a long position in Irish Life & Permanent (no longer a Fund holding), an Irish financial services company, which declined after warning of a slowdown in the second half of the year. In addition, a long position in CIT Group, a global commercial and consumer finance company, detracted from performance as the company reported a 5% decline in net income, missing analysts' earnings estimates.


Q.  What is the investment outlook for the global stock market?

A. Analytic's investment process is based on the belief that investor preferences change, but change slowly over time. As a result, Analytic continues to emphasize stocks with above-average earnings-to-price and six-month returns as the sub-advisor believes these companies will continue to outperform. In addition, Analytic continues to emphasize certain companies with attractive book-to-price ratios, while deemphasizing companies with higher than average return on assets. Finally, Analytic continues to favor companies with strong price momentum and avoids companies with higher than average revenue growth.

  TOP TEN HOLDINGS
  AS OF JULY 31, 2006

Morgan Stanley                 2.7%
----------------------------------------
Lincoln National               2.3%
----------------------------------------
Lehman Brothers Holdings       2.1%
----------------------------------------
Hitachi                        2.0%
----------------------------------------
Akzo Nobel                     2.0%
----------------------------------------
Federated Department Stores    1.8%
----------------------------------------
Singapore Telecommunications   1.7%
----------------------------------------
Chevron                        1.7%
----------------------------------------
BHP Billiton                   1.6%
----------------------------------------
Comcast, Cl A                  1.6%
----------------------------------------
As a % of Total
Fund Investments              19.5%
----------------------------------------

                                           Analytic Global Defensive Equity Fund

--------------------------------------------------------------------------------
PERFORMANCE AND PORTFOLIO SUMMARY


Total Return as of July 31, 2006
--------------------------------------------------------------------------------
                                                 Inception            Since
                                                   Date            Inception*
--------------------------------------------------------------------------------
Class A with load                                05/31/06            (5.28)%
Class A without load                             05/31/06             0.50%
Class C with load                                05/31/06            (0.70)%
Class C without load                             05/31/06             0.30%
Class Z                                          05/31/06             0.40%
Institutional Class                              05/31/06             0.50%
MSCI World Index                                 05/31/06             0.59%
--------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1 and 2. *Not annualized.


Fund Performance
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                        OM                       OM                      OM                         OM
                     ANALYTIC                 ANALYTIC                ANALYTIC                   ANALYTIC
                 GLOBAL DEFENSIVE         GLOBAL DEFENSIVE        GLOBAL DEFENSIVE            GLOBAL DEFENSIVE
                   EQUITY FUND,             EQUITY FUND,            EQUITY FUND,               EQUITY FUND,               MSCI
                      CLASS A                  CLASS C                 CLASS Z             INSTITUTIONAL CLASS,       WORLD INDEXS
5/31/06                 $9425                   $10000                 $10000                    $10000                  $10000
7/31/2006                9472                     9930                  10040                     10050                   10059

Past performance is not a guarantee of future results. The graph above compares an investment made in each of the Fund's share classes on the inception date of 05/31/06 to an investment made in an unmanaged securities index on that date. The performance of the Fund's Class A shares shown in the line graph takes into account the maximum initial sales charge. Performance for the Fund's Class C shares assumes the payment of a contingent deferred sales load, which is charged on investments held less than one year. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


Asset Class Weightings as of July 31, 2006 -- % of Total Fund Investments
--------------------------------------------------------------------------------

[PIE CHART OMITTED, PLOT POINTS FOLLOWS]

Foreign Preferred Stock (0.3%)
Repurchase Agreement (6.8%)
Common Stock (40.6%)
Foreign Common Stock (52.3%)

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2006


--------------------------------------------------------------------------------

Description                          Shares    Value (000)

--------------------------------------------------------------------------------
Common Stock -- 44.4%
Aerospace/Defense -- 1.5%
Northrop Grumman (C)                      70   $         5
Raytheon (C)                             844            38
                                               -----------
Total Aerospace/Defense                                 43
--------------------------------------------------------------------------------
Auto-Cars/Light Trucks -- 0.1%
General Motors (C)                       100             3
                                               -----------
Total Auto-Cars/Light Trucks                             3
--------------------------------------------------------------------------------
Auto/Truck Parts & Equipment-Original -- 0.5%
Johnson Controls (C)                     186            14
                                               -----------
Total Auto/Truck Parts & Equipment-Original             14
--------------------------------------------------------------------------------
Cable TV -- 2.1%
Comcast, Cl A* (C)                     1,486            51
DIRECTV* (C)                             517             9
                                               -----------
Total Cable TV                                          60
--------------------------------------------------------------------------------
Computer Services -- 1.8%
Computer Sciences* (C)                   200            10
Electronic Data Systems (C)            1,797            43
                                               -----------
Total Computer Services                                 53
--------------------------------------------------------------------------------
Computers -- 1.2%
Hewlett-Packard (C)                    1,118            36
                                               -----------
Total Computers                                         36
--------------------------------------------------------------------------------
Diversified Manufacturing Operations -- 1.3%
General Electric (C)                   1,000            33
Tyco                                     200             5
                                               -----------
Total Diversified Manufacturing Operations              38
--------------------------------------------------------------------------------
Electric-Integrated -- 1.4%
Duke Energy (C)                          777            23
FirstEnergy (C)                          303            17
                                               -----------
Total Electric-Integrated                               40
--------------------------------------------------------------------------------
Electronic Components-Miscellaneous -- 0.2%
Jabil Circuit (C)                        200             5
                                               -----------
Total Electronic Components-Miscellaneous                5
--------------------------------------------------------------------------------
Finance-Commercial -- 1.2%
CIT Group (C)                            746            34
                                               -----------
Total Finance-Commercial                                34
--------------------------------------------------------------------------------
Finance-Investment Banker/Broker -- 8.1%
E*Trade Financial* (C)                   200             5
Goldman Sachs Group (C)                  238            36
Lehman Brothers Holdings (C)           1,019            66
Merrill Lynch (C)                        570            42
Morgan Stanley (C)                     1,279            85
                                               -----------
Total Finance-Investment Banker/Broker                 234
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Description                          Shares    Value (000)

--------------------------------------------------------------------------------
Finance-Mortgage Loan/Banker -- 0.5%
Countrywide Financial (C)                164   $         6
Freddie Mac (C)                          168            10
                                               -----------
Total Finance-Mortgage Loan/Banker                      16
--------------------------------------------------------------------------------
Financial Guarantee Insurance -- 0.2%
Radian Group (C)                         114             7
                                               -----------
Total Financial Guarantee Insurance                      7
--------------------------------------------------------------------------------
Food-Miscellaneous/Diversified -- 1.5%
Kraft Foods, Cl A (C)                  1,296            42
                                               -----------
Total Food-Miscellaneous/Diversified                    42
--------------------------------------------------------------------------------
Gold Mining -- 0.2%
Newmont Mining (C)                       124             6
                                               -----------
Total Gold Mining                                        6
--------------------------------------------------------------------------------
Human Resources -- 1.4%
Manpower (C)                             650            39
                                               -----------
Total Human Resources                                   39
--------------------------------------------------------------------------------
Investment Management/Advisory Services -- 0.7%
Ameriprise Financial (C)                 433            19
                                               -----------
Total Investment Management/Advisory
    Services                                            19
--------------------------------------------------------------------------------
Life/Health Insurance -- 3.3%
Cigna (C)                                 79             7
Lincoln National (C)                   1,257            71
Prudential Financial (C)                 207            17
                                               -----------
Total Life/Health Insurance                             95
--------------------------------------------------------------------------------
Machinery-Farm -- 0.6%
Deere (C)                                227            16
                                               -----------
Total Machinery-Farm                                    16
--------------------------------------------------------------------------------
Medical-Biomedical/Genetic -- 0.1%
Biogen Idec* (C)                         100             4
                                               -----------
Total Medical-Biomedical/Genetic                         4
--------------------------------------------------------------------------------
Medical-Drugs -- 0.8%
Merck (C)                                586            24
                                               -----------
Total Medical-Drugs                                     24
--------------------------------------------------------------------------------
Medical-Hospitals -- 0.3%
Triad Hospitals* (C)                     200             8
                                               -----------
Total Medical-Hospitals                                  8
--------------------------------------------------------------------------------
Medical-Wholesale Drug Distributors -- 1.3%
AmerisourceBergen (C)                    897            39
                                               -----------
Total Medical-Wholesale Drug Distributors               39
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2006


--------------------------------------------------------------------------------

Description                          Shares    Value (000)

--------------------------------------------------------------------------------
Metal-Diversified -- 0.3%
Freeport-McMoRan Copper & Gold,
Cl B (C)                                 167   $         9
                                               -----------
Total Metal-Diversified                                  9
--------------------------------------------------------------------------------
Networking Products -- 0.3%
Cisco Systems* (C)                       500             9
                                               -----------
Total Networking Products                                9
--------------------------------------------------------------------------------
Oil & Gas Drilling -- 0.2%
Nabors Industries*                       100             4
Rowan (C)                                100             3
                                               -----------
Total Oil & Gas Drilling                                 7
--------------------------------------------------------------------------------
Oil Companies-Exploration & Production -- 0.6%
Chesapeake Energy (C)                    100             3
Kerr-McGee (C)                           138            10
Ultra Petroleum* (C)                      47             3
                                               -----------
Total Oil Companies-Exploration
& Production                                            16
--------------------------------------------------------------------------------
Oil Companies-Integrated -- 3.3%
Chevron (C)                              821            54
Exxon Mobil (C)                          400            27
Occidental Petroleum (C)                 134            15
                                               -----------
Total Oil Companies-Integrated                          96
--------------------------------------------------------------------------------
Pharmacy Services -- 1.1%
Medco Health Solutions* (C)              499            30
Omnicare (C)                              52             2
                                               -----------
Total Pharmacy Services                                 32
--------------------------------------------------------------------------------
Publishing-Newspapers -- 1.4%
Tribune (C)                            1,357            40
                                               -----------
Total Publishing-Newspapers                             40
--------------------------------------------------------------------------------
REITs-Apartments -- 0.3%
Apartment Investment &
   Management, Cl A (C)                  168             8
                                               -----------
Total REITs-Apartments                                   8
--------------------------------------------------------------------------------
Retail-Apparel/Shoe -- 0.3%
Abercrombie & Fitch, Cl A (C)             58             3
Limited Brands (C)                       200             5
                                               -----------
Total Retail-Apparel/Shoe                                8
--------------------------------------------------------------------------------
Retail-Automobile -- 1.0%
Autonation* (C)                        1,430            28
                                               -----------
Total Retail-Automobile                                 28
--------------------------------------------------------------------------------
Retail-Consumer Electronics -- 0.1%
Circuit City Stores (C)                  100             2
                                               -----------
Total Retail-Consumer Electronics                        2
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Description                          Shares    Value (000)

--------------------------------------------------------------------------------
Retail-Major Department Store -- 0.3%
Sears Holdings* (C)                       69   $         9
                                               -----------
Total Retail-Major Department Store                      9
--------------------------------------------------------------------------------
Retail-Regional Department Store -- 2.0%
Federated Department Stores (C)        1,652            58
                                               -----------
Total Retail-Regional Department Store                  58
--------------------------------------------------------------------------------
Super-Regional Banks-US -- 0.4%
PNC Financial Services Group (C)         110             8
US Bancorp (C)                           100             3
                                               -----------
Total Super-Regional Banks-US                           11
--------------------------------------------------------------------------------
Telephone-Integrated -- 0.4%
AT&T (C)                                 374            11
                                               -----------
Total Telephone-Integrated                              11
--------------------------------------------------------------------------------
Transport-Rail -- 1.9%
CSX (C)                                  451            27
Union Pacific (C)                        312            27
                                               -----------
Total Transport-Rail                                    54
--------------------------------------------------------------------------------
Wireless Equipment -- 0.2%
Motorola (C)                             200             5
                                               -----------
Total Wireless Equipment                                 5
                                               -----------
Total Common Stock (Cost $1,269)                     1,278
--------------------------------------------------------------------------------
Foreign Common Stock -- 57.2%
Australia -- 5.2%
BHP Billiton                           2,428            51
Downer EDI                             5,097            29
National Australia Bank                  422            12
Rio Tinto                                737            42
Santos                                 1,881            17
                                               -----------
Total Australia                                        151
--------------------------------------------------------------------------------
Austria -- 1.0%
Wiener Staedtische Versicherung          484            28
                                               -----------
Total Austria                                           28
--------------------------------------------------------------------------------
Belgium -- 0.4%
Barco                                     86             7
KBC Groep                                 37             4
                                               -----------
Total Belgium                                           11
--------------------------------------------------------------------------------
Canada -- 5.3%
ACE Aviation Holdings, Cl A*             200             5
Agrium                                 1,305            32
Algoma Steel                             200             7
Bank of Montreal                         124             7
Bank of Nova Scotia                      271            11
Cott*                                    400             5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description                          Shares    Value (000)

--------------------------------------------------------------------------------
Canada -- continued
Manulife Financial                     1,200   $        38
National Bank of Canada                  200            10
Power Financial                          300             9
Royal Bank of Canada                     300            12
TELUS                                    400            17
                                               -----------
Total Canada                                           153
--------------------------------------------------------------------------------
Denmark -- 0.2%
Jyske Bank*                              100             6
                                               -----------
Total Denmark                                            6
--------------------------------------------------------------------------------
Finland -- 1.4%
Fortum                                 1,343            36
Nokia                                    246             5
                                               -----------
Total Finland                                           41
--------------------------------------------------------------------------------
France -- 3.6%
Air France-KLM                           461            11
AXA                                      111             4
BNP Paribas                               85             8
Bouygues                                 763            38
PPR                                      164            22
Societe Generale                          83            13
Suez*                                    168             7
                                               -----------
Total France                                           103
--------------------------------------------------------------------------------
Germany -- 1.7%
E.ON                                      64             7
Merck KGaA                               404            37
TUI                                      186             4
                                               -----------
Total Germany                                           48
--------------------------------------------------------------------------------
Greece -- 0.5%
Intracom Holdings                        891             6
Technical Olympic                      1,877             7
                                               -----------
Total Greece                                            13
--------------------------------------------------------------------------------
Hong Kong -- 1.5%
Henderson Land Development             3,000            17
Henderson Land Development Rights* (A)   231             --
Hutchison Whampoa                      3,000            27
                                               -----------
Total Hong Kong                                         44
--------------------------------------------------------------------------------
Ireland -- 1.0%
Allied Irish Banks                       367             9
CRH                                      610            20
                                               -----------
Total Ireland                                           29
--------------------------------------------------------------------------------
Italy -- 1.7%
Banca Intesa                           1,555             9
Banche Popolari Unite                    267             7
Italcementi                            1,375            34
                                               -----------
Total Italy                                             50
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Description                          Shares    Value (000)

--------------------------------------------------------------------------------
Japan -- 11.9%
Ajinomoto                              1,000   $        11
Bank of Yokohama                       1,000             8
Canon                                    600            29
CSK Holdings*                            100             4
Glory                                    400             7
Hitachi                               10,000            63
Japan Tobacco                              7            27
Kirin Brewery                          1,000            15
Matsushita Electric Industrial         2,000            42
Mizuho Financial Group                     1             8
NEC                                    1,000             5
NEC Electronics*                         300             9
Nippon Telegraph & Telephone               5            26
Olympus                                1,000            29
Park24*                                  200             6
Pioneer                                  400             7
Seiko Epson                              300             8
Sumitomo                               2,000            28
Terumo                                   300            11
                                               -----------
Total Japan                                            343
--------------------------------------------------------------------------------
Netherlands -- 2.2%
Akzo Nobel                             1,111            62
                                               -----------
Total Netherlands                                       62
--------------------------------------------------------------------------------
New Zealand -- 0.1%
Fletcher Building                        759             4
                                               -----------
Total New Zealand                                        4
--------------------------------------------------------------------------------
Norway -- 1.7%
Norsk Hydro                            1,739            50
                                               -----------
Total Norway                                            50
--------------------------------------------------------------------------------
Portugal -- 0.6%
Cimpor Cimentos de Portugal            2,556            17
                                               -----------
Total Portugal                                          17
--------------------------------------------------------------------------------
Singapore -- 4.1%
Fraser and Neave                       7,000            18
Singapore Telecommunications          33,000            54
UOL Group                             25,000            46
                                               -----------
Total Singapore                                        118
--------------------------------------------------------------------------------
Spain -- 3.2%
Banco Santander Central Hispano (C)    1,103            17
Repsol YPF (C)                         1,499            42
Telefonica (C)                         1,663            28
Union Fenosa                              94             4
                                               -----------
Total Spain                                             91
--------------------------------------------------------------------------------

OLD MUTUAL ANALYTIC GLOBAL DEFENSIVE EQUITY FUND -- concluded
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2006


--------------------------------------------------------------------------------
                                    Shares/Face
Description                        Amount (000)   Value (000)

--------------------------------------------------------------------------------
Sweden -- 1.4%
Ericsson, Cl B                         1,000   $         3
Nordea Bank                              754             9
Skandinaviska Enskilda Banken, Cl A      310             8
Volvo, Cl B (C)                          398            21
                                               -----------
Total Sweden                                            41
--------------------------------------------------------------------------------
Switzerland -- 1.5%
ABB                                      439             6
Adecco                                   106             6
Kuoni Reisen Holding                       7             4
Roche Holding                             37             7
Schindler Holding                        172             9
Swatch Group                              64            11
                                               -----------
Total Switzerland                                       43
--------------------------------------------------------------------------------
United Kingdom -- 7.0%
AstraZeneca (C)                          216            13
Aviva                                    390             5
Barclays (C)                           1,271            15
BG Group (C)                           1,068            15
British Airways*                         550             4
Corus Group                              526             4
Dixons Group                           1,035             4
GKN (C)                                4,313            21
GlaxoSmithKline (C)                      807            22
HSBC Holdings (C)                      1,531            28
Mitchells & Butlers (C)                2,859            29
PartyGaming (C)                        5,496            11
Tate & Lyle (C)                        2,362            30
                                               -----------
Total United Kingdom                                   201
                                               -----------
Total Foreign Common Stock (Cost $1,619)             1,647
--------------------------------------------------------------------------------
Foreign Preferred Stock -- 0.3%
Germany -- 0.3%
Henkel                                    87            10
                                               -----------
Total Foreign Preferred Stock (Cost $10)                10
--------------------------------------------------------------------------------
Repurchase Agreement -- 7.4%
Morgan Stanley
   5.160%, dated 07/31/06, to be
   repurchased 08/01/06, repurchase
   price $212,394 (collateralized by a
   U.S. Government obligation, par value
   $235,000, 3.000%, 10/15/08, total
   market value $224,372) (B)           $212           212
                                               -----------
Total Repurchase Agreement (Cost $212)                 212
--------------------------------------------------------------------------------
Total Investments -- 109.3%
    (Cost $3,110)                                    3,147
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Description                          Shares     Value (000)

--------------------------------------------------------------------------------
Securities Sold Short -- (2.6)%
Broadcast Services/Programming -- (0.7)%
Liberty Media Capital, Cl A*            (228)  $       (19)
                                               -----------
Total Broadcast Services/Programming                   (19)
--------------------------------------------------------------------------------
Cable TV -- (0.1)%
Cablevision Systems, Cl A               (136)           (3)
                                               -----------
Total Cable TV                                          (3)
--------------------------------------------------------------------------------
Computer Services -- (0.6)%
Unisys*                               (3,163)          (16)
                                               -----------
Total Computer Services                                (16)
--------------------------------------------------------------------------------
Containers-Metal/Glass -- (0.1)%
Owens-Illinois*                         (248)           (4)
                                               -----------
Total Containers-Metal/Glass                            (4)
--------------------------------------------------------------------------------
Food-Wholesale/Distribution -- (0.2)%
Sysco                                   (222)           (6)
                                               -----------
Total Food-Wholesale/Distribution                       (6)
--------------------------------------------------------------------------------
Gold Mining -- (0.1)%
Meridian Gold*                          (100)           (3)
                                               -----------
Total Gold Mining                                       (3)
--------------------------------------------------------------------------------
Metal-Aluminum -- (0.3)%
Novelis                                 (500)          (10)
                                               -----------
Total Metal-Aluminum                                   (10)
--------------------------------------------------------------------------------
Radio -- (0.1)%
Sirius Satellite Radio*                 (845)           (4)
                                               -----------
Total Radio                                             (4)
--------------------------------------------------------------------------------
Telecommunications Services -- (0.2)%
Embarq                                  (141)           (6)
                                               -----------
Total Telecommunications Services                       (6)
--------------------------------------------------------------------------------
Television -- (0.2)%
CBS, Cl B                               (200)           (5)
                                               -----------
Total Television                                        (5)
                                               -----------
Total Securities Sold Short
    (Proceeds $(81))                                   (76)
--------------------------------------------------------------------------------
Foreign Securities Sold Short -- (14.0)%
Australia -- (4.9)%
Alumina                               (3,057)          (15)
Axa Asia Pacific Holdings             (2,068)          (10)
Macquarie Bank                           (71)           (3)
Macquarie Communications
   Infrastructure Group               (5,873)          (27)
Perpetual Trustees Australia            (585)          (31)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description                          Shares     Value (000)

--------------------------------------------------------------------------------
Australia -- continued
Suncorp-metway                          (250)  $        (4)
Westfield Group                       (3,635)          (52)
                                               -----------
Total Australia                                       (142)
--------------------------------------------------------------------------------
Austria -- (0.2)%
Flughafen Wien                           (68)           (5)
                                               -----------
Total Austria                                           (5)
--------------------------------------------------------------------------------
Bermuda -- (0.2)%
XL Capital, Cl A                        (100)           (6)
                                               -----------
Total Bermuda                                           (6)
--------------------------------------------------------------------------------
Canada -- (1.8)%
Imperial Oil                            (400)          (14)
Ivanhoe Mines*                        (1,400)           (8)
Shell Canada                            (800)          (28)
                                               -----------
Total Canada                                           (50)
--------------------------------------------------------------------------------
Denmark -- (0.3)%
Topdanmark*                              (75)          (10)
                                               -----------
Total Denmark                                          (10)
--------------------------------------------------------------------------------
Finland -- (0.1)%
Okobank, Cl A                           (200)           (3)
                                               -----------
Total Finland                                           (3)
--------------------------------------------------------------------------------
France -- (0.1)%
Thomson                                 (241)           (4)
                                               -----------
Total France                                            (4)
--------------------------------------------------------------------------------
Germany -- (0.5)%
MLP                                     (780)          (15)
                                               -----------
Total Germany                                          (15)
--------------------------------------------------------------------------------
Japan -- (1.2)%
Central Glass*                        (2,000)          (11)
Daido Steel*                          (1,000)           (8)
Kobe Steel                            (1,000)           (3)
Mitsui Osk Lines*                     (1,000)           (7)
Sumitomo Metal*                       (1,000)           (4)
                                               -----------
Total Japan                                            (33)
--------------------------------------------------------------------------------
New Zealand -- (0.3)%
Telecom Corp of New Zealand*          (3,052)           (8)
                                               -----------
Total New Zealand                                       (8)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                      Shares/
Description                          Contracts Value (000)

--------------------------------------------------------------------------------
Norway -- (0.5)%
Petroleum Geo Services*                  (70)  $        (4)
Tandberg Television*                    (239)           (3)
TGS-Nopec Geophysical*                  (300)           (6)
                                               -----------
Total Norway                                           (13)
--------------------------------------------------------------------------------
Singapore -- (2.1)%
Singapore Airlines                    (1,000)           (8)
Singapore Exchange*                   (9,000)          (21)
Singapore Post                        (7,000)           (5)
Singapore Press Holdings              (4,000)          (10)
Singapore Tech Engineering            (9,000)          (16)
                                               -----------
Total Singapore                                        (60)
--------------------------------------------------------------------------------
Spain -- (0.7)%
Altadis                                 (448)          (21)
                                               -----------
Total Spain                                            (21)
--------------------------------------------------------------------------------
Sweden -- (0.2)%
Kungsleden                              (486)           (6)
                                               -----------
Total Sweden                                            (6)
--------------------------------------------------------------------------------
Switzerland -- (0.9)%
SIG Holding                              (50)          (11)
Zurich Financial Services                (68)          (15)
                                               -----------
Total Switzerland                                      (26)
                                               -----------
Total Foreign Securities Sold Short
(Proceeds $(397))                                     (402)
--------------------------------------------------------------------------------
Written Index Option Contracts -- (2.2)%
S&P 500 Index
   August 2006 1,245 Call                (13)          (49)
S&P 500 Index
   August 2006 1,235 Call                 (3)          (15)
                                               -----------
Total Written Index Option Contracts
(Proceeds $(36))                               $       (64)
--------------------------------------------------------------------------------


Percentages are based on net assets of $2,879 (000).
* Non-income producing security.
(A) -- Security has been fair valued.
(B) -- Tri-Party Repurchase Agreement
(C) -- All or a portion of this security is held as collateral for short sales or open written option contracts.
Cl -- Class
REITs -- Real Estate Investment Trusts
Amounts designated as "--" are either $0 or have been rounded to $0.
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL CLAY FINLAY CHINA FUND
--------------------------------------------------------------------------------
MARKET OVERVIEW
Sub-Advisor: Clay Finlay Inc.


PERFORMANCE HIGHLIGHTS


O THE OLD MUTUAL CLAY FINLAY CHINA FUND OUTPERFORMED ITS BENCHMARK, THE MSCI
  CHINA INDEX.

O RELATIVE RESULTS WERE ENHANCED BY STRONG PERFORMANCE OF THE FUND'S HOLDINGS IN
  THE FINANCIALS, INDUSTRIALS AND MATERIALS SECTORS.

O ENERGY, TELECOMMUNICATIONS SERVICES AND CONSUMER DISCRETIONARY DETRACTED FROM
  RELATIVE PERFORMANCE.


Q.  How did the Fund perform relative to its benchmark?

A. The Old Mutual Clay Finlay China Fund's inception date was December 30, 2005. During the one-year period since inception through July 31, 2006, the Fund's Class A shares gained 32.30% at net asset value. The Fund outperformed its benchmark, the MSCI China Index, which returned 26.99% for the same time period. Performance for all share classes can be found on page 104.


Q.  What investment environment did the Fund face during the past year?

A. The acceleration of economic growth triggered a tightening of economic policy by the Chinese government. Subsequently, interest rates were raised at the end of April, banks' reserve requirement ratios increased from 7.5% to 8.5%, and new measures were imposed to cool down the property market. The ultimate goal of these measures was to reign in the overheating fixed-asset investment market (which gained 31.3% in the first seven months of 2006) and the risk of compounding overcapacity, as well as to limit the inflow of foreign speculative money into the local currency. Domestic consumption remained strong during the period and exports exceeded expectations. The economy did not suffer from higher international oil prices as domestic refined-product prices are still under control. Inflation was not a concern during the period.


Q.  Which market factors influenced the Fund's relative performance?

A. Strong liquidity in Hong Kong, the successful Bank of China IPO, anticipations of further appreciation of the Chinese Yuan and the recovery in China's domestic equity markets were supportive factors for Chinese investors during the period. Strength in the oil sector and telecom giant China Mobile boosted the index. Corporate earnings growth was generally better than expected.


Q.  How did portfolio composition affect Fund performance?

A. The Fund's overweight to the financials sector contributed to performance led by insurance firm, China Life Insurance. Exposure to the industrials and materials sectors also contributed to performance. Investment holding company, Vision Grande Group Holdings (no longer a Fund holding), was a strong performer during the period while CNOOC, a limited producer of offshore crude oil and natural gas, also contributed to the Fund's outperformance.

    While relative results were enhanced by strong performance of the Fund's holdings in industrials, materials and financials; consumer discretionary, energy and telecommunications services detracted from relative performance. Results in outperforming sectors helped the Fund offset the negative impact of its underweight in energy and telecommunications services, which outperformed the benchmark, and to overcome company-specific disappointments in the consumer discretionary sector. Consumer discretionary holdings that detracted from the Fund's performance during the period include, power tools manufacturer, Techtronic Industries; auto parts manufacturer, Norstar Founders Group (no longer a Fund holding); and silk textile company, China Ting Group Holdings. These holdings were the Fund's main detractors during the period.



Clay Finlay China Fund

Q.  What is the investment outlook for the Chinese equity market?

A. Clay Finlay Inc. ("Clay Finlay") believes that economic growth will remain steady in the second half of 2006. As the government begins to take the tightening of economic policy more seriously through both administrative measures and more global financial instruments, Clay Finlay expects a moderate and gradual slow down in gross domestic product ("GDP") growth. Clay Finlay forecasts that the country's GDP growth will decrease from approximately 10% this year to between 8.5 and 9% in 2007 and 2008. It also notes that exports are likely to decelerate in line with softer demand from the United States. Chinese internal consumption, however, is forecasted to maintain strong momentum due to a consistent rise in individual income and the government's policy to favor personal expenditure as the major domestic growth engine.



  TOP TEN HOLDINGS
  AS OF JULY 31, 2006

CNOOC                           8.4%
-----------------------------------------
China Resources Enterprise      3.9%
-----------------------------------------
Cheung Kong Holdings            3.6%
-----------------------------------------
China Life Insurance, Cl H      3.4%
-----------------------------------------
Kingboard Chemcial
Holdings                        3.4%
-----------------------------------------
PetroChina ADR                  3.4%
-----------------------------------------
China Petroleum &
Chemical                        3.3%
-----------------------------------------
Shun Tak Holdings               2.8%
-----------------------------------------
Kingdee International
Software Group                  2.8%
-----------------------------------------
Shanghai Zenhua
Port Machinery                  2.7%
-----------------------------------------
As a % of Total
Fund Investments               37.7%
-----------------------------------------


                                                          Clay Finlay China Fund

--------------------------------------------------------------------------------
PERFORMANCE AND PORTFOLIO SUMMARY


Total Return as of July 31, 2006
------------------------------------------------------------------------------------------------------

                                                                 Inception Date    Since Inception*
------------------------------------------------------------------------------------------------------
Class A with front-end load                                           12/30/05          24.69%
Class A without load                                                  12/30/05          32.30%
Class C with deferred sales load                                      12/30/05          30.80%
Class C without deferred sales load                                   12/30/05          31.80%
Class Z                                                               12/30/05          32.50%
InstitutionalClass                                                    12/30/05          32.70%
MSCI China Index                                                      12/30/05          26.99%
------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1 and 2.
* Not annualized.


Fund Performance
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                     OM                    OM                     OM                     OM
                 CLAY FINLAY           CLAY FINLAY           CLAY FINLAY             CLAY FINLAY
                CHINA FUND,            CHINA FUND,            CHINA FUND,            CHINA FUND,             MSCI
                   CLASS A               CLASS C                CLASS Z         INSTITUTIONAL CLASS       CHINA INDEX
12/30/05           $ 9425                $10000                 $10000                  $10000              $10000
7/31/06             12469                 13080                  13250                   13270               12698

Past performance is not a guarantee of future results. The graph above compares an investment made in each of the Fund's share classes on the inception date of 12/30/05 to an investment made in an unmanaged securities index on that date. The performance of the Fund's Class A shares shown in the line graph takes into account the maximum initial sales charge. Performance for the Fund's Class C shares assumes the payment of a contingent deferred sales load, which is charged on investments held less than one year. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


Asset Class Weightings as of July 31, 2006 -- % of Total Fund Investments
--------------------------------------------------------------------------------

[PIE CHART OMITTED, PLOT POINTS FOLLOWS][

Warrants (0.1%)
Repurchase Agreement (9.8%)
Foreign Common Stock (90.1%)

SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2006


--------------------------------------------------------------------------------

Description                         Shares      Value (000)

--------------------------------------------------------------------------------
Common Stock -- 87.9%
Airport Development/Maintenance -- 0.8%
Beijing Capital International
Airport                              206,000   $       128
                                               -----------
Total Airport Development/Maintenance                  128
--------------------------------------------------------------------------------
Apparel Manufacturers -- 2.4%
China Ting Group Holdings          1,034,000           226
Ports Design                         100,000           152
                                               -----------
Total Apparel Manufacturers                            378
--------------------------------------------------------------------------------
Applications Software -- 2.7%
Kingdee International
Software Group                      1,080,000          430
                                               -----------
Total Applications Software                            430
--------------------------------------------------------------------------------
Brewery -- 0.7%
Kingway Brewery Holdings             278,000           111
                                               -----------
Total Brewery                                          111
--------------------------------------------------------------------------------
Cellular Telecommunications -- 1.8%
China Mobile                          43,500           281
                                               -----------
Total Cellular Telecommunications                      281
--------------------------------------------------------------------------------
Chemicals-Diversified -- 3.3%
Kingboard Chemical Holdings          181,000           530
                                               -----------
Total Chemicals-Diversified                            530
--------------------------------------------------------------------------------
Coal -- 1.5%
China Shenhua Energy                 130,000           234
                                               -----------
Total Coal                                             234
--------------------------------------------------------------------------------
Commercial Banks Non-US -- 1.5%
Bank of China*                       547,000           242
                                               -----------
Total Commercial Banks Non-US                          242
--------------------------------------------------------------------------------
Computers-Peripheral Equipment -- 1.7%
TPV Technology                       278,000           276
                                               -----------
Total Computers-Peripheral Equipment                   276
--------------------------------------------------------------------------------
Disposable Medical Products -- 1.9%
Shandong Weigao Group
   Medical Polymer                   504,000           304
                                               -----------
Total Disposable Medical Products                      304
--------------------------------------------------------------------------------
Distribution/Wholesale -- 1.7%
Esprit Holdings                       35,000           267
                                               -----------
Total Distribution/Wholesale                           267
--------------------------------------------------------------------------------
Diversified Operations/Commercial Services -- 3.8%
China Resources Enterprise           276,000           608
                                               -----------
Total Diversified Operations/
   Commercial Services                                 608
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Description                         Shares      Value (000)

--------------------------------------------------------------------------------
Electronic Components-Miscellaneous -- 6.3%
AAC Acoustic Technology Holdings*    261,000   $       252
Hon Hai Precision GDR                 34,400           407
TXC                                  232,000           340
                                               -----------
Total Electronic Components-Miscellaneous              999
--------------------------------------------------------------------------------
Feminine Health Care Products -- 1.2%
Hengan International Group           124,000           192
                                               -----------
Total Feminine Health Care Products                    192
--------------------------------------------------------------------------------
Food-Dairy Products -- 1.1%
China Mengniu Dairy                  141,000           171
                                               -----------
Total Food-Dairy Products                              171
--------------------------------------------------------------------------------
Footwear & Related Apparel -- 1.9%
Prime Success International Group    540,000           306
                                               -----------
Total Footwear & Related Apparel                       306
--------------------------------------------------------------------------------
Gas-Distribution -- 0.8%
Xinao Gas Holdings                   138,000           131
                                               -----------
Total Gas-Distribution                                 131
--------------------------------------------------------------------------------
Gold Mining -- 3.8%
Sino Gold*                            77,300           291
Zijin Mining Group, Cl H             592,000           314
                                               -----------
Total Gold Mining                                      605
--------------------------------------------------------------------------------
Life/Health Insurance -- 3.3%
China Life Insurance                 316,000           533
                                               -----------
Total Life/Health Insurance                            533
--------------------------------------------------------------------------------
Machinery-General Industry -- 1.1%
Shanghai Prime Machinery*            484,000           173
                                               -----------
Total Machinery-General Industry                       173
--------------------------------------------------------------------------------
Machinery-Material Handling -- 2.7%
Shanghai Zhenhua Port Machinery      366,000           424
                                               -----------
Total Machinery-Material Handling                      424
--------------------------------------------------------------------------------
Miscellaneous Manufacturing -- 1.7%
Peace Mark Holdings                  530,000           272
                                               -----------
Total Miscellaneous Manufacturing                      272
--------------------------------------------------------------------------------
Oil Companies-Exploration & Production -- 8.2%
CNOOC                              1,522,000         1,304
                                               -----------
Total Oil Companies-
   Exploration & Production                          1,304
--------------------------------------------------------------------------------
Oil Companies-Integrated -- 6.5%
China Petroleum & Chemical           902,000           515
PetroChina ADR                         4,600           526
                                               -----------
Total Oil Companies-Integrated                       1,041
--------------------------------------------------------------------------------

OLD MUTUAL CLAY FINLAY CHINA FUND -- concluded
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2006


--------------------------------------------------------------------------------

Description                         Shares      Value (000)

--------------------------------------------------------------------------------
Paper & Related Products -- 2.3%
Lee & Man Paper Manufacturing        238,000   $       364
                                               -----------
Total Paper & Related Products                         364
--------------------------------------------------------------------------------
Protection-Safety -- 1.9%
GST Holdings                         768,000           299
                                               -----------
Total Protection-Safety                                299
--------------------------------------------------------------------------------
Public Throughfares -- 1.4%
Anhui Expressway                     308,000           227
                                               -----------
Total Public Throughfares                              227
--------------------------------------------------------------------------------
Real Estate Operation/Development -- 12.2%
Cheung Kong Holdings                  52,000           564
China Overseas Land & Investment     450,000           263
Far East Consortium                  452,000           191
Hopson Development Holdings           60,000           116
Shanghai Real Estate               1,854,000           389
Shun Tak Holdings                    336,000           433
                                               -----------
Total Real Estate Operation/Development              1,956
--------------------------------------------------------------------------------
Rental Auto/Equipment -- 1.3%
COSCO Pacific                         96,000           214
                                               -----------
Total Rental Auto/Equipment                            214
--------------------------------------------------------------------------------
Retail-Hypermarkets -- 2.2%
Wumart Stores                        117,000           357
                                               -----------
Total Retail-Hypermarkets                              357
--------------------------------------------------------------------------------
Schools -- 0.8%
Raffles Education                     85,000           129
                                               -----------
Total Schools                                          129
--------------------------------------------------------------------------------
Telecommunication Equipment -- 1.8%
Vtech Holdings                        51,000           285
                                               -----------
Total Telecommunication Equipment                      285
--------------------------------------------------------------------------------
Web Portals/ISP -- 1.6%
Netease.com ADR*                       7,100           123
Sina*                                  6,600           141
                                               -----------
Total Web Portals/ISP                                  264
                                               -----------
Total Common Stock (Cost $12,833)                   14,035
--------------------------------------------------------------------------------
Warrants -- 0.0%
China Overseas Land & Investment,
   expires 7/20/07 (B)*               56,250             5
                                               -----------
Total Warrants (Cost $--)                                5
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                       Face
Description                        Amount (000) Value (000)

--------------------------------------------------------------------------------
Repurchase Agreement -- 9.6%
Morgan Stanley
   5.160%, dated 07/31/06, to be
   repurchased on 08/01/06,
   repurchase price $1,528,778
   (collateralized by various U.S.
   Government obligations, par values
   ranging from $90,000 to $900,000,
   rates ranging from 6.060% to 6.400%,
   maturity ranging from 10/09/07 to
   05/28/13; total market
   value $1,581,381)(A)               $1,529   $     1,529
                                               -----------
Total Repurchase Agreement (Cost $1,529)             1,529

--------------------------------------------------------------------------------
Total Investments -- 97.5% (Cost $14,362)       $    15,569
--------------------------------------------------------------------------------

Percentages are based on net assets of $15,971 (000).
* Non-income producing security.
(A) -- Tri-party repurchase agreement
(B) -- Security fair valued using methods determined in good faith according to procedures adopted by the Fair Valuation Committee of the Board of Trustees. At July 31, 2006, the total value of these securities was $5
       (000), representing 0.0% of the net assets of the Fund.
ADR -- American Depositary Receipt
Cl -- Class
GDR -- Global Depositary Receipt
ISP -- Internet Service Provider
Amounts designated as "--" are either $0 or have been rounded to $0.
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL CLAY FINLAY EMERGING MARKETS FUND
--------------------------------------------------------------------------------
MARKET OVERVIEW
Sub-Advisor: Clay Finlay Inc.


Q.  How did the Fund perform relative to its benchmark?

A. The Old Mutual Clay Finlay Emerging Markets Fund's inception date was December 30, 2005. During the one-year period since inception through July 31, 2006, the Fund's Class A shares gained 10.80% at net asset value, outperforming the MSCI Emerging Markets Index, which returned 8.69% for the same time period. Performance for all share classes can be found on page 109.


Q.  What investment environment did the Fund face during the past year?

A. Emerging-market stocks experienced another period of strong absolute returns despite a strong pullback in May and June. The sector experienced gains in the beginning of 2006 supported by low valuations, robust earnings growth and continued economic strength. In May, investor sentiment started to change, however. Commodity prices moved higher and inflation data signaled the need for additional monetary tightening. The prospects for higher rates caused many investors to become more risk averse. The market bottomed in June and then the focus started to shift from inflation data towards economic growth. Confidence started to build again in emerging markets as a global slowdown in economic growth unfolded. The Fund's sub-advisor, Clay Finlay Inc. ("Clay Finlay"), believes that inflationary pressures will ease over time as the economy slows.


Q.  Which market factors influenced the Fund's relative performance?

A. Continued strength in China's economic growth was a key driver of the Fund's outperformance. The portfolio's holdings in the Chinese retailing and insurance sectors were the principal beneficiaries. High commodity prices caused stocks in the energy and materials sectors to lead the market's gains. While the Fund's underweight position in these sectors detracted from performance, strong stock selection in the sectors more than offset the negative effects of the allocation. Technology stocks lagged the market during the period where the Fund's sub-advisor maintained an overweight position. The sub-advisor was able to avoid or be underweight those countries that proved to be the most vulnerable to the growing risk aversion of May and June. Countries with budget and trade deficits were the most vulnerable, with Turkey, Indonesia, South Africa and Egypt leading the sell-off.


Q.  How did portfolio composition affect Fund performance?

A. Stock selection in the energy sector was strong primarily due to the portfolio's Russian oil stocks, Surgutneftegaz ADR and LUKOIL ADR, which were among the best performing energy stocks in the index. Brazilian oil and gas company, Petroleo Brasileiro ADR, was also a top contributing stock holding during the period. The underweight to the Latin America and Europe, Middle East and Africa ("EMEA") region contributed to performance as this was the worst performing region in Emerging Markets. Chinese retailers, Golden Eagle (no longer a Fund holding) and Wumart Stores, were among the best performing stock holdings as China's economy continued to post better-than-expected economic growth. Life insurance company, China Life Insurance, also benefited from the rebound in the Chinese equity markets.

    One of the largest negative contributors to Fund performance was the Israeli generic pharmaceutical company, Teva Pharmaceutical Industries ADR ("Teva"). Teva declined after its earnings disappointed the market. Information technology company, Radware, also underperformed as earnings expectations continue to be revised downward.

PERFORMANCE HIGHLIGHTS


O THE OLD MUTUAL CLAY FINLAY EMERGING MARKETS FUND OUTPERFORMED THE MSCI
  EMERGING MARKETS INDEX PRIMARILY DUE TO STRONG STOCK SELECTION IN THE FAR EAST REGION.

O EMERGING-MARKET STOCKS EXPERIENCED ANOTHER PERIOD OF STRONG ABSOLUTE RETURNS
  DESPITE A STRONG PULLBACK IN MAY AND JUNE.

O CONTINUED STRENGTH IN CHINA'S ECONOMIC GROWTH WAS A KEY DRIVER OF THE FUND'S
  OUTPERFORMANCE.

O ONE OF THE LARGEST NEGATIVE CONTRIBUTORS TO FUND PERFORMANCE WAS THE ISRAELI
  GENERIC PHARMACEUTICAL COMPANY, TEVA PHARMACEUTICAL.



                                               Clay Finlay Emerging Markets Fund

--------------------------------------------------------------------------------
MARKET OVERVIEW
Sub-Advisor: Clay Finlay Inc.


TOP TEN HOLDINGS
AS OF JULY 31, 2006

Petroleo Brasileiro ADR         5.5%
----------------------------------------
Samsung Electronics
GDR 144A                        5.3%
----------------------------------------
Randgold Resources ADR          4.0%
----------------------------------------
Grupo Televisa ADR              3.2%
----------------------------------------
Hon Hai Precision GDR           3.1%
----------------------------------------
Daegu Bank                      3.0%
----------------------------------------
Turkcell Iletism ADR            3.0%
----------------------------------------
Teva Pharmaceutical
Industries ADR                  2.9%
----------------------------------------
CNOOC                           2.7%
----------------------------------------
United Microelectronics ADR     2.4%
----------------------------------------
As a % of Total
Fund Investments               35.1%
----------------------------------------


    Mexican home construction company, SARE Holdings (no longer a Fund holding), was also a negative contributor as it was divested from the portfolio before the July and August rebound in emerging markets over concerns relating to the presidential election and the fear that the new government might cut funding for homes. SARE Holdings was replaced by strong performing home building company, GEO SA de CV.


Q.  What is the investment outlook for the emerging markets equity market?

A. Clay Finlay believes that choppy markets are likely to be with us for a few more months. Investors are becoming more risk averse. With the risk of higher interest rates and inflation appearing to be priced-in, investors need to be aware of the possible impact of decelerating global economic growth on emerging-market stocks. Despite this warning, Clay Finlay notes that sharp down swings are creating interesting entry points for certain stocks. Clay Finlay will continue to look for these opportunities. Emerging-market valuations had been moving closer to those of developed markets but after the recent sell-off, emerging markets are, again, priced at a significant discount to their developed market counterparts. Clay Finlay believes that there is a potential for emerging market valuations to converge with those of developed markets before this period of outperformance ends.



Clay Finlay Emerging Markets Fund

PERFORMANCE AND PORTFOLIO SUMMARY





Total Return as of July 31, 2006
--------------------------------------------------------------------------------

                                                               Inception Date     Since Inception*
-----------------------------------------------------------------------------------------------------
Class A with front-end load                                          12/30/05           4.43%
Class A without load                                                 12/30/05          10.80%
Class C with deferred sales load                                     12/30/05           9.40%
Class C without deferred sales load                                  12/30/05          10.40%
Class Z                                                              12/30/05          11.00%
Institutional Class                                                  12/30/05          11.30%
MSCI Emerging Markets Index                                          12/30/05           8.69%
-----------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1 and 2.
* Not annualized.


Fund Performance
--------------------------------------------------------------------------------


[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                         OM                    OM                     OM                      OM
                    CLAY FINLAY            CLAY FINLAY            CLAY FINLAY             CLAY FINLAY                 MSCI
                  EMERGING MARKETS      EMERGING MARKETS       EMERGING MARKETS        EMERGING MARKETS             EMERGING
                    FUND, CLASS A         FUND, CLASS C          FUND, CLASS Z        FUND, INSTITUTIONAL         MARKETS INDEX
12/3/05                 $ 9425               $10000                 $10000                  $10000                   $10000
7/31/2006                10444                10940                  11100                   11130                    10869

Past performance is not a guarantee of future results. The graph above compares an investment made in each of the Fund's share classes on the inception date of 12/30/05 to an investment made in an unmanaged securities index on that date. The performance of the Fund's Class A shares shown in the line graph takes into account the maximum initial sales charge. Performance for the Fund's Class C shares assumes the payment of a contingent deferred sales load, which is charged on investments held less than one year. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


Asset Class Weightings as of July 31, 2006 -- % of Total Fund Investments
--------------------------------------------------------------------------------

Foreign Preferred Stock (1.0%)
Warrants (2.8%)
Foreign Stock (42.8%)
Common Stock (53.4%)

OLD MUTUAL CLAY FINLAY EMERGING MARKETS FUND -- concluded
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
AS OF JULY 31, 2006


--------------------------------------------------------------------------------

Description                          Shares    Value (000)

--------------------------------------------------------------------------------
Common Stock -- 50.0%
Aerospace/Defense -- 1.9%
Empresa Brasileira de Aeronautica ADR  1,800   $        62
                                               -----------
Total Aerospace/Defense                                 62
--------------------------------------------------------------------------------
Brewery -- 2.7%
Cia Cervecerias Unidas ADR             2,200            50
Grupo Modelo ADR, Cl C                   800            35
                                               -----------
Total Brewery                                           85
--------------------------------------------------------------------------------
Broadcast Services/Programming -- 3.0%
Grupo Televisa ADR                     5,200            96
                                               -----------
Total Broadcast Services/Programming                    96
--------------------------------------------------------------------------------
Cellular Telecommunications -- 2.8%
Turkcell Iletism ADR                   7,827            89
                                               -----------
Total Cellular Telecommunications                       89
--------------------------------------------------------------------------------
Commercial Banks Non-US -- 1.4%
ICICI Bank ADR                         1,700            45
                                               -----------
Total Commercial Banks Non-US                           45
--------------------------------------------------------------------------------
Diversified Minerals -- 1.0%
Cia Vale do Rio Doce ADR               1,400            33
                                               -----------
Total Diversified Minerals                              33
--------------------------------------------------------------------------------
Diversified Operations -- 0.8%
China Resources Enterprise            12,000            27
                                               -----------
Total Diversified Operations                            27
--------------------------------------------------------------------------------
Electronic Components-Miscellaneous -- 4.2%
Hon Hai Precision GDR                  7,800            92
TXC                                   30,000            44
                                               -----------
Total Electronic Components-Miscellaneous              136
--------------------------------------------------------------------------------
Electronic Components-Semiconductors -- 5.0%
Samsung Electronics GDR 144A             500           159
                                               -----------
Total Electronic Components-Semiconductors             159
--------------------------------------------------------------------------------
Gold Mining -- 3.7%
Randgold Resources ADR*                5,400           120
                                               -----------
Total Gold Mining                                      120
--------------------------------------------------------------------------------
Internet Infrastructure Software -- 1.2%
Radware*                               3,300            40
                                               -----------
Total Internet Infrastructure Software                  40
--------------------------------------------------------------------------------
Life/Health Insurance -- 0.9%
China Life Insurance, Cl H            17,000            29
                                               -----------
Total Life/Health Insurance                             29
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Description                          Shares    Value (000)

--------------------------------------------------------------------------------
Medical-Generic Drugs -- 2.7%
Teva Pharmaceutical Industries ADR     2,600   $        86
                                               -----------
Total Medical-Generic Drugs                             86
--------------------------------------------------------------------------------
Oil Companies-Integrated -- 9.8%
LUKOIL ADR                               700            61
PetroChina ADR                           200            23
Petroleo Brasileiro ADR                1,800           165
Surgutneftegaz ADR                       900            66
                                               -----------
Total Oil Companies-Integrated                         315
--------------------------------------------------------------------------------
Paper & Related Products -- 0.8%
Lee & Man Paper Manufacturing         16,000            25
                                               -----------
Total Paper & Related Products                          25
--------------------------------------------------------------------------------
Power Conversion/Supply Equipment -- 1.9%
Delta Electronics GDR                  4,620            62
                                               -----------
Total Power Conversion/Supply Equipment                 62
--------------------------------------------------------------------------------
Retail-Hypermarkets -- 1.4%
Wal-Mart de Mexico ADR, Cl V           1,400            43
                                               -----------
Total Retail-Hypermarkets                               43
--------------------------------------------------------------------------------
Semiconductor Components-Integrated Circuits -- 2.3%
Taiwan Semiconductor
   Manufacturing ADR                      83             1
United Microelectronics ADR           24,000            73
                                               -----------
Total Semiconductor Components-
   Integrated Circuits                                  74
--------------------------------------------------------------------------------
Steel-Producers -- 1.7%
Evraz Group GDR                        2,300            55
                                               -----------
Total Steel-Producers                                   55
--------------------------------------------------------------------------------
Web Portals/ISP -- 0.8%
Netease.com ADR*                       1,500            26
                                               -----------
Total Web Portals/ISP                                   26
                                               -----------
Total Common Stock (Cost $1,532)                     1,607
--------------------------------------------------------------------------------
Foreign Common Stock -- 40.1%
Brazil -- 1.9%
Porto Seguro                           2,200            40
Submarino                              1,100            21
                                               -----------
Total Brazil                                            61
--------------------------------------------------------------------------------
Hong Kong -- 4.5%
CNOOC                                 95,000            81
Shanghai Real Estate                 118,000            25
Wumart Stores                          4,000            12
Zijin Mining Group, Cl H              52,000            28
                                               -----------
Total Hong Kong                                        146
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description                          Shares    Value (000)

--------------------------------------------------------------------------------
Hungary -- 1.0%
OTP Bank                               1,100   $        33
                                               -----------
Total Hungary                                           33
--------------------------------------------------------------------------------
Indonesia -- 3.6%
Bakrie and Brothers*               1,245,000            24
Bank Niaga                           462,000            33
Perusahaan Gas Negara                 25,000            32
Ramayana Lestari Sentosa             318,000            28
                                               -----------
Total Indonesia                                        117
--------------------------------------------------------------------------------
Israel -- 1.0%
Bank Hapoalim BM                       7,000            31
                                               -----------
Total Israel                                            31
--------------------------------------------------------------------------------
Malaysia -- 0.8%
Transmile Group BHD                    7,000            24
                                               -----------
Total Malaysia                                          24
--------------------------------------------------------------------------------
Mexico -- 1.8%
GEO SA de CV, Ser B*                  15,000            59
                                               -----------
Total Mexico                                            59
--------------------------------------------------------------------------------
Philippines -- 3.0%
Ayala Land                            89,000            24
Manila Water                         254,000            42
Universal Robina                      81,000            30
                                               -----------
Total Philippines                                       96
--------------------------------------------------------------------------------
Poland -- 1.1%
Agora                                  2,800            34
                                               -----------
Total Poland                                            34
--------------------------------------------------------------------------------
South Africa -- 2.9%
Impala Platinum Holdings                 200            37
Network Healthcare Holdings           18,000            25
Standard Bank Group                    2,800            31
                                               -----------
Total South Africa                                      93
--------------------------------------------------------------------------------
South Korea -- 10.0%
Daegu Bank                             5,000            90
Hanmi Pharm                              650            65
Korea Investment Holdings              1,110            42
Korean Reinsurance                     3,840            44
NHN*                                     270            30
Shinsegae                                100            50
                                               -----------
Total South Korea                                      321
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Description                          Shares    Value (000)

--------------------------------------------------------------------------------
Taiwan -- 4.9%
Alpha Networks                        57,200   $        54
Pihsiang Machinery Manufacturing       9,000            18
Test-Rite International               87,000            56
Unimicron Technology                  25,000            30
                                               -----------
Total Taiwan                                           158
--------------------------------------------------------------------------------
Thailand -- 3.6%
Amata                                 56,000            23
Bangkok Bank                          18,000            50
Italian-Thai Development             216,000            30
Kiatnakin Bank                        17,000            13
                                               -----------
Total Thailand                                         116
                                               -----------
Total Foreign Common Stock (Cost $1,252)             1,289
--------------------------------------------------------------------------------
Foreign Preferred Stock -- 1.0%
Brazil -- 1.0%
Klabin                                14,000            31
                                               -----------
Total Brazil                                            31
                                               -----------
Total Foreign Preferred Stock (Cost $30)                31
--------------------------------------------------------------------------------
Warrants -- 2.7%
Indiabulls Financial Services 144A,
   expires 6/15/09 (A)*               11,500            61
LVRCL Infrastructures & Projects 144A,
   expires 11/17/08 (A)*               6,000            24
                                               -----------
Total Warrants (Cost $86)                               85
--------------------------------------------------------------------------------
Total Investments -- 93.8% (Cost $2,900)       $     3,012
--------------------------------------------------------------------------------

Percentages are based on net assets of $3,211 (000).
* Non-income producing security.
144A -- Security sold within the terms of a private placement memorandum, which is exempt from registration under Sections 3a-4 or 4(2) of the Securities Act of 1933, as amended or Rule 144A thereunder, and may be sold only to dealers in that program or other accredited investors. On July 31, 2006, the value of these securities amounted to $244 (000), representing 7.6% of the net assets of the Portfolio.
(A) -- Securities fair valued using methods determined in good faith according to procedures adopted by the Fair Valuation Committee of the Board of Trustees. At July 31, 2006, the total value of these securities was $85
       (000), representing 2.7% of the total net assets of the Fund.
ADR -- American Depositary Receipt
Cl -- Class
GDR -- Global Depositary Receipt
ISP -- Internet Service Provider
Ser -- Series
Cost figures are shown with "000's" omitted.

The accompanying notes are an integral part of the financial statements.

OLD MUTUAL COPPER ROCK EMERGING GROWTH FUND
--------------------------------------------------------------------------------
MARKET OVERVIEW
Sub-Advisor: Copper Rock Capital Partners, LLC


PERFORMANCE HIGHLIGHTS


O FOR THE ONE-YEAR PERIOD ENDED JULY 31, 2006, THE OLD MUTUAL COPPER ROCK
  EMERGING GROWTH FUND OUTPERFORMED ITS BENCHMARK, THE RUSSELL 2000(R) GROWTH INDEX.

O DURING THE ONE-YEAR PERIOD, THE TOP THREE PERFORMING SECTORS ON AN ABSOLUTE
  BASIS WERE INFORMATION TECHNOLOGY, HEALTH CARE, AND FINANCIALS.

O UNDERPERFORMING SECTORS THAT DETRACTED FROM THE FUND'S PERFORMANCE DURING THE
  PERIOD INCLUDED MATERIALS, CONSUMER DISCRETIONARY AND CONSUMER STAPLES.


Q.  How did the Fund perform relative to its benchmarks?

A. For the one-year period ended July 31, 2006, the Old Mutual Copper Rock Emerging Growth Fund outperformed its benchmark, the Russell 2000(R) Growth Index. The Fund's Class A shares gained 5.20% at net asset value for the one-year period while the Russell 2000(R) Growth Index returned 1.53%. Performance for all share classes can be found on page 114.


Q.  What investment environment did the Fund face during the past year?

A. The overall cloud of economic uncertainty hovered during the period, creating opportunities for companies to surprise with both positive and negative earnings reports. Skillful stock selection was critical during the period. Late 2005 marked the end of a difficult year for the broad domestic equity market, largely due to familiar concerns that continued into 2006: rising energy prices, upward inflation pressure, rising interest rates, and an anticipated slowdown in consumer spending. Those trends appeared to dissipate in January, but resurfaced in February and lasted throughout much of the second quarter of 2006. A slowdown in consumer spending finally started to appear towards the latter half of the second quarter and now appears to be evident in some of the more consumer-dependent sectors.


Q.  Which market factors influenced the Fund's relative performance?

A. The Fund is managed via a disciplined, fundamental, bottom-up investment approach. Market factors are considered when understanding the fundamentals of a company and the environment in which it operates. Overarching macroeconomic themes, however, do not play a significant role in the overall construction of the Fund's portfolio.


Q.  How did portfolio composition affect Fund performance?

A. Relative to the Russell 2000(R) Growth index, stock selection had the most dramatic positive effect on performance. During the one-year period, the top three performing sectors on an absolute basis were information technology, health care, and financials. Two examples of companies in the information technology sector that contributed positively to Fund performance were diversified computer systems company, Rackable Systems, and business software and services firm, Redback Networks (no longer a Fund holding). Drug manufacturer, Adams Respiratory Therapeutics, in the health care sector, also contributed to performance during the one-year period.

    Underperforming sectors that detracted from the Fund's performance during the period included materials, consumer discretionary and consumer staples. An underweight relative to the index in the materials sector had a negative impact on performance during the period. Within consumer staples, an underweight coupled with stock selection detracted from performance on both an absolute and relative basis. Individual companies that detracted from the Fund's performance during the period include optics manufacturer for the sporting goods industry, Oakley (no longer a Fund holding), health care plan provider, Centene (no longer a Fund holding), and information technology firm, Anadigics.



Copper Rock Emerging Growth Fund

Q.  What is the investment outlook for the small-cap growth market?

A. The past six months have been increasingly difficult for fundamental investment managers. The economic uncertainty that characterized much of the first and second quarters of 2006 has created more volatility than managers have seen in quite some time. However, Copper Rock will look to take advantage of this volatility by identifying new ideas or by adding to existing positions when the opportunities arise. Additionally, for the first time in recent history, there is firm evidence that consumer spending has slowed. Factors such as a higher cost of capital and higher energy prices could lead to disappointing results for companies within the retail and technology sectors. Thus, the Fund is currently positioned with a slight underweight relative to the index in the consumer discretionary and consumer staples sectors, but has found additional opportunities in the technology sector, an area that has been beneficial to performance over time.

    Finally, the annual reconstitution of the Russell 2000(R) Growth Index occurred on June 30, 2006. While the actual rebalancing negatively impacted fundamental small-cap managers on June 30, the index is now a more accurate representation of the small-cap growth market, carrying more growth-like companies as opposed to more value-like names.

  TOP TEN HOLDINGS
  AS OF JULY 31, 2006


Affiliated Managers Group       4.4%
---------------------------------------
ESCO Technologies               4.3%
---------------------------------------
iShares Russell 2000
Growth Index Fund               4.0%
---------------------------------------
General Cable                   3.8%
---------------------------------------
BE Aerospace                    3.0%
---------------------------------------
Corporate Executive Board       2.8%
---------------------------------------
Adams Respiratory
Therapeutics                    2.8%
---------------------------------------
Pinnacle Entertainment          2.6%
---------------------------------------
CommScope                       2.5%
---------------------------------------
Radiation Therapy Services      2.4%
---------------------------------------
As a % of Total
Fund Investments               32.6%
---------------------------------------

                                                Copper Rock Emerging Growth Fund

--------------------------------------------------------------------------------
PERFORMANCE AND PORTFOLIO SUMMARY


Total Return as of July 31, 2006
---------------------------------------------------------------------------------------------------------------------------

                                                               Inception              1 Year               Since
                                                                 Date                 Return             Inception
---------------------------------------------------------------------------------------------------------------------------
Class A with front-end load                                    07/29/05                 (0.85)%            (0.84)%
Class A without load                                           07/29/05                  5.20%             5.17%
Class C with deferred sales load                               07/29/05                  3.30%             4.28%
Class C without deferred sales load                            07/29/05                  4.30%             4.28%
Class Z                                                        12/09/05                   n/a              0.86%*
InstitutionalClass                                             07/29/05                  5.60%             5.57%
Russell 2000(R) Growth Index                                   07/29/05                  1.53%             1.53%
---------------------------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found on pages 1 and 2.
* Not annualized.


Fund Performance
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                          OM                          OM                          OM
                     COPPER ROCK                  COPPER ROCK                COPPER ROCK
                   EMERGING GROWTH            EMERGING GROWTH             EMERGING GROWTH           RUSSELL 2000(R)
                    FUND, CLASS A                 FUND, CLASS C          FUND, INSTITUTIONAL CLASS    GROWTH INDEX
7/29/05                 $9425                      $10000                       $10000                   $10000
7/31/2006                9915                       10430                        10560                    10153

Past performance is not a guarantee of future results. The graph above compares an investment made in the Fund's Class A, C and Institutional shares on the inception date of 7/29/05 to an investment made in an unmanaged securities index on that date. The performance of the Fund's Class A shares shown in the line graph takes into account the maximum initial sales charge. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


Asset Class Weightings as of July 31, 2006 -- % of Total Fund Investments
--------------------------------------------------------------------------------


Repurchase Agreement (2.1%)
Investment Company (4.0%)
Common Stock (93.9%)

STATEMENT OF NET ASSETS
AS OF JULY 31, 2006


--------------------------------------------------------------------------------

Description                          Shares    Value (000)

--------------------------------------------------------------------------------
Common Stock -- 93.5%
Aerospace/Defense-Equipment -- 3.0%
BE Aerospace*                         85,776   $     2,123
                                               -----------
Total Aerospace/Defense-Equipment                    2,123
--------------------------------------------------------------------------------
Applications Software -- 2.4%
American Reprographics*               29,415           941
Nuance Communications*                78,795           729
                                               -----------
Total Applications Software                          1,670
--------------------------------------------------------------------------------
Commercial Banks-Eastern US -- 2.3%
Signature Bank*                       50,425         1,620
                                               -----------
Total Commercial Banks-Eastern US                    1,620
--------------------------------------------------------------------------------
Commercial Banks-Western US -- 1.0%
Community Bancorp*                    20,061           676
                                               -----------
Total Commercial Banks-Western US                      676
--------------------------------------------------------------------------------
Commercial Services -- 3.4%
CoStar Group*                         19,545           848
PeopleSupport*                        29,400           353
Providence Service*                   48,425         1,190
                                               -----------
Total Commercial Services                            2,391
--------------------------------------------------------------------------------
Computers -- 1.0%
Rackable Systems*                     33,895           723
                                               -----------
Total Computers                                        723
--------------------------------------------------------------------------------
Consulting Services -- 5.4%
Corporate Executive Board             21,250         1,998
Huron Consulting Group*               25,427           882
LECG*                                 50,772           935
                                               -----------
Total Consulting Services                            3,815
--------------------------------------------------------------------------------
Diagnostic Kits -- 0.6%
Quidel*                               41,550           396
                                               -----------
Total Diagnostic Kits                                  396
--------------------------------------------------------------------------------
Diversified Manufacturing Operations -- 4.3%
ESCO Technologies*                    57,377         3,023
                                               -----------
Total Diversified Manufacturing Operations           3,023
--------------------------------------------------------------------------------
Electronic Components-Semiconductors -- 3.6%
Diodes*                               35,138         1,261
Microsemi*                            51,350         1,299
                                               -----------
Total Electronic Components-Semiconductors           2,560
--------------------------------------------------------------------------------
Electronic Measuring Instruments -- 0.6%
Itron*                                 9,120           424
                                               -----------
Total Electronic Measuring Instruments                 424
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Description                          Shares    Value (000)

--------------------------------------------------------------------------------
Finance-Investment Banker/Broker -- 1.0%
Greenhill                             12,800   $       742
                                               -----------
Total Finance-Investment Banker/Broker                 742
--------------------------------------------------------------------------------
Finance-Other Services -- 3.8%
GFI Group*                            27,130         1,556
International Securities Exchange     27,404         1,115
                                               -----------
Total Finance-Other Services                         2,671
--------------------------------------------------------------------------------
Firearms & Ammunition -- 0.2%
Smith & Wesson Holding*               13,620           112
                                               -----------
Total Firearms & Ammunition                            112
--------------------------------------------------------------------------------
Gambling (Non-Hotel) -- 2.5%
Pinnacle Entertainment*               65,860         1,807
                                               -----------
Total Gambling (Non-Hotel)                           1,807
--------------------------------------------------------------------------------
Human Resources -- 1.1%
Kenexa*                               15,235           360
Labor Ready*                          26,973           440
                                               -----------
Total Human Resources                                  800
--------------------------------------------------------------------------------
Import/Export -- 0.5%
Castle Brands*                        51,300           354
                                               -----------
Total Import/Export                                    354
--------------------------------------------------------------------------------
Internet Application Software -- 1.3%
DealerTrack Holdings*                 22,200           435
Vocus*                                33,234           452
                                               -----------
Total Internet Application Software                    887
--------------------------------------------------------------------------------
Internet Connective Services -- 1.0%
Cogent Communications Group*          77,550           696
                                               -----------
Total Internet Connective Services                     696
--------------------------------------------------------------------------------
Intimate Apparel -- 0.6%
Tefron*                               36,257           460
                                               -----------
Total Intimate Apparel                                 460
--------------------------------------------------------------------------------
Investment Management/Advisory Services -- 4.3%
Affiliated Managers Group*            33,865         3,100
                                               -----------
Total Investment Management/
   Advisory Services                                 3,100
--------------------------------------------------------------------------------
Machinery-Construction & Mining -- 1.2%
Bucyrus International, Cl A           17,700           862
                                               -----------
Total Machinery-Construction & Mining                  862
--------------------------------------------------------------------------------
Medical Information Systems -- 0.7%
Phase Forward*                        43,551           487
                                               -----------
Total Medical Information Systems                      487
--------------------------------------------------------------------------------

OLD MUTUAL COPPER ROCK EMERGING GROWTH FUND -- concluded
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
AS OF JULY 31, 2006


--------------------------------------------------------------------------------

Description                          Shares    Value (000)

--------------------------------------------------------------------------------
Medical Instruments -- 1.9%
Conceptus*                            91,310   $     1,380
                                               -----------
Total Medical Instruments                            1,380
--------------------------------------------------------------------------------
Medical-Biomedical/Genetic -- 0.9%
Keryx Biopharmaceuticals*             53,960           621
                                               -----------
Total Medical-Biomedical/Genetic                       621
--------------------------------------------------------------------------------
Medical-Drugs -- 4.7%
Adams Respiratory Therapeutics*       43,920         1,964
New River Pharmaceuticals*            33,605           822
Santarus*                            105,440           584
                                               -----------
Total Medical-Drugs                                  3,370
--------------------------------------------------------------------------------
Medical-Outpatient/Home Medical -- 2.4%
Radiation Therapy Services*           62,205         1,728
                                               -----------
Total Medical-Outpatient/Home Medical                1,728
--------------------------------------------------------------------------------
Metal Processors & Fabricators -- 2.2%
Ladish*                               46,762         1,590
                                               -----------
Total Metal Processors & Fabricators                 1,590
--------------------------------------------------------------------------------
Oil & Gas Drilling -- 1.1%
Pioneer Drilling*                     52,470           801
                                               -----------
Total Oil & Gas Drilling                               801
--------------------------------------------------------------------------------
Oil Companies-Exploration & Production -- 3.1%
ATP Oil & Gas*                        11,450           471
Berry Petroleum, Cl A                 14,400           484
Cabot Oil & Gas                       14,350           757
Parallel Petroleum*                   19,900           497
                                               -----------
Total Oil Companies-Exploration &
    Production                                       2,209
--------------------------------------------------------------------------------
Oil Field Machinery & Equipment -- 1.2%
Dresser-Rand Group*                   36,050           821
                                               -----------
Total Oil Field Machinery & Equipment                  821
--------------------------------------------------------------------------------
Oil-Field Services -- 3.7%
Hercules Offshore*                    30,050         1,074
Trico Marine Services*                23,995           879
W-H Energy Services*                  12,845           707
                                               -----------
Total Oil-Field Services                             2,660
--------------------------------------------------------------------------------
Physical Practice Management -- 2.2%
Healthways*                           28,930         1,554
                                               -----------
Total Physical Practice Management                   1,554
--------------------------------------------------------------------------------
Physical Therapy/Rehabilitation Centers -- 1.0%
Psychiatric Solutions*                22,207           699
                                               -----------
Total Physical Therapy/
   Rehabilitation Centers                              699
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Description                          Shares    Value (000)

--------------------------------------------------------------------------------
Real Estate Management/Services -- 1.0%
Trammell Crow*                        19,700   $       679
                                               -----------
Total Real Estate Management/Services                  679
--------------------------------------------------------------------------------
Retail-Apparel/Shoe -- 3.1%
Aeropostale*                          25,980           720
Charlotte Russe Holding*              35,700           935
Christopher & Banks                   18,600           524
                                               -----------
Total Retail-Apparel/Shoe                            2,179
--------------------------------------------------------------------------------
Retail-Arts & Crafts -- 0.7%
AC Moore Arts & Crafts*               28,900           497
                                               -----------
Total Retail-Arts & Crafts                             497
--------------------------------------------------------------------------------
Retail-Sporting Goods -- 0.6%
Hibbett Sporting Goods*               21,350           422
                                               -----------
Total Retail-Sporting Goods                            422
--------------------------------------------------------------------------------
Schools -- 2.6%
ITT Educational Services*             20,485         1,381
Strayer Education                      4,200           455
                                               -----------
Total Schools                                        1,836
--------------------------------------------------------------------------------
Semiconductor Components-Integrated Circuits -- 1.0%
Anadigics*                            64,700           357
Hittite Microwave*                     9,216           376
                                               -----------
Total Semiconductor Components-
   Integrated Circuits                                 733
--------------------------------------------------------------------------------
Telecommunications Equipment -- 2.5%
CommScope*                            57,200         1,786
                                               -----------
Total Telecommunications Equipment                   1,786
--------------------------------------------------------------------------------
Telecommunications Services -- 0.9%
Cbeyond*                              35,800           640
                                               -----------
Total Telecommunications Services                      640
--------------------------------------------------------------------------------
Therapeutics -- 0.7%
Theravance*                           19,665           466
                                               -----------
Total Therapeutics                                     466
--------------------------------------------------------------------------------
Transactional Software -- 2.2%
VeriFone Holdings*                    55,780         1,576
                                               -----------
Total Transactional Software                         1,576
--------------------------------------------------------------------------------
Web Hosting/Design -- 2.7%
Equinix*                              23,230         1,217
NIC*                                  51,467           283
Website Pros*                         46,307           429
                                               -----------
Total Web Hosting/Design                             1,929
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    Shares/Face
Description                        Amount (000)    Value (000)

--------------------------------------------------------------------------------
Wire & Cable Products -- 5.3%
General Cable*                        74,900     $   2,674
Superior Essex*                       35,710         1,096
                                                 ---------
Total Wire & Cable Products                          3,770
                                                 ---------
Total Common Stock (Cost $66,508)                   66,345
--------------------------------------------------------------------------------
Investment Company -- 4.0%
Index Fund-Small Cap -- 4.0%
iShares Russell 2000 Growth
Index Fund                            40,450         2,837
                                                 ---------
Total Index Fund-Small Cap                           2,837
Total Investment Company (Cost $2,950)               2,837
--------------------------------------------------------------------------------
Repurchase Agreement -- 2.1%
Morgan Stanley
   5.160%, dated 07/31/06, to be
   repurchased on 08/01/06, repurchase
   price $1,452,876 (collateralized by
   various U.S. Government obligations,
   total par value of $1,470,000, par
   values ranging from $70,000 to
   $725,000, rates ranging from 5.830%
   to 6.400%, maturity ranging from
   10/09/07 to 08/07/08; total market
   value $1,510,429)(A)               $1,453         1,453
                                                 ---------
Total Repurchase Agreement (Cost $1,453)             1,453
--------------------------------------------------------------------------------
Total Investments -- 99.6% (Cost $70,911)            70,635
--------------------------------------------------------------------------------
Other Assets and Liabilities -- 0.4%
Payable for Investment Advisory Fees                   (17)
Payable for Administration Fees                         (8)
Payable for Distribution Fees                           (5)
Payable for Investment Securities Purchased         (1,168)
Other Assets and Liabilities, Net                    1,513
--------------------------------------------------------------------------------
Total Other Assets and Liabilities                     315
--------------------------------------------------------------------------------
Net Assets -- 100.0%                            $    70,950
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Description                                     Value (000)

--------------------------------------------------------------------------------
Net Assets:
Paid-in-Capital ($0.001 par value, unlimited
   authorization)                              $    75,973
Accumulated net realized loss on investments        (4,747)
Unrealized depreciation on investments                (276)
                                                 ---------
Net Assets                                     $    70,950
--------------------------------------------------------------------------------
Net Asset Value and Redemption
   Price Per Share -- Class A
   ($20,814,306 / 1,979,233 shares)                 $10.52
--------------------------------------------------------------------------------
Maximum Offering
   Price Per Share -- Class A
   ($10.52/94.25%)                                  $11.16
--------------------------------------------------------------------------------
Net Asset Value and Offering
   Price Per Share -- Class C+
   ($383,571 / 36,767 shares)                       $10.43
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
   Price Per Share -- Class Z**
   ($1,008 / 96 shares)                             $10.55
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
   Price Per Share -- Institutional Class
   ($49,751,581 / 4,712,403 shares)                 $10.56
--------------------------------------------------------------------------------

 * Non-income producing security.
** Net assets divided by shares do not calculate to the stated NAV because these amounts are shown rounded.
+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
(A) -- Tri-party repurchase agreement
Cl -- Class
Cost figures are shown with "000's" omitted.



The accompanying notes are an integral part of the financial statements.

OLD MUTUAL INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
MARKET OVERVIEW
Sub-Advisors: Clay Finlay Inc. and Acadian Asset Management, Inc.


PERFORMANCE HIGHLIGHTS


O THE OLD MUTUAL INTERNATIONAL EQUITY FUND DEMONSTRATED STRONG PERFORMANCE SINCE
  ITS INCEPTION, BUT UNDERPERFORMED ITS BENCHMARK, THE MSCI EAFE(R) INDEX.

O THE FUND DID NOT PARTICIPATE FULLY IN THE MARKET STRENGTH IN JANUARY 2006 DUE
  TO ITS CASH POSITION.

O COUNTRY EXPOSURE IN AUSTRALIA, HONG KONG AND FRANCE DETRACTED FROM THE FUND'S
  PERFORMANCE RELATIVE TO THE INDEX DURING THE PERIOD.

O OVERALL, LUXEMBOURG, JAPAN AND GERMANY WERE THE TOP CONTRIBUTING COUNTRIES TO
  PERFORMANCE RELATIVE TO THE MSCI EAFE(R) INDEX DURING THE PERIOD.


Q.  How did the Fund perform relative to its benchmark?

A. The Old Mutual International Equity Fund's inception date was December 30, 2005. During the period since inception through the end of the annual period on July 31, 2006, the Fund's Class A shares gained 9.50% at net asset value. While the Fund demonstrated strong performance since its inception, the Fund underperformed its benchmark, the MSCI EAFE(R) Index, which returned 11.25% for the same time period. Performance for all share classes can be found on page 121.


Q.  What investment environment did the Fund face during the past year?

A. Despite the correction seen in May and June, world equity markets remained in firmly positive territory for the year-to-date period ended July 31, 2006, demonstrating resilience amid consistently elevated energy prices, inflationary pressures and other global concerns. The dollar fell against other major currencies. As measured by the MSCI Europe IndexSM,1, European markets were up 15.3% overall in U.S. dollar terms and the outlook in this region called for continued -- although moderate -- growth. As the period ended, both the European Central Bank and the Bank of England were poised to raise interest rates amid positive data and above-target inflation figures. However, the move appeared to be expected by markets and did not affect them adversely.

    The European region's major markets performed well during the period, with sound economic fundamentals sustaining the view that future growth can be expected in 2006 and into 2007. Germany's equity market gained 13.0%, as measured by the MSCI Germany Index2, amid record-high levels of business confidence, encouraging employment data and strong corporate profits. German consumer spending also got a boost from the World Cup in June. In France, another country in which consumer spending and employment have shown signs of a recovery, the equity market rose 16.8%, as measured by the MSCI France Index2. Italy performed in line with Germany and France, gaining 13.8% year-to-date, as measured by the MSCI Italy Index2. Italians are hopeful that the center-left coalition government elected in April will introduce much-needed economic reform and make progress on paying off the country's massive debt levels. The growth picture for the United Kingdom is bright, according to one of the Fund's sub-advisors, Acadian Asset Management, Inc. ("Acadian"), with consumer spending and domestic demand remaining firm and showing evidence that they could strengthen further. The United Kingdom's stock market rose by 16.2%, as measured by the MSCI UK Index2.

    As measured by the MSCI Pacific Index, the Asia-Pacific region returned 3.4% in U.S. dollar-stated terms. As measured by the MSCI Japan Index2 and the MSCI New Zealand Index2, respectively, the Asia Pacific region's performance was held back by tepid results in Japan (1.3%) and notable declines in New Zealand (-11.3%). During the period, the Japanese recovery moderated to more sustainable levels, the central bank ended its zero interest rate policy and investors took profits following a surge of gains. Industrial production has risen, while exports -- particularly in the technology sector -- are strong and real estate has begun to climb. Some of the market unease arose from speculation that the Bank of Japan may raise rates before 2006 year-end in an effort to moderate the pace of economic growth and to combat the persistent risk of inflation. Elsewhere in the region, Australia gained 11.1%, as measured by the MSCI Australia Index2, with commodity prices and global demand holding up and sustaining growth. Hong Kong rose 8.8%, as measured by the MSCI Hong Kong Index2, and Singapore gained 11.6%, as measured by the MSCI Singapore Index2, showing solid growth year-to-date.



International Equity Fund

Q.  Which market factors influenced the Fund's relative performance?

A. Clay Finlay Inc. ("Clay Finlay"), one of the Fund's sub-advisors, believes that the period of extreme global liquidity is coming to an end. Clay Finlay notes that the Bank of Japan has been draining excess reserves (the fuel for global carry trades) since March, reducing the Japanese monetary base by almost 20%. Monetary policy is tightening in all major regions, which resulted in increased volatility and a strong correction in emerging markets during the period.


Q.  How did portfolio composition affect Fund performance?

A. The Fund did not participate fully in the market strength in January due to its cash position. The fact that the Fund was not fully invested during this strongly rising market, is a major contributor to its underperformance for the period.

    Overall, Luxembourg, Japan and Germany were the top contributing countries to performance relative to the MSCI EAFE(R) Index during the period. Overweighted allocations to key European markets added value during the period, most notably Germany and Luxembourg. Contributing significantly to value added in the Fund's portfolio was stock selection in Germany, where positions in automaker, Porsche, and capital equipment holding, MAN, were key drivers of excess relative returns. Luxembourg-based Arcelor (no longer a Fund holding), a steel producer, also played a key role in contributing to the Fund's positive performance during the period. The portfolio was underweight relative to the index in Japan, which was positive for relative return as a rocky equity market produced tepid results. Stock selection in Japan also contributed to performance as holdings, including electronics manufacturers, Matsushita (no longer a Fund holding) and KDDI, produced strong returns after reporting record-high profits for 2005. Compagnie Generale des Etablissements Michelin, a France-based tire manufacturer; SBI Holdings, a Japan-based financial company and Techtronic Industries, an electronic product manufacturer and trader, are examples of stocks that detracted from relative performance during the one-year period.

    Country exposure in France, Hong Kong Australia detracted from the Fund's performance relative to the index during the period. Specific stock holdings in these countries proved to be negative contributors. In Australia positions in airline, Qantas (no longer a Fund holding), and materials company, Rio Tinto, were the most costly. Stock selection and country positioning in Hong Kong also cost the portfolio some value relative to the index.

    On a sector basis, overall, materials, telecommunication services and industrials were the key contributors during the period. In the materials sector, the steel industry drove performance as demand remained firm and higher production costs drove up


------------------

1 The MSCI Europe IndexSM is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. As of June 2006, the MSCI Europe Index consisted of the following 16 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

2 To construct an MSCI Country Index, every listed security in the market is identified. Securities are free float adjusted, classified in accordance with the Global Industry Classification Standard (GICS(R)), and screened by size and liquidity. MSCI then constructs its indices by targeting for index inclusion 85% of the free float adjusted market capitalization in each industry group, within each country. By targeting 85% of each industry group, the MSCI Country Index captures 85% of the total country market capitalization while it accurately reflects the economic diversity of the market.


  TOP TEN HOLDINGS
  AS OF JULY 31, 2006


ING Groep                       2.8%
-----------------------------------------
HSBC Holdings                   2.3%
-----------------------------------------
AstraZeneca                     2.0%
-----------------------------------------
BNP Paribas                     1.8%
-----------------------------------------
National Bank of Greece         1.8%
-----------------------------------------
MAN                             1.8%
-----------------------------------------
BP                              1.8%
-----------------------------------------
Voestalpine                     1.6%
-----------------------------------------
National Grid                   1.6%
-----------------------------------------
Nintendo                        1.6%
-----------------------------------------
As a % of Total
Fund Investments               19.1%
-----------------------------------------


                                                       International Equity Fund

--------------------------------------------------------------------------------
MARKET OVERVIEW
Sub-Advisors: Clay Finlay Inc. and Acadian Asset Management, Inc.


    prices. Strong stock selection in materials and energy also added value to Clay Finlay's portion of the Fund's portfolio while a lack of exposure to utilities detracted from performance as this sector experienced strong gains. Financials, consumer discretionary and consumer staples detracted from performance during the period.


Q.  What is the investment outlook for international stocks?

A. Acadian notes that outside of the United States economic growth is forecast to be positive, corporate earnings are recovering and inflation is contained. Acadian believes that these conditions typically represent a supportive environment for international equities. Acadian also expects continued outperformance from the energy sector as relative valuations in this sector are still attractive as stock prices have not yet responded fully to the sharp energy price increases seen this year. Acadian believes energy companies may continue to produce solid earnings. Acadian also finds the materials sector attractive, given the current environment of global demand, which is not expected to taper off in the foreseeable future. It notes that banking and finance stocks may also fair well in the short-to-mid-term given the current interest rate environment and these sectors' relationship to the economic cycle.

    Clay Finlay believes that the Fund is well positioned to benefit from an expected recovery in Japan and Germany and a general broadening-out of global economic growth. Clay Finlay notes that the Fund is reasonably well insulated from an expected modest slowdown in the United States and from U.S. dollar weakness. In the long-term, Clay Finlay believes that the stocks in the Fund are positioned to provide higher-than-average profit growth.



International Equity Fund

PERFORMANCE AND PORTFOLIO SUMMARY


Total Return as of July 31, 2006
--------------------------------------------------------------------------------

                                                                  Inception Date     Since Inception*
------------------------------------------------------------------------------------------------------
Class A with front-end load                                           12/30/05            3.20%
Class A without load                                                  12/30/05            9.50%
Class C with deferred sales load                                      12/30/05            8.10%
Class C without deferred sales load                                   12/30/05            9.10%
Class Z                                                               12/30/05            9.70%
InstitutionalClass                                                    12/30/05            9.80%
MSCI EAFE(R) Index                                                    12/30/05           11.25%
------------------------------------------------------------------------------------------------------

Past performance is not a guarantee of future results. Information about these performance results and the comparative index can be found on pages 1 and 2.
* Not annualized.

Fund Performance
--------------------------------------------------------------------------------

LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                           OM                        OM                       OM                       OM                   MSCI
                   INTERNATIONAL EQUITY      INTERNATIONAL EQUITY     INTERNATIONAL EQUITY     INTERNATIONAL EQUITY        EAFE(R)
                      FUND, CLASS A             FUND, CLASS C            FUND, CLASS Z      FUND, INSTITUTIONAL CLASS      INDEX
12/30/05                  $ 9425                    $10000                  $10000                  $10000                 $10000
7/31/06                    10321                     10810                   10971                   10980                  11126

Past performance is not a guarantee of future results. The graph above compares an investment made in each of the Fund's share classes on the inception date of 12/30/05 to an investment made in an unmanaged securities index on that date. The performance of the Fund's Class A shares shown in the line graph takes into account the maximum initial sales charge. Performance for the Fund's Class C shares assumes the payment of a contingent deferred sales load, which is charged on investments held less than one year. The Fund's performance in this chart and the performance table assumes reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.


Asset Class Weightings as of July 31, 2006 -- % of Total Fund Investments
--------------------------------------------------------------------------------

[PIE CHART OMITTED, PLOT POINTS FOLLOWS]

Repurchase Agreement (0.7%)
Common Stock (1.6%)
Foreign Preferred Stock (1.7%)
Foreign Common Stock (96.0%)

--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
AS OF JULY 31, 2006


--------------------------------------------------------------------------------

Description                          Shares     Value (000)

--------------------------------------------------------------------------------
Common Stock -- 1.6%
Aerospace/Defense -- 0.5%
Empresa Brasileira de Aeronautica ADR    900   $        31
                                               -----------
Total Aerospace/Defense                                 31
--------------------------------------------------------------------------------
Broadcast Services/Programming -- 0.6%
Grupo Televisa ADR                     1,800            33
                                               -----------
Total Broadcast Services/Programming                    33
--------------------------------------------------------------------------------
Semiconductor Components-Integrated Circuits -- 0.5%
United Microelectronics ADR           10,000            31
                                               -----------
Total Semiconductor Components-
   Integrated Circuits                                  31
                                               -----------
Total Common Stock (Cost $106)                          95
--------------------------------------------------------------------------------
Foreign Common Stock -- 95.0%
Australia -- 4.3%
BHP Billiton                           2,839            60
Caltex Australia                         906            17
National Australia Bank                  543            15
Oxiana                                 7,635            18
QBE Insurance Group                      820            14
Rio Tinto                                960            54
Santos                                 8,605            76
                                               -----------
Total Australia                                        254
--------------------------------------------------------------------------------
Austria -- 4.0%
Erste Bank der oesterreichischen
   Sparkassen                            984            57
Telekom Austria                        1,486            34
Voestalpine                              638            94
Wiener Staedtische Versicherung          900            52
                                               -----------
Total Austria                                          237
--------------------------------------------------------------------------------
Belgium -- 1.5%
KBC Groep                                836            91
                                               -----------
Total Belgium                                           91
--------------------------------------------------------------------------------
Canada -- 1.4%
Bank of Montreal                         900            51
Goldcorp                               1,000            29
                                               -----------
Total Canada                                            80
--------------------------------------------------------------------------------
Denmark -- 0.1%
Sydbank                                  200             7
                                               -----------
Total Denmark                                            7
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Description                          Shares     Value (000)

--------------------------------------------------------------------------------
Finland -- 0.1%
Metso                                    100   $         4
Nokia                                    200             4
                                               -----------
Total Finland                                            8
--------------------------------------------------------------------------------
France -- 8.4%
Accor                                    500            30
AXA                                    2,666            92
BNP Paribas                            1,108           108
Bouygues                                 806            40
Compagnie Generale des
   Etablissements Michelin, Cl B       1,239            75
Sanofi-Aventis                           900            85
Total                                    668            46
Vallourec                                100            22
                                               -----------
Total France                                           498
--------------------------------------------------------------------------------
Germany -- 9.7%
BASF                                      82             7
Beiersdorf                             1,023            54
Commerzbank                            2,586            90
Deutsche Lufthansa                     4,619            86
Hypo Real Estate Holding                 700            39
IVG Immobilien                         1,800            57
MAN                                    1,435           104
Patrizia Immobilien*                   1,600            40
Puma                                      72            26
Salzgitter                                62             5
Siemens                                  800            64
                                               -----------
Total Germany                                          572
--------------------------------------------------------------------------------
Greece -- 2.3%
National Bank of Greece                2,700           104
OPAP                                     800            29
                                               -----------
Total Greece                                           133
--------------------------------------------------------------------------------
Hong Kong -- 4.1%
ASM Pacific Technology                13,500            68
Cheung Kong Holdings                   4,000            43
Kingboard Chemical Holdings           19,000            56
Shun Tak Holdings                     40,000            52
Techtronic Industries                 10,000            13
VTech Holdings                         2,401            13
                                               -----------
Total Hong Kong                                        245
--------------------------------------------------------------------------------
Italy -- 1.1%
ENI                                      278             9
Fondiaria-Sai                          1,412            57
                                               -----------
Total Italy                                             66
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Description                          Shares    Value (000)

--------------------------------------------------------------------------------
Japan -- 22.8%
ABILIT                                 1,200   $         6
Advantest                                600            58
Bank of Fukuoka                        7,000            52
Canon                                  1,650            79
Central Japan Railway                      8            89
Fujitsu General*                       3,000             8
Haseko*                                2,000             7
Juki                                   6,000            34
KDDI                                       2            13
Komatsu                                4,000            81
Leopalace21                            1,100            39
Mitsubishi UFJ Financial Group             6            84
Mizuho Financial Group                     8            67
Mori Seiki                               300             6
Nidec                                    800            57
Nintendo                                 500            93
Nippon Steel                           5,000            19
Nissan Diesel Motor                    3,000            12
Nissan Motor                           7,600            82
ORIX                                     290            76
SBI Holdings                               4             2
Sega Sammy Holdings                      900            30
Sony                                     100             5
Sumisho Lease                          1,300            68
Sumitomo Metal Mining                  2,000            28
Sumitomo Trust & Banking               2,000            21
Tokyo Electron                           300            19
Tokyo Steel Manufacturing                500             9
Toray Industries                       7,000            59
Towa Real Estate Development*          1,500             7
Xebio                                  1,800            57
Yamada Denki                             300            29
Yamaha Motor                           1,300            34
Yamato Kogyo                             800            17
                                               -----------
Total Japan                                          1,347
--------------------------------------------------------------------------------
Mexico -- 0.5%
GEO SA de CV, Ser B*                   7,000            28
                                               -----------
Total Mexico                                            28
--------------------------------------------------------------------------------
Netherlands -- 4.9%
Aegon                                  4,945            84
Heineken                                 111             5
ING Groep                              3,986           162
Royal Dutch Shell, Cl A                  823            29
TNT                                       52             2
USG People                               127             9
                                               -----------
Total Netherlands                                      291
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Description                          Shares     Value (000)

--------------------------------------------------------------------------------
Portugal -- 0.5%
Banco Comercial Portugues             10,031   $        29
                                               -----------
Total Portugal                                          29
--------------------------------------------------------------------------------
Singapore -- 2.5%
Keppel                                 9,000            87
Singapore Airlines                     4,349            36
Singapore Telecommunications          11,000            18
United Test and Assembly Center*      14,000             6
                                               -----------
Total Singapore                                        147
--------------------------------------------------------------------------------
South Korea -- 1.1%
Daegu Bank                             1,600            29
Samsung Electronics                       60            38
                                               -----------
Total South Korea                                       67
--------------------------------------------------------------------------------
Spain -- 1.6%
Banco Bilbao Vizcaya Argentaria        3,800            81
Telefonica                               890            15
                                               -----------
Total Spain                                             96
--------------------------------------------------------------------------------
Sweden -- 1.1%
Ericsson, Cl B                        17,000            53
JM                                       800            12
                                               -----------
Total Sweden                                            65
--------------------------------------------------------------------------------
Switzerland -- 5.4%
Credit Suisse Group                    1,631            91
Julius Baer Holding                      700            65
Nestle                                   100            33
Novartis                                 500            28
Roche Holding                            355            63
Swiss Life Holding*                      115            27
Zurich Financial Services                 53            12
                                               -----------
Total Switzerland                                      319
--------------------------------------------------------------------------------
Taiwan -- 0.5%
HON HAI Precision Industry             2,400            29
                                               -----------
Total Taiwan                                            29
--------------------------------------------------------------------------------
United Kingdom -- 17.1%
3i Group                               3,554            62
3i Group, Cl B*                        4,200            10
AstraZeneca                            1,922           117
BP                                     8,501           104
British Energy Group*                  3,012            41
BT Group                                 507             2
Collins Stewart Tullett                3,800            55
Corus Group                            3,772            30
Gallaher Group                           497             8
GlaxoSmithKline                        2,900            80
--------------------------------------------------------------------------------

OLD MUTUAL INTERNATIONAL EQUITY FUND -- concluded
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
AS OF JULY 31, 2006


--------------------------------------------------------------------------------
                                   Shares/Face
Description                       Amount (000)  Value (000)

--------------------------------------------------------------------------------
United Kingdom -- continued
HBOS                                   4,368   $        80
HSBC Holdings                          7,283           132
Imperial Tobacco Group                   193             6
Marks & Spencer                        1,546            17
Michael Page International             3,600            22
National Grid                          8,276            94
Persimmon                                904            22
Vedanta Resources                      1,900            47
Vodafone Group (B)                    32,375            70
Vodafone Group, Cl B* (B)             37,000            11
                                               -----------
Total United Kingdom                                 1,010
                                               -----------
Total Foreign Common Stock (Cost $5,349)             5,619
--------------------------------------------------------------------------------
Foreign Preferred Stock -- 1.7%
Germany -- 1.7%
Fresenius                                450            74
Porsche                                   27            26
                                               -----------
Total Germany                                          100
                                               -----------
Total Foreign Preferred Stock (Cost $96)               100
--------------------------------------------------------------------------------
Repurchase Agreement -- 0.7%
Morgan Stanley
   5.165%, dated 07/31/06, to be
   repurchased on 08/01/06, repurchase
   price $39,948 (collateralized by a
   U.S. Government obligation, par
   value $40,000, 6.400%, 10/09/07,
   total market value $41,258) (A)     $  40            40
                                               -----------
Total Repurchase Agreement (Cost $40)                   40
--------------------------------------------------------------------------------
Total Investments -- 99.0%
    (Cost $5,591)                                    5,854
--------------------------------------------------------------------------------
Other Assets and Liabilities -- 1.0%
Payable for Investment Advisory Fees                    (1)
Payable for Administration Fees                         (1)
Other Assets and Liabilities, Net                       60
--------------------------------------------------------------------------------
Total Other Assets and Liabilities                      58
--------------------------------------------------------------------------------
Net Assets -- 100.0%                            $     5,912
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Description                                     Value (000)

--------------------------------------------------------------------------------
Net Assets:
Paid-in-Capital ($0.001 par value, unlimited
   authorization)                              $     5,429
Undistributed net investment income                     22
Accumulated net realized gain on investments           198
Unrealized appreciation on investments                 263
                                               -----------
Net Assets                                     $     5,912
--------------------------------------------------------------------------------
Net Asset Value and Redemption
   Price Per Share -- Class A
   ($251,009 / 22,923 shares)                       $10.95
--------------------------------------------------------------------------------
Maximum Offering
   Price Per Share -- Class A
   ($10.95/94.25%)                                  $11.62
--------------------------------------------------------------------------------
Net Asset Value,
    Offering and Redemption
   Price Per Share -- Class C+
   ($170,113 / 15,597 shares)                          $10.91
--------------------------------------------------------------------------------
Net Asset Value and Offering
   Price Per Share -- Class Z
   ($1,097 / 100 shares)                               $10.97
--------------------------------------------------------------------------------
Net Asset Value, Offering and Redemption
   Price Per Share -- Institutional Class
   ($5,489,309 / 499,896 shares)                       $10.98
--------------------------------------------------------------------------------

* Non-income producing security.
+ Class C shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.
(A) -- Tri-party repurchase agreement
(B) -- Securities fair valued using methods determined in good faith according to procedures adopted by the Fair Valuation Committee of the Board of Trustees. At July 31, 2006, the total value of these securities was $81 (000), representing 1.4% of the net assets of the Fund.
ADR -- American Depositary Receipt
Cl -- Class
Ser -- Series
Cost figures are shown with "000's" omitted.



The accompanying notes are an integral part of the financial statements.

STATEMENTS OF ASSETS AND LIABILITIES (000, EXCLUDING SHARES)
AS OF JULY 31, 2006


------------------------------------------------------------------------------------------------------------------------------------
                                                                        Old Mutual                            Old Mutual
                                                                         Analytic           Old Mutual        Clay Finlay
                                                                          Global            Clay Finlay        Emerging
                                                                         Defensive             China            Markets
                                                                        Equity Fund            Fund              Fund
------------------------------------------------------------------------------------------------------------------------------------
Assets:
  Investment securities (including repurchase agreements), at cost        $3,110             $14,362            $2,900
------------------------------------------------------------------------------------------------------------------------------------
  Investment securities, at value                                         $2,935             $14,040            $3,012
  Repurchase Agreements                                                      212               1,529                --
  Cash                                                                       245                  --                58
  Foreign currency (cost $2, $187 and $118, respectively)                      2                187                118
  Dividend Tax Reclaim                                                        --                  --                --
  Receivable for Capital Shares Sold                                          32                 575                10
  Receivable from Investment Advisor                                           8                  --                --
  Receivable from Investment Securities Sold                                  --                 210                12
  Dividends and interest receivable                                            1                   6                 4
  Other Assets                                                                 4                  30                33
------------------------------------------------------------------------------------------------------------------------------------
   Total Assets                                                            3,439              16,577             3,247
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payable for investment securities purchased                                  1                 549                --
  Written Index Option contracts, at value (proceeds received of
    $(36), $(--) and $(--), respectively)                                     64                  --                --
  Securities sold short, at value (proceeds received of $(478),
    $(--) and $--), respectively)                                            478                  --                --
  Payable for capital shares redeemed                                         --                   4                --
  Payable for investment advisory fees                                        --                  11                 1
  Payable for administration fees                                             --                   2                --
  Payable for distribution fees                                               --                   1                --
  Other Payables                                                               4                   7                 7
  Accrued expenses                                                            13                  32                28
------------------------------------------------------------------------------------------------------------------------------------
   Total Liabilities                                                         560                 606                36
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                $2,879             $15,971            $3,211
------------------------------------------------------------------------------------------------------------------------------------
Net Assets:
  Paid-in Capital 1                                                       $2,861             $14,195            $2,955
  Undistributed net investment income/(accumulated net investment loss)       (8)                 57                (7)
  Accumulated net realized gain on investments                                17                 512               151
  Net unrealized appreciation on investments, securities sold short
    and written options                                                        9               1,207               112
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                $2,879             $15,971            $3,211
------------------------------------------------------------------------------------------------------------------------------------
Outstanding shares of beneficial interest -- Class A                      25,591             191,493            31,231
Outstanding shares of beneficial interest -- Class C                      11,117              60,163             7,661
Outstanding shares of beneficial interest -- Class Z                         100               1,799               100
Outstanding shares of beneficial interest -- Institutional Class         249,700             950,957           249,700
------------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value and Redemption Price Per Share -- Class A                $10.05 (a)          $13.23 (b)        $11.08 (c)
------------------------------------------------------------------------------------------------------------------------------------
 Maximum Offering Price per Share -- Class A (Net Asset Value/94.25%)     $10.66              $14.03            $11.76
------------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value and Offering Price Per Share -- Class C+                 $10.03 (a)          $13.18 (b)        $11.04 (c)
------------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, Offering and Redemption Price Per Share -- Class Z      $10.04 (a)          $13.25 (b)        $11.10 (c)
------------------------------------------------------------------------------------------------------------------------------------
 Net Asset Value, Offering and Redemption Price Per Share --
  Institutional Class                                                     $10.05 (a)          $13.27 (b)        $11.13 (c)
------------------------------------------------------------------------------------------------------------------------------------


 1  Par Value of $0.001, unlimited authorization.
(a) Based on net assets of $257,190, $111,501, $1,004 and $2,509,525 of Class A
    Shares, Class C Shares, Class Z Shares and Institutional Class Shares, respectively.
(b) Based on net assets of $2,532,496, $792,774, $23,835 and
    $12,621,761 of Class A Shares, Class C Shares, Class Z Shares and Institutional Class Shares, respectively.
(c) Based on net assets of $346,181, $84,568, $1,110 and $2,779,161 of Class A
    Shares, Class C Shares, Class Z Shares and Institutional Class Shares, respectively.
+ Class C Shares have a contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's prospectus.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF OPERATIONS (000)
FOR THE YEAR OR PERIOD ENDED JULY 31, 2006


------------------------------------------------------------------------------------------------------------------------------------
                                                       Old Mutual         Old Mutual        Old Mutual        Old Mutual
                                                    Asset Allocation   Asset Allocation  Asset Allocation   Asset Allocation
                                                      Conservative         Balanced       Moderate Growth       Growth
                                                        Portfolio          Portfolio         Portfolio         Portfolio
------------------------------------------------------------------------------------------------------------------------------------
                                                          8/1/05            8/1/05            8/1/05           8/1/05
                                                        to 7/31/06        to 7/31/06        to 7/31/06       to 7/31/06
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
     Dividends                                           $  144            $   800            $1,340           $1,001
     Interest                                               945              1,709             1,097              112
     Less: Foreign Taxes Withheld                            (7)               (38)              (76)             (52)
------------------------------------------------------------------------------------------------------------------------------------
       Total Investment Income                            1,082              2,471             2,361            1,061
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
     Investment Advisory Fees                               231                753               921              567
     Administration fees                                     33                103               126               73
     Trustees' fees                                          18                 49                54               29
     Custodian fees                                          60                133               156              132
     Professional fees                                       12                  9                27               16
     Registration and SEC fees                               48                 60                60               56
     Printing fees                                           (5)                (3)               15               18
     Transfer Agent fees                                     97                185               271              198
     Website fees                                            13                 40                57               40
     Offering costs                                           5                 12                 7                5
     Distribution and Service fees
       Class A Service fees                                  19                 68                80               49
       Class C Service fees                                  35                111               157               75
       Class C Distribution (12b-1) fees                    106                333               472              225
     Insurance expense                                      (43)              (102)              (76)             (41)
     Pricing expense                                         39                 55                54               44
     Dividend expense on securities sold short               --                  --               --               --
     Interest expense on securities sold short               --                  --               --               --
     Other expenses                                          --                  --                1                1
------------------------------------------------------------------------------------------------------------------------------------
       Total Expenses                                       668              1,806             2,382            1,487
------------------------------------------------------------------------------------------------------------------------------------
     Less: Investment advisory waiver                      (168)              (206)             (342)            (333)
     Less: Reimbursement of other expenses by Advisor        --                  --                --              --
     Less: Fees Paid Indirectly                              --                  --                --              --
------------------------------------------------------------------------------------------------------------------------------------
       Net Expenses                                         500              1,600             2,040            1,154
------------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss)                           582                871               321              (93)
------------------------------------------------------------------------------------------------------------------------------------
     Net Realized Gain (Loss) from Investment
       Transactions (including securities sold short)       123              1,958             2,589            2,049
     Net Realized Gain (Loss) on Written Option Contracts    --                 --                --               --
     Net Realized Gain (Loss) on Futures Contracts           --                 --                --               --
     Net Realized Gain (Loss) on Foreign Currency
       Transactions                                         (16)               (14)               39              (21)
     Net Increase from Payments by Affiliate+                --                 --                --               --
     Net Change in Unrealized Appreciation (Depreciation)
       on Investments (including securities sold short)     115              1,092             2,690            1,786
     Net Change in Unrealized Appreciation (Depreciation)
       on Written Option Contracts                           --                 --                --               --
     Net Change in Unrealized Appreciation (Depreciation)
       on Futures Contracts                                  --                 --                --               --
     Net Change in Unrealized Appreciation (Depreciation)
       on Forward foreign currency contracts and
       translation of other assets and liabilities
       denominated in foreign currency                      (16)              (38)               (10)               5
------------------------------------------------------------------------------------------------------------------------------------
     NET REALIZED AND UNREALIZED GAIN (LOSS) ON
        INVESTMENTS                                        206              2,998             5,308            3,819
------------------------------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets Resulting from
       Operations                                        $  788             $3,869            $5,629           $3,726
====================================================================================================================================


---------------------------------------------------------------------------------------------------------------------------------
                                                                  Old Mutual                 Old Mutual        Old Mutual
                                                                   Analytic                Analytic Global     Clay Finlay
                                                                   Defensive                  Defensive           China
                                                                 Equity Fund**               Equity Fund          Fund
---------------------------------------------------------------------------------------------------------------------------------
                                                           1/1/06            1/1/05           5/31/06*          12/30/05*
                                                         to 7/31/06        to 12/31/05       to 7/31/06        to 7/31/06
---------------------------------------------------------------------------------------------------------------------------------
Investment Income:
     Dividends                                           $  4,788           $  5,016           $   6            $   138
     Interest                                               1,842                414               3                 13
     Less: Foreign Taxes Withheld                              --                 --              --                 --
---------------------------------------------------------------------------------------------------------------------------------
       Total Investment Income                              6,630              5,430               9                151
---------------------------------------------------------------------------------------------------------------------------------
Expenses:
     Investment Advisory Fees                               3,074              1,556               5                 79
     Administration fees                                      398                355               1                  7
     Trustees' fees                                            63                 22              --                  1
     Custodian fees                                            30                 26               4                 22
     Professional fees                                        265                114               4                  7
     Registration and SEC fees                                 96                 75              --                 24
     Printing fees                                            117                 65               3                  2
     Transfer Agent fees                                      488                582               4                 20
     Website fees                                              67                 --              --                 --
     Offering costs                                            --                 --               6                 20
     Distribution and Service fees
       Class A Service fees                                   321                 73              --                  1
       Class C Service fees                                   229                178              --                 --
       Class C Distribution (12b-1) fees                      687                 --              --                  1
     Insurance expense                                        149                 --              --                  1
     Pricing expense                                           13                 --               2                  1
     Dividend expense on securities sold short              1,023                650               3                 --
     Interest expense on securities sold short                292                 --              --                 --
     Other expenses                                             1                221              --                 --
---------------------------------------------------------------------------------------------------------------------------------
       Total Expenses                                       7,313              3,917              32                186
---------------------------------------------------------------------------------------------------------------------------------
     Less: Investment advisory waiver                      (2,003)              (123)             (5)               (79)
     Less: Reimbursement of other expenses by Advisor          --                 --             (18)               (13)
     Less: Fees Paid Indirectly                                --                (68)***          --                 --
---------------------------------------------------------------------------------------------------------------------------------
       Net Expenses                                         5,310              3,726               9                 94
---------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss)                           1,320              1,704              --                 57
---------------------------------------------------------------------------------------------------------------------------------
     Net Realized Gain (Loss) from Investment
       Transactions (including securities sold short)       2,029              1,165             (12)               512
     Net Realized Gain (Loss) on Written Option Contracts   9,614             (6,232)             31                 --
     Net Realized Gain (Loss) on Futures Contracts           (483)             5,233              --                 --
     Net Realized Gain (Loss) on Foreign Currency
       Transactions                                           928              1,928             (10)                --
     Net Increase from Payments by Affiliate+                  65                 --              --                 --
     Net Change in Unrealized Appreciation
       (Depreciation) on Investments (including
       securities sold short)                               8,830             14,279              37              1,207
     Net Change in Unrealized Appreciation
       (Depreciation) on Written Option Contracts         (12,618)             4,635             (28)                --
     Net Change in Unrealized Appreciation
       (Depreciation) on Futures Contracts                  4,340               (138)             --                 --
     Net Change in Unrealized Appreciation
       (Depreciation) on Forward foreign currency
       contracts and translation of other assets and
       liabilities denominated in foreign currency            781               (338)             --                 --
---------------------------------------------------------------------------------------------------------------------------------
    NET REALIZED AND UNREALIZED GAIN (LOSS) ON
      INVESTMENTS                                          13,486             20,532              18              1,719
---------------------------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets Resulting from
       Operations                                         $14,806            $22,236            $ 18             $1,776
=================================================================================================================================



------------------------------------------------------------------------------------------------------------
                                                        Old Mutual       Old Mutual
                                                        Clay Finlay      Copper Rock       Old Mutual
                                                         Emerging         Emerging        International
                                                       Markets Fund      Growth Fund       Equity Fund
------------------------------------------------------------------------------------------------------------
                                                         12/30/05*          8/1/05          12/30/05*
                                                        to 7/31/06        to 7/31/06        to 7/31/06
------------------------------------------------------------------------------------------------------------
Investment Income:
     Dividends                                            $  32          $      15            $108
     Interest                                                 1                 67               1
     Less: Foreign Taxes Withheld                            (4)                --             (11)
------------------------------------------------------------------------------------------------------------
       Total Investment Income                               29                 82              98
------------------------------------------------------------------------------------------------------------
Expenses:
     Investment Advisory Fees                                20                186              32
     Administration fees                                      2                 25               4
     Trustees' fees                                          --                  3               1
     Custodian fees                                          16                  5              15
     Professional fees                                        3                 37               4
     Registration and SEC fees                               25                 33              25
     Printing fees                                            1                 17               5
     Transfer Agent fees                                     19                 94              19
     Website fees                                            --                 16              --
     Offering costs                                          21                 54              20
     Distribution and Service fees
       Class A Service fees                                  --                 24              --
       Class C Service fees                                  --                 --              --
       Class C Distribution (12b-1) fees                     --                  1              --
     Insurance expense                                        1                  2               1
     Pricing expense                                          1                  2               2
     Dividend expense on securities sold short               --                 --              --
     Interest expense on securities sold short               --                 --              --
     Other expenses                                          --                  2              --
------------------------------------------------------------------------------------------------------------
       Total Expenses                                       109                501             128
------------------------------------------------------------------------------------------------------------
     Less: Investment advisory waiver                       (20)              (186)            (32)
     Less: Reimbursement of other expenses by Advisor       (65)               (42)            (59)
     Less: Fees Paid Indirectly                              --                 --              --
------------------------------------------------------------------------------------------------------------
       Net Expenses                                          24                273              37
------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss)                             5               (191)             61
------------------------------------------------------------------------------------------------------------
     Net Realized Gain (Loss) from Investment
       Transactions (including securities sold short)       151             (4,747)            200
     Net Realized Gain (Loss) on Written Option Contract     --                 --              --
     Net Realized Gain (Loss) on Futures Contracts           --                 --              --
     Net Realized Gain (Loss) on Foreign Currency
       Transactions                                         (12)                --             (41)
     Net Increase from Payments by Affiliate+                --                 --              --
     Net Change in Unrealized Appreciation
       (Depreciation) on Investments (including
       securities sold short)                               111               (276)            263
     Net Change in Unrealized Appreciation
       (Depreciation) on Written Option Contracts            --                 --              --
     Net Change in Unrealized Appreciation
       (Depreciation) on Futures Contracts                   --                 --              --
     Net Change in Unrealized Appreciation
       (Depreciation) on Forward foreign currency
       contracts and translation of other assets and
       liabilities denominated in foreign currency            1                 --              --
------------------------------------------------------------------------------------------------------------
    NET REALIZED AND UNREALIZED GAIN (LOSS) ON
      INVESTMENTS                                           251             (5,023)            422
------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets Resulting from
       Operations                                          $256            $(5,214)           $483
============================================================================================================

*   Inception date of the Fund
** On December 9, 2005, the Old Mutual Analytic Defensive Equity Fund (the "Fund") acquired substantially all of the assets and liabilities of the Analytic Defensive Equity Fund (the "Predecessor Fund"), a series of The Advisors' Inner Circle Fund. The operations of the Fund prior to the acquisition were those of the Predecessor Fund. The Fund changed its fiscal year end from December 31 to July 31. See Note 1 in Notes to Financial Statements.
*** See Note 3 in Notes to Financial Statements.
+   See Note 2 in Notes to Financial Statements.

Amounts designated as "--" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

126 & 127

STATEMENTS OF CHANGES IN NET ASSETS (000)

--------------------------------------------------------------------------------------------------------------------
                                                     OLD MUTUAL                            OLD MUTUAL
                                                  ASSET ALLOCATION                      ASSET ALLOCATION
                                               CONSERVATIVE PORTFOLIO                  BALANCED PORTFOLIO
--------------------------------------------------------------------------------------------------------------------
                                           8/1/05              9/30/04*             8/1/05           9/30/04*
                                         to 7/31/06           to 7/31/05          to 7/31/06        to 7/31/05
--------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)           $   582               $   147            $    871           $   204
   Net Realized Gain (Loss) from
     Investments (including
     Securities Sold Short),
     Written Options Contracts,
     Futures Contracts and Foreign
     Currency Transactions                    107                    45               1,944               133
   Net Increase from Payments
     by Affiliates                             --                    --                  --                --
   Net Change in Unrealized
     Appreciation (Depreciation)
     on Investments (including
     Securities Sold Short),
     Written Options Contracts,
     Futures Contracts and
     Foreign Currency Transactions             99                   439               1,054             2,508
--------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in
     Net Assets Resulting
     from Operations                          788                   631               3,869             2,845
--------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
   Net Investment Income
     Class A                                 (150)                  (32)               (310)              (61)
     Class C                                 (187)                  (24)               (215)              (29)
     Class Z                                    --                   --                  --                --
     Institutional Class                     (115)                  (57)               (158)              (73)
   Net Realized Gains from
     Security Transactions
     Class A                                  (31)                   --                (178)               --
     Class C                                  (57)                   --                (285)               --
     Class Z                                    --                   --                  --                --
     Institutional Class                      (22)                   --                 (84)               --
--------------------------------------------------------------------------------------------------------------------
   Total Dividends and Distributions         (562)                 (113)             (1,230)             (163)
--------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
   Class A
   Shares Issued                            5,211                 6,851              22,402            19,334
   Shares Issued upon Reinvestment
     of Distributions                         137                    24                 349                44
   Redemption Fees                              --                   --                  --                --
   Shares Redeemed                         (3,517)                 (331)             (5,439)             (658)
--------------------------------------------------------------------------------------------------------------------
   Total Class A Transactions               1,831                 6,544              17,312            18,720
--------------------------------------------------------------------------------------------------------------------
   Class C
   Shares Issued                           14,123                 7,931              41,520            24,281
   Shares Issued upon Reinvestment
     of Distributions                          95                     7                 242                13
   Redemption Fees                              --                   --                  --                --
   Shares Redeemed                         (3,978)                 (160)             (5,573)             (856)
--------------------------------------------------------------------------------------------------------------------
   Total Class C Transactions              10,240                 7,778              36,189            23,438
--------------------------------------------------------------------------------------------------------------------
   Class Z
   Shares Issued                                1                    --                   1                --
   Shares Issued upon Reinvestment
     of Distributions                          --                    --                  --                --
   Redemption Fees                             --                    --                  --                --
   Shares Redeemed                             --                    --                  --                --
--------------------------------------------------------------------------------------------------------------------
   Total Class Z Transactions                   1                    --                   1                --
--------------------------------------------------------------------------------------------------------------------
   Institutional Class
   Shares Issued                              227                 4,868               1,117            10,189
   Shares Issued upon Reinvestment
     of Distributions                         137                    58                 242                73
   Redemption Fees                             --                    --                  --                --
   Shares Redeemed                            (23)                   --                (211)               (1)
--------------------------------------------------------------------------------------------------------------------
   Total Institutional Class
     Transactions                             341                 4,926               1,148            10,261
--------------------------------------------------------------------------------------------------------------------
   Increase in Net Assets
     Derived from Capital
     Share Transactions                    12,413                19,248              54,650            52,419
--------------------------------------------------------------------------------------------------------------------
   Total Increase in Net Assets            12,639                19,766              57,289            55,101
--------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of Period                     19,791                    25              55,126                25
--------------------------------------------------------------------------------------------------------------------
   End of Period                          $32,430               $19,791            $112,415           $55,126
====================================================================================================================
Undistributed (Distributions
in Excess of) Net Investment
Income/(accumulated
Net Investment Loss)                      $   137               $     8            $    186           $   (16)
====================================================================================================================


----------------------------------------------------------------------------------------------------------------------
                                                     OLD MUTUAL                              OLD MUTUAL
                                                  ASSET ALLOCATION                        ASSET ALLOCATION
                                              MODERATE GROWTH PORTFOLIO                   GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
                                              8/1/05           9/30/04*              8/1/05             9/30/04*
                                            to 7/31/06        to 7/31/05           to 7/31/06          to 7/31/05
----------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)            $    321            $    72             $   (93)              $    16
   Net Realized Gain (Loss) from
     Investments (including
     Securities Sold Short),
     Written Options Contracts,
     Futures Contracts and Foreign
     Currency Transactions                    2,628                (46)              2,028                    25
   Net Increase from Payments
     by Affiliates                               --                 --                  --                    --
   Net Change in Unrealized
     Appreciation (Depreciation)
     on Investments (including
     Securities Sold Short),
     Written Options Contracts,
     Futures Contracts and
     Foreign Currency Transactions            2,680              2,889               1,791                 2,231
----------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in
     Net Assets Resulting
     from Operations                          5,629              2,915               3,726                 2,272
----------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
   Net Investment Income
     Class A                                    (73)                (3)                (23)                   (1)
     Class C                                     (1)                --                  --                    --
     Class Z                                     --                 --                  --                    --
     Institutional Class                        (25)                (6)                (14)                   (6)
   Net Realized Gains from
     Security Transactions
     Class A                                   (124)                --                (133)                   --
     Class C                                   (248)                --                (200)                   --
     Class Z                                     --                 --                  --                    --
     Institutional Class                        (29)                --                 (52)                   --
----------------------------------------------------------------------------------------------------------------------
   Total Dividends and Distributions           (500)                (9)               (422)                   (7)
----------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
   Class A
   Shares Issued                             32,649             17,651              23,101                 9,915
   Shares Issued upon Reinvestment
     of Distributions                           135                  2                  95                     1
   Redemption Fees                               --                 --                  --                    --
   Shares Redeemed                           (5,916)              (811)             (4,377)                 (197)
----------------------------------------------------------------------------------------------------------------------
   Total Class A Transactions                26,868             16,842              18,819                 9,719
----------------------------------------------------------------------------------------------------------------------
   Class C
   Shares Issued                             67,934             29,814              37,384                12,967
   Shares Issued upon Reinvestment
     of Distributions                           106                 --                 107                    --
   Redemption Fees                               --                 --                  --                    --
   Shares Redeemed                           (6,007)              (252)             (2,207)                 (406)
----------------------------------------------------------------------------------------------------------------------
   Total Class C Transactions                62,033             29,562              35,284                12,561
----------------------------------------------------------------------------------------------------------------------
   Class Z
   Shares Issued                                  1                 --                   1                    --
   Shares Issued upon Reinvestment
     of Distributions                            --                 --                  --                    --
   Redemption Fees                               --                 --                  --                    --
   Shares Redeemed                               --                 --                  --                    --
----------------------------------------------------------------------------------------------------------------------
   Total Class Z Transactions                     1                 --                   1                    --
----------------------------------------------------------------------------------------------------------------------
   Institutional Class
   Shares Issued                              1,404              5,579               8,786                 5,378
   Shares Issued upon Reinvestment
     of Distributions                            54                  6                  67                     6
   Redemption Fees                               --                 --                  --                    --
   Shares Redeemed                              (46)                --                (299)                   --
----------------------------------------------------------------------------------------------------------------------
   Total Institutional Class
     Transactions                             1,412              5,585               8,554                 5,384
----------------------------------------------------------------------------------------------------------------------
   Increase in Net Assets
     Derived from Capital
     Share Transactions                      90,314             51,989              62,658                27,664
----------------------------------------------------------------------------------------------------------------------
   Total Increase in Net Assets              95,443             54,895              65,962                29,929
----------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of Period                       54,920                 25              29,954                    25
----------------------------------------------------------------------------------------------------------------------
   End of Period                           $150,363            $54,920             $95,916               $29,954
======================================================================================================================
Undistributed (Distributions
in Excess of) Net Investment
Income/(accumulated
Net Investment Loss)                       $    296            $     3             $   (21)              $     9
======================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 OLD MUTUAL
                                                              OLD MUTUAL                       ANALYTIC GLOBAL           OLD MUTUAL
                                                          ANALYTIC DEFENSIVE                      DEFENSIVE             CLAY FINLAY
                                                             EQUITY FUND**                       EQUITY FUND             CHINA FUND
------------------------------------------------------------------------------------------------------------------------------------
                                              1/1/06            1/1/05          1/1/04            5/31/06*                12/30/05*
                                            to 7/31/06        to 12/31/05     to 12/31/04        to 7/31/06              to 7/31/06
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)            $    1,320        $   1,704          $   375            $   --              $      57
   Net Realized Gain (Loss) from
     Investments (including
     Securities Sold Short),
     Written Options Contracts,
     Futures Contracts and Foreign
     Currency Transactions                     12,088            2,094            2,681                 9                    512
   Net Increase from Payments
     by Affiliates                                 65               --               --                --                     --
   Net Change in Unrealized
     Appreciation (Depreciation)
     on Investments (including
     Securities Sold Short),
     Written Options Contracts,
     Futures Contracts and
     Foreign Currency Transactions              1,333           18,438            1,840                 9                  1,207
------------------------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in
     Net Assets Resulting
     from Operations                           14,806           22,236            4,896                18                  1,776
------------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
   Net Investment Income
     Class A                                       --           (2,191)              --                --                     --
     Class C                                       --           (1,331)              --                --                     --
     Class Z                                       --           (5,290)            (780)               --                     --
     Institutional Class                           --               --               --                --                     --
   Net Realized Gains from
     Security Transactions
     Class A                                       --           (2,788)              --                --                     --
     Class C                                       --           (1,852)              --                --                     --
     Class Z                                       --           (6,458)          (1,583)               --                     --
     Institutional Class                           --               --               --                --                     --
------------------------------------------------------------------------------------------------------------------------------------
   Total Dividends and Distributions               --          (19,910)          (2,363)               --                     --
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
   Class A
   Shares Issued                              197,245          134,980               --               253                  2,606
   Shares Issued upon Reinvestment
     of Distributions                             (53)           2,925               --                --                     --
   Redemption Fees                                  5               --               --                --                     --
   Shares Redeemed                            (38,695)          (4,611)              --                --                   (110)
------------------------------------------------------------------------------------------------------------------------------------
   Total Class A Transactions                 158,502          133,294(1)            --               253                  2,496
------------------------------------------------------------------------------------------------------------------------------------
   Class C
   Shares Issued                              119,793           90,979               --               110                    796
   Shares Issued upon Reinvestment
     of Distributions                              (6)             779               --                --                     --
   Redemption Fees                                 --               --               --                --                     --
   Shares Redeemed                             (7,574)          (2,623)              --                --                     --
------------------------------------------------------------------------------------------------------------------------------------
   Total Class C Transactions                 112,213           89,135(1)            --               110                    796
------------------------------------------------------------------------------------------------------------------------------------
   Class Z
   Shares Issued                               10,934          312,540           15,241                 1                     23
   Shares Issued upon Reinvestment
     of Distributions                              --           11,591            2,289                --                     --
   Redemption Fees                                  1               --               --                --                     --
   Shares Redeemed                           (101,658)        (162,080)          (7,585)               --                     --
------------------------------------------------------------------------------------------------------------------------------------
   Total Class Z Transactions                 (90,723)         162,051(2)         9,945                 1                     23
------------------------------------------------------------------------------------------------------------------------------------
   Institutional Class
   Shares Issued                                6,712                2               --             2,497                 10,880
   Shares Issued upon Reinvestment
     of Distributions                              --               --               --                --                     --
   Redemption Fees                                 --               --               --                --                     --
   Shares Redeemed                                 --               --               --                --                     --
------------------------------------------------------------------------------------------------------------------------------------
   Total Institutional Class
     Transactions                               6,712             2(3)               --             2,497                 10,880
------------------------------------------------------------------------------------------------------------------------------------
   Increase in Net Assets
     Derived from Capital
     Share Transactions                       186,704          384,482            9,945             2,861                 14,195
------------------------------------------------------------------------------------------------------------------------------------
   Total Increase in Net Assets               201,510          386,808           12,478             2,879                 15,971
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of Period                        443,979           57,171           44,693                --                     --
------------------------------------------------------------------------------------------------------------------------------------
   End of Period                           $  645,489        $ 443,979          $57,171            $2,879              $  15,971
====================================================================================================================================
Undistributed (Distributions
in Excess of) Net Investment
Income/(accumulated
Net Investment Loss)                       $     (431)       $  (4,433)         $   747            $   (8)             $      57
====================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------
                                             OLD MUTUAL                    OLD MUTUAL
                                             CLAY FINLAY                   COPPER ROCK                    OLD MUTUAL
                                              EMERGING                      EMERGING                     INTERNATIONAL
                                            MARKETS FUND                   GROWTH FUND                    EQUITY FUND
-----------------------------------------------------------------------------------------------------------------------
                                             12/30/05*              8/1/05              7/29/05*            12/30/05*
                                            to 7/31/06            to 7/31/06           to 7/31/05          to 7/31/06
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)              $    5                $  (191)             $   --               $   61
   Net Realized Gain (Loss) from
     Investments (including
     Securities Sold Short),
     Written Options Contracts,
     Futures Contracts and Foreign
     Currency Transactions                      139                 (4,747)                 --                  159
   Net Increase from Payments
     by Affiliates                               --                     --                  --                   --
   Net Change in Unrealized
     Appreciation (Depreciation)
     on Investments (including
     Securities Sold Short),
     Written Options Contracts,
     Futures Contracts and
     Foreign Currency Transactions              112                   (276)                 --                  263
-----------------------------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in
     Net Assets Resulting
     from Operations                            256                 (5,214)                 --                  483
-----------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
   Net Investment Income
     Class A                                     --                     --                  --                   --
     Class C                                     --                     --                  --                   --
     Class Z                                     --                     --                  --                   --
     Institutional Class                         --                     --                  --                   --
   Net Realized Gains from
     Security Transactions
     Class A                                     --                     --                  --                   --
     Class C                                     --                     --                  --                   --
     Class Z                                     --                     --                  --                   --
     Institutional Class                         --                     --                  --                   --
-----------------------------------------------------------------------------------------------------------------------
   Total Dividends and Distributions             --                     --                  --                   --
-----------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
   Class A
   Shares Issued                                383                 31,157                   1                  259
   Shares Issued upon Reinvestment
     of Distributions                            --                     --                  --                   --
   Redemption Fees                               --                      2                  --                   --
   Shares Redeemed                              (21)                (7,859)                 --                   --
-----------------------------------------------------------------------------------------------------------------------
   Total Class A Transactions                   362                 23,300                   1                  259
-----------------------------------------------------------------------------------------------------------------------
   Class C
   Shares Issued                                123                    482                   1                  175
   Shares Issued upon Reinvestment
     of Distributions                            --                     --                  --                   --
   Redemption Fees                               --                     --                  --                   --
   Shares Redeemed                              (28)                   (52)                 --                   (5)
-----------------------------------------------------------------------------------------------------------------------
   Total Class C Transactions                    95                    430                   1                  170
-----------------------------------------------------------------------------------------------------------------------
   Class Z
   Shares Issued                                  1                      1                  --                    1
   Shares Issued upon Reinvestment
     of Distributions                            --                     --                  --                   --
   Redemption Fees                               --                     --                  --                   --
   Shares Redeemed                               --                     --                  --                   --
-----------------------------------------------------------------------------------------------------------------------
   Total Class Z Transactions                     1                      1                  --                    1
-----------------------------------------------------------------------------------------------------------------------
   Institutional Class
   Shares Issued                              2,497                 56,756               2,498                4,999
   Shares Issued upon Reinvestment
     of Distributions                            --                     --                  --                   --
   Redemption Fees                               --                     --                  --                   --
   Shares Redeemed                               --                 (6,823)                 --                   --
-----------------------------------------------------------------------------------------------------------------------
   Total Institutional Class
     Transactions                             2,497                 49,933               2,498                4,999
-----------------------------------------------------------------------------------------------------------------------
   Increase in Net Assets
     Derived from Capital
     Share Transactions                       2,955                 73,664               2,500                5,429
-----------------------------------------------------------------------------------------------------------------------
   Total Increase in Net Assets               3,211                 68,450               2,500                5,912
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of Period                            --                 2,500                  --                   --
-----------------------------------------------------------------------------------------------------------------------
   End of Period                             $3,211                $70,950              $2,500               $5,912
=======================================================================================================================
Undistributed (Distributions
in Excess of) Net Investment
Income/(accumulated
Net Investment Loss)                         $   (7)               $    --              $   --               $   22
=======================================================================================================================

The accompanying notes are an integral part of the financial statements.

128 & 129

-----------------------------------------------------------------------------------------------------------------

                                          OLD MUTUAL                 OLD MUTUAL               OLD MUTUAL
                                       ASSET ALLOCATION           ASSET ALLOCATION         ASSET ALLOCATION
                                         CONSERVATIVE                 BALANCED                 MODERATE
                                           PORTFOLIO                  PORTFOLIO            GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------------------------
                                      8/1/05      9/30/04*       8/1/05     9/30/04*      8/1/05      9/30/04*
                                    to 7/31/06  to 7/31/05    to 7/31/06   to 7/31/05   to 7/31/06   to 7/31/05
-----------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   CLASS A
   Shares Issued                          490        664         1,973       1,825         2,744       1,645
   Shares Issued upon
     Reinvestment of
     Distributions                         13          3            31           4            12          --
   Shares Redeemed                       (331)       (32)         (480)        (62)         (493)        (76)
-----------------------------------------------------------------------------------------------------------------
   Total Class A Share Transactions       172        635         1,524       1,767         2,263       1,569
-----------------------------------------------------------------------------------------------------------------
   CLASS C
   Shares Issued                        1,336        768         3,676       2,292         5,782       2,772
   Shares Issued upon
     Reinvestment of
     Distributions                          9          1            21           1             9          --
   Shares Redeemed                       (377)       (16)         (493)        (81)         (509)        (23)
-----------------------------------------------------------------------------------------------------------------
   Total Class C Share Transactions       968        753         3,204       2,212         5,282       2,749
-----------------------------------------------------------------------------------------------------------------
   CLASS Z
   Shares Issued                           --         --            --          --            --          --
   Shares Issued upon
     Reinvestment of
     Distributions                         --         --            --          --            --          --
   Shares Redeemed                         --         --            --          --            --          --
-----------------------------------------------------------------------------------------------------------------
   Total Class Z Share Transactions        --         --            --          --            --          --
-----------------------------------------------------------------------------------------------------------------
   INSTITUTIONAL CLASS
   Shares Issued                           21        487            97       1,017           116         553
   Shares Issued upon
     Reinvestment of
     Distributions                         13          6            21           7             5           1
   Shares Redeemed                         (2)        --           (18)         --            (4)         --
-----------------------------------------------------------------------------------------------------------------
   Total Institutional Class
     Share Transactions                    32        493           100       1,024           117         554
-----------------------------------------------------------------------------------------------------------------
   Net Increase in Shares
     Outstanding                        1,172      1,881         4,828       5,003         7,662       4,872
=================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          OLD MUTUAL
                                           OLD MUTUAL                         OLD MUTUAL                   ANALYTIC
                                        ASSET ALLOCATION                       ANALYTIC                     GLOBAL       OLD MUTUAL
                                             GROWTH                            DEFENSIVE                   DEFENSIVE    CLAY FINLAY
                                            PORTFOLIO                        EQUITY FUND**                EQUITY FUND    CHINA FUND
------------------------------------------------------------------------------------------------------------------------------------
                                       8/1/05      9/30/04*        1/1/06       1/1/05        1/1/04        5/31/06*      12/30/05*
                                     to 7/31/06   to 7/31/05     to 7/31/06   to 12/31/05   to 12/31/04    to 7/31/06    to 7/31/06
------------------------------------------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   CLASS A
   Shares Issued                        1,845         915          15,217        10,244          --            26            200
   Shares Issued upon
     Reinvestment of
     Distributions                          8          --              --           227          --            --             --
   Shares Redeemed                       (348)        (22)         (2,997)         (349)         --            --             (9)
------------------------------------------------------------------------------------------------------------------------------------
   Total Class A Share Transactions     1,505         893          12,220        10,122(1)       --            26            191
------------------------------------------------------------------------------------------------------------------------------------
   CLASS C
   Shares Issued                        3,022       1,179           9,281         6,911          --            11             60
   Shares Issued upon
     Reinvestment of
     Distributions                          9          --              --            61          --            --             --
   Shares Redeemed                       (177)        (38)           (594)         (197)         --            --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total Class C Share Transactions     2,854       1,141           8,687         6,775(1)       --            11             60
------------------------------------------------------------------------------------------------------------------------------------
   CLASS Z
   Shares Issued                           --          --             947        24,270       1,349            --              2
   Shares Issued upon
     Reinvestment of
     Distributions                         --          --              --           895         198            --             --
   Shares Redeemed                         --          --          (8,009)      (12,346)       (670)           --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total Class Z Share Transactions        --          --          (7,062)       12,819(2)      877            --              2
------------------------------------------------------------------------------------------------------------------------------------
   INSTITUTIONAL CLASS
   Shares Issued                          685         533             517            --          --           250            951
   Shares Issued upon
     Reinvestment of
     Distributions                          5           1              --            --          --            --             --
   Shares Redeemed                        (24)         --              --            --          --            --             --
------------------------------------------------------------------------------------------------------------------------------------
   Total Institutional Class
     Share Transactions                   666         534             517         --(3)          --           250            951
------------------------------------------------------------------------------------------------------------------------------------
   Net Increase in Shares
     Outstanding                        5,025       2,568          14,362        29,716         877           287          1,204
====================================================================================================================================


------------------------------------------------------------------------------------------------
                                        OLD MUTUAL            OLD MUTUAL
                                        CLAY FINLAY           COPPER ROCK           OLD MUTUAL
                                         EMERGING              EMERGING            INTERNATIONAL
                                         MARKETS                GROWTH                EQUITY
                                           FUND                  FUND                  FUND
------------------------------------------------------------------------------------------------
                                         12/30/05*        8/1/05      7/29/05*       12/30/05*
                                        to 7/31/06      to 7/31/06   to 7/31/05     to 7/31/06
------------------------------------------------------------------------------------------------
SHARES ISSUED AND REDEEMED:
   CLASS A
   Shares Issued                            33             2,711         --              23
   Shares Issued upon
     Reinvestment of
     Distributions                          --                --         --              --
   Shares Redeemed                          (2)             (732)        --              --
------------------------------------------------------------------------------------------------
   Total Class A Share Transactions         31             1,979         --              23
------------------------------------------------------------------------------------------------
   CLASS C
   Shares Issued                            11                42         --              16
   Shares Issued upon
     Reinvestment of
     Distributions                          --                --         --              --
   Shares Redeemed                          (3)               (5)        --              --
------------------------------------------------------------------------------------------------
   Total Class C Share Transactions          8                37         --              16
------------------------------------------------------------------------------------------------
   CLASS Z
   Shares Issued                            --                --         --              --
   Shares Issued upon
     Reinvestment of
     Distributions                          --                --         --              --
   Shares Redeemed                          --                --         --              --
------------------------------------------------------------------------------------------------
   Total Class Z Share Transactions         --                --         --              --
------------------------------------------------------------------------------------------------
   INSTITUTIONAL CLASS
   Shares Issued                           250             5,065        250             500
   Shares Issued upon
     Reinvestment of
     Distributions                          --                --         --              --
   Shares Redeemed                          --              (602)        --              --
------------------------------------------------------------------------------------------------
   Total Institutional Class
     Share Transactions                    250             4,463        250             500
------------------------------------------------------------------------------------------------
   Net Increase in Shares
     Outstanding                           289             6,479        250             539
================================================================================================

*    Inception date of the Fund
** On December 9, 2005, the Old Mutual Analytic Defensive Equity Fund (the "Fund") acquired substantially all of the assets of the Analytic Defensive Equity Fund (the "Predecessor Fund"), a series of the Advisors' Inner Circle Fund. The operations of the Fund prior to the acquisition were those of the Predecessor Fund. The Fund changed its fiscal year end from December 31 to July 31 beginning in the fiscal year 2006. See Note 1 in Notes to Financial Statements.
(1)  Class A and Class C Shares commenced operations on March 31, 2005.
(2) The Fund's Z Class is the successor class of the Predecessor Fund's Institutional Class; the Fund's Institutional Class is new.
(3) Institutional Class Shares commenced operations on December 9, 2005. Amounts designated as "--" are either 0 or have been rounded to 0.

The accompanying notes are an integral part of the financial statements.

130 & 131

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED JULY 31, (UNLESS OTHERWISE NOTED)



               Net                            Realized
              Asset             Net              and                                             Dividends         Distributions
              Value,        Investment       Unrealized                             Total         from Net             from
            Beginning         Income          Gains on          Redemption          from         Investment           Capital
            of Period         (Loss)*        Securities*           Fees          Operations        Income              Gains
----------------------------------------------------------------------------------------------------------------------------------

OLD MUTUAL ASSET ALLOCATION CONSERVATIVE PORTFOLIO
  CLASS A
  2006        $10.53           $0.26             $0.10             $ --             $0.36          $(0.20)            $(0.05)
  2005**       10.00            0.16              0.47               --              0.63           (0.10)                --
  CLASS C
  2006        $10.50           $0.18             $0.10             $ --             $0.28          $(0.13)            $(0.05)
  2005**       10.00            0.10              0.47               --              0.57           (0.07)                --
  CLASS Z
  2006***     $10.60           $0.19             $0.09             $ --             $0.28          $(0.18)            $(0.05)
  INSTITUTIONAL CLASS
  2006        $10.54           $0.29             $0.10             $ --             $0.39          $(0.23)            $(0.05)
  2005**       10.00            0.16              0.50               --              0.66           (0.12)                --
----------------------------------------------------------------------------------------------------------------------------------

OLD MUTUAL ASSET ALLOCATION BALANCED PORTFOLIO
  CLASS A
  2006        $11.02           $0.16             $0.47             $ --             $0.63          $(0.12)            $(0.08)
  2005**       10.00            0.10              0.98               --              1.08           (0.06)                --
  CLASS C
  2006        $11.00           $0.07             $0.48             $ --             $0.55          $(0.05)            $(0.08)
  2005**       10.00            0.03              1.00               --              1.03           (0.03)                --
  CLASS Z
  2006***     $11.26           $0.12             $0.28             $ --             $0.40          $(0.12)            $(0.08)
  INSTITUTIONAL CLASS
  2006        $11.04           $0.19             $0.46             $ --             $0.65          $(0.15)            $(0.08)
  2005**       10.00            0.10              1.01               --              1.11           (0.07)                --
----------------------------------------------------------------------------------------------------------------------------------

OLD MUTUAL ASSET ALLOCATION MODERATE GROWTH PORTFOLIO
  CLASS A
  2006        $11.30           $0.09             $0.76             $ --             $0.85          $(0.03)            $(0.05)
  2005**       10.00            0.06              1.25               --              1.31           (0.01)                --
  CLASS C
  2006        $11.24           $  --             $0.76             $ --             $0.76          $   --             $(0.05)
  2005**       10.00              --              1.24               --              1.24              --                 --
  CLASS Z
  2006***     $11.70           $0.08             $0.43             $ --             $0.51          $(0.04)            $(0.05)
  INSTITUTIONAL CLASS
  2006        $11.33           $0.12             $0.76             $ --             $0.88          $(0.04)            $(0.05)
  2005**       10.00            0.07              1.27               --              1.34           (0.01)                --
----------------------------------------------------------------------------------------------------------------------------------

OLD MUTUAL ASSET ALLOCATION GROWTH PORTFOLIO
  CLASS A
  2006        $11.68           $0.02             $1.12             $ --             $1.14          $(0.02)            $(0.10)
  2005**       10.00            0.03              1.66               --              1.69           (0.01)                --
  CLASS C
  2006        $11.61         $(0.07)             $1.11             $ --             $1.04          $   --             $(0.10)
  2005**       10.00          (0.04)              1.65               --              1.61              --                 --
  CLASS Z
  2006***     $12.23           $0.03             $0.61             $ --             $0.64          $(0.03)            $(0.10)
  INSTITUTIONAL CLASS
  2006        $11.70           $0.06             $1.12             $ --             $1.18          $(0.03)            $(0.10)
  2005**       10.00            0.04              1.67               --              1.71           (0.01)                --
 ---------------------------------------------------------------------------------------------------------------------------------




                                     Net                                     Net                               Ratio of Net
                    Total           Asset                                  Assets             Ratio of          Investment
                  Dividends         Value,                                   End              Expenses        Income (Loss)
                     and             End                Total            of Period           to Average         to Average
                Distributions     of Period            Return+              (000)           Net Assets++       Net Assets++
-------------------------------------------------------------------------------------------------------------------------------

OLD MUTUAL ASSET ALLOCATION CONSERVATIVE PORTFOLIO
  CLASS A
  2006             $(0.25)         $10.64               3.39%             $ 8,588               1.50%              2.46%
  2005**            (0.10)          10.53               6.36%               6,684               1.50%              1.87%
  CLASS C
  2006             $(0.18)         $10.60               2.63%             $18,253               2.25%              1.74%
  2005**            (0.07)          10.50               5.75%               7,914               2.25%              1.15%
  CLASS Z
  2006***          $(0.23)         $10.65               2.63%                  $1               1.25%              2.80%
  INSTITUTIONAL CLASS
  2006             $(0.28)         $10.65               3.64%             $ 5,588               1.25%              2.71%
  2005**            (0.12)          10.54               6.60%               5,193               1.25%              1.82%
-------------------------------------------------------------------------------------------------------------------------------

OLD MUTUAL ASSET ALLOCATION BALANCED PORTFOLIO
  CLASS A
  2006             $(0.20)         $11.45               5.76%             $37,679               1.55%              1.40%
  2005**            (0.06)          11.02              10.83%              19,481               1.55%              1.13%
  CLASS C
  2006             $(0.13)         $11.42               5.00%             $61,845               2.30%              0.66%
  2005**            (0.03)          11.00              10.31%              24,342               2.30%              0.38%
  CLASS Z
  2006***          $(0.20)         $11.46               3.57%             $     1               1.30%              1.60%
  INSTITUTIONAL CLASS
  2006             $(0.23)         $11.46               5.91%             $12,890               1.30%              1.64%
  2005**            (0.07)          11.04              11.15%              11,303               1.30%              1.14%
-------------------------------------------------------------------------------------------------------------------------------

OLD MUTUAL ASSET ALLOCATION MODERATE GROWTH PORTFOLIO
  CLASS A
  2006             $(0.08)         $12.07               7.58%             $46,242               1.55%              0.76%
  2005**            (0.01)          11.30              13.11%              17,736               1.55%              0.70%
  CLASS C
  2006             $(0.05)         $11.95               6.80%             $95,984               2.30%              0.01%
  2005**               --           11.24              12.44%              30,905               2.30%              (0.03)%
  CLASS Z
  2006***          $(0.09)         $12.12               4.45%             $     1               1.30%              0.98%
  INSTITUTIONAL CLASS
  2006             $(0.09)         $12.12               7.86%             $ 8,136               1.30%              1.00%
  2005**            (0.01)          11.33              13.43%               6,279               1.30%              0.79%
-------------------------------------------------------------------------------------------------------------------------------

OLD MUTUAL ASSET ALLOCATION GROWTH PORTFOLIO
  CLASS A
  2006             $(0.12)         $12.70               9.75%             $30,459               1.60%              0.17%
  2005**            (0.01)          11.68              16.91%              10,443               1.60%              0.33%
  CLASS C
  2006             $(0.10)         $12.55               8.97%             $50,152               2.35%             (0.58)%
  2005**               --           11.61              16.15%              13,256               2.35%             (0.44)%
  CLASS Z
  2006***          $(0.13)         $12.74               5.23%             $     1               1.35%              0.39%
  INSTITUTIONAL CLASS
  2006             $(0.13)         $12.75              10.08%             $15,304               1.35%              0.47%
  2005**            (0.01)          11.70              17.13%               6,255               1.35%              0.43%
 ------------------------------------------------------------------------------------------------------------------------------



                    Ratio of
                   Expenses to
                   to Average
                   Net Assets       Portfolio
                   (Excluding        Turnover
                   Waivers)++          Rate+
---------------------------------------------

OLD MUTUAL ASSET ALLOCATION CONSERVATIVE PORTFOLIO
  CLASS A
  2006                2.35%           146.84%
  2005**              4.68%           170.31%
  CLASS C
  2006                2.75%           146.84%
  2005**              4.92%           170.31%
  CLASS Z
  2006***           757.79%           146.84%
  INSTITUTIONAL CLASS
  2006                1.75%           146.84%
  2005**              6.95%           170.31%
---------------------------------------------

OLD MUTUAL ASSET ALLOCATION BALANCED PORTFOLIO
  CLASS A
  2006                1.82%           129.99%
  2005**              4.42%           125.19%
  CLASS C
  2006                2.54%           129.99%
  2005**              4.92%           125.19%
  CLASS Z
  2006***           771.22%           129.99%
  INSTITUTIONAL CLASS
  2006                1.47%           129.99%
  2005**              6.08%           125.19%
---------------------------------------------

OLD MUTUAL ASSET ALLOCATION MODERATE GROWTH PORTFOLIO
  CLASS A
  2006                1.91%           111.99%
  2005**              4.92%            98.50%
  CLASS C
  2006                2.62%           111.99%
  2005**              5.44%            98.50%
  CLASS Z
  2006***           764.76%           111.99%
  INSTITUTIONAL CLASS
  2006                1.56%           111.99%
  2005**              6.81%            98.50%
---------------------------------------------

OLD MUTUAL ASSET ALLOCATION GROWTH PORTFOLIO
  CLASS A
  2006                2.22%            94.12%
  2005**              5.02%            59.93%
  CLASS C
  2006                2.93%            94.12%
  2005**              5.63%            59.93%
  CLASS Z
  2006***           758.31%            94.12%
  INSTITUTIONAL CLASS
  2006                1.68%            94.12%
  2005**              7.19%            59.93%
 ---------------------------------------------

The accompanying notes are an integral part of the financial statements.


               Net                           Realized
              Asset             Net             and                                                Dividends       Distributions
              Value,        Investment       Unrealized                            Total           from Net            from
            Beginning         Income          Gains on          Redemption          from          Investment          Capital
            of Period         (Loss)         Securities            Fees          Operations         Income             Gains
-----------------------------------------------------------------------------------------------------------------------------------

OLD MUTUAL ANALYTIC DEFENSIVE EQUITY FUND(1)
  CLASS A
  2006(6)     $12.84         $ 0.05*            $0.32*#            $ --             $0.37          $   --             $   --
  2005(2)      12.30           0.05*             1.09*               --              1.14           (0.27)             (0.33)
  CLASS C
  2006(6)     $12.81         $(0.01)*           $0.31*#            $ --             $0.30          $   --             $   --
  2005(2)      12.30          (0.01)*            1.09*               --              1.08           (0.24)             (0.33)
  CLASS Z(3)
  2006(6)     $12.82         $ 0.06*            $0.33*#            $ --             $0.39          $   --             $   --
  2005         11.66           0.10*             1.69*               --              1.79           (0.30)             (0.33)
  2004         11.10           0.09*             0.99*               --              1.08           (0.19)             (0.33)
  2003          9.09           0.08*             2.01*               --              2.09           (0.08)                --
  2002(5)      10.46           0.09             (1.36)               --             (1.27)          (0.10)(4)             --
  2001(5)      10.80           0.08             (0.30)               --             (0.22)          (0.07)             (0.05)
  INSTITUTIONAL CLASS
  2006(6)     $12.82         $ 0.08*            $0.31*#            $ --             $0.39          $   --             $   --
  2005***      13.45           0.01*            (0.10)*              --             (0.09)          (0.21)             (0.33)
-----------------------------------------------------------------------------------------------------------------------------------

OLD MUTUAL ANALYTIC GLOBAL DEFENSIVE EQUITY FUND^^
  CLASS A
  2006        $10.00         $(0.02)*           $0.07*             $ --             $0.05          $   --             $   --
  CLASS C
  2006        $10.00         $(0.03)*           $0.06*             $ --             $0.03          $   --             $   --
  CLASS Z
  2006        $10.00         $   --*            $0.04*             $ --             $0.04          $   --             $   --
  INSTITUTIONAL CLASS
  2006        $10.00         $   --*            $0.05*             $ --             $0.05          $   --             $   --
-----------------------------------------------------------------------------------------------------------------------------------

OLD MUTUAL CLAY FINLAY CHINA FUND^
  CLASS A
  2006        $10.00         $ 0.01*            $3.22*             $ --             $3.23          $   --             $   --
  CLASS C
  2006        $10.00         $(0.06)*           $3.24*             $ --             $3.18          $   --             $   --
  CLASS Z
  2006        $10.00         $(0.03)*           $3.28*             $ --             $3.25          $   --             $   --
  INSTITUTIONAL CLASS
  2006        $10.00         $ 0.08*            $3.19*             $ --             $3.27          $   --             $   --
-----------------------------------------------------------------------------------------------------------------------------------

OLD MUTUAL CLAY FINLAY EMERGING MARKETS FUND^
  CLASS A
  2006        $10.00         $(0.01)*           $1.09*             $ --             $1.08          $   --             $   --
  CLASS C
  2006        $10.00         $(0.07)*           $1.11*             $ --             $1.04          $   --             $   --
  CLASS Z
  2006        $10.00         $(0.01)*           $1.11*             $ --             $1.10          $   --             $   --
  INSTITUTIONAL CLASS
  2006        $10.00         $ 0.02*            $1.11*             $ --             $1.13          $   --             $   --
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                              Ratio
                                                                                                           of Expenses
                                                                                                            to Average
                                   Net                                  Net                                 Net Assets
                Total             Asset                               Assets              Ratio of          (Excluding
              Dividends           Value,                                End               Expenses          Waivers and
                 and               End               Total           of Period           to Average          Fees Paid
             Distributions      of Period           Return+            (000)            Net Assets++        Indirectly)++
-----------------------------------------------------------------------------------------------------------------------------

OLD MUTUAL ANALYTIC DEFENSIVE EQUITY FUND(1)
  CLASS A
  2006(6)       $   --          $13.21                2.88%#           $295,095           1.51%(7)              2.18%
  2005(2)        (0.60)          12.84                9.27%             129,960           1.98%(7)              2.06%
  CLASS C
  2006(6)       $   --          $13.11                2.34%#           $202,766           2.26%(7)              2.86%
  2005(2)        (0.57)          12.81                8.78%              86,752           2.61%(7)              2.68%
  CLASS Z(3)
  2006(6)       $   --          $13.21                3.04%#           $140,795           1.26%(7)              1.82%
  2005           (0.63)          12.82               15.36%             227,265           1.36%(7)              1.44%
  2004           (0.52)          11.66                9.87%              57,171           1.17%(7)              1.70%
  2003           (0.08)          11.10               23.13%              44,693           1.30%(7)              2.27%
  2002(5)        (0.10)           9.09             (12.22)%              35,131           1.09%(7)              1.94%
  2001(5)        (0.12)          10.46              (1.98)%              40,806           0.99%(7)              1.69%
  INSTITUTIONAL CLASS
  2006(6)       $   --          $13.21                3.04%#           $  6,833           1.21%(7)              2.11%
  2005***        (0.54)          12.82               (0.63)%                  2           1.27%(7)              2.12%
-----------------------------------------------------------------------------------------------------------------------------

OLD MUTUAL ANALYTIC GLOBAL DEFENSIVE EQUITY FUND^^
  CLASS A
  2006          $   --          $10.05                0.50%            $    257           2.80%+++             12.44%
  CLASS C
  2006          $   --          $10.03                0.30%            $    111           3.55%+++             24.73%
  CLASS Z
  2006          $   --          $10.04                0.40%            $      1           2.55%+++            612.91%
  INSTITUTIONAL CLASS
  2006          $   --          $10.05                0.50%            $  2,510           2.26%+++              6.77%
-----------------------------------------------------------------------------------------------------------------------------

OLD MUTUAL CLAY FINLAY CHINA FUND^
  CLASS A
  2006          $   --          $13.23               32.30%            $  2,532           2.10%                 6.65%
  CLASS C
  2006          $   --          $13.18               31.80%            $    793           2.85%                11.53%
  CLASS Z
  2006          $   --          $13.25               32.50%            $     24           1.85%               259.40%
  INSTITUTIONAL CLASS
  2006          $   --          $13.27               32.70%            $ 12,622           1.55%                 2.58%
-----------------------------------------------------------------------------------------------------------------------------

OLD MUTUAL CLAY FINLAY EMERGING MARKETS FUND^
  CLASS A
  2006          $   --          $11.08               10.80%            $    346           2.10%                21.06%
  CLASS C
  2006          $   --          $11.04               10.40%            $     85           2.85%                55.88%
  CLASS Z
  2006          $   --          $11.10               11.00%            $      1           1.85%              1988.70%
  INSTITUTIONAL CLASS
  2006          $   --          $11.13               11.30%            $  2,779           1.35%                 4.28%
-----------------------------------------------------------------------------------------------------------------------------


                  Ratio of
                      Net
                  Investment
                    Income
                    (Loss)              Portfolio
                  to Average             Turnover
                  Net Assets++            Rate+
-------------------------------------------------

OLD MUTUAL ANALYTIC DEFENSIVE EQUITY FUND(1)
  CLASS A
  2006(6)            0.57%               59.61%
  2005(2)            0.64%               81.00%
  CLASS C
  2006(6)           (0.17)%              59.61%
  2005(2)           (0.09)%              81.00%
  CLASS Z(3)
  2006(6)            0.72%               59.61%
  2005               0.78%               81.00%
  2004               0.75%              152.00%
  2003               0.79%              241.00%
  2002(5)            0.91%              233.00%
  2001(5)            0.71%              216.00%
  INSTITUTIONAL CLASS
  2006(6)            0.97%               59.61%
  2005***            1.55%               81.00%
-------------------------------------------------

OLD MUTUAL ANALYTIC GLOBAL DEFENSIVE EQUITY FUND^^
  CLASS A
  2006              (1.19)%              19.97%
  CLASS C
  2006              (1.87)%              19.97%
  CLASS Z
  2006              (0.27)%              19.97%
  INSTITUTIONAL CLASS
  2006              (0.01)%              19.97%
-------------------------------------------------

OLD MUTUAL CLAY FINLAY CHINA FUND^
  CLASS A
  2006               0.12%               50.80%
  CLASS C
  2006              (0.76)%              50.80%
  CLASS Z
  2006              (0.46)%              50.80%
  INSTITUTIONAL CLASS
  2006               1.07%               50.80%
-------------------------------------------------

OLD MUTUAL CLAY FINLAY EMERGING MARKETS FUND^
  CLASS A
  2006              (0.22)%              82.86%
  CLASS C
  2006              (1.05)%              82.86%
  CLASS Z
  2006              (0.18)%              82.86%
  INSTITUTIONAL CLASS
  2006               0.32%               82.86%
-------------------------------------------------


The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS -- concluded
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED JULY 31, (UNLESS OTHERWISE NOTED)







               Net                             Realized
              Asset             Net               and                                               Dividends          Distributions
              Value,        Investment        Unrealized                           Total             from Net               from
            Beginning         Income           Gains on         Redemption          from            Investment            Capital
            of Period         (Loss)*         Securities*          Fees          Operations           Income               Gains
------------------------------------------------------------------------------------------------------------------------------------

OLD MUTUAL COPPER ROCK EMERGING GROWTH FUND^^^
  CLASS A
  2006        $10.00         $(0.13)             $0.65             $ --             $0.52              $ --                $ --
  2005        $10.00         $   --              $  --             $ --             $  --              $ --                $ --
  CLASS C
  2006        $10.00         $(0.21)             $0.64             $ --             $0.43              $ --                $ --
  2005        $10.00         $   --              $  --             $ --             $  --              $ --                $ --
  CLASS Z***
  2006        $10.46         $(0.07)             $0.16             $ --             $0.09              $ --                $ --
  2005        $10.00         $   --              $  --             $ --             $  --              $ --                $ --
  INSTITUTIONAL CLASS
  2006        $10.00         $(0.08)             $0.64             $ --             $0.56              $ --                $ --
  2005        $10.00         $   --              $  --             $ --             $  --              $ --                $ --
------------------------------------------------------------------------------------------------------------------------------------

OLD MUTUAL INTERNATIONAL EQUITY FUND^
  CLASS A
  2006        $10.00         $ 0.18              $0.77             $ --             $0.95              $ --                $ --
  CLASS C
  2006        $10.00         $ 0.12              $0.79             $ --             $0.91              $ --                $ --
  CLASS Z
  2006        $10.00         $ 0.10              $0.87             $ --             $0.97              $ --                $ --
  INSTITUTIONAL CLASS
  2006        $10.00         $ 0.12              $0.86             $ --             $0.98              $ --                $ --
------------------------------------------------------------------------------------------------------------------------------------




                                  Net                                    Net                                 Ratio of Net
                Total            Asset                                 Assets              Ratio of           Investment
              Dividends          Value,                                 End                Expenses         Income (Loss)
                 and              End              Total             of Period            to Average          to Average
            Distributions      of Period          Return+               (000)            Net Assets++        Net Assets++
------------------------------------------------------------------------------------------------------------------------------

OLD MUTUAL COPPER ROCK EMERGING GROWTH FUND^^^
  CLASS A
  2006           $ --         $10.52               5.20%               $20,814               1.55%             (1.15)%
  2005           $ --         $10.00               0.00%               $ 2,500               +++++              +++++
  CLASS C
  2006           $ --         $10.43               4.30%               $   384               2.30%             (1.89)%
  2005           $ --         $10.00               0.00%               $    --               +++++              +++++
  CLASS Z***
  2006           $ --         $10.55               0.86%               $     1               1.30%             (0.93)%
  2005           $ --         $10.00               0.00%               $    --               +++++              +++++
  INSTITUTIONAL CLASS
  2006           $ --         $10.56               5.60%               $49,751               1.10%             (0.70)%
  2005           $ --         $10.00               0.00%               $    --               +++++              +++++
------------------------------------------------------------------------------------------------------------------------------

OLD MUTUAL INTERNATIONAL EQUITY FUND^
  CLASS A
  2006           $ --         $10.95               9.50%               $   251               1.70%              2.94%
  CLASS C
  2006           $ --         $10.91               9.10%               $   170               2.45%              1.88%
  CLASS Z
  2006           $ --         $10.97               9.70%               $     1               1.45%              1.59%
  INSTITUTIONAL CLASS
  2006           $ --         $10.98               9.80%               $ 5,490               1.20%              1.85%
------------------------------------------------------------------------------------------------------------------------------



                Ratio of
               Expenses to
               to Average
                Net Assets           Portfolio
               (Excluding            Turnover
                Waivers)++             Rate+
----------------------------------------------

OLD MUTUAL COPPER ROCK EMERGING GROWTH FUND^^^
  CLASS A
  2006             2.97%              282.22%
  2005             +++++               +++++
  CLASS C
  2006            15.96%              282.22%
  2005             +++++               +++++
  CLASS Z***
  2006           787.59%              282.22%
  2005             +++++               +++++
  INSTITUTIONAL CLASS
  2006             1.71%              282.22%
  2005             +++++               +++++
----------------------------------------------

OLD MUTUAL INTERNATIONAL EQUITY FUND^
  CLASS A
  2006            30.10%               48.74%
  CLASS C
  2006            39.12%               48.74%
  CLASS Z
  2006         1,776.73%               48.74%
  INSTITUTIONAL CLASS
  2006             2.96%               48.74%
----------------------------------------------

* Per share amounts for the year or period are calculated based on average outstanding shares.
**    Fund commenced operations September 30, 2004.
***   Class commenced operations on December 9, 2005.
# Impact of payment to affiliate was less than $0.01 per share and 0.01%, respectively.
+     Total returns and portfolio  turnover  rates are for the period  indicated
      and have not been annualized. Total return would have been lower had certain expenses not been waived by the Advisor during the year. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns shown exclude any applicable sales charges.
++    Ratios for periods less than one year have been annualized.
+++   The impact of dividend expense is 0.79% for all classes.
++++  Includes expense offset for fees paid indirectly.
+++++ This  shareholder  data is not  being  disclosed  because  the data is not believed to be meaningful due to the short operational history.
^     Fund commenced operations December 30, 2005.
^^    Fund commenced operations May 31, 2006.
^^^   Fund commenced operations July 29, 2005.
(1) On December 9, 2005, the Old Mutual Analytic Defensive Equity Fund (the "Fund") acquired substantially all of the assets and liabilities of the Analytic Defensive Equity Fund (the "Predecessor Fund"), a series of The Advisors' Inner Circle Fund. The operations of the Fund prior to the acquisition were those of the Predecessor Fund.
(2)   Commenced operations March 31, 2005.
(3) The Fund's Class Z is the successor class of the Predecessor Fund's Institutional Class; the Fund's Institutional Class is new.
(4)   Includes a return of capital of $(0.003).
(5) On June 24, 2002, the Predecessor Fund acquired the assets of the UAM Analytic Defensive Equity Fund, a series of the UAM Funds, Inc. II. The operations of the Predecessor Fund prior to acquisition were those of the UAM Analytic Defensive Equity Fund.
(6) The Old Mutual Analytic Defensive Equity Fund changed its fiscal year end from December 31 to July 31. 2006 amounts are for the period 1/1/06 to 7/31/06.
(7) Impact of Dividend Expense for Old Mutual Analytic Defensive Equity Fund as a ratio to average net assets:

                A        C       Z    Institutional
----------------------------------------------------

      2006     0.34%   0.34%   0.27%      0.39%
      2005     0.41%   0.35%   0.24%       n/a
      2004      n/a     n/a    0.18%       n/a
      2003      n/a     n/a    0.31%       n/a
      2002      n/a     n/a    0.10%       n/a
      2001      n/a     n/a    0.00%       n/a

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements
AS OF JULY 31, 2006


1. ORGANIZATION
--------------------------------------------------------------------------------

Old Mutual Advisor Funds (the "Trust"), a Delaware statutory trust effective May 26, 2004, is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. The Trust currently offers ten series portfolios, the Old Mutual Asset Allocation Conservative Portfolio, the Old Mutual Asset Allocation Balanced Portfolio, the Old Mutual Asset Allocation Moderate Growth Portfolio, the Old Mutual Asset Allocation Growth Portfolio (collectively, the "Asset Allocation Funds"), the Old Mutual Analytic Defensive Equity Fund ("Old Mutual Analytic Fund"), the Old Mutual Analytic Global Defensive Equity Fund ("Old Mutual Analytic Global Fund"), the Old Mutual Clay Finlay China Fund, the Old Mutual Clay Finlay Emerging Markets Fund, the Old Mutual International Equity Fund (collectively, the "International Funds") and the Old Mutual Copper Rock Emerging Growth Fund ("Copper Rock Fund") (each a "Fund" and collectively, the "Funds"). The Asset Allocation Funds commenced operations on September 30, 2004; the Old Mutual Analytic Fund commenced operations on July 1, 1978; the International Funds commenced operations on December 30, 2005, the Copper Rock Fund commenced operations on July 29, 2005 and the Old Mutual Analytic Global Fund commenced operations on May 31, 2006.

Shareholders may purchase shares of the Funds through four separate classes, Class A, Class C, Class Z and Institutional Class shares. All classes have equal rights as to earnings, assets and voting privileges, except that each class may have different distribution costs, dividends, registration costs and shareholder services costs and each class has exclusive voting rights with respect to its distribution plan. Except for these differences, each share class of each Fund represents an equal proportionate interest in that Fund. Each Fund is classified as a diversified management investment company. The Funds' prospectuses provide a description of each Fund's investment objective, policies and investment strategies.

The Old Mutual Analytic Fund is the successor to the Analytic Defensive Equity Fund, a series of The Advisors' Inner Circle Fund, (the "AIC Analytic Fund"). The AIC Analytic Fund and the Old Mutual Analytic Fund entered into an agreement and plan of reorganization dated as of October 13, 2005. Under the plan of reorganization, the AIC Analytic Fund transferred substantially all of its assets and liabilities to the Old Mutual Analytic Fund on December 9, 2005. Each shareholder received a number of shares of the Old Mutual Analytic Fund equal in dollar value to the AIC Analytic Fund as of December 9, 2005. The Old Mutual Analytic Fund has the same investment objectives and policies and substantially the same risks, policies, restrictions and limitations as the AIC Analytic Fund. The Old Mutual Analytic Fund has changed its fiscal year end from December 31 to July 31 beginning with fiscal year 2006.

In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. Each Fund's maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.


2. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

The following is a summary of the significant accounting policies followed by the Funds.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION -- Investment securities of a Fund, including securities sold short, that are listed on a securities exchange, and for which market quotations are readily available, are valued at the last quoted sales price at the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern
Time) each day that the NYSE is open. Investment securities of a Fund that are quoted on a national market system are valued at the official closing price provided by NASDAQ, or if there is none, at the last sales price. The Funds use pricing services to report the market value of securities in the portfolios; if the pricing service is not able to provide a price, or the pricing service quote of valuation is inaccurate or does not reflect the market value of the security, prices may be obtained through market quotations from independent broker/dealers. If market quotations from these sources are not readily available, securities are valued in accordance with Fair Value Procedures established by the Board of Trustees of the Trust (the "Board"). The Trust's Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. The valuation is assigned to Fair Valued Securities for purposes of calculating a Fund's net asset value ("NAV"). Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Foreign securities traded on the foreign exchanges in the Western Hemisphere are valued based upon quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board believes accurately reflects fair value.

Foreign securities traded in countries outside the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Fund's investment advisor, Old Mutual Capital, Inc. (the "Advisor") determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Funds calculate the NAVs.

AS OF JULY 31, 2006


VALUATION OF OPTIONS AND FUTURES -- Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price. Futures are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income, dividends on securities sold short and distributions to shareholders are recognized on the ex-dividend date; interest income is recognized on the accrual basis and includes amortization of premiums and accretion of discounts on investments. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods, if applicable.

DIVIDENDS AND DISTRIBUTIONS -- Dividends from net investment income for the Funds are declared at least annually, if available, except Old Mutual Asset Allocation Conservative Portfolio and Old Mutual Asset Allocation Balanced Portfolio for which dividends are declared at least quarterly, if available. Distributions of net realized capital gains, for each Fund, are generally made to shareholders annually, if available.

FOREIGN WITHHOLDING TAXES -- The Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned.

FORWARD FOREIGN CURRENCY CONTRACTS -- The Funds may enter into forward foreign currency contracts as hedges against specific transactions, fund positions or anticipated fund positions. All commitments are "marked-to-market" daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded accordingly. The Funds realize gains and losses at the time the forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Net Assets.

INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS ("REITS") -- Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

TRI-PARTY REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by a third party custodian bank until the respective agreements mature. Provisions of the repurchase agreements and procedures adopted by the Board requires that the market value of the collateral including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Fund may be delayed or limited.

TBA PURCHASE COMMITMENTS -- The Funds may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in the value of each Fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security Valuation" above.

MORTGAGE DOLLAR ROLLS -- The Funds may enter into mortgage dollar rolls (principally using TBA's) in which each Fund sells mortgage securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities at an agreed-upon price on a fixed date. Each Fund accounts for such dollar rolls under the purchases and sales method and receives compensation as consideration for entering into the commitment to repurchase. Each Fund must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that each Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

The counterparty receives all principal and interest payments, including prepayments, made in respect of a security subject to such a contract while it is the holder. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract.

FOREIGN CURRENCY CONVERSION -- The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are converted into U.S. dollars on the following basis:

         (i) market value of investment securities, other assets and liabilities at the current rate of exchange; and

         (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The funds do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

The Funds report gains and losses on foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such components are treated as ordinary income or loss for Federal income tax purposes.

FUTURES CONTRACTS -- The Funds may utilize futures contracts primarily to hedge against changes in security prices. Upon entering into a futures contract, the Funds will deposit securities for the initial margin with its custodian in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Funds each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of ) the closing transactions and the Fund's basis in the contract. Risks of entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that the Funds could lose more than the original margin deposit required to initiate the futures transaction.

OPTIONS -- The Funds may write or purchase financial options contracts primarily to hedge against changes in security prices, or securities that the Funds intend to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. When the Funds write or purchase an option, an amount equal to the premium received or paid by the Funds is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Funds on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Funds have realized a gain or a loss on investment transactions. The Funds, as writers of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of an unfavorable change in the price of the security underlying the written option.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) -- CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities. While CMOs may be collateralized by whole mortgage loans, CMOs are more typically collateralized by mortgage-backed securities guaranteed by Government National Mortgage Association, Federal Home Loan Mortgage Corporation or Federal National Mortgage Association and their income streams.

A Real Estate Mortgage Investment Conduit (REMIC) is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity. Each class of CMO or REMIC certificate, often referred to as a "tranche," is issued at a specific interest rate and must be fully retired by its final distribution date. Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly. Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

SHORT SALES -- As consistent with the Old Mutual Analytic Fund's and Old Mutual Analytic Global Fund's investment objectives, the Old Mutual Analytic Fund and the Old Mutual Analytic Global Fund may engage in short sales that are "uncovered." Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan, which is recorded as an expense on the Statement of Operations. To borrow the security, the Fund also may be required to pay a premium, which would decrease proceeds of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which the Fund sells the security short, or a loss, unlimited in size, will be recognized upon the close of a short sale.

Until a Fund closes its short position or replaces the borrowed security, it will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short, or (b) otherwise cover the Fund's short positions.

OFFERING COSTS -- All offering costs incurred with the start up of the Funds are being amortized on a straight line basis over a period of twelve months from commencement of operations. As of July 31, 2006, the Old Mutual Clay Finlay China Fund, the Old Mutual Clay Finlay Emerging Markets Fund, the Old Mutual International Equity Fund, (since their inception on December 30, 2005) and the Old Mutual Analytic Global Fund (since its inception on May 31, 2006) have accrued offering costs of $20,324, $20,274, $20,324 and $5,849, respectively. As of July 31, 2006, the Asset Allocation Funds and the Copper Rock Fund have fully amortized their offering costs.

AS OF JULY 31, 2006


PAYMENTS BY AFFILIATE -- During the fiscal year ended July 31, 2006, the Analytic Defensive Equity Fund and the Copper Rock Emerging Growth Fund were reimbursed by the Advisor, for net asset value errors of $65,161 and $211, respectively.

OTHER -- Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets. Class specific expenses, such as 12b-1, distribution and service fees, are borne by that class. Income, other expenses and realized and unrealized gains and losses of a Fund are allocated to the respective class on the basis of the relative net assets each day.

The Funds have an arrangement with the transfer agent, DST Systems, Inc., whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. The transfer agent expenses shown in the Statements of Operations are in total and do not reflect the expense reductions, if any, which are shown separately.

The Funds impose a 2% redemption/exchange fee on total redemption proceeds (after applicable deferred sales charges) of any shareholder redeeming shares (including redemption by exchange) of the Funds within 10 calendar days of their purchase. The Funds charge the redemption/exchange fee to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements. The redemption fee will be imposed to the extent that the number of Fund shares redeemed exceeds the number of Fund shares that have been held for more than 10 calendar days. In determining how long shares of the Fund have been held, shares held by the investor for the longest period of time will be sold first. The Funds will retain the fee by crediting Paid-in-Capital. For the period ended July 31, 2006, the following redemption fees were collected by the Funds.

                                                         Class A           Class C          Class Z    Institutional Class
---------------------------------------------------------------------------------------------------------------------------
Old Mutual Asset Allocation Conservative Portfolio       $  120            $ 169              $ --           $ --
Old Mutual Asset Allocation Balanced Portfolio               41               12                --             --
Old Mutual Asset Allocation Moderate Growth Portfolio       214              183                --              1
Old Mutual Asset Allocation Growth Portfolio                390               87                --              1
Old Mutual Analytic Defensive Equity Fund                 4,785                1               818             --
Old Mutual Analytic Global Defensive Equity Fund             --               --                --             --
Old Mutual Clay Finlay China Fund                            40               --                --             --
Old Mutual Clay Finlay Emerging Markets Fund                 --               --                --             --
Old Mutual Copper Rock Emerging Growth Fund               1,685               --                --             --
Old Mutual International Equity Fund                         --               95                --             --
---------------------------------------------------------------------------------------------------------------------------

Amounts designated as "--" are either $0 or have been rounded to $0.


3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES
   AND OTHER TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

INVESTMENT ADVISOR -- Old Mutual Capital, Inc. is an indirect, wholly owned subsidiary of Old Mutual (US) Holdings Inc. ("OMUSH"), which is a wholly owned subsidiary of Old Mutual plc., a London-Exchange listed international financial services firm. The Funds and the Advisor are parties to Investment Advisory Agreements (the "Advisory Agreements"), under which the Advisor is paid a monthly fee that is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Fund, as follows:

                                                           Management Fee                      Asset Level
---------------------------------------------------------------------------------------------------------------------------
Old Mutual Asset Allocation Conservative Portfolio             0.850%                     Less than $1 billion
                                                               0.825%                     From $1 billion to $2 billion
                                                               0.800%                     From $2 billion to $3 billion
                                                               0.775%                     Greater than $3 billion

Old Mutual Asset Allocation Balanced Portfolio                 0.900%                     Less than $1 billion
                                                               0.875%                     From $1 billion to $2 billion
                                                               0.850%                     From $2 billion to $3 billion
                                                               0.825%                     Greater than $3 billion

Old Mutual Asset Allocation Moderate Growth Portfolio          0.900%                     Less than $1 billion
                                                               0.875%                     From $1 billion to $2 billion
                                                               0.850%                     From $2 billion to $3 billion
                                                               0.825%                     Greater than $3 billion

                                                           Management Fee                      Asset Level
---------------------------------------------------------------------------------------------------------------------------
Old Mutual Asset Allocation Growth Portfolio                   0.950%                     Less than $1 billion
                                                               0.925%                     From $1 billion to $2 billion
                                                               0.900%                     From $2 billion to $3 billion
                                                               0.875%                     Greater than $3 billion

Old Mutual Analytic Defensive Equity Fund                      0.950%                     N/A

Old Mutual Analytic Global Defensive Equity Fund               1.150%                     Less than $1 billion
                                                               1.125%                     From $1 billion to $2 billion
                                                               1.100%                     From $2 billion to $3 billion
                                                               1.075%                     Greater than $3 billion

Old Mutual Clay Finlay China Fund                              1.350%                     Less than $1 billion
                                                               1.325%                     From $1 billion to $2 billion
                                                               1.300%                     From $2 billion to $3 billion
                                                               1.275%                     Greater than $3 billion

Old Mutual Clay Finlay Emerging Markets Fund                   1.150%                     Less than $1 billion
                                                               1.125%                     From $1 billion to $2 billion
                                                               1.100%                     From $2 billion to $3 billion
                                                               1.075%                     Greater than $3 billion

Old Mutual Copper Rock Emerging Growth Fund                    0.900%                     N/A

Old Mutual International Equity Fund                           1.000%                     Less than $1 billion
                                                               0.975%                     From $1 billion to $2 billion
                                                               0.950%                     From $2 billion to $3 billion
                                                               0.925%                     Greater than $3 billion

EXPENSE LIMITATION AGREEMENTS -- In the interest of limiting expenses of the Funds, the Advisor has entered into expense limitation agreements ("Expense Limitation Agreements") pursuant to which the Advisor has agreed, in writing, to waive or limit its fees and to assume other expenses of the Funds to the extent necessary to limit the total annual expenses to a specified percentage of the Funds' average daily net assets through the dates specified below.

The expense limitations are as follows:

                                                                                     Institutional     Expiration Date
                                                    Class A    Class C     Class Z       Class      of Expense Limitation
---------------------------------------------------------------------------------------------------------------------------
Old Mutual Asset Allocation Conservative Portfolio   1.50%      2.25%      1.25%         1.25%        December 31, 2008
Old Mutual Asset Allocation Balanced Portfolio       1.55%      2.30%      1.30%         1.30%        December 31, 2008
Old Mutual Asset Allocation Moderate Growth
  Portfolio                                          1.55%      2.30%      1.30%         1.30%        December 31, 2008
Old Mutual Asset Allocation Growth Portfolio         1.60%      2.35%      1.35%         1.35%        December 31, 2008
Old Mutual Analytic Defensive Equity Fund            1.45%      2.20%      1.20%         1.15%        December 8, 2007
Old Mutual Analytic Global Defensive Equity Fund     1.95%      2.70%      1.70%         1.40%        December 31, 2008
Old Mutual Clay Finlay China Fund                    2.10%      2.85%      1.85%         1.55%        December 31, 2007
Old Mutual Clay Finlay Emerging Markets Fund         2.10%      2.85%      1.85%         1.35%        December 31, 2007
Old Mutual Copper Rock Emerging Growth Fund          1.55%      2.30%      1.30%         1.10%        July 31, 2007
Old Mutual International Equity Fund                 1.70%      2.45%      1.45%         1.20%        December 31, 2007
---------------------------------------------------------------------------------------------------------------------------

Reimbursement by the Asset Allocation Funds, Old Mutual Analytic Fund and Copper Rock Fund of the advisory fees waived and other expenses paid by the Advisor pursuant to the applicable Expense Limitation Agreements may be made at a later date when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense rate of the Fund to exceed the expense limitation. Consequently, no reimbursement by these Funds will be made unless: (i) the Fund's assets exceed $75 million; (ii) the Fund's total annual expense ratio is less than the expense limitation (excluding certain other expenses such as brokerage commissions and extraordinary expenses); and (iii) the payment of such reimbursement was approved by the Board on a quarterly basis. Moreover, in accordance with the terms of agreements with the Advisor, whereby, to the extent that the Advisor reimburses advisory fees or absorbs operating expenses of a Fund, the Advisor may seek payment of such amounts within two fiscal years after the fiscal year in which fees were reimbursed or absorbed. Reimbursement by

AS OF JULY 31, 2006


The International Funds and Old Mutual Analytic Global Fund of the advisory fees waived and other expenses paid by the Advisor pursuant to Expense Limitation Agreements with the International Funds and Old Mutual Analytic Global Fund may be made up to three years after the expenses were reimbursed or absorbed. The International Funds and Old Mutual Analytic Global Fund will make no such payment, however, if the total Fund operating expenses exceed the expense limits in effect at the time the expenses were reimbursed. At July 31, 2006, the Advisor may seek reimbursement of previously waived and reimbursed fees as follows:

                                                   Expires 2007     Expires 2008     Expires 2009         Total
---------------------------------------------------------------------------------------------------------------------------
Old Mutual Asset Allocation Conservative Portfolio    $374,843     $   167,678       $       --       $   542,521
Old Mutual Asset Allocation Balanced Portfolio         800,513         206,398               --         1,006,911
Old Mutual Asset Allocation Moderate Growth Portfolio  678,477         342,419               --         1,020,896
Old Mutual Asset Allocation Growth Portfolio           489,171         332,765               --           821,936
Old Mutual Analytic Defensive Equity Fund                   --       2,068,795               --         2,068,795
Old Mutual Analytic Global Defensive Equity Fund            --              --           22,507            22,507
Old Mutual Clay Finlay China Fund                           --              --           92,417            92,417
Old Mutual Clay Finlay Emerging Markets Fund                --              --           84,661            84,661
Old Mutual Copper Rock Emerging Growth Fund                 --              --          228,745           228,745
Old Mutual International Equity                             --              --           90,035            90,035
---------------------------------------------------------------------------------------------------------------------------

Prior to December 9, 2005, Analytic Investors, Inc. ("Analytic") served as investment advisor to the AIC Analytic Fund pursuant to an investment advisory agreement with The Advisors' Inner Circle Fund and was paid a management fee equal to 0.60% of the AIC Analytic Fund's average daily net assets. For the period January 1, 2005 to December 9, 2005, Analytic was paid $1,249,352 by the AIC Analytic Fund for its services. Prior to December 9, 2005, Analytic limited its advisory fees to limit the total annual fund operating expenses (excluding dividend expense) to 1.60%, 2.35% and 1.35% for the Class A, Class C and Institutional Class shares, respectively, of the AIC Analytic Fund. Prior to April 1, 2005, Analytic limited its advisory fees to limit the total annual fund operating expenses (excluding dividend expense) to 0.99% for Institutional Class shares of the AIC Analytic Fund. The Old Mutual Analytic Defensive Equity Fund's Class Z is the successor class of the AIC Analytic Fund's Institutional Class; the Old Mutual Analytic Fund's Institutional Class is new.

SUB-ADVISORY AGREEMENTS -- The Trust, on behalf of the Asset Allocation Funds, and the Advisor have entered into a sub-advisory agreement (the "Ibbotson Sub-Advisory Agreement") with Ibbotson Associates Advisors, LLC ("Ibbotson"). Ibbotson is a wholly owned subsidiary of Ibbotson Associates, Inc., which is a wholly owned subsidiary of Morningstar, Inc. For the services provided and expenses incurred pursuant to the Ibbotson Sub-Advisory Agreement, Ibbotson is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of each of the Asset Allocation Funds, which is computed and paid monthly at an annual rate equal to the greater of (i) 0.08% for average daily net assets up to $250 million, 0.07% for average daily net assets from $250 million to $500 million, 0.06% for average daily net assets from $500 million to $750 million, 0.05% for average daily net assets from $750 million to $1 billion, 0.04% for average daily net assets from $1 billion to $2 billion, and 0.03% for average daily net assets over $2 billion, and (ii) $200,000.

The Trust, on behalf of the Asset Allocation Funds and the Old Mutual International Equity Fund, and the Advisor have entered into sub-advisory agreements (collectively, the "Acadian Sub-Advisory Agreement") with Acadian Asset Management, Inc. ("Acadian"). Acadian is a wholly owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the Acadian Sub-Advisory Agreement, Acadian is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of such portion of the Funds managed by Acadian, which is computed and paid monthly at an annual rate of 0.45% and 0.60%, for the Asset Allocation Funds and Old Mutual International Equity Fund, respectively, of the average daily net assets so managed.

The Trust, on behalf of the Asset Allocation Funds, the Old Mutual Analytic Fund, and the Old Mutual Analytic Global Fund and the Advisor have entered into sub-advisory agreements (collectively, the "Analytic Sub-Advisory Agreement") with Analytic Investors, Inc. ("Analytic"). Analytic is a wholly owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the Analytic Sub-Advisory Agreement, Analytic is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of such portion of the Funds managed by Analytic, which is computed and paid monthly at an annual rate of 0.35%, 0.70% and 0.80% for the Asset Allocation Funds, the Old Mutual Analytic Fund and the Old Mutual Analytic Global Fund, respectively, of the average daily net assets so managed. For the Old Mutual Analytic Global Fund, Analytic is entitled to receive the sub-advisory fee, net of 50% of any breakpoints, waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Advisor.

The Trust, on behalf of the Asset Allocation Funds, and the Advisor have entered into a sub-advisory agreement (the "BHMS Sub-Advisory Agreement") with Barrow, Hanley, Mewhinney & Strauss, Inc. ("Barrow Hanley"). Barrow Hanley is a wholly owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the BHMS Sub-Advisory Agreement, Barrow Hanley is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of such portion of the Asset Allocation Funds managed by Barrow Hanley, which is computed and paid monthly at an annual rate equal to a percentage of the portion of each Asset Allocation Fund's average daily net assets so managed, of 0.15% for the U.S. Intermediate Fixed Income mandate, 0.15% for the U.S. Core Fixed Income mandate, 0.35% for the U.S. Large Cap Value mandate, 0.45% for the U.S. Mid Cap Value mandate and 0.50% for the U.S. Small Cap Value mandate.

The Trust, on behalf of the Asset Allocation Funds and the International Funds, and the Advisor have entered into sub-advisory agreements (collectively, the "Clay Finlay Sub-Advisory Agreement") with Clay Finlay Inc. ("Clay Finlay"). Clay Finlay is a wholly owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the Clay Finlay Sub-Advisory Agreement, Clay Finlay is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of such portion of the Asset Allocation Funds managed by Clay Finlay, which is computed and paid monthly at an annual rate equal to a percentage of the portion of each Asset Allocation Fund's average daily net assets so managed, of 0.45% for the International Large Cap Equity mandate and 0.50% for the Emerging Markets Equity mandate. Clay Finlay is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of such portion of the International Funds managed by Clay Finlay, which is computed and paid monthly at an annual rate equal to a percentage of the portion of each of the International Funds average daily net assets so managed, of 1.00%, 0.80% and 0.60% of the Old Mutual Clay Finlay China Fund, Old Mutual Clay Finlay Emerging Markets Fund and Old Mutual International Equity Fund, average daily net assets so managed, respectively. For the Old Mutual International Equity Fund, Clay Finlay is entitled to receive the sub-advisory fee net of 50% of any breakpoints, waivers, reimbursement payments, supermarket fees and alliance fees waived reimbursed or paid by the Advisor.

The Trust, on behalf of the Asset Allocation Funds, and the Advisor have entered into a sub-advisory agreement (the "Dwight Sub-Advisory Agreement") with Dwight Asset Management Company ("Dwight"). Dwight is a wholly owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the Dwight Sub-Advisory Agreement, Dwight is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of such portion of the Asset Allocation Funds managed by Dwight, which is computed and paid monthly at an annual rate equal to a percentage of the portion of each Asset Allocation Fund's average daily net assets so managed, of 0.10% for the Cash Management mandate, 0.15% for the U.S. Intermediate Fixed Income mandate, 0.15% for the U.S. Core Fixed Income mandate and 0.25% for the U.S. High Yield Fixed Income mandate.

The Trust, on behalf of the Asset Allocation Funds, and the Advisor have entered into a sub-advisory agreement (the "THB Sub-Advisory Agreement") with Thomson Horstmann & Byrant, Inc. ("THB"). THB is a wholly owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the THB Sub-Advisory Agreement, THB is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of such portion of the Asset Allocation Funds managed by THB, which is computed and paid monthly at an annual rate equal to a percentage of the portion of each Asset Allocation Fund's average daily net assets so managed of, 0.60% for the U.S. Small Cap Value mandate and 0.50% for the U.S. Mid Cap Value mandate.

The Trust, on behalf of the Asset Allocation Funds, and the Advisor have entered into a sub-advisory agreement, as amended (the "Heitman Sub-Advisory Agreement") with Heitman Real Estate Securities LLC ("Heitman"). Heitman is a wholly owned subsidiary of Heitman LLC, a Delaware limited liability company owned 50% by Heitman senior executives and 50% by Old Mutual (HFL) Inc., a wholly owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the Heitman Sub-Advisory Agreement, Heitman is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of such portion of each Asset Allocation Fund's average daily net assets so managed, which is computed and paid monthly at an annual rate of 0.40% of the average daily net assets so managed.

The Trust, on behalf of the Asset Allocation Funds, and the Advisor have entered into a sub-advisory agreement (the "LRC Sub-Advisory Agreement") with Liberty Ridge Capital, Inc. ("Liberty Ridge"). Liberty Ridge is a wholly owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the LRC Sub-Advisory Agreement, Liberty Ridge is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of such portion of the Asset Allocation Funds managed by Liberty Ridge, which is computed and paid monthly at an annual rate equal to a percentage of the portion of each Asset Allocation Fund's average daily net assets so managed, of 0.35% for the U.S. Large Cap Blend mandate, 0.45% for the U.S. Mid Cap Equity mandate and 0.50% for the U.S. Small Cap Blend mandate.

The Trust, on behalf of the Asset Allocation Funds, and the Advisor have entered into a sub-advisory agreement (the "Provident Sub-Advisory Agreement") with Provident Investment Counsel ("Provident"). Provident is a wholly owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the Provident Sub-Advisory Agreement, Provident is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of such portion of the Asset Allocation Funds managed by Provident, which is computed and paid monthly at an annual rate equal to a percentage of the portion of each Asset Allocation Fund's average daily net assets so managed, of 0.35% for the U.S. Large Cap Growth mandate and 0.45% for the U.S. Mid Cap Growth mandate.

The Trust, on behalf of the Asset Allocation Funds, and the Advisor have entered into a sub-advisory agreement (the "Rogge Sub-Advisory Agreement") with Rogge Global Partners PLC ("Rogge"). Rogge is a majority owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the Rogge Sub-Advisory Agreement for the Asset Allocation Funds, Rogge is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of such portion of the Asset Allocation Funds managed by Rogge, which is computed and paid monthly at an annual rate of 0.25% of each of the Asset Allocation Funds' average daily net assets so managed.

The Trust, on behalf of the Asst Allocation Funds, and the Advisor have entered into a sub-advisory agreement (the "TS&W Sub-Advisory Agreement") with Thompson, Siegel & Walmsley, Inc. ("TS&W"). TS&W is a wholly owned subsidiary of OMUSH. For the services provided and expenses incurred pursuant to the TS&W Sub-Advisory Agreement, TS&W is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of such portion of the Asset Allocation Funds managed by TS&W, which is computed and paid monthly at an annual rate equal to a percentage of the portion of each Asset Allocation Fund's average daily net assets so managed, of 0.35% for the U.S. Large Cap Value mandate, 0.40% for the U.S. All Cap Value mandate, 0.45% for the U.S. Mid Cap Value mandate, 0.475% for the U.S. Small/Mid Cap Value mandate and 0.50% for the U.S. Small Cap Value mandate.

AS OF JULY 31, 2006


The Trust, on behalf of the Asset Allocation Funds and the Old Mutual Copper Rock Fund, and the Advisor have entered into sub-advisory agreements (the "Copper Rock Sub-Advisory Agreement") with Copper Rock Capital Partners, LLC ("Copper Rock"). OMUSH owns 60% of the limited liability company interests of Copper Rock. For the services provided and expenses incurred pursuant to the Copper Rock Sub-Advisory Agreement, Copper Rock is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of the portion of each Asset Allocation Fund's average daily net assets so managed, of 0.55% for the U.S. Small Cap Growth mandate. Copper Rock is entitled to receive from the Advisor a sub-advisory fee with respect to the average daily net assets of the Copper Rock Fund, which is computed and paid monthly at an annual rate equal to 0.60% of the average daily net assets.

Each Sub-Advisory Agreement obligates the Sub-Advisor, other than Ibbotson, to:
(i) manage the investment operations of the assets managed by the sub-advisor and the composition of the investment portfolio comprising such assets, including the purchase, retention and disposition thereof in accordance with the Fund's investment objective, policies and limitations; (ii) provide supervision of the assets managed by the sub-advisor and to determine from time to time what investment and securities will be purchased, retained or sold on behalf of the Fund and what portion of the assets managed by the sub-advisor will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold on behalf of the Fund in connection with such assets and to place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Prospectus or as the Board or the Advisor may direct from time to time, in conformity with federal securities laws. The Ibbotson Sub-Advisory Agreement obligates Ibbotson to: (i) serve as the strategic asset allocation consultant and sub-advisor to the Advisor for investment model creation and maintenance of each Asset Allocation Fund, consistent with the selection of sub-advisors, based upon Ibbotson's recommendations related to appropriate market sectors and investment strategies;
(ii) recommend a continuous investment allocation program for each Asset Allocation Fund in accordance with each Asset Allocation Fund's respective investment objectives, policies and restrictions as stated in such Fund's prospectus; and (iii) monitor and make recommendations to the Advisor regarding possible changes to the sub-advisors and their investment strategies.

ADMINISTRATIVE SERVICES AGREEMENT -- The Trust and Old Mutual Fund Services (the "Administrator"), an indirect, wholly owned subsidiary of OMUSH, entered into the Administrative Services Agreement (the "Administrative Agreement"), pursuant to which the Administrator oversees the administration of the Trust's and each Fund's business and affairs, including regulatory reporting and all necessary office space, equipment, personnel and facilities, as well as services performed by various third parties. Prior to August 1, 2006, under the Administrative Agreement, the Administrator was entitled to a fee from the Trust, which was calculated daily and paid monthly at an annual rate of 0.123% of the average daily net assets of each Fund. Effective August 1, 2006, the Administrator is entitled to a fee from the Trust, which is calculated daily and paid monthly, as follows:

      Average Daily Net Assets        Annual Fee Rate
--------------------------------------------------------
         $0 TO $500 MILLION                0.10%
    > $500 million to $1 billion           0.09%
   > $1 billion up to $1.5 billion         0.08%
           > $1.5 billion                  0.07%
--------------------------------------------------------

The Administrative Agreement provides that the Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties. The Administrative Agreement will continue in effect unless terminated by either party upon not less than 90 days' prior written notice to the other party.

The Administrator and SEI Investments Global Funds Services (the "Sub-Administrator") entered into a Sub-Administrative Services Agreement (the "Sub-Administrative Agreement"), pursuant to which the Sub-Administrator assists the Administrator in connection with the administration of the business and affairs of the Trust. SEI Investments Management Corporation ("SEI Investments"), which is a wholly-owned subsidiary of SEI Investments Company, owns all beneficial interest in the Sub-Administrator. Under the Sub-Administrative Agreement, the Administrator pays the Sub-Administrator fees at an annual rate calculated as follows: the greater sum (higher value) which results from making the following calculations (A) a fee based on the average daily net assets of the Trust, the Old Mutual Advisor Funds II and the Old Mutual Insurance Series Fund of: (i) 0.0165% of the first $10 billion, plus (ii) 0.0125% of the next $10 billion, plus (iii) 0.010% of the excess over $20 billion and (B) a fee based on the aggregate number of Funds of the Trust, Old Mutual Advisor Funds II and Old Mutual Insurance Series Fund calculated at the sum of between $50,000 and $60,000 per Fund, depending on the total number of funds. The Sub-Administrative Agreement provides that the Sub-Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Sub-Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Sub-Administrator in the performance of its duties. The Sub-Administrative Agreement renews each year unless terminated by either party upon not less than 90 days' prior written notice to the other party.

From January 1, 2005 through December 9, 2005 the Sub-Administrator was the administrator (the "Predecessor Administrator") of the AIC Analytic Fund and provided administrative services to The Advisors' Inner Circle Fund (the "Predeccessor Trust") under an Administration Agreement (the "Former Administration Agreement"). Pursuant to the Former Administration Agreement, the Predeccessor Trust paid the Predecessor Administrator an annual fee equal to the higher of $125,000 for one fund, $250,000 for two funds, $350,000 for three funds, plus $75,000 per additional fund, plus $20,000 per additional class or 0.12% of the first $250 million and 0.04% of any amount above $750 million of the Predeccessor Trust's average daily net assets. From the time period January 1, 2005 through December 9, 2005, the Predecessor Administrator was paid $321,863 by the AIC Analytic Fund.

DISTRIBUTION AGREEMENT -- Old Mutual Investment Partners (the "Distributor"), an indirect, wholly owned subsidiary of OMUSH, and the Trust are parties to a distribution agreement (the "Distribution Agreement"), pursuant to which the Distributor serves as principal underwriter for the Trust's shares. The Distributor receives no compensation for serving in such capacity, except as provided in separate Distribution Plans and Service Plans.

The Distribution Agreement is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not "interested persons" (as defined in the 1940 Act) and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 90 days' written notice by either party or upon assignment by the Distributor.

Prior to December 9, 2005, SEI Investments Distribution Co. served as distributor to the AIC Analytic Fund and received $189,943 of compensation for serving in such a capacity for the period from January 1, 2005 through December 9, 2005.

The Trust has adopted a Distribution Plan for each of Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act to enable the Class A and Class C shares of each Fund to directly and indirectly bear certain expenses relating to the distribution of such shares. The Trust has also adopted a Service Plan to enable the Class A and Class C shares of each Fund to directly and indirectly bear certain expenses relating to the shareholder servicing and/or personal account maintenance of the holders of such shares. Each of the Distribution Plans and Service Plans are compensation plans, which means that they compensate the Distributor or third-party broker-dealer or financial intermediary regardless of the expenses actually incurred by such persons.

Pursuant to the Distribution Plans for Class A and Class C shares, the Trust will pay to the Distributor a monthly fee at an annual aggregate rate not to exceed (i) 0.25% of the average net asset value of the Class A shares of each Fund and (ii) 0.75% of the average net asset value of the Class C shares of each Fund, as determined at the close of each business day during the month, which is to compensate the Distributor for services provided and expenses incurred by it in connection with the offering and sale of Class A or Class C shares, which may include, without limitation, the payment by the Distributor to investment dealers of commissions on the sale of Class A or Class C shares, as set forth in the then current prospectus or statement of additional information with respect to Class A and Class C shares and interest and other financing costs.

The amount of such payments shall be determined by the Trust's disinterested Trustees from time to time. Currently, Class A shares are not authorized to pay distributor fees and Class C shares are authorized to pay the maximum amount of distributor fees.

Pursuant to the Service Plans for Class A and Class C shares, the Trust will pay to the Distributor or other third-party financial intermediaries a fee at an annual aggregate rate not to exceed 0.25% of the average net asset value of Class A and Class C shares, which is for maintaining or improving services provided to shareholders by the Distributor and investment dealers, financial institutions and 401(k) plan service providers. The amount of such payments shall be determined by the Trust's disinterested Trustees from time to time.

Currently, both Class A and Class C shares are authorized to pay the maximum amount of service fees.

The Distributor will prepare and deliver written reports to the Board on a regular basis (at least quarterly) setting forth the payments made pursuant to the Distribution Plans and the Service Plans, and the purposes for which such expenditures were made, as well as any supplemental reports as the Board may from time to time reasonably request.

Except to the extent that the Administrator, Sub-Administrator, Advisor or sub-advisors may benefit through increased fees from an increase in the net assets of the Trust which may have resulted in part from the expenditures, no interested person of the Trust nor any Trustee of the Trust who is not an "interested person" (as defined in the 1940 Act) of the Trust has a direct or indirect financial interest in the operation of the Distribution or Service Plans or any related agreement.

Of the service and distribution fees the Distributor received for the period ended July 31, 2006, it retained the following:

                                                                         Service Fees                 Distribution Fees
---------------------------------------------------------------------------------------------------------------------------
                                                                   Class A         Class C                 Class C
---------------------------------------------------------------------------------------------------------------------------
Old Mutual Asset Allocation Conservative Portfolio               $  2,456         $ 32,018               $  96,053
Old Mutual Asset Allocation Balanced Portfolio                      3,495          101,107                 303,322
Old Mutual Asset Allocation Moderate Growth Portfolio              11,376          144,295                 432,884
Old Mutual Asset Allocation Growth Portfolio                        7,947           68,981                 206,942
Old Mutual Analytic Defensive Equity Fund                          75,935          227,426                 682,432
Old Mutual Analytic Global Defensive Equity Fund                       39               15                      45
Old Mutual Clay Finlay China Fund                                     433              315                     946
Old Mutual Clay Finlay Emerging Markets Fund                           88               49                     148
Old Mutual Copper Rock Emerging Growth Fund                         6,174              373                   1,118
Old Mutual International Equity Fund                                   47               73                     220
---------------------------------------------------------------------------------------------------------------------------

AS OF JULY 31, 2006

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Funds. From time to time, the Funds may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Fund to persons who beneficially own interests in the Fund.

U.S. Bank, N.A. serves as the custodian for each of the Asset Allocation Funds and the Copper Rock Fund. The Bank of New York serves as custodian of the International Funds and Old Mutual Analytic Global Fund. Union Bank of California serves as custodian of the Old Mutual Analytic Fund.

The Funds have entered into a shareholder servicing agreement with the Administrator to provide shareholder support and other shareholder account-related services. The Administrator has, in turn, contracted with Old Mutual Shareholder Services, Inc. (formerly known as PBHG Shareholder Services, Inc.), "OMSS", its wholly owned subsidiary, to assist in the provision of those services. OMSS received no fees directly from the Funds. The shareholder service fees are reviewed periodically and approved annually by the Board.

Shareholder service fees paid to Old Mutual Fund Services for the year or period ended July 31, 2006 were as follows:

-------------------------------------------------------------------------------
Old Mutual Asset Allocation Conservative Portfolio                    $ 6,073
Old Mutual Asset Allocation Balanced Portfolio                         20,905
Old Mutual Asset Allocation Moderate Growth Portfolio                  36,179
Old Mutual Asset Allocation Growth Portfolio                           26,933
Old Mutual Analytic Defensive Equity Fund                              75,372
Old Mutual Analytic Global Defensive Equity Fund                           88
Old Mutual Clay Finlay China Fund                                         634
Old Mutual Clay Finlay Emerging Markets Fund                              274
Old Mutual Copper Rock Emerging Growth Fund                            14,475
Old Mutual International Equity Fund                                      203
-------------------------------------------------------------------------------

On September 7, 2004, the Board approved an agreement between the Funds and the Administrator to provide shareholder related web development and maintenance services. For its services over the year ended July 31, 2006, Old Mutual Fund Services received a fee of $239,041, which was allocated to each Fund quarterly based on average net assets.

Prior to December 9, 2005, the AIC Analytic Fund was able to direct certain fund trades to brokers who paid a portion of the AIC Analytic Fund's expenses. Under this arrangement, the AIC Analytic Fund had expenses reduced by $67,511, which was used to pay administration expenses. The effect on the Fund's expense ratio, as a percentage of the Fund's average daily net assets for the year ended December 31, 2005 was 0.03%

Officers and Trustees of the Funds who are or were officers of the Advisor, Administrator, Sub-Administrator and the Distributor received no compensation from the Funds.

4. INTERFUND LENDING
--------------------------------------------------------------------------------

Pursuant to resolutions adopted by the Boards of Trustees of each of Old Mutual Advisor Funds, Old Mutual Advisor Funds II and Old Mutual Insurance Series Fund (together, the "Trusts"), on behalf of each series portfolio of the Trusts (the "Funds"), each of the Funds may lend an amount up to its prospectus-defined limitations to other Funds. All such lending shall be conducted pursuant to the exemptive order granted by the Securities and Exchange Commission on August 12, 2003 to the Trusts.

The interest rate charged on the loan is the average of the overnight repurchase agreement rate (highest rate available to the Funds from investments in overnight repurchase agreements) and the bank loan rate (Federal Funds Rate plus 50 basis points). None of the Funds may borrow more than 10% of its assets.

The Funds had no outstanding borrowings or loans related to interfund lending at any time during the year or period ended July 31, 2006.

5. INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

The cost of securities purchased and the proceeds from securities sold and matured, other than short-term investments, for the Funds, for the year or period ended July 31, 2006 were as follows:

                                                              Purchases (000)            Sales and Maturities (000)
---------------------------------------------------------------------------------------------------------------------------
                                                      U.S. Government      Other        U.S. Government      Other
---------------------------------------------------------------------------------------------------------------------------
Old Mutual Asset Allocation Conservative Portfolio     $  20,662          $24,967         $  16,492       $  17,877
Old Mutual Asset Allocation Balanced Portfolio            44,283          104,018            32,998          65,086
Old Mutual Asset Allocation Moderate Growth Portfolio     38,345          158,393            26,685          81,744
Old Mutual Asset Allocation Growth Portfolio                  --          116,035                --          54,252
Old Mutual Analytic Defensive Equity Fund                     --          573,333                --         377,712
Old Mutual Analytic Global Defensive Equity Fund              --            3,468                --             573
Old Mutual Clay Finlay China Fund                             --           17,390                --           5,068
Old Mutual Clay Finlay Emerging Markets Fund                  --            5,173                --           2,423
Old Mutual Copper Rock Emerging Growth Fund                   --          134,597                --          60,393
Old Mutual International Equity Fund                          --            8,030                --           2,680
---------------------------------------------------------------------------------------------------------------------------

Transactions in option contracts written in the Old Mutual Analytic Fund and the Old Mutual Analytic Global Fund for the year or period ended July 31, 2006, were as follows:

                                                             Old Mutual Analytic               Old Mutual Analytic
                                                             Defensive Equity Fund         Global Defensive Equity Fund
---------------------------------------------------------------------------------------------------------------------------
                                                         Number of                          Number of
                                                         Contracts        Premiums          Contracts         Premiums
---------------------------------------------------------------------------------------------------------------------------
Outstanding at December 31, 2005 and
  May 31, 2006, respectively                               5,175       $   8,504,558            --          $      --
Options written                                           44,425          58,495,600            48            113,906
Options terminated in closing purchasing transactions    (34,550)        (49,914,651)          (16)           (55,852)
Options expired                                           (7,225)         (6,500,556)          (16)           (22,352)
---------------------------------------------------------------------------------------------------------------------------
Outstanding at July 31, 2006                               7,825         $10,584,951            16           $ 35,702
---------------------------------------------------------------------------------------------------------------------------

6. FOREIGN HOLDINGS RISK
--------------------------------------------------------------------------------

Each Fund may invest in foreign securities. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions on the flow of international capital and currencies. Foreign issuers may also be subject to less government regulation than U.S. companies. Moreover, the dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Fund's shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

7. FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

Each Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income and net capital gains. Accordingly, no provision has been made for Federal income taxes.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to Paid-in-Capital or accumulated net realized gain, as appropriate, in the period that the differences arise.

NOTES TO FINANCIAL STATEMENTS -- concluded
AS OF JULY 31, 2006


Accordingly, the following permanent differences as of July 31, 2006, primarily attributable to certain net operating losses, different treatment for gains and losses on paydowns of mortgage- and asset-backed securities for tax purposes, reclassifications of long-term capital gain distributions on Real Estate Investment Trust securities and return of capital which, for tax purposes, are not available to offset future income, were reclassified to the following accounts.

                                                    Increase/(Decrease)    Increase/(Decrease)
                                                        Accumulated           Undistributed
                                                       Net Realized          Net Investment        Increase/(Decrease)
                                                           Gain                  Income             Paid in Capital
                                                           (000)                  (000)                   (000)
---------------------------------------------------------------------------------------------------------------------------
Old Mutual Asset Allocation Conservative Portfolio      $     1               $      (1)               $      --
Old Mutual Asset Allocation Balanced Portfolio              (14)                     14                       --
Old Mutual Asset Allocation Moderate Growth Portfolio       (71)                     71                       --
Old Mutual Asset Allocation Growth Portfolio               (100)                    100                       --
Old Mutual Analytic Defensive Equity Fund                (1,013)                  2,682                  (1,669)
Old Mutual Analytic Global Defensive Equity Fund              8                      (8)                      --
OLD Mutual Clay Finlay Emerging Markets FunD                 12                     (12)                      --
Old Mutual Copper Rock Emerging Growth Fund                  --                     191                     (191)
Old Mutual International Equity Fund                         39                     (39)                      --
---------------------------------------------------------------------------------------------------------------------------

The tax character of dividends and distributions declared during the year or periods ended July 31, 2006 and 2005 were as follows:

                                                                Ordinary             Long Term
                                                                 Income            Capital Gain             Total
                                                                  (000)                (000)                (000)
---------------------------------------------------------------------------------------------------------------------------
Old Mutual Asset Allocation Conservative Portfolio
    2006                                                       $    562               $    --              $   562
    2005                                                            113                    --                  113
Old Mutual Asset Allocation Balanced Portfolio
    2006                                                          1,230                    --                1,230
    2005                                                            163                    --                  163
Old Mutual Asset Allocation Moderate Growth Portfolio
    2006                                                            500                    --                  500
    2005                                                              9                    --                    9
Old Mutual Asset Allocation Growth Portfolio
    2006                                                            419                    3                  422
    2005                                                              7                    --                    7
Old Mutual Analytic Defensive Equity Fund
    2006                                                             --                    --                   --
    2005*                                                        16,715                 3,195               19,910
    2004*                                                           780                 1,583                2,363
---------------------------------------------------------------------------------------------------------------------------

* Based on previous fiscal year of December 31.


As of July 31, 2006, the components of Distributable Earnings/(Accumulated Losses) were as follows:

                              Undistributed  Undistributed     Capital       Post   Post October   Unrealized     Other
                                Ordinary       Long Term        Loss        October   Currency   Appreciation/  Temporary
                                 Income      Capital Gain   Carryforwards   Losses     Losses   (Depreciation) Differences   Total
                                  (000)          (000)         (000)*        (000)      (000)        (000)        (000)      (000)
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Asset Allocation
  Conservative Portfolio        $   150          $106           $ --        $ --      $ --        $   508        $(20)     $  744
Old Mutual Asset Allocation
  Balanced Portfolio              1,367           781             --          --        --          3,219         (46)      5,321
Old Mutual Asset Allocation
  Moderate Growth Portfolio       2,186           827             --          --        --          5,048         (26)      8,035
Old Mutual Asset Allocation
  Growth Portfolio                1,358           675             --          --        --          3,572         (36)      5,569
-----------------------------------------------------------------------------------------------------------------------------------

                               Undistributed   Undistributed      Capital       Post    Post October  Unrealized      Other
                                 Ordinary        Long Term         Loss        October   Currency    Appreciation/  Temporary
                                  Income       Capital Gain    Carryforwards   Losses     Losses   (Depreciation)  Differences Total
                                   (000)           (000)          (000)*       (000)      (000)       (000)          (000)     (000)
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Analytic
  Defensive Equity Fund          $  41            $ --          $(10,378)    $    --     $  --        $34,395         $ --  $24,058
Old Mutual Analytic Global
  Defensive Equity Fund              1              --               --         (10)       (10)            37           --       18
Old Mutual Clay Finlay
  China Fund                       580              --               --           --        --          1,196           --    1,776
Old Mutual Clay Finlay
  Emerging Markets Fund            157              --               --           --       (12)           111           --      256
Old Mutual Copper Rock
  Emerging Growth Fund              --              --             (100)      (3,565)       --         (1,358)          --   (5,023)
Old Mutual International
  Equity Fund                      261              --               --           --        --            263          (41)     483
------------------------------------------------------------------------------------------------------------------------------------

* Capital loss carryforwards expire in 2014.


For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Post-October losses represent losses realized on investment transactions from November 1, 2005 through July 31, 2006 that, in accordance with Federal income tax regulations the Funds may elect to defer and treat as having arisen in the following fiscal year.

The Federal tax cost, aggregate gross unrealized appreciation and depreciation of investments, excluding securities sold short and written option contracts, held by each Fund at July 31, 2006 were as follows:

                                                                                                               Net
                                                                                                           Unrealized
                                                         Federal         Unrealized       Unrealized      Appreciation
                                                        Tax Cost        Appreciation     Depreciation    (Depreciation)
                                                          (000)             (000)            (000)            (000)
---------------------------------------------------------------------------------------------------------------------------
Old Mutual Asset Allocation Conservative Portfolio      $ 32,220         $  1,267        $    (759)        $    508
Old Mutual Asset Allocation Balanced Portfolio           109,519            6,671           (3,455)           3,216
Old Mutual Asset Allocation Moderate Growth Portfolio    145,421           10,439           (5,388)           5,051
Old Mutual Asset Allocation Growth Portfolio              92,169            7,537           (3,969)           3,568
Old Mutual Analytic Defensive Equity Fund                747,961           55,634          (31,342)          24,292
Old Mutual Analytic Global Defensive Equity Fund           3,110              109              (72)              37
Old Mutual Clay Finlay China Fund                         14,373            1,483             (287)           1,196
Old Mutual Clay Finlay Emerging Markets Fund               2,901              273             (162)             111
Old Mutual Copper Rock Emerging Growth Fund               71,994            2,584           (3,943)          (1,359)
Old Mutual International Equity Fund                       5,591              450             (187)             263
---------------------------------------------------------------------------------------------------------------------------

8. NEW ACCOUNTING PRONOUNCEMENTS
--------------------------------------------------------------------------------

In July 2006, the Financial Accounting Standards Board ("FASB") issued FASB interpretation 48 ("FIN 48"), "ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES". This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. As of July 31, 2006, the Funds have not evaluated the impact that will result from adopting FIN 48.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Old Mutual Advisor Funds:

In our opinion, the accompanying statements of net assets or the statements of assets and liabilities, including the schedules of investments, as applicable, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Old Mutual Asset Allocation Conservative Portfolio, Old Mutual Asset Allocation Balanced Portfolio, Old Mutual Asset Allocation Moderate Growth Portfolio, Old Mutual Asset Allocation Growth Portfolio, Old Mutual Analytic Defensive Equity Fund, Old Mutual Analytic Global Defensive Equity Fund, Old Mutual Clay Finlay China Fund, Old Mutual Clay Finlay Emerging Markets Fund, Old Mutual Copper Rock Emerging Growth Fund and Old Mutual International Equity Fund (constituting Old Mutual Advisor Funds, hereafter referred to as the "Funds") at July 31, 2006 and the results of each of their operations and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
September 27, 2006

NOTICE TO SHAREHOLDERS (Unaudited)



For shareholders that do not have a July 31, 2006 tax year end, this notice is for informational purposes only. For shareholders with a July 31, 2006 tax year end, please consult your tax advisor as to the pertinance of this notice. For the fiscal year ended July 31, 2006, each Fund is designating the following items with regard to distributions paid during the year.

                                                                       Qualifying for                          Foreign
                                                                          Corporate                            Investors  Qualified
                                Long Term     Ordinary                    Dividends    Qualifying      U.S.    Qualified  Short-Term
                              Capital Gain     Income         Total       Received      Dividend   Government  Interest    Capital
                               Distribution  Distribution  Distributions  Deduction(1)  Income(2)  Interest(3) Income(4)    Gain(5)
------------------------------------------------------------------------------------------------------------------------------------
Old Mutual Asset Allocation
   Conservative Portfolio .....    0.00%      100.00%        100.00%       19.66%        15.56%       15.81%     86.13%     18.90%
Old Mutual Asset Allocation
   Balanced Portfolio .........    0.00%      100.00%        100.00%       21.79%        31.42%       12.11%     85.09%     46.21%
Old Mutual Asset Allocation
   Moderate Growth Portfolio ..    0.00%      100.00%        100.00%       34.85%        43.70%       10.63%      1.83%     64.81%
Old Mutual Asset Allocation
   Growth Portfolio ...........    0.84%       99.16%        100.00%       33.93%        43.52%        0.00%      0.00%     69.52%
Old Mutual Analytic
   Defensive Equity Fund ......    0.00%      100.00%        100.00%       24.92%         0.00%       25.20%      0.00%      0.00%
Old Mutual Analytic Global
   Defensive Equity Fund ......    0.00%        0.00%          0.00%        0.00%         0.00%        0.00%      0.00%      0.00%
Old Mutual Clay Finlay
   China Fund (6) .............    0.00%      100.00%        100.00%        0.00%         6.28%        0.00%    100.00%      0.00%
Old Mutual Clay Finlay
   Emerging Markets Fund (7) ..    0.00%      100.00%        100.00%        0.00%         6.95%        0.00%     16.73%      0.00%
Old Mutual Copper Rock
   Emerging Growth Fund .......    0.00%        0.00%          0.00%        0.00%         0.00%        0.00%      0.00%      0.00%
Old Mutual International
Equity Fund (8) ...............    0.00%      100.00%        100.00%        0.00%        36.11%        0.00%      7.11%      0.00%
------------------------------------------------------------------------------------------------------------------------------------

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and are reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned Funds to designate the maximum amount permitted by law.

(3) "U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Old Mutal Advisor Funds who are residents of California, Connecticut and New York, the statutory threshhold requirements were not satisified to permit exemption of these amounts from state income.

(4) The percentage in this column represents the amount of "Qualifying Interest Income" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S withholding tax when paid to foreign investors.

(5) The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S withholding tax when paid to foreign investors.

(6) The Fund intends to pass through a foreign tax credit to the shareholders. For fiscal year ended 2006, the total amount of foreign source income is $108,385. The total amount of foreign tax to be paid is $18. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

(7) The Fund intends to pass through a foreign tax credit to the shareholders. For fiscal year ended 2006 the total amount of foreign source income is $27,806. The total amount of foreign tax to be paid is $4,054. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

(8) The Fund intends to pass through a foreign tax credit to the shareholders. For fiscal year ended 2006, the total amount of foreign source income is $92,136. The total amount of foreign tax to be paid is $7,927. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

PROXY VOTING AND PORTFOLIO HOLDINGS (Unaudited)



Proxy Voting

A description of the guidelines that the Trust uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.888.744.5050 toll-free; (ii) on the Trust's website at www.oldmutualcapital.com; and (iii) on the SEC's website at www.sec.gov.

Information about how the Funds voted proxies relating to portfolio securities for the 12-month period ended June 30, 2006 is available on the Trust's website at www.oldmutualcapital.com and on the SEC's website at www.sec.gov.

Portfolio Holdings

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at www.sec.gov, or may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the the Public Reference Room may be obtained by calling 1-800-SEC-0330 toll-free.

FUND EXPENSES EXAMPLE (Unaudited)



Six Month Hypothetical Expense Example July 31, 2006 (Unaudited)


Example. As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Transaction fees may include transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees. Fund-related fees may include ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders and affect your investment return.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended July 31, 2006.

Actual Expenses. The first line for each share class in the following table provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $10.00 fee charged to IRA accounts, or the $10.00 fee charged for wire redemptions. The Example also does not include portfolio trading commissions and related trading expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each share class under the heading entitled "Expenses Paid During Six-Month Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                      Annualized           Expenses
                                                  Beginning          Ending             Expense              Paid
                                                   Account          Account             Ratios              During
                                                    Value            Value            For the Six         Six Month
                                                    2/1/06          7/31/06          Month Period          Period*
---------------------------------------------------------------------------------------------------------------------------
Old Mutual Asset Allocation Conservative Portfolio -- Class A
---------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                              $1,000.00       $1,001.20              1.50%            $   7.44
  Hypothetical 5% Return                           1,000.00        1,017.34              1.50                 7.50
---------------------------------------------------------------------------------------------------------------------------
Old Mutual Asset Allocation Conservative Portfolio -- Class C
---------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                               1,000.00          996.80              2.25                11.14
  Hypothetical 5% Return                           1,000.00        1,013.64              2.25                11.23
---------------------------------------------------------------------------------------------------------------------------
Old Mutual Asset Allocation Conservative Portfolio -- Class Z
---------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                               1,000.00        1,002.40              1.25                 6.21
  Hypothetical 5% Return                           1,000.00        1,018.62              1.25                 6.26
---------------------------------------------------------------------------------------------------------------------------
Old Mutual Asset Allocation Conservative Portfolio -- Institutional Class
---------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                               1,000.00        1,002.40              1.25                 6.21
  Hypothetical 5% Return                           1,000.00        1,018.58              1.25                 6.26
---------------------------------------------------------------------------------------------------------------------------
Old Mutual Asset Allocation Balanced Portfolio -- Class A
---------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                               1,000.00          996.90              1.55                 7.67
  Hypothetical 5% Return                           1,000.00        1,017.10              1.55                 7.75
---------------------------------------------------------------------------------------------------------------------------
Old Mutual Asset Allocation Balanced Portfolio -- Class C
---------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                               1,000.00          993.50              2.30                11.37
  Hypothetical 5% Return                           1,000.00        1,013.39              2.30                11.48
---------------------------------------------------------------------------------------------------------------------------
Old Mutual Asset Allocation Balanced Portfolio -- Class Z
---------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                              $1,000.00      $   998.00              1.30%            $   6.44
  Hypothetical 5% Return                           1,000.00        1,018.36              1.30                 6.51
---------------------------------------------------------------------------------------------------------------------------
Old Mutual Asset Allocation Balanced Portfolio -- Institutional Class
---------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                               1,000.00          997.20              1.30                 6.44
  Hypothetical 5% Return                           1,000.00        1,018.33              1.30                 6.51
---------------------------------------------------------------------------------------------------------------------------
Old Mutual Asset Allocation Moderate Growth Portfolio -- Class A
---------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                               1,000.00          996.70              1.55                 7.67
  Hypothetical 5% Return                           1,000.00        1,017.11              1.55                 7.75
---------------------------------------------------------------------------------------------------------------------------
Old Mutual Asset Allocation Moderate Growth Portfolio -- Class C
---------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                               1,000.00          992.50              2.30                11.36
  Hypothetical 5% Return                           1,000.00        1,013.39              2.30                11.48
---------------------------------------------------------------------------------------------------------------------------
Old Mutual Asset Allocation Moderate Growth Portfolio -- Class Z
---------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                               1,000.00          997.50              1.30                 6.44
  Hypothetical 5% Return                           1,000.00        1,018.35              1.30                 6.51
---------------------------------------------------------------------------------------------------------------------------
Old Mutual Asset Allocation Moderate Growth Portfolio -- Institutional Class
---------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                               1,000.00          998.40              1.30                 6.44
  Hypothetical 5% Return                           1,000.00        1,018.33              1.30                 6.51
---------------------------------------------------------------------------------------------------------------------------

FUND EXPENSES EXAMPLE -- concluded (Unaudited)

                                                                                      Annualized           Expenses
                                                  Beginning          Ending             Expense              Paid
                                                   Account          Account             Ratios              During
                                                    Value            Value            For the Six         Six Month
                                                    2/1/06          7/31/06          Month Period          Period*
---------------------------------------------------------------------------------------------------------------------------
Old Mutual Asset Allocation Growth Portfolio -- Class A
---------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                              $1,000.00      $   995.30              1.60%            $   7.92
  Hypothetical 5% Return                           1,000.00        1,016.86              1.60                 8.00
---------------------------------------------------------------------------------------------------------------------------
Old Mutual Asset Allocation Growth Portfolio -- Class C
---------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                               1,000.00          991.30              2.35                11.60
  Hypothetical 5% Return                           1,000.00        1,013.14              2.35                11.73
---------------------------------------------------------------------------------------------------------------------------
Old Mutual Asset Allocation Growth Portfolio -- Class Z
---------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                               1,000.00          996.10              1.35                 6.68
  Hypothetical 5% Return                           1,000.00        1,018.12              1.35                 6.76
---------------------------------------------------------------------------------------------------------------------------
Old Mutual Asset Allocation Growth Portfolio -- Institutional Class
---------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                               1,000.00          996.90              1.35                 6.68
  Hypothetical 5% Return                           1,000.00        1,018.09              1.35                 6.76
---------------------------------------------------------------------------------------------------------------------------
Old Mutual Analytic Defensive Equity Fund -- Class A
---------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                               1,000.00        1,023.20              1.74                 8.73
  Hypothetical 5% Return                           1,000.00        1,016.17              1.74                 8.70
---------------------------------------------------------------------------------------------------------------------------
Old Mutual Analytic Defensive Equity Fund -- Class C
---------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                               1,000.00        1,019.40              2.49                12.47
  Hypothetical 5% Return                           1,000.00        1,012.45              2.49                12.42
---------------------------------------------------------------------------------------------------------------------------
Old Mutual Analytic Defensive Equity Fund -- Class Z
---------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                               1,000.00        1,024.00              1.49                 7.48
  Hypothetical 5% Return                           1,000.00        1,017.41              1.49                 7.45
---------------------------------------------------------------------------------------------------------------------------
Old Mutual Analytic Defensive Equity Fund -- Institutional Class
---------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                               1,000.00        1,024.80              1.94                 9.74
  Hypothetical 5% Return                           1,000.00        1,017.65              1.94                 9.71
---------------------------------------------------------------------------------------------------------------------------
Old Mutual Analytic Global Defensive Equity Fund -- Class A**
---------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                               1,000.00        1,005.00              2.84                 4.76
  Hypothetical 5% Return                           1,000.00        1,010.71              2.84                 4.77
---------------------------------------------------------------------------------------------------------------------------
Old Mutual Analytic Global Defensive Equity Fund -- Class C**
---------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                               1,000.00        1,003.00              3.53                 5.91
  Hypothetical 5% Return                           1,000.00        1,007.29              3.53                 5.92
---------------------------------------------------------------------------------------------------------------------------
Old Mutual Analytic Global Defensive Equity Fund- Class Z**
---------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                               1,000.00        1,004.00              2.55                 4.27
  Hypothetical 5% Return                           1,000.00        1,012.15              2.55                 4.29
---------------------------------------------------------------------------------------------------------------------------
Old Mutual Analytic Global Defensive Equity Fund -- INSTITUTIONAL CLASS**
---------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                               1,000.00        1,005.00              2.25                 3.77
  Hypothetical 5% Return                           1,000.00        1,013.64              2.25                 3.79
---------------------------------------------------------------------------------------------------------------------------
Old Mutual Clay Finlay China Fund -- Class A
---------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                               1,000.00        1,176.00              2.10                11.33
  Hypothetical 5% Return                           1,000.00        1,014.38              2.10                10.49
---------------------------------------------------------------------------------------------------------------------------
Old Mutual Clay Finlay China Fund -- Class C
---------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                               1,000.00        1,171.60              2.85                15.35
  Hypothetical 5% Return                           1,000.00        1,010.66              2.85                14.21
---------------------------------------------------------------------------------------------------------------------------
Old Mutual Clay Finlay China Fund -- Class Z
---------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                              $1,000.00       $1,176.70              1.85%            $   9.98
  Hypothetical 5% Return                           1,000.00        1,015.62              1.85                 9.25
---------------------------------------------------------------------------------------------------------------------------
Old Mutual Clay Finlay China Fund -- Institutional Class
---------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                               1,000.00        1,178.50              1.55                 8.37
  Hypothetical 5% Return                           1,000.00        1,017.11              1.55                 7.75
---------------------------------------------------------------------------------------------------------------------------
Old Mutual Clay Finlay Emerging Markets Fund -- Class A
---------------------------------------------------------------------------------------------------------------------------
ACTUAL FUND RETURN                                 1,000.00        1,010.00              2.10                10.47
  Hypothetical 5% Return                           1,000.00        1,014.38              2.10                10.49
---------------------------------------------------------------------------------------------------------------------------
Old Mutual Clay Finlay Emerging Markets Fund -- Class C
---------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                               1,000.00        1,007.30              2.85                14.18
  Hypothetical 5% Return                           1,000.00        1,010.66              2.85                14.21
---------------------------------------------------------------------------------------------------------------------------
Old Mutual Clay Finlay Emerging Markets Fund -- Class Z
---------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                               1,000.00        1,011.90              1.85                 9.23
  Hypothetical 5% Return                           1,000.00        1,015.62              1.85                 9.25
---------------------------------------------------------------------------------------------------------------------------
Old Mutual Clay Finlay Emerging Markets Fund -- Institutional Class
---------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                               1,000.00        1,014.60              1.35                 6.74
  Hypothetical 5% Return                           1,000.00        1,018.10              1.35                 6.76
---------------------------------------------------------------------------------------------------------------------------
Old Mutual Copper Rock Emerging Growth Fund -- Class A
---------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                               1,000.00          906.10              1.55                 7.33
  Hypothetical 5% Return                           1,000.00        1,017.11              1.55                 7.75
---------------------------------------------------------------------------------------------------------------------------
Old Mutual Copper Rock Emerging Growth Fund -- Class C
---------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                               1,000.00          903.00              2.30                10.85
  Hypothetical 5% Return                           1,000.00        1,011.41              2.30                11.47
---------------------------------------------------------------------------------------------------------------------------
Old Mutual Copper Rock Emerging Growth Fund -- Class Z
---------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                               1,000.00          907.10              1.30                 6.15
  Hypothetical 5% Return                           1,000.00        1,016.38              1.30                 6.50
---------------------------------------------------------------------------------------------------------------------------
Old Mutual Copper Rock Emerging Growth Fund -- Institutional Class
---------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                               1,000.00          908.00              1.10                 5.20
  Hypothetical 5% Return                           1,000.00        1,017.85              1.10                 5.50
---------------------------------------------------------------------------------------------------------------------------
Old Mutual International Equity Fund -- Class A
---------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                               1,000.00        1,044.80              1.70                 8.62
  Hypothetical 5% Return                           1,000.00        1,016.36              1.70                 8.50
---------------------------------------------------------------------------------------------------------------------------
Old Mutual International Equity Fund -- Class C
---------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                               1,000.00        1,042.00              2.45                12.40
  Hypothetical 5% Return                           1,000.00        1,012.65              2.45                12.23
---------------------------------------------------------------------------------------------------------------------------
Old Mutual International Equity Fund -- Class Z
---------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                               1,000.00        1,046.80              1.45                 7.36
  Hypothetical 5% Return                           1,000.00        1,017.61              1.45                 7.25
---------------------------------------------------------------------------------------------------------------------------
Old Mutual International Equity Fund -- Institutional Class
---------------------------------------------------------------------------------------------------------------------------
  Actual Fund Return                               1,000.00        1,046.70              1.20                 6.09
  Hypothetical 5% Return                           1,000.00        1,018.84              1.20                 6.01
---------------------------------------------------------------------------------------------------------------------------


* Unless otherwise noted, expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
** Fund commenced operations on May 31, 2006. All Fund expense information is from the period May 31, 2006 to July 31, 2006.

ACTIVITIES AND COMPOSITION OF THE BOARD OF TRUSTEES AND OFFICERS OF THE TRUST -- As of July 31, 2006 (Unaudited)


Trustees and Officers of the Trust The management and affairs of the Trust are supervised by the Board under the laws of the State of Delaware. The Board has approved contracts under which, as described above, certain companies provide essential management services to the Trust. The Board and executive officers of the Trust and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The address for each of the Trustees and executive officers of the Trust is 4643 South Ulster Street, Suite 600, Denver, Colorado 80237. The Funds' Statements of Additional Information include additional information about the Funds' Trustees and are available, without charge, upon request by calling 1-888-744-5050.

------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
------------------------------------------------------------------------------------------------------------------------------------

                                                                                      Number of Funds                Other
                     Position(s)     Term of Office*                                 in the Old Mutual           Directorships
                      Held with      and Length of       Principal Occupation(s)    Fund Complex Overseen             Held
Name and Age          the Trust      Time Served          During Past 5 Years           by Trustee                by Trustee
------------------------------------------------------------------------------------------------------------------------------------
John R. Bartholdson   Trustee        Trustee since     Chief Financial Officer,            36               The Triumph Group, Inc.,
(Age: 61)                            2004              The Triumph Group, Inc.                              Old Mutual Insurance
                                                       (manufacturing).                                     Series Fund, Old Mutual
                                                                                                            Advisor Funds II, ING
                                                                                                            Clarion Real Estate
                                                                                                            Income Fund, and ING
                                                                                                            Clarion Global Real
                                                                                                            Estate Income Fund.
------------------------------------------------------------------------------------------------------------------------------------
Robert M. Hamje       Trustee        Trustee since     Retired. President and              10               TS&W/Claymore Tax-
(Age: 64)                            2004              Chief Investment Officer,                            Advantaged Balanced
                                                       TRW Investment Management                            Fund and Old Mutual/
                                                       Company (investment                                  Claymore Long-Short
                                                       management), 1984 - 2003.                            Fund.
------------------------------------------------------------------------------------------------------------------------------------
Jarrett B. Kling      Trustee        Trustee since     Managing Director, ING              10               Hirtle Callaghan Trust,
(Age: 63)                            2004              Clarion Real Estate                                  ING Clarion Real Estate
                                                       Securities (investment                               Income Fund, ING
                                                       advisor).                                            Clarion Global Real
                                                                                                            Estate Income Fund,
                                                                                                            and ING Clarion.
------------------------------------------------------------------------------------------------------------------------------------
L. Kent Moore         Chairman of    Trustee since     Partner, WillSource Enterprise,     10               TS&W/Claymore Tax-
(Age: 50)             the Board and  2004              LLC (oil and gas exploration                         Advantaged Balanced
                      Trustee                          and production), 2005 - present.                     Fund and Old Mutual/
                                                       Managing Director, High Sierra                       Claymore Long Short
                                                       Energy, LP (holding company of                       Fund.
                                                       natural resource related
                                                       businesses), 2004 - 2005.
                                                       Portfolio Manager, Janus
                                                       Capital (money management),
                                                       2000 - 2002.
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustee and Advisory Trustee
------------------------------------------------------------------------------------------------------------------------------------
David J. Bullock**    Trustee,       Trustee,          Director, President, and            10               Old Mutual Capital,
(Age: 50)             President,     President,        Chief Executive Officer,                             Inc.,Old Mutual Inc.
                      and Chief      and Chief         Old Mutual Capital, Inc.,                            Inc., Partners, Old
                      Executive      Executive         since 2004. Trustee and                              MutualFund Services,
                      Officer        Officer           Chief Executive Officer,                             and Old Mutual
                                     since 2004        Old Mutual Investment                                Shareholder Services,
                                                       Partners; Trustee, Old                               Inc.
                                                       Mutual Fund Services;
                                                       and Director, Old Mutual
                                                       Shareholder Services, Inc.,
                                                       since 2003. President,
                                                       Old Mutual Insurance Series
                                                       Fund, since 2003. Chief
                                                       Executive Officer, President,
                                                       and Director, Liberty
                                                       Ridge Capital, Inc.,
                                                       2003 - October 2005. Chief
                                                       Operating Officer, Liberty
                                                       Ridge Capital, Inc.,
                                                       July 2003 - March 2004.
                                                       President and Chief
                                                       Executive Officer, T
                                                       ransamerica Capital, Inc.,
                                                       1999 - 2003. President,
                                                       AEGON Distributors,
                                                       1998-1999.
------------------------------------------------------------------------------------------------------------------------------------
Walter W. Driver,     Advisory       Advisory          Chairman - Southeast,               10               Total Systems
Jr. ***               Trustee        Trustee           Goldman Sachs & Co.,                                 Services, Inc.
(Age: 61)                            since 2006        since January 2006.
                                                       Chairman, King & Spalding LLP
                                                       (law firm), 1970 - January
                                                       2006.
------------------------------------------------------------------------------------------------------------------------------------

   * Trustee of the Trust until such time as his or her successor is duly elected and appointed.
  ** Mr. Bullock is a Trustee who may be deemed to be an "interested person" of the Trust, as that term is defined in the 1940 Act, because he is an Officer and Director of the Advisor.
 *** Mr. Driver commenced service as a Trustee in May 2005. Effective January
     20, 2006, he resigned as a Trustee. Effective January 23, 2006, the Board appointed Mr. Driver an Advisory Trustee of the Trust, with no voting rights.

ACTIVITIES AND COMPOSITION OF THE BOARD OF TRUSTEES AND OFFICERS OF THE TRUST -- As of July 31, 2006 (concluded) (Unaudited)


------------------------------------------------------------------------------------------------------------------------------------

OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
                         Positions(s)       Term of Office* and
                          Held with             Length of                              Principal Occupation(s)
Name and Age              the Trust            Time Served                               During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Black           Treasurer,             Since 2005               Chief Financial Officer, Chief Administrative  Officer,
(Age: 46)               Chief Financial                                 Executive Vice President, and Treasurer, Old Mutual
                        Officer and                                     Capital, Inc., since July 2004. Chief Financial Officer
                        Controller                                      and Chief Administrative Officer, Old Mutual Investment
                                                                        Partners, since 2004. Senior Vice President and Chief
                                                                        Financial Officer, Transamerica Capital, Inc.,
                                                                        April 2000- June 2004.
------------------------------------------------------------------------------------------------------------------------------------
Andra C. Ozols          Vice President         Since 2005               Executive Vice President, Secretary,  and General Counsel,
(Age: 45)               and Secretary                                   Old Mutual Capital, Inc., since July 2005. Executive Vice
                                                                        President (2004 - May 2005), General Counsel and Secretary
                                                                        (2002 - May 2005 and January 1998 - October 1998), and
                                                                        Vice President (2002 - 2004), ICON Advisers, Inc. Director
                                                                        of ICON Management & Research Corporation (2003 - May 2005).
                                                                        Executive Vice President (2004 - May 2005), General Counsel
                                                                        and Secretary (2002 - May 2005), and Vice President (2002 -
                                                                        2004), ICON Distributors, Inc.; Executive Vice President
                                                                        and Secretary, ICON Insurance Agency, Inc. (2004 - May
                                                                        2005). Vice President (1999 - 2002) and Assistant General
                                                                        Counsel (1998 - 2002), Founders Asset Management LLC.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth R. Naes         Assistant Treasurer    Since 2005               Vice President (since July 2005) and Director of Fund
(Age: 40)                                                               Services  (since 2004), Old Mutual Fund Services. Senior
                                                                        Vice  President - Product Development, Transamerica Capital,
                                                                        Inc., 2000 - 2004.
------------------------------------------------------------------------------------------------------------------------------------
James Lummanick         Vice President         Since 2005               Senior Vice President and Chief Compliance Officer, Old
(Age: 58)               and Chief                                       Mutual Capital, Inc., Old Mutual Investment Partners,
                        Compliance Officer                              Old Mutual Fund Services, Inc., and Old Mutual
                                                                        Shareholder Services, Inc., since 2005. Chief Compliance
                                                                        Officer, Old Mutual Advisor Funds II and Old Mutual
                                                                        Insurance Series Fund, since 2005. Senior Vice President
                                                                        and Director of Compliance, Calamos Advisors LLC,
                                                                        2004 - 2005. Vice President and Chief Compliance Officer,
                                                                        Invesco Funds Group, Inc. 1996 - 2004.
------------------------------------------------------------------------------------------------------------------------------------
Karen S. Proc           Assistant Secretary    Since 2005               Associate General Counsel, Old Mutual Capital, Inc.,
(Age: 36)                                                               since October 2005. Associate General Counsel,
                                                                        Founders Asset Management LLC, 2002 - 2005. Associate
                                                                        Attorney, Myer, Swanson, Adams & Wolf, P.C., 1998 - 2002.
------------------------------------------------------------------------------------------------------------------------------------


* Officer of the Trust until such time as his or her successor is duly elected and qualified.

CONSIDERATIONS OF THE BOARD IN APPROVING INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Unaudited)


Summary of Advisory and Sub-Advisory Agreements Approved by the Board

Old Mutual Asset Allocation Conservative Portfolio; Old Mutual Asset Allocation Balanced Portfolio; Old Mutual Asset Allocation Moderate Growth Portfolio; and Old Mutual Asset Allocation Growth Portfolio (the "Asset Allocation Portfolios").

THOMSON HORSTMANN & BRYANT, INC. AND COPPER ROCK CAPITAL PARTNERS, LLC. On November 16, 2005, the Board of Trustees (the "Board" or the "Trustees") of Old Mutual Advisor Funds (the "Trust") approved an investment sub-advisory agreement (the "THB Sub-Advisory Agreement"), among Old Mutual Capital, Inc. ("OMCAP" or the "Advisor"), the Trust, and Thomson Horstmann & Bryant, Inc. ("THB"), and an investment sub-advisory agreement (the "Copper Rock Asset Allocation Sub-Advisory Agreement"), among OMCAP, the Trust, and Copper Rock Capital Partners, LLC ("Copper Rock") for the provision of sub-advisory services by THB and Copper Rock with respect to each of the Asset Allocation Portfolios. The Board recommended that the THB Sub-Advisory Agreement and the Copper Rock Asset Allocation Sub-Advisory Agreement be submitted to shareholders for approval, and each was approved by shareholders and became effective as of July 14, 2006.

IBBOTSON ASSOCIATES ADVISORS, LLC. On February 28, 2006, the Board approved an investment sub-advisory agreement among OMCAP, the Trust, and Ibbotson Associates Advisors, LLC ("Ibbotson") for the provision by Ibbotson of sub-advisory services as a strategic asset allocation consultant to OMCAP with respect to each of the Asset Allocation Portfolios (the "Ibbotson Sub-Advisory Agreement"). The Ibbotson Sub-Advisory Agreement replaced an existing sub-advisory agreement with Ibbotson, dated August 2, 2004 (the "Initial Ibbotson Sub-Advisory Agreement"), which terminated automatically pursuant to
Section 15(a) of the Investment Company Act of 1940, as amended (the "Act") as a result of the purchase of Ibbotson by Morningstar, Inc. on March 1, 2006. The Board recommended that the Ibbotson Sub-Advisory Agreement be submitted to shareholders for approval. The Ibbotson Sub-Advisory Agreement was approved by shareholders and became effective as of July 14, 2006.

In order to avoid disruption of the Asset Allocation Portfolios' investment management program pending shareholder approval of the Ibbotson Sub-Advisory Agreement, on February 28, 2006 the Board also approved an interim investment sub-advisory agreement among OMCAP, the Trust, and Ibbotson (the "Interim Ibbotson Sub-Advisory Agreement") for the provision by Ibbotson of sub-advisory services as a strategic asset allocation consultant to OMCAP with respect to the Asset Allocation Portfolios, in substantially the same form as the Initial Ibbotson Sub-Advisory Agreement. The Interim Ibbotson Sub-Advisory Agreement terminated on July 14, 2006, upon receipt of shareholder approval of the new Ibbotson Sub-Advisory Agreement.

OLD MUTUAL CAPITAL, INC.; ACADIAN ASSET MANAGEMENT, INC.; ANALYTIC INVESTORS, INC.; BARROW HANLEY MEWHINNEY & STRAUSS, INC.; CLAY FINLAY INC.; DWIGHT ASSET MANAGEMENT COMPANY; HEITMAN REAL ESTATE SECURITIES LLC; LIBERTY RIDGE CAPITAL, INC.; PROVIDENT INVESTMENT COUNSEL; ROGGE GLOBAL PARTNERS PLC; AND THOMPSON, SEIGEL & WALMSLEY, INC. On June 29, 2006, the Board approved the renewal of the investment advisory agreement (the "Asset Allocation Advisory Agreement") between OMCAP and the Trust, on behalf of the Asset Allocation Portfolios, as well as the renewal of the investment sub-advisory agreements among the Trust, the Advisor, and the following Asset Allocation Portfolio sub-advisors (collectively, the "Asset Allocation Sub-Advisory Agreements"): Acadian Asset Management, Inc.; Analytic; Barrow Hanley Mewhinney & Strauss, Inc.; Clay Finlay Inc.; Dwight Asset Management Company; Heitman Real Estate Securities LLC; Liberty Ridge Capital, Inc.; Provident Investment Counsel; Rogge Global Partners PLC; and Thompson, Siegel & Walmsley, Inc. (collectively, the "Asset Allocation Portfolio Sub-Advisors").

Old Mutual Copper Rock Emerging Growth Fund (the "Emerging Growth Fund").

COPPER ROCK CAPITAL PARTNERS, LLC. On February 7, 2006, the Board approved an investment sub-advisory agreement (the "Copper Rock Emerging Growth Sub-Advisory Agreement") among OMCAP, the Trust, and Copper Rock for the provision of sub-advisory services by Copper Rock with respect to the Emerging Growth Fund. The Copper Rock Emerging Growth Sub-Advisory Agreement replaced an existing sub-advisory agreement with Copper Rock, dated June 14, 2005 (the "Initial Copper Rock Emerging Growth Sub-Advisory Agreement"), for the provision of sub-advisory services to the Emerging Growth Fund, which terminated automatically pursuant to Section 15(a) of the Investment Company Act of 1940, as amended (the "Act"), as a result of the acquisition by Old Mutual (US) Holdings Inc. ("OMUSH") of a majority ownership interest in Copper Rock on February 9, 2006 (the "OMUSH Acquisition"). The Board recommended that the Copper Rock Emerging Growth Sub-Advisory Agreement be submitted to shareholders for approval, and it was approved by shareholders and became effective as of June 16, 2006.

In order to avoid disruption of the investment management program of the Emerging Growth Fund pending shareholder approval of the Copper Rock Emerging Growth Sub-Advisory Agreement, on February 7, 2006 the Board also approved an interim investment sub-advisory agreement among OMCAP, the Trust, and Copper Rock (the "Interim Copper Rock Emerging Growth Sub-Advisory Agreement") for the provision by Copper Rock of sub-advisory services with respect to the Emerging Growth Fund, in substantially the same form as the Initial Copper Rock Emerging Growth Sub-Advisory Agreement. The Interim Copper Rock Emerging Growth Sub-Advisory Agreement terminated on June 16, 2006, upon receipt of shareholder approval of the Copper Rock Emerging Growth Sub-Advisory Agreement.

Old Mutual Analytic Global Defensive Equity Fund (the "Analytic Global Fund").

ANALYTIC INVESTORS, INC. On February 28, 2006, the Board approved an investment advisory agreement (the "Analytic Advisory Agreement") between OMCAP and the Trust for the provision by OMCAP of advisory services with respect to the Analytic Global Fund, and an investment sub-advisory agreement (the "Analytic Global Sub-Advisory Agreement") among OMCAP, the Trust, and Analytic Investors, Inc. ("Analytic") for the provision by Analytic of sub-advisory services with respect to the Analytic Global Fund.

CONSIDERATIONS OF THE BOARD IN APPROVING INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS -- continued (Unaudited)


Old Mutual VA Asset Allocation Conservative Portfolio; Old Mutual VA Asset Allocation Balanced Portfolio; Old Mutual VA Asset Allocation Moderate Growth Portfolio; Old Mutual VA Asset Allocation Growth Portfolio; Old Mutual Analytic VA Defensive Equity Portfolio; and Old Mutual Analytic VA Global Defensive Equity Portfolio (the "Insurance Portfolios")

On June 29, 2006, the Board approved the addition of the following six portfolios as new series of the Trust, the shares of all of which are intended to be offered for purchase through variable insurance products: Old Mutual VA Asset Allocation Conservative Portfolio; Old Mutual VA Asset Allocation Balanced Portfolio; Old Mutual VA Asset Allocation Moderate Growth Portfolio; Old Mutual VA Asset Allocation Growth Portfolio; Old Mutual Analytic VA Defensive Equity Portfolio; and Old Mutual Analytic VA Global Defensive Equity Portfolio. The Board also approved, with respect to the Insurance Portfolios, an investment advisory agreement between the Trust and OMCAP, and investment sub-advisory agreements among the Trust, OMCAP and each of the following sub-advisors:
Acadian Asset Management, Inc.; Analytic; Barrow Hanley Mewhinney & Strauss, Inc.; Clay Finlay Inc.; Copper Rock; Dwight Asset Management Company; Heitman Real Estate Securities LLC; Liberty Ridge Capital, Inc.; Provident Investment Counsel; Rogge Global Partners PLC; Thompson, Siegel & Walmsley, Inc.; and THB (the Insurance Portfolios' investment advisory agreement and investment sub-advisory agreements are referred to, collectively, as the "Insurance Portfolio Agreements"). The discussion related to the Board's consideration of the Insurance Portfolio Agreements will appear in a separate semi-annual report relating specifically to the Insurance Portfolios.

The following discussion outlines the background of these proposals and the Board's considerations.

Description of Advisor

Old Mutual Capital, Inc.

OMCAP was formed and registered as an investment advisor with the Securities and Exchange Commission ("SEC") in May 2004. OMCAP is a wholly-owned subsidiary of OMUSH, which in turn is a wholly-owned subsidiary of Old Mutual, plc, a United Kingdom-based financial services company ("Old Mutual"). As of May 31, 2006, OMCAP managed approximately $4.18 billion in mutual fund assets. OMCAP has served as investment advisor to the Trust since its inception and is an affiliate of the Sub-Advisors through common ownership by OMUSH. As Advisor to the Asset Allocation Portfolios, OMCAP works with sub-advisor Ibbotson, who serves as a strategic asset allocation consultant in determining each Asset Allocation Portfolio's asset allocations. OMCAP oversees the investments of each Sub-Advisor and conducts ongoing performance reviews.

Description of the Sub-Advisors

Strategic Asset Allocation Consultant

IBBOTSON ASSOCIATES ADVISORS, LLC, a Delaware limited liability company located at 225 North Michigan Avenue, Chicago, IL 60601, serves as the strategic asset allocation consultant and Sub-Advisor to the Advisor for investment model creation and maintenance of each Asset Allocation Portfolio, consistent with the second step in each Asset Allocation Portfolio's investment process. Ibbotson also monitors and makes recommendations to the Advisor regarding possible changes to the Sub-Advisors and their investment strategies. Ibbotson is a wholly-owned subsidiary of Morningstar, Inc.

Asset Allocation Portfolio Sub-Advisors

Each of the Sub-Advisors to the Asset Allocation Portfolios identified below may provide investment sub-advisory services to some or all of the Asset Allocation Portfolios, depending on the allocation of assets to each such Sub-Advisor. Descriptions of the Sub-Advisors and their respective investment mandates are as follows:

ACADIAN ASSET MANAGEMENT, INC. ("Acadian"), a Massachusetts corporation located at One Post Office Square, 20th Floor, Boston, Massachusetts 02109, has provided investment management services since 1977. As of June 30, 2006, Acadian had approximately $44.4 billion under management. Acadian is a wholly-owned subsidiary of OMUSH. Acadian may invest a portion of an Asset Allocation Portfolio's assets allocated to equity investments in the International Large Cap Equity category.

ANALYTIC INVESTORS, INC., a California corporation located at 500 South Grand Avenue, 23rd Floor, Los Angeles, California 90071, has provided investment management services since 1970. As of June 30, 2006, Analytic had approximately $12.4 billion under management. Its investment philosophy is founded on the premise that the systematic application of quantitative techniques has the potential to deliver consistent risk-adjusted performance, regardless of market cycle. Analytic is a wholly-owned subsidiary of OMUSH. Analytic may invest a portion of an Asset Allocation Portfolio's assets allocated to equity investments in the U.S. Large Cap Blend category.

BARROW, HANLEY, MEWHINNEY & STRAUSS, INC. ("Barrow Hanley"), a Nevada corporation located at 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201, has provided investment management services to institutional investors and mutual funds since 1979. As of June 30, 2006, Barrow Hanley had approximately $57.8 billion under management. Barrow Hanley is one of the largest value-oriented investment managers of institutional assets in the United States. Barrow Hanley is a wholly-owned subsidiary of OMUSH. Barrow Hanley may invest a portion of an

Asset Allocation Portfolio's assets allocated to equity investments in one or more of the following categories: U.S. Large Cap Value, U.S. Mid Cap Value, or U.S. Small Cap Value. Barrow Hanley may also invest a portion of an Asset Allocation Portfolio's assets allocated to fixed income investments in one or more of the following categories: U.S. Intermediate-Term Fixed Income or U.S. Core Fixed Income.

CLAY FINLAY INC. ("CLAY FINLAY"), a New York corporation located at 200 Park Avenue, 56th Floor, New York, New York 10166, is a global equity management firm founded in 1982 and headquartered in New York, with offices in London and Tokyo. As of June 30, 2006, Clay Finlay had approximately $7.0 billion under management. Clay Finlay manages a full range of multi-regional (global, international and global ex-country of origin) and regional (Europe, Continental Europe, Japan, Pacific Basin ex Japan, United States and Global Emerging Markets) equity mandates on behalf of major corporations, financial institutions, and governments sourced globally. Clay Finlay is a wholly-owned subsidiary of OMUSH. Clay Finlay may invest a portion of an Asset Allocation Portfolio's assets allocated to equity investments in one or more of the following categories: International Large Cap Equity or Emerging Markets Equity.

COPPER ROCK CAPITAL PARTNERS, LLC ("Copper Rock"), a Delaware limited liability company located at 200 Clarendon Street, 53rd Floor, Boston, Massachusetts 02116, has provided investment management services since 2005. As of June 30, 2006, Copper Rock held discretionary management authority with respect to approximately $812 million in assets under management. OMUSH owns 60% of the limited liability company interests of Copper Rock. Copper Rock may invest a portion of an Asset Allocation Portfolio's assets allocated to equity investments in the U.S. Small-Cap Growth category.

DWIGHT ASSET MANAGEMENT COMPANY ("Dwight"), a Delaware corporation located at 100 Bank Street, Suite 800, Burlington, Vermont, 05401, has provided investment management services since 1975. As of June 30, 2006, Dwight had approximately $56.1 billion under management. Dwight is a registered investment advisor specializing in fixed income and stable value investment strategies. Dwight offers a range of commingled funds and separate account investment management services for Stable Value, Fixed Income, and Insurance clients. Dwight is a wholly-owned subsidiary of OMUSH. Dwight may invest a portion of an Asset Allocation Portfolio's assets allocated to fixed income investments in one or more of the following categories: Cash Management, U.S. Intermediate Fixed Income, U.S. Core Fixed Income, or U.S. High Yield Fixed Income.

HEITMAN REAL ESTATE SECURITIES LLC ("Heitman"), a Delaware limited liability company located at 191 North Wacker Drive, Suite 2500, Chicago, Illinois 60606, has provided investment management services to its clients since 1987. As of June 30, 2006, Heitman had approximately $11.1 billion under management. Heitman is a registered investment advisor specializing in publicly traded U.S. real estate investment trust (REIT) securities. Heitman Real Estate Securities LLC is a wholly-owned subsidiary of Heitman LLC, a Delaware limited liability company owned 50% by senior executives within the Heitman organization and 50% by Old Mutual (HFL) Inc., a wholly-owned subsidiary of OMUSH. Heitman may invest a portion of an Asset Allocation Portfolio's assets allocated to equity investments in the REITs category.

LIBERTY RIDGE CAPITAL, INC. ("Liberty Ridge Capital"), a Delaware corporation located at 1205 West Lakes Drive, Berwyn, Pennsylvania 19312, has provided investment management services since 1982. As of June 30, 2006, Liberty Ridge Capital had approximately $676 million under management. Liberty Ridge Capital's growth investment technique uses a quantitative and fundamental investment process that is focused on business momentum, as demonstrated by earnings or revenue and sales growth. Liberty Ridge Capital is a wholly-owned subsidiary of OMUSH. Liberty Ridge Capital may invest a portion of an Asset Allocation Portfolio's assets allocated to equity investments in one or more of the following categories: U.S. All Cap Blend, U.S. Large Cap Blend, U.S. Small Cap Blend, or U.S. Mid Cap Equity.

PROVIDENT INVESTMENT COUNSEL, INC. ("PIC"), a Massachusetts corporation located at 300 North Lake Avenue, Penthouse Suite, Pasadena, California, 91101, has provided investment management services since 1951. As of June 30, 2006, PIC had approximately $3.5 billion under management. Growth Equity investing is the cornerstone of PIC's investment philosophy, which emphasizes fundamental research and a team approach to portfolio management. PIC is a wholly-owned subsidiary of OMUSH. PIC may invest a portion of an Asset Allocation Portfolio's assets allocated to equity investments in one or more of the following categories: U.S. Large Cap Growth or U.S. Mid Cap Growth.

ROGGE GLOBAL PARTNERS PLC ("Rogge"), a United Kingdom corporation located at Sion Hall, 56 Victoria Embankment, London, England, United Kingdom EC4Y ODZ, has provided investment management services since 1984. As of June 30, 2006, Rogge had approximately $7.3 billion under management. Rogge is a majority owned subsidiary of OMUSH. Rogge may invest a portion of an Asset Allocation Portfolio's assets allocated to fixed income investments in the International Bond category.

THOMPSON, SIEGEL & WALMSLEY, INC. ("TS&W"), a Virginia corporation located at 6806 Paragon Place, Suite 300, Richmond, VA, 23230, has provided investment management services since 1969, serving institutional investors, middle market investors, and individuals in managing equity, fixed income, international, and small cap equity investments. As of June 30, 2006, TS&W had approximately $7.3 billion under management. TS&W is a wholly-owned subsidiary of OMUSH. TS&W may invest a portion of an Asset Allocation Portfolio's assets allocated to equity investments in one or more of the following categories: U.S. Large Cap Value, U.S. Small Cap Value, U.S. Small-Mid Cap Value, U.S. Mid Cap Value, or U.S. All Cap Value.

THOMSON HORSTMANN & BRYANT, INC. ("THB"), a Delaware corporation located at Park 80 West/Plaza One, 5th Floor, Saddle Brook, New Jersey 07663, has provided investment management services since 1982. As of June 30, 2006, THB had approximately $2.3 billion under management. THB is a wholly-owned subsidiary of OMUSH. THB may invest a portion of an Asset Allocation Portfolio's assets allocated to equity investments in one or more of the following categories: U.S. Small Cap Value or Mid Cap Value.

CONSIDERATIONS OF THE BOARD IN APPROVING INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS -- continued (Unaudited)


Old Mutual Copper Rock Emerging Growth Fund Sub-Advisor

The Emerging Growth Fund is sub-advised by Copper Rock, whose description is set forth, above, under "Asset Allocation Portfolio Sub-Advisors."

Old Mutual Analytic Global Defensive Equity Fund Sub-Advisor

The Analytic Global Fund is sub-advised by Analytic, whose description is set forth, above, under "Asset Allocation Portfolio Sub-Advisors."

Considerations of the Board in Approving the Interim Advisory Agreements

Interim Copper Rock Emerging Growth Sub-Advisory Agreement

The Board, including a majority of the independent Trustees, voting at an in-person meeting held on February 7, 2006, approved the Interim Copper Rock Emerging Growth Sub-Advisory Agreement, pending shareholder approval of the new Copper Rock Emerging Growth Sub-Advisory Agreement. In determining whether to approve the Interim Copper Rock Emerging Growth Sub-Advisory Agreement, the Board considered the following factors:

     o The approval of the Interim Copper Rock Emerging Growth Sub-Advisory Agreement was to occur prior to the assignment, and subsequent automatic termination under Section 15(a) of the Act, of the Initial Copper Rock Emerging Growth Sub-Advisory Agreement as a result of the OMUSH Acquisition on February 9, 2006;

    o The scope and quality of services to be provided to the Emerging Growth Fund under the Interim Copper Rock Emerging Growth Sub-Advisory Agreement were equivalent to the scope and quality of services provided under the Initial Copper Rock Emerging Growth Sub-Advisory Agreement;

     o The compensation under the Interim Copper Rock Emerging Growth Sub-Advisory Agreement was the same as the compensation under the Initial Copper Rock Emerging Growth Sub-Advisory Agreement;

     o The Interim Copper Rock Emerging Growth Sub-Advisory Agreement could be terminated by the Trust upon 10 calendar days' written notice to the Advisor and Copper Rock;

     o The Interim Copper Rock Emerging Growth Sub-Advisory Agreement contained the same material terms and conditions as the Initial Copper Rock Emerging Growth Sub-Advisory Agreement;

     o The Interim Copper Rock Emerging Growth Sub-Advisory Agreement contained provisions to escrow the investment sub-advisory fee until shareholders approved the new Copper Rock Emerging Growth Sub-Advisory Agreement; and

     o The duration of the Interim Copper Rock Emerging Growth Sub-Advisory Agreement was to be either the earlier of 150 days from the assignment of the Initial Copper Rock Emerging Growth Sub-Advisory Agreement or the date on which the shareholders approved the new Copper Rock Emerging Growth Sub-Advisory Agreement; and

     o In approving the Initial Copper Rock Emerging Growth Sub-Advisory Agreement, the Board had considered a number of factors, including the following: (1) the nature, extent and quality of the services to be provided by Copper Rock; (2) the investment performance of the Emerging Growth Fund and Copper Rock; (3) the costs of the services to be provided and profits to be realized by OMCAP and Copper Rock and their affiliates from the relationship with the Emerging Growth Fund; (4) the extent to which economies of scale would be realized as the Emerging Growth Fund grows; and (5) whether fee levels reflected those economies of scale for the benefit of Emerging Growth Fund investors.

Interim Ibbotson Sub-Advisory Agreement

The Board, including a majority of the independent trustees, voting in-person at a meeting held on February 28, 2006, approved the Interim Ibbotson Sub-Advisory Agreement, pending shareholder approval of the new Ibbotson Sub-Advisory Agreement. In determining whether to approve the Interim Ibbotson Sub-Advisory Agreement, the Board considered the following factors:

     o The approval of the Interim Ibbotson Sub-Advisory Agreement was to occur prior to the assignment, and subsequent automatic termination under
       Section 15(a) of the Act, of the Initial Ibbotson Sub-Advisory Agreement as a result of the acquisition of Ibbotson by Morningstar, Inc.;

     o The scope and quality of services to be provided to the Asset Allocation Portfolios under the Interim Ibbotson Sub-Advisory Agreement were equivalent to the scope and quality of services provided under the Initial Ibbotson Sub-Advisory Agreement;

     o The compensation under the Interim Ibbotson Sub-Advisory Agreement was the same as the compensation under the Initial Ibbotson Sub-Advisory Agreement;

     o The Interim Ibbotson Sub-Advisory Agreement could be terminated by the Trust upon 10 calendar days' written notice to the Advisor and Ibbotson;

     o The Interim Ibbotson Sub-Advisory Agreement contained the same material terms and conditions as the Initial Ibbotson Sub-Advisory Agreement;

     o The Interim Ibbotson Sub-Advisory Agreement contained provisions to escrow the investment sub-advisory fee until shareholders approved the new Ibbotson Sub-Advisory Agreement; and

     o The duration of the Interim Ibbotson Sub-Advisory Agreement was to be either the earlier of 150 days from the assignment of the Initial Ibbotson Sub-Advisory Agreement or the date on which the shareholders approved the new Ibbotson Sub-Advisory Agreement; and

     o In approving the Initial Ibbotson Sub-Advisory Agreement, the Board had considered a number of factors, including the following: (1) the nature, extent and quality of the services to be provided by Ibbotson; (2) the investment performance of the Asset Allocation Portfolios and Ibbotson;
       (3) the costs of the services to be provided and profits to be realized by OMCAP and Ibbotson and their affiliates from the relationship with the Asset Allocation Portfolios; (4) the extent to which economies of scale would be realized as the Asset Allocation Portfolios grow; and (5) whether fee levels reflected those economies of scale for the benefit of Asset Allocation Portfolio investors.

Considerations of the Board in Approving the Investment Advisory Agreements and the Investment Sub-Advisory Agreements.

The Board approved the THB Sub-Advisory Agreement and the Copper Rock Asset Allocation Sub-Advisory Agreement on November 16, 2005, pending shareholder approval. The Board approved the Copper Rock Emerging Growth Sub-Advisory Agreement on February 7, 2006, pending shareholder approval. The Board approved the Ibbotson Sub-Advisory Agreement on February 28, 2006, pending shareholder approval. The Board approved the Analytic Global Advisory Agreement and the Analytic Global Sub-Advisory Agreement on February 28, 2006. The Board approved the renewal of the Asset Allocation Advisory Agreement and the renewal of the Asset Allocation Sub-Advisory Agreements for each Asset Allocation Portfolio on June 29, 2006. The Analytic Global Advisory Agreement, Asset Allocation Advisory Agreement, THB Sub-Advisory Agreement, Copper Rock Asset Allocation Sub-Advisory Agreement, Copper Rock Emerging Growth Sub-Advisory Agreement, Ibbotson Sub-Advisory Agreement, Analytic Global Sub-Advisory Agreement, and Asset Allocation Sub-Advisory Agreements are collectively referred to, below, as the "Agreements." The Asset Allocation Portfolios, Analytic Global Fund, and Emerging Growth Fund are referred to herein, collectively, as the "Portfolios."

In determining whether it was appropriate to approve the Agreements, the Board requested information, provided by the Advisor and each Sub-Advisor, which it believed to be reasonably necessary to reach its conclusion. The Board carefully evaluated this information and was advised by independent legal counsel with respect to its deliberations. The Board received reports either prepared by Lipper, Inc. ("Lipper"), a mutual fund statistical service, detailing comparative mutual fund advisory fees, expenses levels, and performance rankings, where applicable, or prepared by the Advisor in consultation with Lipper, (the "Lipper Reports"). In considering the fairness and reasonableness of the Agreements, the Board reviewed numerous factors, with respect to each applicable Portfolio separately, including the following:

     o the nature of the services to be provided under the Agreements;

     o the requirements of each Portfolio for the services provided by the Advisor, where applicable, and the Sub-Advisors;

     o the quality of the services provided, including, in connection with the consideration of the renewal of the Asset Allocation Advisory and Sub-Advisory Agreements at the June 2006 Board meeting, information contained in a Lipper Report comparing the performance results of each Asset Allocation Portfolio with those of similar types of funds, as well as with those of appropriate market indexes, which indicated that each Asset Allocation Portfolio's performance was above the median of its peer group for the one-year period ended March 31, 2006;

     o the fees payable for the services, noting in particular, with respect to the Asset Allocation Portfolios, the pricing for a fund of managers structure compared to a fund of funds structure;

     o advisory fee levels compared to other similar investment accounts managed by the Advisor and Sub-Advisors;

     o the total expenses of each Portfolio, including, in connection with the consideration of the renewal of the Asset Allocation Advisory and Sub-Advisory Agreements at the June 2006 Board meeting, a proposed reduction in administrative services fees paid to the Advisor's affiliate, Old Mutual Fund Services ("OMFS"), as administrator, which would result in a reduction of each Portfolio's total expenses;

     o the commitment of the Advisor to cap certain Portfolio expenses through the contractual deferral of advisory fees and/or reimbursement of expenses, and the fact that the Advisor may seek payment of such deferred fees or reimbursement of such absorbed expenses within two fiscal years (three fiscal years for the Analytic Global Fund) after the fiscal year in which fees were deferred or expenses were absorbed, subject to the original contractual expense limitation in effect at the time;

     o the profitability of the Advisor and Sub-Advisors with respect to their relationship with each of the Portfolios;

     o soft-dollar and other service benefits received by the Advisor, including sources of revenue to affiliates of the Advisor from each Portfolio through administration fees and website services fees;

CONSIDERATIONS OF THE BOARD IN APPROVING INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS -- concluded (Unaudited)


     o portfolio management statistics such as portfolio turnover and brokerage commission expenses;

     o the Advisor's role as investment advisor to the Trust, which may add to its prestige and visibility in the investment community and make it more attractive to potential clients;

     o the economies of scale available to the Advisor and Sub-Advisors and the resulting economies of scale passed on to shareholders;

     o the capabilities of the Advisor and Sub-Advisors, including personnel resources;

     o the financial condition of the Advisor and the Sub-Advisors, including financial statements and profitability analyses provided by each;

     o fees charged by the Advisor to funds, other than those of the Trust, which are managed by the Advisor;

     o current economic and industry trends; and

     o the overall balance of shareholder benefits versus Advisor and Sub-Advisor benefits.

Current management fees and effective management fees after expense limitations were reviewed in the context of the Advisor's costs of providing services and its profitability. In addition, the Board reviewed the Lipper Reports, comparing a Portfolio's expense ratio, advisory fee, and where applicable, performance with comparable mutual funds. The Trustees noted that the Funds were relatively new and that the Advisor had not yet realized a profit in each case. Similarly, the Trustees reviewed the costs of each sub-Advisor in providing the services and the profitability to each sub-Advisor with respect to each Fund.

In connection with the approval of the Analytic Global Advisory and Sub-Advisory Agreements, the Board considered the fact that the total expenses of 1.95% of the Analytic Global Fund's Class A shares at net asset value (after waiver or reimbursement) were lower than 14 funds in the peer group and higher than 11 funds in the peer group. The Board considered that, since the Analytic Global Fund had no assets to invest (other than seed capital that the Advisor would supply), the Trustees did not need to address the Fund's performance at that time.

In connection with the approval of the Copper Rock Emerging Growth Sub-Advisory Agreement, the Board considered the fact that there would be no change in the sub-advisory fee or portfolio management under the new Agreement.

In connection with the renewal of the Asset Allocation Advisory and Sub-Advisory Agreements, the Board considered the fact that the total expenses of 1.247% of the Old Mutual Asset Allocation Conservative Portfolio at net asset value (after waiver or reimbursement) were lower than 6 funds in the peer group but higher than 10 funds in the peer group. The Board considered the fact that, although the total expenses for this Portfolio were above the median, the Lipper Report noted that 11 of the 17 funds in the peer group were larger in assets than the Portfolio. The Board considered the fact that the total return performance for the Conservative Portfolio of 6.35% for the one-year period ended March 31, 2006 was better than 9 funds in the peer group but below 6 funds in the peer group.

The Board considered the fact that the total expenses of 1.297% of the Old Mutual Asset Allocation Balanced Portfolio at net asset value (after waiver or reimbursement) were lower than 6 funds in the peer group and higher than 2 funds in the peer group. The Board considered the fact that the total return performance for the Balanced Portfolio of 11.88% for the one-year period ended March 31, 2006 was better than 6 funds in the peer group but below 1 fund in the peer group.

The Board considered the fact that the total expenses of 1.296% of the Old Mutual Asset Allocation Moderate Growth Portfolio at net asset value (after waiver or reimbursement) were lower than 5 funds in the peer group but higher than 1 fund in the peer group. The Board considered the fact that the total return performance for the Moderate Growth Portfolio of 15.65% for the one-year period ended March 31, 2006 was better than the other 6 funds in the peer group.

The Board considered the fact that the total expenses of 1.343% of the Old Mutual Asset Allocation Growth Portfolio at net asset value (after waiver or reimbursement) were lower than 9 funds in the peer group but higher than 5 funds in the peer group. The Board considered the fact that the total return performance for the Growth Portfolio of 20.52% for the one-year period ended March 31, 2006 was better than the other 12 funds in the peer group.

The Board relied upon the Advisor's representation, based upon the advice of Lipper, that each peer group discussed above was a fair, reasonable, and balanced presentation of a comparable peer group for each Portfolio.

The Board reviewed additional information provided by the Advisor and the Sub-Advisors. Following extended discussions concerning this information, the Board determined that the Agreements were consistent with the best interests of each Portfolio, as applicable, and shareholders. The Board, including all of the Trustees who are not "interested persons" of the Trust, voting separately at meetings held in-person, unanimously approved the Agreements on the basis of the foregoing review and discussions. The Board concluded, among other things:

     o that the level of fees to be charged to the Portfolios is comparable to the fees charged by the Advisor to the other similar funds it manages, as well as to fees charged by other investment advisors and investment sub-advisors to other funds with similar investment or allocation strategies, and is therefore reasonable, considering the services provided by the Advisor and the Sub-Advisors;

     o that each Asset Allocation Portfolio's performance was competitive with that of its performance peer group;

     o that each Sub-Advisor is under common control with the Advisor, which allows for greater coordination and monitoring of the nature and quality of sub-advisory services;

     o that, with respect to the Asset Allocation Portfolios, the unique and active asset allocation management structure supports the level of fees being charged;

     o that the Advisor's willingness to voluntarily defer its fees and reimburse expenses to reduce Portfolio expenses indicates a high level of commitment on the part of the Advisor;

     o that the profitability of each Fund to the Advisor and each sub-Advisor, when positive, was reasonable in light of all the circumstances;

     o that the Asset Allocation Advisory Agreement and the Analytic Global Advisory Agreement contain breakpoints, which will allow shareholders to realize economies of scale as the Portfolios' assets increase;

     o that the inception of the Emerging Growth Fund was relatively recent, and that it would be premature to consider economies of scale as a factor in approving the Agreement at the present time;

     o that the Advisor and Sub-Advisors are experienced and possess significant experience in managing particular asset classes;

     o that the Advisor and the Sub-Advisors have demonstrated their commitment to provide sufficient staffing resources and capabilities to manage the Portfolios, including the retention of personnel with relevant investment management experience; and

     o that the Advisor and Sub-Advisors appear to have overall high quality in terms of their personnel, operations, financial condition, investment management capabilities, methodologies and performance.

SHAREHOLDER PROXY RESULTS (Unaudited)


A special meeting of shareholders of Old Mutual Asset Allocation Conservative Portfolio, Old Mutual Asset Allocation Balanced Portfolio, Old Mutual Asset Allocation Moderate Growth Portfolio, and Old Mutual Asset Allocation Growth Portfolio was held on July 14, 2006 to consider approving new investment sub-advisory agreements for these funds.

The voting results were as follows:

Proposal 1.A. To approve an investment sub-advisory agreement with Copper Rock Capital Partners, LLC

                                             # Votes           # Votes Against            # of            # of Broker
                                           for Proposal            Proposal            Abstentions          Non-Votes
---------------------------------------------------------------------------------------------------------------------------
Asset Allocation Conservative Portfolio     1,291,896                5,748              139,628                0
Asset Allocation Balanced Portfolio         4,004,916               48,602              319,831                0
Asset Allocation Moderate Growth Portfolio  4,347,090               85,325              442,682                0
Asset Allocation Growth Portfolio           2,617,936               19,106              137,698                0
---------------------------------------------------------------------------------------------------------------------------

Proposal 1.B. To approve an investment sub-advisory agreement with Ibbotson Associates Advisors, LLC

                                             # Votes           # Votes Against            # of            # of Broker
                                           for Proposal            Proposal            Abstentions          Non-Votes
---------------------------------------------------------------------------------------------------------------------------

Asset Allocation Conservative Portfolio     1,294,071                5,748              137,453                0
Asset Allocation Balanced Portfolio         4,001,987               48,602              322,760                0
Asset Allocation Moderate Growth Portfolio  4,348,151               94,248              432,698                0
Asset Allocation Growth Portfolio           2,629,269               18,120               82,680                0
---------------------------------------------------------------------------------------------------------------------------

Proposal 1.C. To approve an investment sub-advisory agreement with Thomson
              Hortsmann & Bryant, Inc.

                                             # Votes           # Votes Against            # of            # of Broker
                                           for Proposal            Proposal            Abstentions          Non-Votes
---------------------------------------------------------------------------------------------------------------------------

Asset Allocation Conservative Portfolio     1,292,223                5,748              139,301                0
Asset Allocation Balanced Portfolio         4,002,335               48,602              322,412                0
Asset Allocation Moderate Growth Portfolio  4,354,114               87,483              433,499                0
Asset Allocation Growth Portfolio           2,617,976               17,896              138,868                0
---------------------------------------------------------------------------------------------------------------------------

A special meeting of shareholders of Old Mutual Copper Rock Emerging Growth Fund was held on June 16, 2006 to consider approving a new investment sub-advisory agreement for the fund.

The voting results were as follows:

Proposal:   To approve an investment sub-advisory agreement with
            Copper Rock Capital Partners, LLC

                                             # Votes           # Votes Against            # of            # of Broker
                                           for Proposal            Proposal            Abstentions          Non-Votes
---------------------------------------------------------------------------------------------------------------------------
Copper Rock Emerging Growth Fund              708,932               16,963               76,709                0
---------------------------------------------------------------------------------------------------------------------------

                                  [BLANK PAGE]

OLD MUTUAL ADVISOR FUNDS


FOR MORE INFORMATION ABOUT THE OLD MUTUAL ADVISOR FUNDS, CONTACT US:


BY TELEPHONE

Shareholder Services 1-888-744-5050
Investment Professionals 1-888-772-2888


BY MAIL

Old Mutual Advisor Funds
P.O. Box 219398
Kansas City, MO 64121-7250


IN PERSON

Old Mutual Advisor Funds
4643 South Ulster Street, 6th Floor
Denver, CO 80237


ON THE INTERNET
www.oldmutualcapital.com


This annual report is intended for the information of Old Mutual Advisor Funds shareholders, but may be used by prospective investors when preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains important information about the objectives, risks, share classes, charges and expenses of each Old Mutual Advisor Fund, by visiting www.oldmutualcapital.com or by calling 1-888-744-5050. Please read the prospectus carefully before investing.



Old Mutual Investment Partners, NASD Member Firm, distributor.


D-06-505  09/2006

Item 2.  Code of Ethics.

(a) As of the end of the period covered by this report, Old Mutual Advisor Funds (the "registrant") has adopted a code of ethics that applies to the registrant's principal executive officer ("PEO") and principal financial officer ("PFO").

(c) During the period covered by this report, no amendments have been made to a provision of the registrant's code of ethics that applies to the registrant's PEO or PFO, and that relates to any element of the "code of ethics" definition enumerated in paragraph (b) of Item 2 of Form N-CSR.

(d) During the period covered by this report, the registrant has not granted a waiver, including an implicit waiver, from a provision of the registrant's code of ethics to the registrant's PEO or PFO that relates to one or more of the items set forth in paragraph (b) of Item 2 of Form N-CSR.

(f)(1) A copy of the registrant's code of ethics is filed as an exhibit to this report, pursuant to Item 12(a)(1) of Form N-CSR.


Item 3.  Audit Committee Financial Expert.

(a)(1) The board of trustees of the registrant (the "board") has determined that the registrant has an "audit committee financial expert" serving on its audit committee, as that term is defined in paragraph (b) of
         Item 3 of Form N-CSR.

(a)(2) The name of the audit committee financial expert is John R. Bartholdson. Mr. Bartholdson is an "independent" member of the audit committee as that term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4.     Principal Accountant Fees and Services.

(a) Audit Fees - The aggregate fees billed to the registrant by its principal accountant for professional services rendered for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ending July 31, 2006 and 2005 were $365,000 and $86,000, respectively.

(b) Audit-Related Fees - The aggregate fees billed to the registrant by its principal accountant for assurance and related services that are reasonably related to the performance of the audit of the registrant's financial statements and that are not reported under paragraph (a) of this Item 4 for the fiscal years ending July 31, 2006 and 2005 were $0 and $0, respectively.

         The aggregate fees billed for assurance and related services by the registrant's principal accountant to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant (collectively, the "Service Providers") that were reasonably related to the performance of the audit of the registrant's financial statements, which required pre-approval by the board's audit committee, for the fiscal years ending July 31, 2006 and 2005 were $0 and $0, respectively.


(c) Tax Fees - The aggregate fees billed to the registrant by its principal accountant for professional services rendered by the accountant for tax compliance, tax advice, and tax planning ("tax fees") for the fiscal years ending July 31, 2006 and 2005 were $0 and $0, respectively.

         The aggregate tax fees billed by the registrant's principal accountant to the Service Providers, which required pre-approval by the board's audit committee, for the fiscal years ending July 31, 2006 and 2005 were $0 and $0, respectively.

(d) All Other Fees - The aggregate fees billed to the registrant by its principal accountant for products and services provided by the accountant, other than the services reported in paragraphs (a), (b), and (c) of this Item 4 ("all other fees"), for the fiscal years ending July 31, 2006 and 2005 were $0 and $0, respectively.

         The aggregate of all other fees billed by the registrant's principal accountant to the Service Providers, which required pre-approval by the board's audit committee, for the fiscal years ending July 31, 2006 and 2005 were $59,000 and $0, respectively. These fees were for the review of the registration statement and semi-annual report of other investment companies that utilize the same Service Providers as the registrant.

(e)(1) The board's audit committee shall consider for preapproval all permissible non-audit services that are proposed to be provided to the registrant by its independent auditors and shall have preapproved any such permissible non-audit services before they are provided to the registrant. Such preapproval may be granted by one or more members of the audit committee, so long as any such member's decision to preapprove is presented to the full audit committee, solely for information purposes, at its next scheduled meeting.

(e)(2)   None of the services described in paragraphs (b) through (d) of this
         Item 4 were approved by the audit committee pursuant to paragraph
         (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)      Not applicable.

(g) For the fiscal years ending July 31, 2006 and 2005, the aggregate non-audit fees billed by the registrant's principal accountant to the registrant and the Service Providers were $59,000 and $0, respectively.

(h) The board's audit committee has considered whether the provision of non-audit services by the registrant's principal accountant to the Service Providers which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

         Not applicable.

Item 6.  Schedule of Investments.

         SCHEDULE I - INVESTMENTS IN SECURITIES OF UNAFFILIATED ISSUERS is included as part of the reports to shareholders filed under Item 1 of this report.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

         Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

         Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

         Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

         No material changes have been made to the procedures by which shareholders may recommend nominees to the board, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item 10.

Item 11.   Controls and Procedures.

(a) Based on an evaluation of the Disclosure Controls and Procedures of the registrant as of a date within 90 days of the filing date of this report, except as discussed below, the registrant's PEO and PFO, or persons performing similar functions, have concluded that the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed in this report is recorded, processed, summarized, and reported within required time periods, and accumulated and communicated to the registrant's management, including the registrant's PEO and PFO, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

         A material weakness in internal controls relating to the application of daily fair value pricing by the registrant's sub-administrator for certain international equity securities was identified. This weakness has since been corrected.

(b) Except as discussed above, during the quarter ended July 31, 2006, there has been no change in the registrant's internal control over financial reporting that has materially affected, or that is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Items 12.  Exhibits.

(a)(1)   Attached hereto as Exhibit EX-99.CODE ETH.

(a)(2)   Attached hereto as Exhibit EX-99.CERT.

(a)(3)   Not applicable.

(b)      Attached hereto as Exhibit EX-99.906CERT.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


OLD MUTUAL ADVISOR FUNDS

By: /s/ Julian F. Sluyters
    -----------------------------------
     Julian F. Sluyters, President

Date: October 9, 2006


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Julian F. Sluyters
    ------------------------------------------------
    Julian F. Sluyters, Principal Executive Officer

Date: October 9, 2006




By: /s/ Mark E. Black
    ------------------------------------------
    Mark E. Black, Principal Financial Officer

Date:  October 9, 2006